SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      |X|

      Pre-Effective Amendment No.

      Post-Effective Amendment No. 41

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              |X|

      Amendment No. 42

                        (Check appropriate box or boxes.)

          TOUCHSTONE FUNDS GROUP TRUST FILE NOS. 33-70958 and 811-8104
        -----------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

                303 Broadway, Suite 1100, Cincinnati, Ohio 45202
        ----------------------------------------------------------------
                (Address of Principal Executive Offices) Zip Code

        Registrant's Telephone Number, including Area Code (513) 878-4066
        -----------------------------------------------------------------

              Jill T. McGruder, 303 Broadway, Cincinnati, OH 45202
        -----------------------------------------------------------------
                     (Name and Address of Agent for Service)

With Copy to: John M. Ford, Esq.
Pepper Hamilton LLP
3000 Two Logan Square
Philadelphia, PA 19103

It is proposed that this filing will become effective
(check appropriate box)

[X]   immediately upon filing pursuant to paragraph (b)
[ ]   on (date) pursuant to paragraph (b)
[ ]   60 days after filing pursuant to paragraph (a)(1)
[ ]   on (date) pursuant to paragraph (a)(1)
[ ]   75 days after filing pursuant to paragraph (a)(2)
[ ]   on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate,check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                February 1, 2009

Prospectus

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Diversified Small Cap Value Fund

Touchstone Healthcare and Biotechnology Fund


Touchstone International Growth Fund


Touchstone Mid Cap Fund

Touchstone Premium Yield Equity Fund

Touchstone Value Opportunities Fund













The Securities and Exchange Commission has not approved the Funds' shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Multiple Classes of Shares are offered in this Prospectus.

PROSPECTUS                                                      FEBRUARY 1, 2009

TOUCHSTONE INVESTMENTS

TOUCHSTONE DIVERSIFIED SMALL CAP VALUE FUND

TOUCHSTONE HEALTHCARE AND BIOTECHNOLOGY FUND


TOUCHSTONE INTERNATIONAL GROWTH FUND


TOUCHSTONE MID CAP FUND

TOUCHSTONE PREMIUM YIELD EQUITY FUND

TOUCHSTONE VALUE OPPORTUNITIES FUND


Each fund is a series of Touchstone Funds Group Trust (the "Trust"), a group of bond and equity mutual funds. The Trust is part of the Touchstone(R) Funds that also includes Touchstone Investment Trust, a group of taxable bond and money market mutual funds, Touchstone Strategic Trust, a group of equity mutual funds, Touchstone Tax-Free Trust, a group of tax-free bond and money market mutual funds, Touchstone Variable Series Trust, a group of variable series funds and Touchstone Institutional Funds Trust (formerly Constellation Institutional Portfolios), a group of institutional equity mutual funds (the "Touchstone Funds"). Each Touchstone Fund has a different investment goal and risk level. For further information about the Touchstone Funds, contact Touchstone Investments at 1.800.543.0407.


The Funds are managed by Touchstone Advisors, Inc. ("Touchstone Advisors" or the "Advisor"). Touchstone Advisors selects a sub-advisor (each a "Sub-Advisor," collectively the "Sub-Advisors") to manage each Fund's investments on a daily basis.

TABLE OF CONTENTS
                                                                            Page

Diversified Small Cap Value Fund
Healthcare and Biotechnology Fund
International Growth Fund Mid Cap Fund
Premium Yield Equity Fund
Value Opportunities Fund
Investment Strategies and Risks
The Funds' Management
Choosing a Class of Shares
Distribution Arrangements
Investing with Touchstone
Distributions and Taxes
Financial Highlights

--------------------------------------------------------------------------------

THE FUND'S INVESTMENT GOAL

The Touchstone Diversified Small Cap Value Fund seeks long-term total return.

ITS PRINCIPAL INVESTMENT STRATEGIES


The Touchstone Diversified Small Cap Value Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies with small market capitalizations that the sub-advisor, Federated Clover Investment Advisors, a division of Federated Global Investment Management Corp. ("Federated Clover"), believes possess attractive long-term return potential because of their lower than average valuations and improving fundamental business outlooks. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, small cap companies are defined as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell 2000 Value Index. As of December 31, 2008, the Russell 2000 Value Index included companies with capitalizations between $7 million and $3.3 billion. The size of the companies included in the Russell 2000 Value Index will change with market conditions.

The Fund invests in securities of companies operating in a broad range of industries based primarily on Federated Clover's quantitative, fundamental and technical analysis. In looking at company valuations, Federated Clover considers factors such as price-cash flow, price-earnings and price-book value. In selecting specific securities for the Fund, Federated Clover may also consider other factors, such as competitive positioning, earnings outlook and price momentum. Federated Clover generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.


THE KEY RISKS


The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.


Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term total return, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that small capitalization value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the Russell 2000 Value Index's capitalization range (sometimes referred to as "micro-capitalization companies") are substantially riskier than investments in larger, more established companies. The stocks of micro-capitalization companies are less stable in price and less liquid than the stocks of larger companies.

Federated Clover's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Fund to underperform funds that also seek long-term total return but use different approaches to the security selection process. The out-of-favor and undervalued companies in which the Fund invests may be more vulnerable to negative investor sentiment or adverse business or economic events than more growth-oriented companies.


This Fund should only be purchased by investors seeking long-term total return who can withstand the share price volatility of small cap equity investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. This bar chart shows changes in performance (before taxes) of the Fund's Class A shares for each of the last 10 calendar years.(1) The bar chart does not reflect any sales charges, which would reduce your return. The returns for Class C shares offered by the Fund will be lower than the Class A returns shown in the bar chart since Class C shares have higher 12b-1 distribution fees. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

DIVERSIFIED SMALL CAP VALUE FUND - CLASS A TOTAL RETURN


1999    2000    2001    2002     2003    2004    2005   2006    2007    2008

29.57%  10.59%  27.42%  -20.75%  45.48%  20.14%  3.06%  15.83%  -2.97%  -25.44%


                                                        Best Quarter
                                                        2nd Quarter 1999  26.61%

                                                        Worst Quarter
                                                        3rd Quarter 2002 -22.37%


(1) The performance information shown above is based on a calendar year. From the Fund's inception on February 28, 1996 until May 1, 2001, the Fund operated as the Clover Small Cap Value Fund and was advised by Clover Capital Management, Inc. On May 1, 2001, the shareholders of the Clover Small Cap Value Fund voted to approve Turner Investment Partners, Inc. as the Fund's investment advisor and Clover Capital Management, Inc. as the sub-advisor, and from that date until May 7, 2004, the Fund operated as the Turner Small Cap Value Fund. On May 7, 2004, the Turner Small Cap Value Fund was reorganized into the Constellation Clover Small Cap Value Fund. On November 20, 2006 the Constellation Clover Small Cap Value Fund was renamed the Touchstone Diversified Small Cap Value Fund. Clover Capital Management, Inc. remained the sub-advisor after this name change. On December 1, 2008, Federated Investors, Inc. acquired Clover Capital Management, Inc. The returns for Class A shares include performance of the Fund that was achieved prior to the creation of Class A shares on November 20, 2006, which is the same as the performance of Class Z shares offered in a separate prospectus. Performance shown for 2007 and 2008 reflects the actual returns of the Fund's Class A shares.

This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2008, to those of the Russell 2000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.


Average Annual Total Returns
For the period ended December 31, 2008

                                                      1 YEAR            5 YEARS(1)        10 YEARS(1)
DIVERSIFIED SMALL CAP VALUE FUND - CLASS A
-----------------------------------------------------------------------------------------------------
Return Before Taxes                                   -29.71%             -0.45%             7.49%
Return After Taxes on Distributions                   -30.52%             -3.53%             5.39%
Return After Taxes on Distributions
    and Sale of Fund Shares(2)                        -18.38%             -0.44%             6.35%
Russell 2000 Value Index(3)                           -28.92%              0.27%             6.11%
DIVERSIFIED SMALL CAP VALUE FUND - CLASS C
Return Before Taxes                                   -25.92%              0.05%             7.35%
Russell 2000 Value Index(3)                           -28.92%              0.27%             6.11%
-----------------------------------------------------------------------------------------------------

(1) The 5 year and 10 year returns for Class A and Class C shares include performance of the Fund that was achieved prior to the creation of Class A and Class C shares (November 20, 2006), which is the same as the performance for Class Z shares through November 20, 2006. The returns have been restated for sales charges and/or fees applicable to Class A and Class C shares, which includes a 0.25% and a 1.00% 12b-1 fee, respectively.


(2) When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes," it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.


(3) The Russell 2000 Value Index measures the performance of companies included in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A and C shares of the Fund.

            SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                       CLASS A       CLASS C
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
    (as a percentage of offering price)                  5.75%(1)       None
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)            None(2)      1.00%(3)
Wire Redemption Fee                                  Up to $15     Up to $15
--------------------------------------------------------------------------------


       ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
Management Fees                                          0.85%         0.85%
Distribution and/or Shareholder Services Fees            0.25%         1.00%
Other Expenses                                           4.77%         2.54%
TOTAL ANNUAL FUND OPERATING EXPENSES                     5.87%         4.39%
Less Fee Waiver and/or Expense Reimbursement(4)          4.42%         2.19%
NET EXPENSES                                             1.45%         2.20%
--------------------------------------------------------------------------------


(1) You may pay a reduced sales charge on very large purchases. (See "Reduced Class A Sales Charge" in this Prospectus.)

(2) Purchases of $1 million or more do not pay a front-end sales charge, but may pay a contingent deferred sales charge ("CDSC") of 1.00% if shares are redeemed within 1 year of their purchase and compensation was paid to an unaffiliated broker-dealer.

(3) The 1.00% CDSC is not applicable if shares are held for 1 year or longer and may be waived under other circumstances described in this Prospectus.


(4) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of Touchstone's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940). This expense limitation will remain in effect until at least January 31, 2010. Touchstone Advisors, Inc. has no ability to recoup amounts waived or reimbursed. Pursuant to this agreement, "Net Expenses" for Class A shares and Class C shares (including Rule 12b-1 fees) will not exceed 1.45% and 2.20%, respectively. However, for purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors, Inc.'s waiver obligations.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   ASSUMING REDEMPTION               ASSUMING NO
                                    AT END OF PERIOD                 REDEMPTION
                               CLASS A            CLASS C             CLASS C
--------------------------------------------------------------------------------
1 Year                          $714               $323                  $223
3 Years                       $1,850             $1,131                $1,131
5 Years                       $2,966             $2,050                $2,050
10 Years                      $5,673             $4,398                $4,398
--------------------------------------------------------------------------------
The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.

THE FUNDS INVESTMENT GOAL

The Touchstone Healthcare and Biotechnology Fund seeks long-term capital appreciation.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Healthcare and Biotechnology Fund invests, under normal market conditions, at least 80% of its assets in common stocks of healthcare and biotechnology companies that are traded in the U.S. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.

Healthcare companies include pharmaceutical companies, companies involved in research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and the companies that support the production, manufacturing, sale and/or distribution of medicines, medical supplies, medical services and other health care-related products and services. Biotechnology companies are those that engage in the research, development, and manufacture of various biotechnological products, services, and processes; manufacture and/or distribute biotechnological and biomedical products, including devices and instruments; provide or benefit significantly from scientific and technological advances in biotechnology; or provide processes or services instead of, or in addition to, products. To determine whether a potential investment is doing business in the healthcare or biotechnology sectors, the sub-advisor, Turner Investment Partners, Inc. ("TIP"), generally considers whether (i) the company earns at least 50% of its gross income from the healthcare or biotechnology sectors; (ii) at least 50% of its assets are devoted to producing revenues from the healthcare or biotechnology sectors; or (iii) the company is listed within the Healthcare Company sector universe maintained by Frank Russell & Co.

While the Fund typically invests in the common stocks of medium to large capitalization companies, it may invest in companies of any size in seeking to achieve its investment goal. These securities may be traded over the counter or listed on an exchange. It is not expected that the Fund will own a substantial amount of securities that pay dividends.

TIP pursues a bottom-up approach that emphasizes fundamental research analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. TIP generally considers selling a security when it detects a deterioration in the company's earnings potential or when other opportunities appear more attractive.

The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.

THE KEY RISKS


The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.


Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

Since the Fund's investments are concentrated in the healthcare sector, they are subject to the risk that the healthcare sector will underperform the broader market, as well as the risk that issuers in the sector will be impacted by market conditions, legislative or regulatory changes, or competition. The competitive pressures of advancing technology and the number of companies and product offerings that continue to expand could cause healthcare and biotechnology companies to become increasingly sensitive to short product cycles and aggressive pricing. Furthermore, the types of products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a company's market value and/or share price.

The smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. Many biotechnology companies are relatively small and have thinly traded equity securities, may not yet offer products or offer a simple product and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. Furthermore, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies.

The Fund invests in companies that TIP believes have strong earnings growth potential. TIP's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the security selection process.

Frequent and active trading may result in greater expenses to the Fund and may generate more taxable short-term gains for shareholders, which may lower the Fund's performance.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of focused equity investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. This bar chart shows changes in performance (before taxes) of the Fund's Class A shares during each full calendar year of operations. (1) The bar chart does not reflect any sales charges, which would reduce your return. The returns for Class C shares offered by the Fund will be lower than the Class A returns shown in the bar chart since Class C shares have higher 12b-1 distribution fees. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

HEALTHCARE AND BIOTECHNOLOGY FUND - CLASS A TOTAL RETURN


2002     2003    2004    2005    2006   2007    2008

-19.98%  38.09%  12.52%  12.75%  0.21%  25.51%  -30.44%


                                                        Best Quarter
                                                        2nd Quarter 2003 12.52%


                                                        Worst Quarter
                                                        4th Quarter 2008 -20.26%


(1) The performance information shown above is based on a calendar year. From the Fund's inception on February 28, 2001 until May 7, 2004, the Fund operated as the Turner Healthcare & Biotechnology Fund, a portfolio of the Turner Funds and was advised by TIP. On May 7, 2004, the Turner Healthcare & Biotechnology Fund was reorganized into the Constellation TIP Healthcare & Biotechnology Fund. On November 20, 2006 the Constellation TIP Healthcare & Biotechnology Fund was renamed the Touchstone Healthcare and Biotechnology Fund. TIP remained the sub-advisor after this name change.

This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2008 to those of the S&P 500 Healthcare Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for Class C shares offered by the Fund will differ from Class A after-tax returns.

Average Annual Total Returns
For the period ended December 31, 2008

                                                                                            SINCE INCEPTION(1)
                                                             1 YEAR           5 YEARS(1)         (2-28-01)
HEALTHCARE AND BIOTECHNOLOGY FUND - CLASS A
--------------------------------------------------------------------------------------------------------------
Return Before Taxes                                         -34.46%              0.90%             4.41%
Return After Taxes on Distributions                         -34.46%              0.09%             3.86%
Return After Taxes on
    Distributions and Sale of Fund Shares(2)                -22.40%              0.70%             3.77%
S & P 500 Healthcare Index(3)                               -12.21%              3.50%            -1.90%
HEALTHCARE AND BIOTECHNOLOGY FUND - CLASS C
Return Before Taxes                                         -31.34%              1.29%             4.38%
S & P 500 Healthcare Index(3)                               -12.21%              3.50%            -1.90%
--------------------------------------------------------------------------------------------------------------

(1) The 5 year and since inception returns for Class C shares include performance of the Fund that was achieved prior to the creation of Class C shares (November 20, 2006). Class C shares' performance for periods prior to November 20, 2006 is based on the performance of the Fund's Class A shares. Prior to November 20, 2006, Class A shares were titled as Class II shares and did not assess sales charges. The returns shown in the table above have been restated to reflect the impact of sales charges and/or fees applicable to Class A and Class C shares, which includes a 0.25% and a 1.00% 12b-1 fee, respectively.

(2) When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes," it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(3) The S&P 500 Healthcare Index is a widely-recognized, equally-weighted performance index, adjusted for capital gains distribution and income dividends, of securities of companies engaged in the healthcare, biotechnology and medical industries. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A and C shares of the Fund.

            SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                       CLASS A       CLASS C
Maximum Sales Charge Imposed on Purchases
    (as a percentage of offering price)                  5.75%(1)       None
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)            None(2)      1.00%(3)
Wire Redemption Fee                                  Up to $15     Up to $15
--------------------------------------------------------------------------------


       ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
Management Fees                                          1.00%         1.00%
Distribution and/or Shareholder Services Fees            0.25%         1.00%
Other Expenses                                           0.48%         0.64%
TOTAL ANNUAL FUND OPERATING EXPENSES                     1.73%         2.64%
Less Fee Waiver and/or Expense Reimbursement(4)          0.18%         0.34%
NET EXPENSES                                             1.55%         2.30%
--------------------------------------------------------------------------------


(1) You may pay a reduced sales charge on very large purchases. (See "Reduced Class A Sales Charge" in this Prospectus.)

(2) Purchases of $1 million or more do not pay a front-end sales charge, but may pay a contingent deferred sales charge ("CDSC") of 1.00% if shares are redeemed within 1 year of their purchase and compensation was paid to an unaffiliated broker-dealer.

(3) The 1.00% CDSC is not applicable if shares are held for 1 year or longer and may be waived under other circumstances described in this Prospectus.


(4) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of Touchstone's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940). This expense limitation will remain in effect until at least January 31, 2010. Touchstone Advisors, Inc. has no ability to recoup amounts waived or reimbursed. Pursuant to this agreement, "Net Expenses" for Class A shares and Class C shares (including Rule 12b-1 fees) will not exceed 1.55% and 2.30%, respectively. However, for purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors, Inc.'s waiver obligations.


EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                   ASSUMING REDEMPTION               ASSUMING NO
                                    AT END OF PERIOD                 REDEMPTION
                               CLASS A            CLASS C             CLASS C
--------------------------------------------------------------------------------
1 Year                          $724               $333                  $233
3 Years                       $1,072               $788                  $788
5 Years                       $1,444             $1,370                $1,370
10 Years                      $2,485             $2,948                $2,948
--------------------------------------------------------------------------------
The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.

THE FUND'S INVESTMENT GOAL

The Touchstone International Growth Fund seeks long-term capital growth.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone International Growth Fund invests, under normal conditions, at least 80% of its total assets in foreign stocks and American Depositary Receipts ("ADRs") of companies without regard to market capitalization. The Fund may invest in common and/or preferred stocks, securities convertible into common and/or preferred stocks, and warrants to purchase common and/or preferred stocks. This is a non-fundamental policy that the Fund can change upon 60 days' prior notice to shareholders.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of one issuer. The Fund may invest up to 10% of its total assets in the securities of one company and up to 25% of its total assets in the securities of one industry. The Fund's investments may include companies in the technology sector.


The Sub-Advisor, Navellier & Associates, Inc. ("Navellier"), seeks to identify and select inefficiently priced securities with strong appreciation potential by employing a proprietary investment process. The Sub-Advisor's proprietary investment process is primarily a disciplined quantitative, objective, "bottom-up," process and contains the following three steps. In the first step of the investment process, the Sub-Advisor calculates and analyzes a "reward/risk ratio" for each potential investment. The reward/risk ratio is designed to identify stocks with above average potential returns and adjusted for risk. In the second step of the investment process, the Sub-Advisor applies two or more sets of fundamental criteria to identify attractive stocks among those with favorable reward/risk ratios. Examples of these criteria include, but are not limited to, earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria. Stocks with a combination of the applicable criteria are further considered in the third and final step of the investment process. The third step of the investment process addresses the construction of the portfolio. First, countries are analyzed for their reward/risk potential and weighted accordingly. Secondly, stocks are weighted utilizing a disciplined methodology.


Every quarter the Sub-Advisor evaluates the fundamental criteria used in the second step of the investment process. The criteria included in this step and the relative weightings of each fundamental criterion are adjusted as necessary. This allows the Sub-Advisor to monitor which criteria appear to be in favor in the financial markets. If a security does not meet the requirements of each step of the Sub-Advisor's investment process, then the Sub-Advisor will evaluate the security and, if necessary, replace it.


The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.


THE KEY RISKS


The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.


Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. The Fund is also subject to the risk that its market segment, foreign equity securities, may underperform other equity market segments or the equity markets as a whole. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock's price when interest rates decline.

The Fund is subject to the risk that small and medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the medium and smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small companies may have more limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium and small cap company stocks may be more volatile than stocks of larger companies.

Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country. There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist. There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

Foreign receipts, which include ADRs, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Since the Fund's investments may be concentrated in one industry, they are subject to the risk that the industry in which they are concentrated will underperform the broader market or investments in other industries. Moreover, the Fund is subject to the risk that issuers in the industry in which the Fund's investment are concentrated will be impacted by market conditions, legislative or regulatory changes, or competition specific to that industry. Because the Fund may concentrate its investments in one industry, it may be subject to greater risks than a fund that invests in a broad range of industries.


The Fund is non-diversified, which means that it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

Frequent and active trading may result in greater expenses to the Fund and may generate more taxable short-term gains for shareholders, which may lower the Fund's performance.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of international equity investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.


THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. This bar chart shows changes in performance (before taxes) of the Fund's Class A shares for each calendar year since inception. The bar chart does not reflect any sales charges, which would reduce your return. The returns for Class C shares offered by the Fund will be lower than the Class A returns shown in the bar chart since Class C shares have higher 12b-1 distribution fees. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

International Growth Fund - Class A Total Returns*


2001     2002     2003    2004    2005    2006    2007    2008

-19.38%  -11.22%  35.82%  14.29%  14.57%  23.01%  22.77%  -44.98%


                                                                    Best Quarter
                                                         2nd Quarter 2003 21.06%


                                                                   Worst Quarter
                                                        4th Quarter 2008 -24.06%

* The performance information shown above is based on a calendar year. From the Fund's inception on September 5, 2000 until September 27, 2008, the Fund operated as the Navellier International Growth Portfolio, a series of the Navellier Millennium Funds, and was advised by Navellier & Associates, Inc. ("Navellier"). As of the close of business on September 27, 2008, the Navellier International Growth Portfolio was reorganized into the Touchstone International Growth Fund. Navellier remained the sub-advisor after this reorganization.

This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2008, to those of the MSCI EAFE Index and MSCI EAFE Growth Index. On September 15, 2008, the Fund changed its comparative index from the MSCI EAFE Index to the MSCI EAFE Growth Index because the MSCI EAFE Growth Index more accurately reflects the Fund's portfolio composition. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

Average Annual Total Returns
For the period ended December 31, 2008

                                                                                             SINCE INCEPTION
                                                             1 YEAR            5 YEARS           (9-5-00)
INTERNATIONAL GROWTH FUND - CLASS A
------------------------------------------------------------------------------------------------------------
Return Before Taxes                                         -48.12%              0.52%            -3.73%
Return After Taxes on Distributions                         -48.17%              0.06%            -4.04%
Return After Taxes on Distributions
    and Sale of Fund Shares(1)                              -31.20%              0.53%            -3.06%
MSCI EAFE Growth Index(2)                                   -42.46%              1.77%            -2.68%
MSCI EAFE Index(3)                                          -43.06%              2.10%            -0.74%
------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND - CLASS C(4)
------------------------------------------------------------------------------------------------------------
Return Before Taxes                                         -45.33%              1.09%            -3.63%
MSCI EAFE Growth Index(2)                                   -42.46%              1.77%            -2.68%
MSCI EAFE Index(3)                                          -43.06%              2.10%            -0.74%
------------------------------------------------------------------------------------------------------------


(1) When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes," it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(2) The MSCI EAFE Growth Index is an unmanaged index, designed by Morgan Stanley, of growth-oriented equities in the developed countries of Europe, Australasia, and the Far East. It is considered representative of growth-oriented international stocks of developed countries. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

(3) The MSCI EAFE Index is an unmanaged index, designed by Morgan Stanley, of equities in the developed countries of Europe, Australasia, and the Far East. It is considered representative of the international stocks of developed countries. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

(4) The returns for Class C shares include performance of the Fund that was achieved prior to the creation of Class C shares (September 29, 2008), which is the same as the performance for Class A shares through September 29, 2008. The returns have been restated for sales charges and/or fees applicable to Class C shares, which includes a 1.00% 12b-1 fee.


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A and Class C shares of the Fund.

            SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                       CLASS A       CLASS C
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
    (as a percentage of offering price)                  5.75%(1)       None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)            None(2)      1.00%(3)
Wire Redemption Fee                                  Up to $15     Up to $15
--------------------------------------------------------------------------------


       ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees(4)                                       0.90%         0.90%
Distribution and/or Shareholder Service Fees(5)          0.25%         1.00%
Other Expenses                                           5.18%         5.18%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses (AFFE)(6)                0.01%         0.01%
TOTAL ANNUAL FUND OPERATING EXPENSES                     6.34%         7.09%
Less Fee Waivers and Expense Reimbursements(7)           4.98%         4.98%
--------------------------------------------------------------------------------
NET EXPENSES(8)                                          1.36%         2.11%
--------------------------------------------------------------------------------


(1) You may pay a reduced sales charge on very large purchases. (See "Reduced Class A Sales Charge" in this Prospectus.)

(2) Purchases of $1 million or more do not pay a front-end sales charge, but may pay a contingent deferred sales charge ("CDSC") of 1.00% if shares are redeemed within 1 year of their purchase and compensation was paid to an unaffiliated broker-dealer.

(3) The 1.00% CDSC is not applicable if shares are held for 1 year or longer and may be waived under other circumstances described in this Prospectus.


(4) "Management Fees" are based upon the actual operating history for the period ended September 30, 2008, except they have been restated to reflect a decrease in management fees effective September 29, 2008.

(5) "Distribution and/or Shareholder Service Fees" shown above for Class C shares will differ from the distribution expenses reflected in the Fund's Annual Report for the period ended September 30, 2008. The actual "Distribution and/or Shareholder Service Fees" for the Fund's Class C shares for the period ended September 30, 2008 were 0.00%.

(6) Acquired Fund Fees and Expenses are not fees or expenses incurred by the Fund directly but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. Acquired Fund Fees and Expenses will vary with changes in the expenses of the underlying funds (which may include changes in their fee waiver agreements, if any) as well as the degree to which the Fund invests in underlying funds, and may be higher or lower than the amount shown above.

(7) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of Touchstone's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940). This expense limitation will remain in effect until at least January 31, 2010. Touchstone Advisors, Inc. has no ability to recoup amounts waived or reimbursed. Pursuant to this agreement, "Net Expenses" for Class A shares and Class C shares (including Rule 12b-1 fees) will not exceed 1.35% and 2.10%, respectively. However, for purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors, Inc.'s waiver obligations.

(8) "Net Expenses" shown above will differ from the "Net Expenses" reflected in the Fund's Annual Report for the period ended September 30, 2008. The actual "Net Expenses" for the Fund's Class A shares and Class C shares for the period ended September 30, 2008 were 1.48% and 0.73%, respectively. The net expenses excluding AFFE for Class A and Class C are 1.35% and 2.10% respectively.


EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example) and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                   ASSUMING REDEMPTION              ASSUMING NO
                                    AT END OF PERIOD                REDEMPTION
                           CLASS A Shares     CLASS C Shares      CLASS C Shares
1 Year                          $706               $314                  $214
3 Years                       $1,928             $1,643                $1,643
5 Years                       $3,117             $3,012                $3,012
10 Years                      $5,954             $6,193                $6,193
--------------------------------------------------------------------------------
The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.


THE FUND'S INVESTMENT GOAL

THE TOUCHSTONE MID CAP FUND SEEKS LONG-TERM CAPITAL GROWTH.

ITS PRINCIPAL INVESTMENT STRATEGIES


The Touchstone Mid Cap Fund invests, under normal market conditions, at least 80% of its assets in common stocks of medium capitalization U.S. companies that the sub-advisor, TIP, believes have the potential for long-term growth and that are attractively priced. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, a medium capitalization company is one that has a market capitalization at the time of purchase that is within the range of market capitalizations represented in the Russell Midcap Index. As of December 31, 2008, the Russell Midcap Index included companies with capitalizations between $24 million and $14.9 billion. The size of the companies in the Russell Midcap Index will change with market conditions.

The Fund invests in securities of companies operating in a broad range of industries based primarily on a fundamental analysis of each company and due consideration of such characteristics as price-cash flow, price-earnings and price-book value ratios. TIP looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that TIP believes can generate and sustain long-term growth. TIP employs a quantitative approach to determine whether a company's share price reflects its perceived value. A security will be sold if TIP believes it has reached its full valuation, the security experiences an unexpected deterioration in fundamentals, to adhere to investment guidelines or risk parameters or if TIP believes another security has a greater risk/reward profile.

The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.

THE KEY RISKS


The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock on the company's assets in the event of liquidation.

The Fund is subject to the risk that small and medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the medium and smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small companies may have more limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium and small cap company stocks may be more volatile than stocks of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the Russell Midcap Index's capitalization range generally are not as broadly traded as those of companies with larger capitalizations, and they are often subject to wider and more abrupt fluctuations in market price. Additional reasons for the greater price fluctuations of these securities include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions.

Frequent and active trading may result in greater expenses to the Fund and may generate more taxable short-term gains for shareholders, which may lower the Fund's performance.

This Fund should only be purchased by investors seeking long-term capital growth who can withstand the share price volatility of mid cap investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. This bar chart shows changes in performance (before taxes) of the Fund's Class A shares during each full calendar year of operations. (1) The bar chart does not reflect any sales charges, which would reduce your return. The returns for Class C shares offered by the Fund will be lower than the Class A returns shown in the bar chart since Class C shares have higher 12b-1 distribution fees. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


MID CAP FUND - CLASS A TOTAL RETURNS


2004    2005    2006    2007   2008

21.47%  19.59%  12.24%  8.70%  -42.07%
                                                        BEST QUARTER:
                                                        1ST QUARTER 2006 14.41%

                                                        WORST QUARTER:
                                                        4TH QUARTER 2008 -23.27%

(1) FROM THE FUND'S INCEPTION ON JANUARY 2, 2003 UNTIL APRIL 14, 2005, THE FUND OPERATED AS THE MIDCAP CORE PORTFOLIO, A SEPARATE SERIES OF CONSTELLATION INSTITUTIONAL PORTFOLIOS. TIP SERVED AS THE MIDCAP CORE PORTFOLIO'S INVESTMENT ADVISOR FROM JANUARY 2, 2003 UNTIL MARCH 1, 2004, AND AS THE MIDCAP CORE PORTFOLIO'S INVESTMENT SUB-ADVISOR WITH DAY-TO-DAY PORTFOLIO MANAGEMENT RESPONSIBILITY FROM MARCH 1, 2004 UNTIL APRIL 14, 2005. ON APRIL 14, 2005, THE MIDCAP CORE PORTFOLIO WAS REORGANIZED INTO THE CONSTELLATION TIP MID CAP FUND. ON NOVEMBER 20, 2006, THE CONSTELLATION TIP MID CAP FUND WAS RENAMED THE TOUCHSTONE MID CAP FUND. TIP REMAINED THE SUB-ADVISOR AFTER THESE CHANGES. The returns for Class A shares include performance of the Fund that was achieved prior to the creation of Class A shares on May 14, 2007, which is the same as the performance of Institutional shares offered in a separate prospectus. The returns for periods prior to May 14, 2007 have been restated for fees applicable to Class A shares, which includes a 0.25% 12b-1 fee. Performance shown for 2008 reflects the actual returns of the Fund's Class A shares.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS (BEFORE AND AFTER TAXES) FOR THE PERIOD ENDED DECEMBER 31, 2008, TO THOSE OF THE RUSSELL MIDCAP INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST INDIVIDUAL FEDERAL INCOME TAX RATE AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR AFTER-TAX RETURNS MAY DIFFER FROM THOSE SHOWN AND DEPEND ON YOUR TAX SITUATION. THE AFTER-TAX RETURNS DO NOT APPLY TO SHARES HELD IN AN IRA, 401(K) OR OTHER TAX-DEFERRED ACCOUNT. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for Class C shares offered by the Fund will differ from Class A after-tax returns.

Average Annual Total Returns
For the period ended December 31, 2008

                                                                                                       SINCE INCEPTION(1)
                                                                       1 YEAR          5 YEARS(1)          (1-02-03)
-------------------------------------------------------------------------------------------------------------------------
MID CAP FUND - CLASS A
Return Before Taxes                                                    -45.41%           -0.66%              5.18%
Return After Taxes on Distributions                                    -45.47%           -2.06%              3.40%
Return After Taxes on Distributions and Sale of Fund Shares(2)         -29.46%           -0.98%              3.77%
Russell Midcap Index(3)                                                -41.46%           -0.71%              5.15%
MID CAP FUND - CLASS C
Return Before Taxes                                                    -41.81%            0.05%              5.67%
Russell Midcap Index(3)                                                -41.46%            0.71%              5.15%
-------------------------------------------------------------------------------------------------------------------------

(1) The 5 year and since inception returns for Class A and Class C shares include performance of the Fund that was achieved prior to the creation of Class A and Class C shares (May 14, 2007), which is the same as the performance for Institutional shares through May 14, 2007. The returns have been restated for sales charges and/or fees applicable to Class A and Class C shares, which includes a 0.25% and a 1.00% 12b-1 fee, respectively.

(2) When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes," it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(3) The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index based on total market capitalization. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A and C shares of the Fund.

            SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                       CLASS A       CLASS C
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
    (as a percentage of offering price)                  5.75%(1)       None
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)            None(2)      1.00%(3)
Wire Redemption Fee                                  Up to $15     Up to $15
--------------------------------------------------------------------------------


       ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
Management Fees                                          0.80%         0.80%
Distribution and/or Shareholder Services Fees            0.25%         1.00%
Other
Expenses                                                 3.04%        29.60%
TOTAL ANNUAL FUND OPERATING EXPENSES                     4.09%        31.40%
Less Fee Waiver and/or Expense Reimbursement(4)          2.94%        29.50%
NET EXPENSES                                             1.15%         1.90%
--------------------------------------------------------------------------------

(1) You may pay a reduced sales charge on very large purchases. (See "Reduced Class A Sales Charge" in this Prospectus.)

(2) Purchases of $1 million or more do not pay a front-end sales charge, but may pay a contingent deferred sales charge ("CDSC") of 1.00% if shares are redeemed within 1 year of their purchase and compensation was paid to an unaffiliated broker-dealer.

(3) The 1.00% CDSC is not applicable if shares are held for 1 year or longer and may be waived under other circumstances described in this Prospectus.


(4) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of Touchstone's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940). This expense limitation will remain in effect until at least January 31, 2010. Touchstone Advisors, Inc. has no ability to recoup amounts waived or reimbursed. Pursuant to this agreement, "Net Expenses" for Class A shares and Class C shares (including Rule 12b-1 fees) will not exceed 1.15% and 1.90%, respectively. However, for purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors, Inc.'s waiver obligations.


EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                   ASSUMING REDEMPTION               ASSUMING NO
                                    AT END OF PERIOD                 REDEMPTION
                               CLASS A            CLASS C             CLASS C
--------------------------------------------------------------------------------
1 Year                          $685               $293                  $193
3 Years                       $1,493             $5,071                $5,071
5 Years                       $2,316             $7,714                $7,714
10 Years                      $4,439            $10,162               $10,162
--------------------------------------------------------------------------------
The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.

The Fund's Investment Goal

The Touchstone Premium Yield Equity Fund seeks long-term growth of capital and high current income.

Its Principal Investment Strategies


The Touchstone Premium Yield Equity Fund invests, under normal market conditions, at least 80% of its assets in equity securities. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund focuses on dividend-paying equity securities of U.S. companies that the sub-advisor, Miller/Howard Investments Inc. ("Miller/Howard"), believes possess attractive long-term return potential primarily due to lower than average valuations and an improving business outlook.


Miller/Howard's investment process begins with quantitative screens that seek to identify stocks with above-average dividend yield plus a consistent history of dividend growth that offer high financial strength and solid appreciation potential. Miller/Howard also employs certain social and environmental screens. The portfolio management team generates a focus list of stocks through a combination of additional screens and fundamental research. Preference is given to companies with monopoly-like characteristics and recurring revenues, which may be attained through proprietary goods and services, strategic geographic positioning, and/or market dominance. Attention to diversification across economic sectors is also emphasized. An attempt is made to find stocks that are supported by the firm's general view of the economy and its sectors, though bottom-up stock selection is of primary importance.

Potential investments are thoroughly researched and analyzed. This includes evaluation of the dividend payment stream, discussions with company management, a comprehensive Socially Responsible Investing ("SRI") profile and assessments of the financial strength of the company. Stocks from all sectors of the market are considered for inclusion in the portfolio in an effort to provide diversification. Finally, technical analysis is used to attempt to identify optimal times for purchases and sales.

The Key Risks


The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.


Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital growth, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock's price when interest rates decline.

REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increases in property taxes, operating expenses, rising interest rates or competition overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

The Fund is subject to the risk that small and medium capitalization value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies.


Foreign receipts, which include ADRs, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security. The Fund may invest up to 40% of its assets in both sponsored and unsponsored ADRs and other foreign receipts, including emerging market securities. ADRs are subject to many of the same risks associated with foreign securities.


This Fund should only be purchased by investors seeking long-term capital growth who can withstand the share price volatility of equity investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

The Fund's Performance


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. This bar chart shows changes in performance (before taxes) of the Fund's Class A shares during each full calendar year of operations. The bar chart does not reflect any sales charges, which would reduce your return. The returns for Class C shares offered by the Fund will be lower than the Class A returns shown in the bar chart since Class C shares have higher 12b-1 distribution fees. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

PREMIUM YIELD EQUITY FUND - CLASS A TOTAL RETURN

2008

-41.38%

                                                        Best Quarter
                                                        2nd Quarter 2008 -3.83%

                                                        Worst Quarter
                                                        4th Quarter 2008 -25.99%

This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2008, to those of its primary benchmark, the Russell 3000 Value Index, and its secondary benchmark, the Dow Jones US Select Dividend Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

Average Annual Total Returns
For the period ended December 31, 2008

                                                                                              SINCE INCEPTION
                                                                                1 YEAR          (12-03-07)

-------------------------------------------------------------------------------------------------------------
PREMIUM YIELD EQUITY FUND - CLASS A
Return Before Taxes                                                             -44.74%          -42.83%
Return After Taxes on Distributions                                             -45.30%          -43.44%
Return After Taxes on Distributions and Sale of Fund Shares(1)                  -28.43%          -36.17%
Russell 3000 Value Index(2)                                                     -36.25%          -34.69%
Dow Jones US Select Dividend Index(3)                                           -30.97%          -30.91%
PREMIUM YIELD EQUITY FUND - CLASS C
Return Before Taxes                                                             -41.86%          -40.03%
Russell 3000 Value Index(2)                                                     -36.25%          -34.69%
Dow Jones US Select Dividend Index(3)                                           -30.97%          -30.91%
-------------------------------------------------------------------------------------------------------------

(1) When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes," it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(2) The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

(3) The Dow Jones U.S. Select Dividend Index measures 100 leading U.S. dividend-paying companies. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class A and Class C shares of the Fund.

            Shareholder Fees
(fees paid directly from your investment)
                                                       Class A       Class C
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
    (as a percentage of offering price)                  5.75%(1)       None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)            None(2)      1.00%(3)
--------------------------------------------------------------------------------
Wire Redemption Fee                                  Up to $15     Up to $15


         Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees                                          0.70%         0.70%
Distribution and/or Shareholder Service Fees             0.25%         1.00%
Other Expenses                                           0.58%         3.61%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                     1.53%         5.31%
Less Fee Waiver and/or Expense Reimbursement(4)          0.33%         3.36%
--------------------------------------------------------------------------------
Net Expenses(5)                                          1.20%         1.95%
--------------------------------------------------------------------------------


(1) You may pay a reduced sales charge on very large purchases. (See "Reduced Class A Sales Charge" in this Prospectus.)

(2) Purchases of $1 million or more do not pay a front-end sales charge, but may pay a contingent deferred sales charge ("CDSC") of 1.00% if shares are redeemed within 1 year of their purchase and compensation was paid to an unaffiliated broker-dealer.

(3) The 1.00% CDSC is not applicable if shares are held for 1 year or longer and may be waived under other circumstances described in this Prospectus.


(4) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of Touchstone's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940). This expense limitation will remain in effect until at least January 31, 2010. Touchstone Advisors, Inc. has no ability to recoup amounts waived or reimbursed. Pursuant to this agreement, "Net Expenses" for Class A shares and Class C shares (including Rule 12b-1 fees) will not exceed 1.20% and 1.95%, respectively. However, for purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors, Inc.'s waiver obligations.

(5) "Net Expenses" shown above will differ from the "Net Expenses" reflected in the Fund's Annual Report for the period ended September 30, 2008 for the Class C shares. The actual "Net Expenses" for the Fund's Class C shares for the period ended September 30, 2008 were 1.94%.


Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                   ASSUMING REDEMPTION               ASSUMING NO
                                    AT END OF PERIOD                 REDEMPTION
                               CLASS A            CLASS C             CLASS C
--------------------------------------------------------------------------------
1 Year                          $690               $298                  $198
3 Years                       $1,000             $1,289                $1,289
5 Years                       $1,332             $2,373                $2,373
10 Years                      $2,267             $5,055                $5,055
--------------------------------------------------------------------------------
The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.

THE FUND'S INVESTMENT GOAL

The Touchstone Value Opportunities Fund seeks long-term total return.

ITS PRINCIPAL INVESTMENT STRATEGIES


The Touchstone Value Opportunities Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies that the sub-advisor, Federated Clover, believes possess attractive long-term return potential because of their lower than average valuations and improving business outlooks. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

The Fund invests in securities of companies operating in a broad range of industries based primarily on Federated Clover's quantitative, fundamental and technical analysis. In looking at company valuations, Federated Clover considers factors such as price-cash flow, price-earnings and price-book value. In selecting specific securities for the Fund, Federated Clover may also consider other factors, such as competitive positioning, earnings outlook and price momentum. The Fund may invest in companies of any size in seeking to achieve its investment goal. Federated Clover generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.


THE KEY RISKS


The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term total return, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that small and medium capitalization value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the market capitalization range (sometimes referred to as "micro-capitalization companies") are substantially riskier than investments in larger, more established companies. The stocks of micro-capitalization companies are less stable in price and less liquid than the stocks of larger companies.


Federated Clover's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Fund to underperform funds that also seek long-term total return but use different approaches to the security selection process. The out-of-favor and undervalued companies in which the Fund invests may be more vulnerable to negative investor sentiment or adverse business or economic events than more growth-oriented companies.


This Fund should only be purchased by investors seeking long-term total return who can withstand the share price volatility of equity investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. This bar chart shows changes in performance (before taxes) of the Fund's Class A shares for each of the last 10 calendar years.(1) The bar chart does not reflect any sales charges, which would reduce your return. The returns for Class C shares offered by the Fund will be lower than the Class A returns shown in the bar chart since Class C shares have higher 12b-1 distribution fees. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

VALUE OPPORTUNITIES FUND - CLASS A TOTAL RETURN


1999   2000    2001    2002     2003    2004    2005    2006    2007   2008

4.27%  10.70%  13.00%  -12.04%  32.65%  17.77%  12.09%  15.18%  8.28%  -35.77%

                                                        Best Quarter
                                                        2nd Quarter 2003 19.28%

                                                        Worst Quarter
                                                        4th Quarter 2008 -22.28%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on December 6, 1991 until May 1, 2001, the Fund operated as the Clover Equity Value Fund and was advised by Clover Capital Management, Inc. On May 1, 2001, the shareholders of the Clover Equity Value Fund voted to approve Turner Investment Partners, Inc. as the Fund's investment advisor and Clover Capital Management, Inc. as the sub-advisor, and from that date until May 7, 2004 the Fund operated as the Turner Core Value Fund. On May 7, 2004, the Turner Core Value Fund was reorganized into the Constellation Clover Core Value Fund. On November 20, 2006 the Constellation Clover Core Value Fund was renamed the Touchstone Value Opportunities Fund. Clover Capital Management, Inc. remained the sub-advisor after this name change. On December 1, 2008, Federated Investors, Inc. acquired Clover Capital Management, Inc. The returns for Class A shares include performance of the Fund that was achieved prior to the creation of Class A shares on November 20, 2006, which is the same as the performance of Class Z shares offered in a separate prospectus. Performance shown for 2007 and 2008 reflects the actual returns of the Fund's Class A shares.

This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2007, to those of the Russell 3000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

Average Annual Total Returns
For the period ended December 31, 2008

                                                             1 YEAR           5 YEARS(1)        10 YEARS(1)
VALUE OPPORTUNITIES FUND - CLASS A
-----------------------------------------------------------------------------------------------------------
Return Before Taxes                                         -39.45%             -0.06%             4.26%
Return After Taxes on Distributions                         -39.61%             -1.70%             2.40%
Return After Taxes on Distributions
    and Sales of Fund Shares(2)                             -25.44%              0.04%             3.26%
Russell 3000 Value Index(3)                                 -36.25%             -0.72%             1.69%
VALUE OPPORTUNITIES FUND - CLASS C
Return Before Taxes                                         -36.23%              0.44%             4.13%
Russell 3000 Value Index(3)                                 -36.25%             -0.72%             1.69%
-----------------------------------------------------------------------------------------------------------

(1) The 5 year and 10 year returns for Class A and Class C shares includes performance of the Fund that was achieved prior to the creation of Class A and Class C shares (November 20, 2006), which is the same as the performance for Class Z shares through November 20, 2006. The returns have been restated for sales charges and/or fees applicable to Class A and Class C shares, which includes a 0.25% and a 1.00% 12b-1 fee, respectively.

(2) When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes," it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(3) The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A and C shares of the Fund.

            SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                       CLASS A       CLASS C
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
    (as a percentage of offering price)                  5.75%(1)       None
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)            None(2)      1.00%(3)
Wire Redemption Fee                                  Up to $15     Up to $15
--------------------------------------------------------------------------------


       ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
Management Fees                                          0.74%         0.74%
Distribution and/or Shareholder Services Fees            0.25%         1.00%
Other Expenses                                           0.69%         0.82%
TOTAL ANNUAL FUND OPERATING EXPENSES                     1.68%         2.56%
Less Fee Waiver and/or Expense Reimbursement(4)          0.49%         0.62%
NET EXPENSES(5)                                          1.19%         1.94%
--------------------------------------------------------------------------------


(1) You may pay a reduced sales charge on very large purchases. (See "Reduced Class A Sales Charge" in this Prospectus.)

(2) Purchases of $1 million or more do not pay a front-end sales charge, but may pay a contingent deferred sales charge ("CDSC") of 1.00% if shares are redeemed within 1 year of their purchase and compensation was paid to an unaffiliated broker-dealer.

(3) The 1.00% CDSC is not applicable if shares are held for 1 year or longer and may be waived under other circumstances described in this Prospectus.


(4) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of Touchstone's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940). This expense limitation will remain in effect until at least January 31, 2010. Touchstone Advisors, Inc. has no ability to recoup amounts waived or reimbursed. Pursuant to this agreement, "Net Expenses" for Class A shares and Class C shares (including Rule 12b-1 fees) will not exceed 1.19% and 1.94%, respectively. However, for purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors, Inc.'s waiver obligations.

(5) "Net Expenses" shown above reflect a change in the Fund's operating expenses and will differ from the "Net Expenses" reflected in the Fund's Annual Report for the fiscal year ended September 30, 2008. The actual "Net Expenses" for the Fund's Class A shares and Class C shares for the fiscal year ended September 30, 2008 were 1.20% and 1.95%, respectively.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   ASSUMING REDEMPTION               ASSUMING NO
                                    AT END OF PERIOD                 REDEMPTION
                               CLASS A            CLASS C             CLASS C
--------------------------------------------------------------------------------
1 Year                          $689               $297                  $197
3 Years                       $1,029               $738                  $738
5 Years                       $1,392             $1,305                $1,305
10 Years                      $2,409             $2,849                $2,849
--------------------------------------------------------------------------------
The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.



CAN A FUND DEPART FROM ITS NORMAL INVESTMENT STRATEGIES?

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in detail in our Statement of Additional Information ("SAI").

Each Fund's investment goal is non-fundamental, and may be changed by the Trust's Board of Trustees without shareholder approval. You would be notified at least 30 days before any change takes effect. The investments and strategies described throughout this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations (i.e., fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Funds' goals. This defensive investing may increase a Fund's taxable income. A Fund will do so only if the Advisor or the Fund's sub-advisor believes that the risk of loss in using the Fund's normal strategies and investments outweighs the opportunity for gains. Of course, there can be no guarantee that any Fund will achieve its investment goal.

PORTFOLIO COMPOSITION

Certain of the Funds have adopted policies to invest, under normal circumstances, at least 80% of the value of the Fund's "assets" in certain types of investments suggested by its name (the "80% Policy"). For purposes of these 80% Policies, the term "assets" means net assets plus the amount of borrowings for investment purposes. A Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

EQUITY RISK (EQUITY FUNDS). Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities of individual companies may fluctuate based upon performance of the company and industry as well as economic trends and developments. Fluctuations in the value of equity securities in which a Fund invests will cause the Fund's net asset value to fluctuate. An investment in an equity fund may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

MANAGER OF MANAGERS RISK (ALL FUNDS). The Advisor engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of each Fund. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

CHANGE IN MARKET CAPITALIZATION (DIVERSIFIED SMALL CAP VALUE AND MID CAP). A Fund may specify in its principal investment strategy a market capitalization range for acquiring portfolio securities. If a security that is within the range for a Fund at the time of purchase later falls outside the range, which is most likely to happen because of market growth, the Fund may continue to hold the security if, in the sub-advisor's judgment, the security remains otherwise consistent with the Fund's investment goal and strategies. However, this change could affect the Fund's flexibility in making new investments.

PORTFOLIO TURNOVER (ALL FUNDS). Each Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Advisor and/or sub-advisor determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Advisor's or sub-advisor's control. These transactions will increase a Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in a Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund's returns.

REITs Risk (Premium Yield Equity Fund). REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

WHAT ARE SOME OF THE OTHER RISKS OF INVESTING IN THE FUNDS?

DERIVATIVES (ALL FUNDS). Each Fund may, but is not required to, use derivative instruments for any of the following purposes:

      o To hedge against adverse changes - caused by changing interest rates, stock market prices or currency exchange rates - in the market value of securities held by or to be bought for a Fund;

      o     As a substitute for purchasing or selling securities;

      o To shorten or lengthen the effective portfolio maturity or duration of tax-exempt bonds;

      o To enhance a Fund's potential gain in non-hedging or speculative situations; or

      o To lock in a substantial portion of the unrealized appreciation in a stock without selling it.

A derivative instrument will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative instruments can have a large impact on a portfolio's yield, stock prices and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Fund's holdings less liquid and harder to value, especially in declining markets. In addition, much of the income and gains generated by derivatives will be taxed as ordinary income.

Under normal circumstances, the Funds will not invest in derivatives. There is no limit to how much of the Funds' assets can be invested in derivatives, including derivatives for speculative purposes.


EXCHANGE-TRADED FUNDS (ALL FUNDS). The Funds may invest in shares of exchange-traded funds (ETFs). An ETF is a registered investment company that seeks to track the performance of a particular market index. Investing in an ETF generally offers instant exposure to an index or a broad range of markets, sectors, geographic regions or industries.

When investing in ETFs, shareholders bear their proportionate share of the Fund's expenses and their proportionate share of ETF expenses which are similar to the Fund's expenses. Also, although ETFs seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index.


LENDING OF PORTFOLIO SECURITIES (ALL FUNDS EXCEPT PREMIUM YIELD EQUITY FUND). The Funds may lend their portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Fund's sub-advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower. Lending portfolio securities results in additional income, which serves to reduce the amount that would otherwise be payable by the Advisor to the Fund under the Advisor's contractual expense limitation arrangement (see "Contractual Fee Waiver Agreement").

Market Disruption Risk (ALL FUNDS). The United States has recently experienced significant disruption to its financial markets impacting the liquidity and volatility of securities generally, including securities in which the Funds may invest. During periods of extreme market volatility, prices of securities held by the Funds may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Funds could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude the Funds' ability to achieve their investment goal.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds' portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds. The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Advisor and Sub-Advisors will monitor developments and seek to manage the Funds in a manner consistent with achieving the Funds' investment goals, but there can be no assurance that it will be successful in doing so.

WHERE CAN I FIND INFORMATION ABOUT THE FUNDS' PORTFOLIO HOLDINGS DISCLOSURE POLICIES?

A description of the Funds' policies and procedures for disclosing portfolio securities to any person is available in the SAI and can also be found on the Funds' website at www.touchstoneinvestments.com.

INVESTMENT ADVISOR

TOUCHSTONE ADVISORS, INC. ("TOUCHSTONE ADVISORS" OR THE "ADVISOR") 303 BROADWAY, SUITE 1100, CINCINNATI, OH 45202


Touchstone Advisors has been a registered investment advisor since 1994. As of December 31, 2008, Touchstone Advisors had approximately $5.1 billion in assets under management. As the Funds' Advisor, Touchstone Advisors continuously reviews, supervises and administers the Funds' investment programs and also ensures compliance with the Funds' investment policies and guidelines.


Touchstone Advisors is responsible for selecting each Fund's sub-advisor(s), subject to approval by the Board of Trustees. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

o     Level of knowledge and skill

o     Performance as compared to its peers or benchmark

o     Consistency of performance over 5 years or more

o     Level of compliance with investment rules and strategies

o     Employees facilities and financial strength

o     Quality of service

Touchstone Advisors will also continually monitor each sub-advisor's performance through various analyses and through in-person, telephone and written consultations with the Sub-Advisor. Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Board of Trustees, including whether or not a sub-advisor's contract should be renewed, modified or terminated.

The Securities and Exchange Commission (the "SEC") has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Funds must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Funds. Shareholders of a Fund will be notified of any changes in its Sub-Advisory arrangements.

Two or more sub-advisors may manage a Fund, with each managing a portion of the Fund's assets. If a Fund has more than one sub-advisor, Touchstone Advisors allocates how much of a Fund's assets are managed by each sub-advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the Sub-Advisors.


Touchstone Advisors is also responsible for running all of the operations of the Funds, except those that are subcontracted to the Sub-Advisor, custodian, transfer agent and other parties. For its services, Touchstone Advisors is entitled to receive a base investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below (the fee to be paid by the International Growth Fund during the current fiscal year is also shown in the table below). The advisory fees below are net of advisory fees waived by Touchstone Advisors, if any. Touchstone Advisors pays sub-advisory fees to each sub-advisor from its advisory fee.

NAME OF FUND                                                     ANNUAL FEE RATE
--------------------------------------------------------------------------------
Touchstone Diversified Small Cap Value Fund                           0.85%
Touchstone Healthcare and Biotechnology Fund                          1.00%
Touchstone International Growth Fund                                  0.00%
Touchstone Mid Cap Fund                                               0.80%
Touchstone Premium Yield Equity Fund                                  0.70%
Touchstone Value Opportunities Fund                                   0.74%
--------------------------------------------------------------------------------


CONTRACTUAL FEE WAIVER AGREEMENT


Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to keep the Funds' total operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of Touchstone's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940) limited. The contractual limits set forth below have been adjusted to include the effect of Rule 12b-1 fees. However, for purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on each Fund's average net assets during such month. These fee waivers and expense reimbursements will remain in effect until January 31, 2010.

FUND                                                   CONTRACTUAL LIMIT ON "NET EXPENSES"
------------------------------------------------------------------------------------------
Touchstone Diversified Small Cap Value Fund Class A                  1.45%
Touchstone Diversified Small Cap Value Fund Class C                  2.20%
Touchstone Healthcare and Biotechnology Fund Class A                 1.55%
Touchstone Healthcare and Biotechnology Fund Class C                 2.30%
Touchstone International Growth Fund Class A                         1.35%
Touchstone International Growth Fund Class C                         2.10%
Touchstone Mid Cap Fund Class A                                      1.15%
Touchstone Mid Cap Fund Class C                                      1.90%
Touchstone Premium Yield Equity Fund Class A                         1.20%
Touchstone Premium Yield Equity Fund Class C                         1.95%
Touchstone Value Opportunities Fund Class A                          1.19%
Touchstone Value Opportunities Fund Class C                          1.94%
------------------------------------------------------------------------------------------


SUB-ADVISORS


FEDERATED CLOVER INVESTMENT ADVISORS, a division of Federated Global Investment Management Corp. ("Federated Clover"), an SEC-registered advisor located at 400 Meridian Centre, Ste 200, Rochester, NY 14618, serves as sub-advisor to the Touchstone Diversified Small Cap Value and the Touchstone Value Opportunities Funds (the "Touchstone Federated Clover Funds"). On December 1, 2008, Federated Investors, Inc. acquired Clover Capital Management, Inc. and changed the name to Federated Clover Investment Advisors. From May 1, 2001 to May 7, 2004, Clover Capital Management Inc. served as the Sub-Advisor to the Turner Small Cap Value and Core Value Funds. Prior to May 1, 2001, Clover Capital Management, Inc. served as these Funds' investment advisor. As sub-advisor, Federated Clover makes investment decisions for the Touchstone Federated Clover Funds and also ensures compliance with the Touchstone Federated Clover Funds' investment policies and guidelines. As of December 31, 2008, Federated Investors, Inc. had approximately $407.3 billion in assets under management.

TURNER INVESTMENT PARTNERS, INC. ("TIP"), an SEC-registered advisor located at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, serves as sub-advisor to the Touchstone Healthcare and Biotechnology Fund and the Touchstone Mid Cap Fund (the "Touchstone TIP Funds"). Prior to May 7, 2004, TIP served as the investment advisor to the Turner Healthcare and Biotechnology Fund. As sub-advisor, TIP makes investment decisions for the Touchstone TIP Funds and also ensures compliance with the Funds' investment policies and guidelines. As of December 31, 2008, TIP had approximately $15.4 billion in assets under management.

NAVELLIER & ASSOCIATES, INC. ("Navellier"), an SEC-registered investment adviser located at One East Liberty, Third Floor, Reno, NV 89501, serves as sub-advisor to the International Growth Fund. As sub-advisor, Navellier makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2008, Navellier had approximately $2.7 billion in assets under management.

MILLER/HOWARD INVESTMENTS INC. ("MILLER/HOWARD"), an SEC-registered investment adviser located at 324 Upper Byrdcliffe Road, Woodstock, NY, 12498, serves as sub-advisor to the Touchstone Premium Yield Equity Fund. As sub-advisor, Miller/Howard makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2008, Miller/Howard had approximately $884 million in assets under management.


MILLER/HOWARD'S SOCIALLY RESPONSIBLE INVESTING GUIDELINES

Socially Responsible Investing ("SRI") is a commonly-used phrase which involves the integration of environmental, social and corporate governance ("ESG") criteria with financial standards when making investment decisions. Miller/Howard believes, as do many others, that this integrated approach provides a framework for achieving better long-term investment returns while building sustainable global economies and markets.

Many industry professionals hold that all companies, through their business activities, can be analyzed with ESG criteria, resulting in a profile that can be compared to others with regard to their corporate citizenship. Miller/Howard's social research involves a comprehensive process that uses exclusion and inclusion screens, case-by-case analysis, and assertion of basic principles of fairness and environmental stewardship. A company must pass Miller/Howard's social evaluation in order to be eligible for investment. Miller/Howard views this extra layer of due diligence as a risk control measure.

The main factors considered for each potential investment are governance and ethics; environmental record; workplace issues; human rights, especially regarding international operations; products and services and their contribution to revenues; and animal testing. Miller/Howard does not invest in companies that produce alcohol, tobacco, gambling equipment, firearms or ammunition. Companies whose sales of such products are ancillary such as restaurants, hotels, convenience stores or other similar entities are not automatically excluded. Miller/Howard also does not invest in companies involved in nuclear power production or non-medical related animal testing or companies that have a history of environmental negligence or a pattern of violations of environmental regulations.

A company must meet Miller/Howard's basic social criteria to be eligible for investment; however, the final investment decision takes into consideration the financial and social profile of each candidate.

PRIOR PERFORMANCE OF MILLER/HOWARD'S SUBSTANTIALLY SIMILAR PRIVATE ACCOUNT

Miller/Howard has been managing income-oriented equity portfolios since 1991. Miller/Howard began managing a composite account using this strategy on December 2003. This composite account and the Premium Yield Equity Fund have substantially similar investment objectives, policies and strategies. The information for the composite account is provided to show the past performance of Miller/Howard in managing the composite account, as measured against specified market indexes. The performance of the composite account managed by Miller/Howard does not represent the historical performance of the Premium Yield Equity Fund and should not be considered indicative of future performance of the Premium Yield Equity Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments. In addition, the composite account is not subject to certain investment limitations, diversification or other restrictions imposed by the Investment Company Act of 1940 (the "1940 Act") and the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the composite account. The results for different periods may vary. All of Miller/Howard's substantially similar accounts and investment companies that have similar investment objectives, policies and strategies as the Premium Yield Equity Fund are included in this presentation.

The composite account's rate of return includes realized and unrealized gains plus income, including accrued income. Returns from cash and cash equivalents in the composite account are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated. The performance is shown both gross and net of the estimated sales load of 5.75%, which is the maximum sales load for the Class A shares of the Fund, and expenses of 1.20%, which are the expenses estimated for the first year of the operation of the Class A shares of the Premium Yield Equity Fund. Results include the reinvestment of dividends and capital gains.

The performance information is calculated in accordance with Global Investment Performance standards. This method of calculating performance differs from the SEC's standardized methodology to calculate performance and results in a total return that may be higher than that derived from the standardized methodology.


-------------------------------------------------------------------------------------------------------
                                      01/01/04      01/01/05      01/01/06       01/01/07      01/01/08
                                     -12/31/04     -12/31/05     -12/31/06      -12/31/07     -12/31/08
-------------------------------------------------------------------------------------------------------
Miller/Howard's Substantially           6.33%         -3.44%        13.62%         -6.89%       -40.87%
Similar Style Account(1)
(including estimated expenses of
the Premium Yield Equity Fund)
-------------------------------------------------------------------------------------------------------
Miller/Howard's Substantially
Similar Style Account(1)
(excluding estimated expenses of       14.09%          3.72%        21.82%          0.06%       -36.94%
the Premium Yield Equity Fund)
-------------------------------------------------------------------------------------------------------
Russell 3000 Value Index(3)            16.94%          6.85%        22.34%         -1.01%       -36.25%
-------------------------------------------------------------------------------------------------------
Dow Jones US Select Dividend           18.14%          3.79%        19.54%         -5.16%       -30.97%
Index(4)
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          1 Year(2)      3 Year(2)     5 Year(2)
--------------------------------------------------------------------------------
Miller/Howard's Substantially             -41.77%         -11.41%        -4.25%
Similar Style Account(1) (including
estimated expenses of the Premium
Yield Equity Fund)
--------------------------------------------------------------------------------
Miller/Howard's Substantially
Similar Style Account(1) (excluding
estimated expenses of the Premium         -36.94%         -8.42%         -1.89%
Yield Equity Fund)
--------------------------------------------------------------------------------
Russell 3000 Value Index(3)               -36.25%         -8.26%         -0.72%
--------------------------------------------------------------------------------
Dow Jones US Select Dividend Index(4)     -30.97%         -7.83%         -0.82%
--------------------------------------------------------------------------------

(1) On December 5, 2003, Miller/Howard began managing this style with a composite account totaling $1.3 million. As of December 31, 2008, the composite account totaled approximately $166 million. The growth of the composite account is due to an influx of assets from investors.

(2)   Returns as of December 31, 2008.


(3) The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on total market capitalization. The Indices reflect no deductions for fees, expenses or taxes. You cannot invest directly in an index.

(4) The Dow Jones U.S. Select Dividend Index measures 100 leading U.S. dividend-paying companies. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

A discussion of the basis for the Board of Trustees' approval of the Funds' advisory and sub-advisory agreements can be found in the Trust's March 31, 2009 Semiannual Report.

PORTFOLIO MANAGERS


The Touchstone Diversified Small Cap Value Fund is managed by Lawrence Creatura and Stephen Gutch. The Touchstone Healthcare and Biotechnology Fund is managed by Frank Sustersic, Heather McMeekin and Vijay Shankaran. The Touchstone International Growth Fund is managed by Louis Navellier, James O'Leary, and Phillip Mitteldorf. The Touchstone Mid Cap Fund is managed by Thomas DiBella, Steven Gold and Joseph Krocheski. The Touchstone Premium Yield Equity Fund is managed by Lowell G. Miller, John E. Leslie III, Bryan J. Spratt and Roger G. Young. The Touchstone Value Opportunities Fund is managed by Michael Jones, Matthew Kaufler and Paul Spindler. The background of each portfolio manager is set forth below. Additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Funds may be found in the SAI.

Federated Clover Investment Advisors

Lawrence R. Creatura, CFA, Vice President and Portfolio Manager, joined Federated Clover in 1994. He has investment experience dating back to 1994.

Stephen K. Gutch, CFA, Vice President and Senior Portfolio Manager, joined Federated Clover in 2003. Previously he was an analyst for Continental Advisors, LLC (July 2002 to August 2003) and portfolio manager with Fulcrum Investment Group, LLC (1997 to June 2002). He has investment experience dating back to 1995.

Michael E. Jones, CFA, co-founded Clover Capital Management, Inc., Federated Clover's predecessor company, in 1984, and is Senior Vice President and Senior Portfolio Manager of Federated Clover. He has investment experience dating back to 1979.

Matthew P. Kaufler, CFA, Vice President and Portfolio Manager, joined Federated Clover in 1991. He has investment experience dating back to 1986.

Paul W. Spindler, CFA, Vice President and Portfolio Manager, joined Federated Clover in 1988. He has investment experience dating back to 1988.


TURNER INVESTMENT PARTNERS, INC.

Heather F. McMeekin, Security Analyst, joined TIP in March 2001. From February 1998 until February 2001 she was an Associate Equity Research Analyst with UBS Warburg LLC. She has investment experience dating back to 1995.

Frank L. Sustersic, CFA, Senior Portfolio Manager/Security Analyst, joined TIP in 1994. He has investment experience dating back to 1989.

Vijay Shankaran, MD, PhD, Portfolio Manager/Security Analyst, joined TIP in 2006. Prior to joining TIP, he was employed by Caxton Associates, MedImmune, Inc., and RiverVest Ventures. He has investment experience dating back to 2000.

Thomas J. DiBella, CFA, CPA, Senior Portfolio Manager/Security Analyst, joined TIP in March 2002 as a founding member of Turner Investment Management, LLC, a subsidiary of TIP. From July 1991 until March 2002, he was Vice President and Portfolio Manager with Aeltus Investment Management. Mr. DiBella has investment experience dating back to 1983.

Steven L. Gold, CFA, Senior Portfolio Manager/Security Analyst, joined Turner Investment Management LLC, a subsidiary of TIP, in 2004. Previously he was employed with Standish Mellon Equity and Aetna Life & Casualty. Mr. Gold has investment experience dating back to 1985.


Joseph Krocheski, CFA, Security Analyst/Portfolio Manager, joined TIP in 2007. Prior to joining TIP, he was employed with ING Investment Management, Aeltus Investment Management and ALIAC Investment Management. He has investment experience dating back to 1993.

NAVELLIER & ASSOCIATES, INC.

Louis G. Navellier has been the CEO and Chief Investment Officer of Navellier since 1988. Mr. Navellier developed a computer model based on an existing proven model, which identifies attractive stocks to meet the goals of the Fund and other portfolios managed by Navellier. He has been advising investors based on his investment technique since 1987.

James O'Leary, CFA, has experience in the areas of investment management and institutional marketing in the securities industry dating back to 1974. He joined Navellier in 1996.

Phillip Mitteldorf, Portfolio Manager, joined Navellier in 1995. He has investment experience dating back to 1995.


Miller/Howard Investments Inc.

Lowell G. Miller is Founder, President, Chief Investment Officer and Director of Research for Miller/Howard Investments, which was founded in 1984. He has investment experience dating back to 1977.

John E. Leslie III, CFA, Research Analyst and Portfolio Manager joined Miller/Howard Investments in 2004. Prior to joining Miller/Howard Investments, Jack was a portfolio manager at Value Line Asset Management, M&T Capital Advisors Group (Division of M&T Bank) and Dewey Square Investors (Division of
UAM). He has investment experience dating back to 1974.

Bryan J. Spratt, CFA, Research Analyst and Portfolio Manager joined Miller/Howard Investments in 2004. Prior to joining Miller/Howard Investments, from 2001 through 2004, Bryan was responsible for the utilities and telecom sectors for the Value Team at Banc One Investment Advisors and the One Group Funds. He has investment experience dating back to 1990.

Roger G. Young, CFA, Research Analyst and Portfolio Manager joined Miller/Howard Investments in 2008. Prior to joining Miller/Howard Investments, Roger was a portfolio manager for the Kenneth King Foundation from 2003 to 2007 and was President of Young Asset Adviser, Inc. from 2007 to 2008. He has been a portfolio manager of the Fund since February, 2009. He has investment experience dating back to 1971.

SHARE CLASS OFFERINGS. Each Fund currently offers the classes of shares listed below. The Funds' Class Y shares, Class Z shares and Institutional shares are offered in separate prospectuses. For information about the Class Y shares, Class Z shares and Institutional shares or to obtain a copy of the prospectus, call Touchstone Securities, Inc. ("Touchstone") at 1.800.543.0407 or call your financial advisor.

                                      CLASS A  CLASS C  CLASS Y  CLASS Z  INSTITUTIONAL
---------------------------------------------------------------------------------------
Diversified Small Cap Value Fund         X        X                X
Healthcare and Biotechnology Fund        X        X
International Growth Fund                X        X        X
Mid Cap Fund                             X        X                X            X
Premium Yield Equity Fund                X        X        X
Value Opportunities Fund                 X        X                X
--------------------------------------------------------------------------------------


Each class of shares has different sales charges and distribution fees. The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase.

CLASS A SHARES

The offering price of Class A shares of each Fund is equal to its net asset value ("NAV") plus a front-end sales charge that you pay when you buy your shares. The front-end sales charge is generally deducted from the amount of your investment. Class A shares are subject to a 12b-1 fee.

CLASS A SALES CHARGE-EQUITY FUNDS. The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares for the Touchstone Equity Funds. The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger.

                                     SALES CHARGE AS % OF   SALES CHARGE AS % OF
AMOUNT OF YOUR INVESTMENT               OFFERING PRICE       NET AMOUNT INVESTED
--------------------------------------------------------------------------------
Under $50,000                               5.75%                   6.10%
$50,000 but less than $100,000              4.50%                   4.71%
$100,000 but less than $250,000             3.50%                   3.63%
$250,000 but less than $500,000             2.95%                   3.04%
$500,000 but less than $1 million           2.25%                   2.30%
$1 million or more                          0.00%                   0.00%
--------------------------------------------------------------------------------


WAIVER OF CLASS A SALES CHARGE. There is no front-end sales charge if you invest $1 million or more in Class A shares of a Fund. If you redeem shares that were part of the $1 million breakpoint purchase within one year, you may pay a contingent deferred sales charge ("CDSC") of 1% on the shares redeemed, if a commission was paid by Touchstone to a participating unaffiliated broker dealer. There is no front-end sales charge on exchanges between Funds or dividends reinvested in a Fund. In addition, there is no front-end sales charge on the following purchases:

      o Purchases by registered representatives or other employees (and their immediate family members*) of broker-dealers, banks, or other financial institutions having selling agreements with Touchstone.

      o Purchases in accounts as to which a broker-dealer or other financial intermediary charges an asset management fee economically comparable to a sales charge, provided the broker-dealer or other financial intermediary has a selling agreement with Touchstone.


      o Purchases by a trust department of any financial institution in its capacity as trustee to any trust.

      o Purchases through authorized processing organizations described in this Prospectus.


      o Purchases by an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 invested in the Touchstone Funds.

      o Purchases by an employee benefit plan that is provided administrative services by a third party administrator that has entered into a special service arrangement with Touchstone.

      o Purchases by shareholders who owned shares of Touchstone Funds Group Trust as of November 17, 2006 who are investing additional shares for their account or opening new accounts in any Touchstone Fund. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

      o Reivestment of redemption proceeds from Class A shares of any Touchstone Fund if the reinvestment occurs within 90 days of redemption.

      * Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a registered representative or employee. The term "employee" is deemed to include current and retired employees.

Sales charge waivers must be qualified in advance by Touchstone by marking the appropriate section on the investment application and completing the "Eligibility for Exemption from Sales Charge" form. You can obtain the application and form by calling Touchstone at 1.800.543.0407 or by visiting the touchstoneinvestments.com website. Purchases at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund. At the option of the Fund, the front-end sales charge may be included on future purchases.

REDUCED CLASS A SALES CHARGE. You may also purchase Class A shares of a Fund at the reduced sales charges shown in the table above through the Rights of Accumulation Program or by signing a Letter of Intent. The following purchasers ("Qualified Purchasers") may qualify for a reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

      o an individual, an individual's spouse, an individual's children under the age of 21; or

      o a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or

      o employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases are provided; or

      o an organized group, provided that the purchases are made through a central administrator, a single dealer or other means which result in economy of sales effort or expense.

The following accounts ("Qualified Accounts") held in Class A shares of any Touchstone Fund sold with a front-end sales charge may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

      o     Individual accounts

      o     Joint tenant with rights of survivorship accounts

      o     Uniform gift to minor accounts ("UGTMA")

      o     Trust accounts

      o     Estate accounts

      o     Guardian/Conservator accounts

      o     IRA accounts, including Traditional, Roth, SEP and SIMPLE

      o     Coverdell Education Savings Accounts

RIGHTS OF ACCUMULATION PROGRAM. Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in a Qualified Account. You or your dealer must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide either a list of account numbers or copies of account statements verifying your qualification. If your shares are held directly in a Touchstone Fund or through a dealer, you may combine the historical cost or current NAV (whichever is higher) of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gains. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your broker-dealer may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, Touchstone will calculate the combined value of all of the Qualified Purchaser's Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

LETTER OF INTENT. If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) during the next 13 months in Class A shares of any Touchstone Fund sold with a front-end sales charge, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application. A Letter of Intent indicates your intent to purchase at least $50,000 in Class A shares of any Touchstone Fund sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above chart. The minimum initial investment under a Letter of Intent is $10,000. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your escrow account. If you have purchased Class A shares of any Touchstone Fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

OTHER INFORMATION. Information about sales charges and breakpoints is also available in a clear and prominent format on the touchstoneinvestments.com website. You can access this information by selecting "Sales Charges and Breakpoints" under the "Pricing and Performance" link. For more information about qualifying for a reduced or waived sales charge, contact your financial advisor or contact Touchstone at 1.800.543.0407.

CLASS C SHARES

Because in most cases it is more advantageous to purchase Class A shares for amounts of $1 million or more, a request to purchase Class C shares for $1 million or more will be considered as a purchase request for Class A shares or declined. Class C shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Class C shares are subject to a 12b-1 fee. A CDSC of 1.00% will be charged on Class C shares redeemed within 1 year after you purchased them.

12B-1 DISTRIBUTION PLANS. Each Fund offering Class A and Class C shares has adopted a distribution plan under Rule 12b-1 of the 1940 Act. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under the Class A plan, the Funds pay an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, the Funds pay an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee). Because these fees are paid out of a Fund's assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

DEALER COMPENSATION. Touchstone, the Trust's principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds. Touchstone reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer's sales. Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs. Touchstone Advisors, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. Touchstone Advisors may also reimburse Touchstone for making these payments.

CHOOSING THE APPROPRIATE INVESTMENTS TO MATCH YOUR GOALS. Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

PURCHASING YOUR SHARES

Please read this Prospectus carefully and then determine how much you want to invest. You may purchase shares of the Funds directly from Touchstone or through your financial advisor. In any event, you must complete an investment application. You can obtain an investment application from Touchstone, your financial advisor, or by visiting our website at touchstoneinvestments.com. Check below to find the minimum investment requirements and ways to purchase shares in the Funds.

For more information about how to purchase shares, call Touchstone at 1.800.543.0407.

-- INVESTOR ALERT: Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds, that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See "Market Timing Policy" in this Prospectus.)

MINIMUM INVESTMENT REQUIREMENTS

                                                       INITIAL        ADDITIONAL
                                                      INVESTMENT      INVESTMENT
--------------------------------------------------------------------------------
Regular Account                                       $    2,500      $       50
Retirement Account or Custodial Account under
the Uniform Gifts/Transfers to Minors Act ("UGTMA")   $    1,000      $       50
Investments through the Automatic Investment Plan     $      100      $       50
--------------------------------------------------------------------------------

-- INVESTOR ALERT: Touchstone may change these initial and additional investment minimums at any time.

OPENING AN ACCOUNT

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING AN ACCOUNT

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time ("ET")), on the day that your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

INVESTING IN THE FUNDS

BY MAIL OR THROUGH YOUR FINANCIAL ADVISOR

o Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds. We do not accept third party checks for initial investments.

o Send your check with the completed investment application by regular mail to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202-4203.

o Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

o     You may also open an account through your financial advisor.

BY EXCHANGE

o Class A shares may be exchanged into any other Touchstone Class A Fund at NAV and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional Class.

o Class C shares may be exchanged into any other Touchstone Class C Funds and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional Class.

o     You do not have to pay any exchange fee for your exchange.

o Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

o If you exchange Class C shares for Class A shares of any Touchstone money market fund, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However, if you exchange back into your original Class C shares, the prior holding period of your Class C shares will be added to your current holding period of Class C shares in calculating the CDSC.

o If you purchased Class A shares for $1 million or more at NAV and compensation was paid to an unaffiliated dealer and you exchange all or a portion of the shares into any Touchstone money market fund within 12 months of the original purchase, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However if you exchange back into Class A shares, the prior holding period of your Class A shares will be added to your current holding period of Class A shares in calculating the CDSC.

o You should carefully review the disclosure provided in the Prospectus relating to the exchanged-for shares before making an exchange of your Fund shares.

THROUGH RETIREMENT PLANS

You may invest in the Funds through various retirement plans. These include individual retirement plans and employer sponsored retirement plans.

INDIVIDUAL RETIREMENT PLANS

o     Traditional Individual Retirement Accounts ("IRAs")

o     Savings Incentive Match Plan for Employees ("SIMPLE IRAs")

o     Spousal IRAs

o     Roth Individual Retirement Accounts ("Roth IRAs")

o     Coverdell Education Savings Accounts ("Education IRAs")

o     Simplified Employee Pension Plans ("SEP IRAs")

EMPLOYER SPONSORED RETIREMENT PLANS

o     Defined benefit plans

o Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)

o     457 plans


SPECIAL TAX CONSIDERATION


To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone at 1.800.543.0407 or contact your financial advisor.

THROUGH A PROCESSING ORGANIZATION


You may also purchase shares of the Funds through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Touchstone Funds have authorized certain processing organizations ("Authorized Processing Organizations") to receive purchase and sales orders on their behalf. Before investing in the Funds through a processing organization, you should read any materials provided by the processing organization together with this Prospectus. You should also ask the processing organization if they are authorized by the Touchstone Funds to receive purchase and sales orders on their behalf. If the processing organization is not authorized, then your purchase order could be rejected which could subject your investment to market risk. When shares are purchased with an Authorized Processing Organization, there may be various differences compared to investing directly with Touchstone. The Authorized Processing Organization may:


      o     Charge a fee for its services

      o     Act as the shareholder of record of the shares

      o     Set different minimum initial and additional investment requirements

      o     Impose other charges and restrictions

      o Designate intermediaries to accept purchase and sales orders on the Funds' behalf


Touchstone considers a purchase or sales order as received when an Authorized Processing Organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV or offering price (which is NAV plus any applicable sales charge), if applicable, next computed after such order is received in proper form by an Authorized Processing Organization, or its authorized designee.

Shares held through an Authorized Processing Organization may be transferred into your name following procedures established by your Authorized Processing Organization and Touchstone. Certain Authorized Processing Organizations may receive compensation from the Funds, Touchstone, Touchstone Advisors or their affiliates.

It is the responsibility of an Authorized Processing Organization to transmit properly completed orders so that they will be received by Touchstone in a timely manner.

PRICING OF PURCHASES

We price direct purchases in the Funds based upon the next determined public offering price (NAV plus any applicable sales charge) after your order is received. Direct purchase orders received by Touchstone, or an Authorized Processing Organization, by the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. ET, are processed at that day's public offering price. Direct purchase orders received by Touchstone, or an Authorized Processing Organization, after the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at the public offering price next determined on the following business day. It is the responsibility of Touchstone's Authorized Processing Organization to transmit orders that will be received by Touchstone in proper form and in a timely manner.

ADDING TO YOUR ACCOUNT

BY CHECK

o Complete the investment form provided at the bottom of a recent account statement.

o Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds

o     Write your account number on the check.

o Either: (1) Mail the check with the investment form to Touchstone; or (2) Mail the check directly to your financial advisor at the address printed on your account statement. Your financial advisor is responsible for forwarding payment promptly to Touchstone.

o If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

BY WIRE

o     Contact Touchstone or your financial advisor for further instructions.

o Contact your bank and ask it to wire federal funds to Touchstone. Specify your name and account number when remitting the funds.

o     Your bank may charge a fee for handling wire transfers.

o Purchases in the Funds will be processed at that day's NAV (or public offering price, if applicable) if Touchstone receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

BY EXCHANGE

o     You may add to your account by exchanging shares from another Touchstone
      Fund.

o For information about how to exchange shares among the Touchstone Funds, see "Opening an Account - By exchange" in this Prospectus.

PURCHASES WITH SECURITIES

o Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund's investment goal and is otherwise acceptable to Touchstone Advisors.

AUTOMATIC INVESTMENT OPTIONS

The various ways that you can automatically invest in the Funds are outlined below. Touchstone does not charge any fees for these services. For further details about these services, call Touchstone at 1.800.543.0407.

AUTOMATIC INVESTMENT PLAN. You can pre-authorize monthly investments in a Fund of $50 or more to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the investment application to do this. Amounts that are automatically invested in a Fund will not be available for redemption until three business days after the automatic reinvestment.

REINVESTMENT/CROSS REINVESTMENT. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Touchstone Fund within the same class of shares without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application. You may also choose to have your dividends or capital gains paid to you in cash. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

DIRECT DEPOSIT PURCHASE PLAN. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in our Funds.

DOLLAR COST AVERAGING. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis. You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other. The applicable sales charge, if any, will be assessed.

SELLING YOUR SHARES

You may sell some or all of your shares on any day that the Fund calculates its NAV. If your request is received by Touchstone, or an Authorized Processing Organization, in proper form by the close of regular trading on the NYSE (usually 4:00 p.m. ET), you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.

BY TELEPHONE

o You can sell or exchange your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application. You may only sell shares over the telephone if the amount is less than $100,000.

o     To sell your Fund shares by telephone, call Touchstone at 1.800.543.0407.

o Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone.

o If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.

o Interruptions in telephone service could prevent you from selling your shares by telephone when you want to. When you have difficulty making telephone sales, you should mail to Touchstone (or send by overnight delivery), a written request for the sale of your shares.

o In order to protect your investment assets, Touchstone will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone will not be liable, in those cases. Touchstone has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

      o     Requiring personal identification

      o Making checks payable only to the owner(s) of the account shown on Touchstone's records

      o Mailing checks only to the account address shown on Touchstone's records

      o Directing wires only to the bank account shown on Touchstone's records

      o Providing written confirmation for transactions requested by telephone

      o     Digitally recording instructions received by telephone

BY MAIL

o     Write to Touchstone.

o     Indicate the number of shares or dollar amount to be sold.

o     Include your name and account number.

o Sign your request exactly as your name appears on your investment application.

o You may be required to have your signature guaranteed (See "Signature Guarantees" in this Prospectus for more information).

BY WIRE

o     Complete the appropriate information on the investment application.

o You may be charged a fee by the Fund or Fund's Authorized Processing Organization for wiring redemption proceeds. You may also be charged a fee by your bank.

o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

o Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction. Contact Touchstone for more information.

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

o You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

o     Withdrawals can be made monthly, quarterly, semiannually or annually.

o     There is no fee for this service.

o     There is no minimum account balance required for retirement plans.


SPECIAL TAX CONSIDERATION


Systematic withdrawals may result in the sale of your shares at a loss or may result in taxable investment gains.


THROUGH YOUR FINANCIAL ADVISOR OR AUTHORIZED PROCESSING ORGANIZATION

o You may also sell shares by contacting your financial advisor or Authorized Processing Organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial advisor or, if applicable, the Authorized Processing Organization.

o Your financial advisor or Authorized Processing Organization is responsible for making sure that sale requests are transmitted to Touchstone in proper form and in a timely manner.

SPECIAL TAX CONSIDERATION


Selling your shares may cause you to incur a taxable gain or loss.

-- INVESTOR ALERT: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone's records.

CONTINGENT DEFERRED SALES CHARGE ("CDSC")

If you purchase $1 million or more Class A shares at NAV, a CDSC of 1.00% may be charged on redemptions made within 1 year of your purchase. If you redeem Class C shares within 1 year of your purchase, a CDSC of 1.00% will be charged.

The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions and may be waived under certain circumstances described below. The CDSC will be assessed on the lesser of your shares' NAV at the time of redemption or the time of purchase. The CDSC is paid to Touchstone to reimburse expenses incurred in providing distribution-related services to the Funds.

No CDSC is applied if:

o The redemption is due to the death or post-purchase disability of a shareholder

o The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value

o The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to termination of the plan or transfer of the plan to another financial institution

o The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 1/2

When we determine whether a CDSC is payable on a redemption, we assume that:

o     The redemption is made first from amounts not subject to a CDSC; then

o     From the earliest purchase payment(s) that remain invested in the Fund

The above mentioned CDSC waivers do not apply to redemptions made within one year for purchases of $1 million or more in Class A shares of the Touchstone Funds where a commission was paid by Touchstone to a participating unaffiliated broker dealer.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

SIGNATURE GUARANTEES

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Some circumstances that may require an original Medallion Signature Guarantee include:

o     Proceeds from the sale of shares of $100,000 or more

o Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

o     Proceeds are being sent to an address other than the address of record

o Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual's account

o Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

o Proceeds or shares are being sent/transferred between accounts with different account registrations

MARKET TIMING POLICY

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Funds by shareholders. The Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder's accounts. While a Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Funds cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or
(ii) made more than 2 "round-trip" exchanges within a rolling 90 day period. A "round-trip" exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder's exchange privileges and subsequent exchange requests during the suspension will not be processed. The Funds may also restrict or refuse to process purchases by the shareholder. These policies and procedures generally do not apply to purchases and redemptions of Money Market Funds (except in the case of an exchange request into a Touchstone non-money market fund), exchanges between Money Market Funds and systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds' market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and
(3) enforce the Funds' market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.

HOUSEHOLDING POLICY

The Funds will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as "householding," reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Funds through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

RECEIVING SALE PROCEEDS

Touchstone will forward the proceeds of your sale to you (or to your financial advisor or processing organization) within 7 days (normally within 3 business days) after receipt of a proper request.


PROCEEDS SENT TO FINANCIAL ADVISORS OR AUTHORIZED PROCESSING ORGANIZATIONS. Proceeds that are sent to your financial advisor or Authorized Processing Organization will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial advisor or Authorized Processing Organization may benefit from the use of your money.


FUND SHARES PURCHASED BY CHECK. We may delay mailing your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.

REINSTATEMENT PRIVILEGE. You may, within 90 days of redemption, reinvest all or part of your sale proceeds by sending a written request and a check to Touchstone. If the redemption proceeds were from the sale of your Class A shares, you can reinvest into Class A shares of any Touchstone Fund at NAV. Reinvestment will be at the NAV next calculated after Touchstone receives your request. If the proceeds were from the sale of your Class C shares, you can reinvest those proceeds into Class C shares of any Touchstone Fund. If you paid a CDSC on the reinstated amount, that CDSC will be reimbursed to you upon reinvestment.


SPECIAL TAX CONSIDERATION


You should contact your tax advisor if you use the Reinstatement Privilege.

LOW ACCOUNT BALANCES. If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you. This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act ("UGTMA"). Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

DELAY OF PAYMENT. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

o     When the NYSE is closed on days other than customary weekends and holidays

o     When trading on the NYSE is restricted

o When an emergency situation causes a Sub-Advisor to not be reasonably able to dispose of certain securities or to fairly determine the value of a Fund's net assets

o     During any other time when the SEC, by order, permits.

REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it appropriate, a Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value. Shareholders may incur transaction and brokerage costs when they sell these portfolio securities.


PRICING OF FUND SHARES

Each Fund's share price (also called "NAV") and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open. Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone or an Authorized Processing Organization.

The Funds' equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). The Funds may use pricing services to determine market value for investments. Some specific pricing strategies follow:

o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost.

o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.


Although investing in foreign securities is not a principal investment strategy of the Funds (except for the International Growth Fund), any foreign securities held by a Fund will be priced as follows:


o All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the security may be priced based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

o Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when a Fund does not price its shares, a Fund's NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by a Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. Any debt securities held by a Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities. The Funds may use fair value pricing under the following circumstances, among others:

o If the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded.

o If a security, such as a small cap or micro cap security, is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

o If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation.


The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available. With respect to any portion of a Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

SPECIAL TAX CONSIDERATION


You should consult your tax advisor to address your own tax situation and the impact an investment in the Fund will have on your own tax situation.

Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Value Opportunities Fund and the Diversified Small Cap Value Fund distribute their income, if any, quarterly as a dividend to shareholders. The Premium Yield Equity Fund distributes its income, if any, monthly as a dividend to shareholders. The Healthcare and Biotechnology Fund, International Growth Fund and Mid Cap Fund distribute their income, if any, annually as a dividend to shareholders.

Each Fund makes distributions of capital gains, if any, at least annually. If you own shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive income dividends and distributions of capital gains in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing or by phone prior to the date of distribution. Your election will be effective for dividends and distributions paid after we receive your notice. To cancel your election, simply send written notice to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202-4203, or call Touchstone at 1.800.543.0407.


TAX INFORMATION


DISTRIBUTIONS. The Funds will make distributions that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund has held its assets). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest such dividends in additional shares of the Fund or choose to receive cash.

ORDINARY INCOME. Net investment income (except for qualified dividends) and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to noncorporate shareholders in taxable years beginning before January 11, 2011 and designated by a Fund as "qualified dividend income" are eligible for the 15% long-term capital gain rate.

NET CAPITAL GAINS. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15%.

SALE OR EXCHANGE OF SHARES. It is a taxable event for you if you sell or exchange shares of a Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction.

BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by the Funds during the prior taxable year.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding these considerations is included in our SAI. You are urged to consult your tax advisor regarding the effects of an investment in the Fund on your tax situation.

The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years, or if shorter, the period of each Fund's operation. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The financial highlights for each Fund (except for the International Growth Fund) for the years ended September 30, 2008, 2007 and 2006 were audited by Ernst & Young, an independent registered public accounting firm. The financial highlights for the International Growth Fund for the period ended September 30, 2008 were audited by Ernst & Young. The financial highlights for all other periods presented were audited by other independent registered public accountants. The report of Ernst & Young, along with each Fund's financial statements and related notes, appears in the 2008 Annual Report for the Funds. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1.800.543.0407. The Annual Report has been incorporated by reference into our SAI.


--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

DIVERSIFIED SMALL CAP VALUE FUND - CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                    YEAR            PERIOD
                                                                   ENDED             ENDED
                                                               SEPTEMBER 30,     SEPTEMBER 30,
                                                                    2008           2007 (A)
---------------------------------------------------------------------------------------------------
Net asset value at beginning of period                         $       19.56     $       26.95
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                                0.04              0.02
   Net realized and unrealized gains (losses) on investments           (1.62)             0.38
---------------------------------------------------------------------------------------------------
Total from investment operations                                       (1.58)             0.40
---------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                                (0.08)               --
   Distributions from net realized gains                               (5.26)            (7.79)
---------------------------------------------------------------------------------------------------
Total distributions                                                    (5.34)            (7.79)
---------------------------------------------------------------------------------------------------
Net asset value at end of period                               $       12.64     $       19.56
===================================================================================================
Total return (B)                                                       (8.85%)            1.68%(C)
===================================================================================================
Net assets at end of period (000s)                             $         625     $         205
===================================================================================================
Ratio of net expenses to average net assets                             1.45%             1.28%(D)
Ratio of gross expenses to average net assets                           5.87%             1.81%(D)
Ratio of net investment income to average net assets                    0.67%             0.23%(D)
Portfolio turnover rate                                                   67%               79%


(A) Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

DIVERSIFIED SMALL CAP VALUE FUND - CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                    YEAR            PERIOD
                                                                   ENDED             ENDED
                                                               SEPTEMBER 30,     SEPTEMBER 30,
                                                                    2008           2007 (A)
-----------------------------------------------------------------------------------------------------
Net asset value at beginning of period                         $       19.48     $       26.95
-----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                                 (0.01)            (0.04)
   Net realized and unrealized gains (losses) on investments           (1.67)             0.36
-----------------------------------------------------------------------------------------------------
Total from investment operations                                       (1.68)             0.32
-----------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                 (0.06)               --
   Distributions from net realized gains                               (5.26)            (7.79)
-----------------------------------------------------------------------------------------------------
Total distributions                                                    (5.32)            (7.79)
-----------------------------------------------------------------------------------------------------
Net asset value at end of period                               $       12.48     $       19.48
=====================================================================================================
Total return (B)                                                       (9.56%)            1.26%(C)
=====================================================================================================
Net assets at end of period (000s)                             $         619     $          79
=====================================================================================================
Ratio of net expenses to average net assets                             2.20%             1.86%(D)
Ratio of gross expenses to average net assets                           4.39%             1.86%(D)
Ratio of net investment loss to average net assets                     (0.09%)           (0.38%)(D)
Portfolio turnover rate                                                   67%               79%

(A) Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

HEALTHCARE AND BIOTECHNOLOGY FUND - CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED SEPTEMBER 30,
                                                             -----------------------------------------------------------------------
                                                                2008           2007         2006             2005          2004
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                         $    18.28    $    15.91    $    16.13       $    13.79    $    12.31
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                            (0.11)        (0.14)        (0.18)           (0.16)        (0.06)
   Net realized and unrealized gains (losses) on investments      (1.09)         3.10          0.40             3.02          1.55
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  (1.20)         2.96          0.22             2.86          1.49
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Distributions from net realized gains                          (1.65)        (0.59)        (0.44)           (0.52)        (0.01)
   Distributions from return of capital                           (0.33)           --            --               --            --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               (1.98)        (0.59)        (0.44)           (0.52)        (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                               $    15.10    $    18.28    $    15.91       $    16.13    $    13.79
====================================================================================================================================
Total return (A)                                                  (7.82%)       19.25%         1.37%           21.10%        12.12%
====================================================================================================================================
Net assets at end of year (000's)                            $   60,959    $   53,295    $   55,120       $   59,742    $   35,371
====================================================================================================================================
Ratio of net expenses to average net assets                        1.55%         1.67%         1.85%(B)         1.88%         1.61%
Ratio of gross expenses to average net assets                      1.73%         1.80%         1.85%            1.88%         1.84%
Ratio of net investment loss to average net assets                (0.72%)       (0.63%)       (0.99%)          (1.35%)       (1.10%)
Portfolio turnover rate                                             127%          156%          158%             169%          163%


(A)   Total returns shown exclude the effect of applicable sales loads.

(B) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.84%.

HEALTHCARE AND BIOTECHNOLOGY FUND - CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                   YEAR           PERIOD
                                                                  ENDED            ENDED
                                                              SEPTEMBER 30,    SEPTEMBER 30,
                                                                   2008           2007 (A)
--------------------------------------------------------------------------------------------------
Net asset value at beginning of period                        $       18.19    $       15.98
--------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                                (0.16)           (0.03)
   Net realized and unrealized gains (losses) on investments          (1.15)            2.83
--------------------------------------------------------------------------------------------------
Total from investment operations                                      (1.31)            2.80
--------------------------------------------------------------------------------------------------
Less distributions:
   Distributions from net realized gains                              (1.65)              --
   Distributions from return of capital                               (0.33)              --
--------------------------------------------------------------------------------------------------
Total distributions                                                   (1.98)           (0.59)
--------------------------------------------------------------------------------------------------
Net asset value at end of period                              $       14.90    $       18.19
==================================================================================================
Total return (B)                                                      (8.53%)          18.15%(C)
==================================================================================================
Net assets at end of period (000s)                            $       5,929    $       1,396
==================================================================================================
Ratio of net expenses to average net assets                            2.30%            2.23%(D)
Ratio of gross expenses to average net assets                          2.64%            2.57%(D)
Ratio of net investment loss to average net assets                    (1.46%)          (1.27%)(D)
Portfolio turnover rate                                                 127%             156%

(A) Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

INTERNATIONAL GROWTH FUND - CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                 PERIOD
                                                  ENDED                                 YEAR ENDED DECEMBER 31,
                                              SEPTEMBER 30,       ------------------------------------------------------------------
                                                 2008 (A)            2007           2006           2005         2004        2003
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        $       11.88       $   10.25      $    8.62      $    7.76    $    6.79   $    5.08
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                               0.02            0.10           0.01           0.04         0.01        0.10
   Net realized and unrealized gains
     (losses) on investments                          (3.30)           2.23           1.97           1.09         0.96        1.71
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                      (3.28)           2.33           1.98           1.13         0.97        1.81
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income               (0.02)          (0.10)         (0.01)         (0.04)          --       (0.10)
   Distributions from net realized gains              (0.03)          (0.60)         (0.34)         (0.23)          --          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   (0.05)          (0.70)         (0.35)         (0.27)          --       (0.10)
------------------------------------------------------------------------------------------------------------------------------------
Paid-in capital from redemption fees                   0.01            0.00(B)        0.00(B)          --           --          --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period              $        8.56       $   11.88      $   10.25      $    8.62    $    7.76   $    6.79
====================================================================================================================================
Total return(C)                                      (27.55%)(D)      22.77%         23.01%         14.57%       14.29%      35.82%
====================================================================================================================================
Net assets at end of period (000s)            $      25,631       $   3,829      $   1,871      $     800    $     609   $     640
====================================================================================================================================
Ratio of net expenses to average net assets            1.48%(E)        1.50%          1.50%          1.50%        1.50%       1.50%
Ratio of gross expenses to average net assets          6.42%(E)        8.88%         15.14%         25.80%       23.37%      11.33%
Ratio of net investment income (loss)
   to average net assets                               1.16%(E)        1.32%          0.06%          0.64%        0.10%      (0.02%)
Portfolio turnover rate                                  35%(E)          91%            67%            75%          86%        161%

(A) Effective after the close of business on December 31, 2007, the Fund changed its fiscal year end to September 30.

(B)   Amount rounds to less than $0.01.

(C)   Total returns shown exclude the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.

INTERNATIONAL GROWTH FUND - CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                                                  PERIOD
                                                                   ENDED
                                                              SEPTEMBER 30,
                                                                  2008 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                        $        8.52
--------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                               0.00(B)
   Net realized and unrealized gains on investments                    0.08
--------------------------------------------------------------------------------
Total from investment operations                                       0.08
--------------------------------------------------------------------------------
Distributions from net realized gains                                 (0.03)
--------------------------------------------------------------------------------
Net asset value at end of period                              $        8.57
================================================================================
Total return (C)                                                       0.97%(D)
================================================================================
Net assets at end of period (000s)                            $           3
================================================================================
Ratio of net expenses to average net assets                            0.73%(E)
Ratio of gross expenses to average net assets                        832.55%(E)
Ratio of net investment income to average net assets                   0.80%(E)
Portfolio turnover rate                                                  35%(E)

(A) Represents the period from commencement of operations (September 29, 2008) through September 30, 2008.

(B)   Amount rounds to less than $0.01 per share.

(C)   Total return shown excludes the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

MID CAP FUND - CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                           YEAR           PERIOD
                                                          ENDED            ENDED
                                                      SEPTEMBER 30,    SEPTEMBER 30,
                                                           2008           2007 (A)
-------------------------------------------------------------------------------------------
Net asset value at beginning of period                $       17.86    $       18.14
-------------------------------------------------------------------------------------------
Loss from investment operations:
   Net investment loss                                        (0.02)           (0.00)(B)
   Net realized and unrealized losses on investments          (4.60)           (0.28)
-------------------------------------------------------------------------------------------
Total from investment operations                              (4.62)           (0.28)
-------------------------------------------------------------------------------------------
Distributions from net realized gains                         (0.17)              --
-------------------------------------------------------------------------------------------
Net asset value at end of period                      $       13.07    $       17.86
===========================================================================================
Total return (C)                                             (26.11%)          (1.54%)(D)
===========================================================================================
Net assets at end of period (000s)                    $         159    $         210
===========================================================================================
Ratio of net expenses to average net assets                    1.15%            0.94%(E)
Ratio of gross expenses to average net assets                  4.09%           14.21%(E)
Ratio of net investment loss to average net assets            (0.16%)          (0.09%)(E)
Portfolio turnover rate                                         157%             193%

(A) Represents the period from commencement of operations (May 14, 2007) through September 30, 2007.

(B)   Amount rounds to less than $0.01 per share.

(C)   Total returns shown exclude the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.


MID CAP FUND - CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                           YEAR           PERIOD
                                                          ENDED            ENDED
                                                      SEPTEMBER 30,    SEPTEMBER 30,
                                                           2008           2007 (A)
-------------------------------------------------------------------------------------------
Net asset value at beginning of period                $       17.84    $       18.14
-------------------------------------------------------------------------------------------
Loss from investment operations:
   Net investment loss                                        (0.15)           (0.02)
   Net realized and unrealized losses on investments          (4.40)           (0.28)
-------------------------------------------------------------------------------------------
Total from investment operations                              (4.55)           (0.30)
-------------------------------------------------------------------------------------------
Distributions from net realized gains                         (0.17)              --
-------------------------------------------------------------------------------------------
Net asset value at end of period                      $       13.12    $       17.84
===========================================================================================
Total return (B)                                             (25.74%)          (1.65%)(C)
===========================================================================================
Net assets at end of period (000s)                    $          30    $          36
===========================================================================================
Ratio of net expenses to average net assets                    1.90%            1.35%(D)
Ratio of gross expenses to average net assets                 31.40%           28.68%(D)
Ratio of net investment loss to average net assets            (0.91%)          (0.51%)(D)
Portfolio turnover rate                                         157%             193%

(A) Represents the period from commencement of operations (May 14, 2007) through September 30, 2007.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

PREMIUM YIELD EQUITY FUND - CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                  PERIOD
                                                                   ENDED
                                                              SEPTEMBER 30,
                                                                 2008 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                        $       10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                               0.33
   Net realized and unrealized losses on investments                  (2.44)
--------------------------------------------------------------------------------
Total from investment operations                                      (2.11)
--------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                               (0.32)
   Distributions from return of capital                               (0.01)
--------------------------------------------------------------------------------
Total distributions                                                   (0.33)
--------------------------------------------------------------------------------
Net asset value at end of period                              $        7.56
================================================================================
Total return (B)                                                     (21.48%)(C)
================================================================================
Net assets at end of period (000s)                            $      19,411
================================================================================
Ratio of net expenses to average net assets                            1.20%(D)
Ratio of gross expenses to average net assets                          1.53%(D)
Ratio of net investment income to average net assets                   4.68%(D)
Portfolio turnover rate                                                 181%(D)

(A) Represents the period from commencement of operations (December 3, 2007) through September 30, 2008.

(B)   Total return shown excludes the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

PREMIUM YIELD EQUITY FUND - CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                PERIOD
                                                                 ENDED
                                                             SEPTEMBER 30,
                                                                2008 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                       $       10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                              0.29
   Net realized and unrealized losses on investments                 (2.45)
--------------------------------------------------------------------------------
Total from investment operations                                     (2.16)
--------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                              (0.27)
   Distributions from return of capital                              (0.01)
--------------------------------------------------------------------------------
Total distributions                                                  (0.28)
--------------------------------------------------------------------------------
Net asset value at end of period                             $        7.56
================================================================================
Total return (B)                                                    (21.95%)(C)
================================================================================
Net assets at end of period (000s)                           $         567
================================================================================
Ratio of net expenses to average net assets                           1.94%(D)
Ratio of gross expenses to average net assets                         5.31%(D)
Ratio of net investment income to average net assets                  3.93%(D)
Portfolio turnover rate                                                181%(D)

(A) Represents the period from commencement of operations (December 3, 2007) through September 30, 2008.

(B)   Total return shown excludes the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

VALUE OPPORTUNITIES FUND - CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                   YEAR           PERIOD
                                                                   ENDED          ENDED
                                                               SEPTEMBER 30,   SEPTEMBER 30,
                                                                   2008           2007 (A)
---------------------------------------------------------------------------------------------
Net asset value at beginning of period                         $     17.85   $     19.51
---------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income                                            0.18          0.09
     Net realized and unrealized gains (losses) on investments       (2.97)         1.95
---------------------------------------------------------------------------------------------
Total from investment operations                                     (2.79)         2.04
---------------------------------------------------------------------------------------------
Less distributions:
     Dividends from net investment income                            (0.17)        (0.12)
     Distributions from net realized gains                           (1.43)        (3.58)
---------------------------------------------------------------------------------------------
Total distributions                                                  (1.60)        (3.70)
---------------------------------------------------------------------------------------------
Net asset value at end of period                               $     13.46   $     17.85
=============================================================================================
Total return (B)                                                    (17.01%)       11.90% (C)
=============================================================================================
Net assets at end of period (000s)                             $     8,231   $       472
=============================================================================================
Ratio of net expenses to average net assets                           1.20%         1.31% (D)
Ratio of gross expenses to average net assets                         1.68%         1.31% (D)
Ratio of net investment income to average net assets                  1.25%         0.77% (D)
Portfolio turnover rate                                                 96%           62%

(A) Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

VALUE OPPORTUNITIES FUND - CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                     YEAR         PERIOD
                                                                     ENDED        ENDED
                                                                SEPTEMBER 30,  SEPTEMBER 30,
                                                                     2008         2007 (A)
-----------------------------------------------------------------------------------------------
Net asset value at beginning of period                          $     17.81    $     19.51
-----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income                                             0.11           0.05
     Net realized and unrealized gains (losses) on investments        (3.01)          1.93
-----------------------------------------------------------------------------------------------
Total from investment operations                                      (2.90)          1.98
-----------------------------------------------------------------------------------------------
Less distributions:
     Dividends from net investment income                             (0.06)         (0.10)
     Distributions from net realized gains                            (1.43)         (3.58)
-----------------------------------------------------------------------------------------------
Total distributions                                                   (1.49)         (3.68)
-----------------------------------------------------------------------------------------------
Net asset value at end of period                                $     13.42    $     17.81
===============================================================================================
Total return (B)                                                     (17.62%)        11.52% (C)
===============================================================================================
Net assets at end of period (000s)                              $     3,865    $       423
===============================================================================================
Ratio of net expenses to average net assets                            1.95%          1.86% (D)
Ratio of gross expenses to average net assets                          2.56%          1.86% (D)
Ratio of net investment income to average net assets                   0.55%          0.20% (D)
Portfolio turnover rate                                                  96%            62%

(A) Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

TOUCHSTONE INVESTMENTS*

DISTRIBUTOR
Touchstone Securities, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH  45202-4203
1.800.638.8194
www.touchstoneinvestments.com

INVESTMENT ADVISOR
Touchstone Advisors, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203

TRANSFER AGENT
JPMorgan Chase Bank, N.A.
303 Broadway, Suite 900
Cincinnati, OH 45202-4203

SHAREHOLDER SERVICES
1.800.543.0407


* A Member of Western & Southern Financial Group

The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group:
Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Touchstone Select.

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed information about the Funds and is legally a part of this Prospectus.

ANNUAL/SEMIANNUAL REPORTS ("FINANCIAL REPORTS"): The Funds' Financial Reports provide additional information about the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Funds by contacting your financial advisor, or the Funds at:

Touchstone Investments
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1.800.543.0407


The SAI and Financial Reports are also available on the Touchstone Investments website at http://www.touchstoneinvestments.com. Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. You can receive information about the operation of the public reference room by calling the SEC at 1.202.942.8090.


Reports and other information about the Funds are available on the EDGAR database of the SEC's internet site at http://www.sec.gov. For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act file no. 811-08104

                                                                February 1, 2009


PROSPECTUS

TOUCHSTONE FUNDS GROUP TRUST- CLASS Z SHARES
Touchstone Diversified Small Cap Value Fund
Touchstone Mid Cap Fund
Touchstone Sands Capital Select Growth Fund
Touchstone Small Cap Value Opportunities Fund
Touchstone Ultra Short Duration Fixed Income Fund
Touchstone Value Opportunities Fund














The Securities and Exchange Commission has not approved the Funds' shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

PROSPECTUS                                                      FEBRUARY 1, 2009

TOUCHSTONE INVESTMENTS


CLASS Z SHARES

TOUCHSTONE DIVERSIFIED SMALL CAP VALUE FUND

TOUCHSTONE MID CAP FUND

TOUCHSTONE SANDS CAPITAL SELECT GROWTH FUND

TOUCHSTONE SMALL CAP VALUE OPPORTUNITIES FUND

TOUCHSTONE ULTRA SHORT DURATION FIXED INCOME FUND

TOUCHSTONE VALUE OPPORTUNITIES FUND


Each fund is a series of Touchstone Funds Group Trust (the "Trust"), a group of bond and equity mutual funds. The Trust is part of the Touchstone(R) Funds that also includes Touchstone Investment Trust, a group of taxable bond and money market mutual funds, Touchstone Strategic Trust, a group of equity mutual funds, Touchstone Tax-Free Trust, a group of tax-free bond and money market mutual funds, Touchstone Variable Series Trust, a group of variable series funds and Touchstone Institutional Funds Trust (formerly Constellation Institutional Portfolios), a group of institutional equity mutual funds (the "Touchstone Funds"). Each Touchstone Fund has a different investment goal and risk level. For further information about the Touchstone Funds, contact Touchstone Investments at 1.800.543.0407.


The Funds are managed by Touchstone Advisors, Inc. ("Touchstone Advisors" or the "Advisor"). Touchstone Advisors selects a sub-advisor (each a "Sub-Advisor," collectively the "Sub-Advisors") to manage each Fund's investments on a daily basis.

TABLE OF CONTENTS

                                                                Page
Diversified Small Cap Value Fund
Mid Cap Fund
Sands Capital Select Growth Fund
Small Cap Value Opportunities Fund
Ultra Short Duration Fixed Income Fund
Value Opportunities Fund
Investment Strategies and Risks
The Funds' Management
Investing with Touchstone
Distributions and Taxes
Financial Highlights
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT GOAL

The Touchstone Diversified Small Cap Value Fund seeks long-term total return.

ITS PRINCIPAL INVESTMENT STRATEGIES


The Touchstone Diversified Small Cap Value Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies with small market capitalizations that the sub-advisor, Federated Clover Investment Advisors, a division of Federated Global Investment Management Corp. ("Federated Clover"), believes possess attractive long-term return potential because of their lower than average valuations and improving fundamental business outlooks. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, small cap companies are defined as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell 2000 Value Index. As of December 31, 2008, the Russell 2000 Value Index included companies with capitalizations between $7 million and $3.3 billion. The size of the companies included in the Russell 2000 Value Index will change with market conditions.

The Fund invests in securities of companies operating in a broad range of industries based primarily on Federated Clover's quantitative, fundamental and technical analysis. In looking at company valuations, Federated Clover considers factors such as price-cash flow, price-earnings and price-book value. In selecting specific securities for the Fund, Federated Clover may also consider other factors, such as competitive positioning, earnings outlook and price momentum. Federated Clover generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.


THE KEY RISKS


The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.


Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term total return, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that small and medium capitalization value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the Russell 2000 Value Index's capitalization range (sometimes referred to as "micro-capitalization companies") are substantially riskier than investments in larger, more established companies. The stocks of micro-capitalization companies are less stable in price and less liquid than the stocks of larger companies.


Federated Clover's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Fund to underperform funds that also seek long-term total return but use different approaches to the security selection process. The out-of-favor and undervalued companies in which the Fund invests may be more vulnerable to negative investor sentiment or adverse business or economic events than more growth-oriented companies.

This Fund should only be purchased by investors seeking long-term total return who can withstand the share price volatility of small cap equity investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.


THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. This bar chart shows changes in performance (before taxes) of the Fund's Class Z shares for each of the last 10 calendar years.(1) The returns for other classes of shares, offered by the Fund in a separate prospectus, will differ from the Class Z returns because the other classes have different expenses. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

DIVERSIFIED SMALL CAP VALUE FUND - CLASS Z TOTAL RETURN


  1999       2000       2001       2002       2003       2004       2005       2006       2007       2008

29.57%     10.59%     27.42%    -20.75%     45.48%     20.14%      3.06%     15.83%     -3.04%    -25.49%

                                                                                Best Quarter
                                                                                2nd Quarter 1999          26.61%

                                                                                Worst Quarter
                                                                                3rd Quarter 2002         -22.37%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on February 28, 1996 until May 1, 2001, the Fund operated as the Clover Small Cap Value Fund and was advised by Clover Capital Management, Inc. On May 1, 2001, the shareholders of the Clover Small Cap Value Fund voted to approve Turner Investment Partners, Inc. as the Fund's investment advisor and Clover Capital Management, Inc. as the sub-advisor, and from that date until May 7, 2004, the Fund operated as the Turner Small Cap Value Fund. On May 7, 2004, the Turner Small Cap Value Fund was reorganized into the Constellation Clover Small Cap Value Fund. On November 20, 2006 the Constellation Clover Small Cap Value Fund was renamed the Touchstone Diversified Small Cap Value Fund. Clover Capital Management, Inc. remained the sub-advisor after the change. On December 1, 2008, Federated Investors, Inc. acquired Clover Capital Management, Inc.

This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2008, to those of the Russell 2000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

Average Annual Total Returns
For the period ended December 31, 2008

                                                                 1 YEAR             5 YEARS           10 YEARS
DIVERSIFIED SMALL CAP VALUE FUND - CLASS Z
-----------------------------------------------------------------------------------------------------------------
Return Before Taxes                                              -25.49%              0.71%             8.11%
Return After Taxes on Distributions                              -26.36%             -2.41%             6.00%
Return After Taxes on Distributions and Sale of Fund Shares(1)   -15.57%              0.00%             7.27%
Russell 2000 Value Index(2)                                      -28.92%              0.27%             6.11%
-----------------------------------------------------------------------------------------------------------------

(1) When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes," it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(2) The Russell 2000 Value Index measures the performance of companies included in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Index reflects no deduction for fees, expenses or taxes. You cannot invest directly in an Index.


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class Z shares of the Fund.

             SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Wire Redemption Fee                                                Up to $15
--------------------------------------------------------------------------------


      ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
Management Fees                                                      0.85%
Shareholder Services Fees                                            0.21%
Other Expenses                                                       0.39%
TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.45%
Less Fee Waiver and/or Expense Reimbursment(1)                       0.00%
NET EXPENSES                                                         1.45%
--------------------------------------------------------------------------------

(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of Touchstone's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940). This expense limitation will remain in effect until at least January 31, 2010. Touchstone Advisors, Inc. has no ability to recoup amounts waived or reimbursed. Pursuant to this agreement, "Net Expenses" for Class Z shares (including "Shareholder Services Fees") will not exceed 1.45%. However, for purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors, Inc.'s waiver obligations.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR                                        $148
3 YEARS                                       $459
5 YEARS                                       $792
10 YEARS                                      $1,735
--------------------------------------------------------------------------------
The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.


THE FUND'S INVESTMENT GOAL

The Touchstone Mid Cap Fund seeks long-term capital growth.

ITS PRINCIPAL INVESTMENT STRATEGIES


The Touchstone Mid Cap Fund invests, under normal market conditions, at least 80% of its assets in common stocks of medium capitalization U.S. companies that the sub-advisor, Turner Investment Partners, Inc. ("TIP"), believes have the potential for long-term growth and that are attractively priced. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, a medium capitalization company is one that has a market capitalization at the time of purchase that is within the range of market capitalizations represented in the Russell Midcap Index. As of December 31, 2008, the Russell Midcap Index included companies with capitalizations between $24 million and $14.9 billion. The size of the companies in the Russell Midcap Index will change with market conditions.


The Fund invests in securities of companies operating in a broad range of industries based primarily on a fundamental analysis of each company and due consideration of such characteristics as price-cash flow, price-earnings and price-book value ratios. TIP looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that TIP believes can generate and sustain long-term growth. TIP employs a quantitative approach to determine whether a company's share price reflects its perceived value. A security will be sold if TIP believes it has reached its full valuation, the security experiences an unexpected deterioration in fundamentals, to adhere to investment guidelines or risk parameters or if TIP believes another security has a greater risk/reward profile.

The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.

THE KEY RISKS


The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock on the company's assets in the event of liquidation.

The Fund is subject to the risk that small and medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the medium and smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small companies may have more limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium and small cap company stocks may be more volatile than stocks of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the Russell Midcap Index's capitalization range generally are not as broadly traded as those of companies with larger capitalizations, and they are often subject to wider and more abrupt fluctuations in market price. Additional reasons for the greater price fluctuations of these securities include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions.

Frequent and active trading may result in greater expenses to the Fund and may generate more taxable short-term gains for shareholders, which may lower the Fund's performance.

This Fund should only be purchased by investors seeking long-term capital growth who can withstand the share price volatility of mid cap investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. This bar chart shows changes in performance (before taxes) of the Fund's Class Z shares during each full calendar year of operations.(1) The returns for other classes of shares, offered by the Fund in a separate prospectus, will differ from the Class Z returns because the other classes have different expenses. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


MID CAP FUND - CLASS Z TOTAL RETURN


  2004      2005      2006      2007      2008

21.47%    19.59%    12.18%     8.57%    -42.17%

                                              Best Quarter
                                              1st Quarter 2006          14.41%

                                              Worst Quarter
                                              4th Quarter 2008         -23.39%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on January 2, 2003 until April 14, 2005, the Fund operated as the Midcap Core Portfolio, a separate series of the Constellation Institutional Portfolios. TIP served as the Midcap Core Portfolio's investment advisor from January 2, 2003 until March 1, 2004, and as the Midcap Core Portfolio's investment sub-advisor with day-to-day portfolio management responsibility from March 1, 2004 until April 14, 2005. On April 14, 2005, the Midcap Core Portfolio was reorganized into the Constellation TIP Mid Cap Fund. On November 20, 2006 the Constellation TIP Mid Cap Fund was renamed the Touchstone Mid Cap Fund. TIP remained the sub-advisor after the change. The returns for Class Z shares include performance of the Fund that was achieved prior to the creation of Class Z shares on March 24, 2006, which is the same as the performance of Institutional shares offered in a separate prospectus. The returns for periods prior to March 24, 2006 have been restated for fees applicable to Class Z shares, which includes a 0.25% Shareholder Services fee. Performance shown for 2007 and 2008 reflects the actual returns of the Fund's Class Z shares.

This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2008, to those of the Russell Midcap Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

Average Annual Total Returns
For the period ended December 31, 2008

                                                                                                  SINCE INCEPTION(1)
                                                                 1 YEAR            5 YEARS(1)         (1/02/03)
MID CAP FUND - CLASS Z
---------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                              -42.17%              0.46%             6.16%
Return After Taxes on Distributions                              -42.23%             -0.96%             4.37%
Return After Taxes on Distributions and Sale of Fund Shares(2)   -27.36%             -0.04%             4.63%
Russell Midcap Index(3)                                          -41.46%             -0.71%             5.15%
---------------------------------------------------------------------------------------------------------------------

(1) The 5 year and since inception return for Class Z shares include performance of the Fund that was achieved prior to the creation of Class Z shares (March 24, 2006), which is the same as the performance for Institutional shares through March 24, 2006. The returns have been restated for fees applicable to Class Z shares, which includes a 0.25% Shareholder Services fee.

(2) When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes," it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(3) The Russell Midcap Index includes the smallest 800 securities in the Russell 1000 Index. The Index reflects no deduction for fees, expenses or taxes. You cannot invest directly in an Index.


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class Z shares of the Fund.

            SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Wire Redemption Fee                                               Up to $15
--------------------------------------------------------------------------------


        ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
Management Fees                                                     0.80%
Shareholder Services Fees                                           0.23%
Other Expenses                                                      0.45%
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.48%
Less Fee Waiver and/or Expense Reimbursement(1)                     0.33%
NET EXPENSES                                                        1.15%
--------------------------------------------------------------------------------

(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of Touchstone's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940). This expense limitation will remain in effect until at least January 31, 2010. Touchstone Advisors, Inc. has no ability to recoup amounts waived or reimbursed. Pursuant to this agreement, "Net Expenses" for Class Z shares (including "Shareholder Services Fees") will not exceed 1.15%. However, for purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors, Inc.'s waiver obligations.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR                                        $117
3 YEARS                                       $436
5 YEARS                                       $777
10 YEARS                                      $1,740
--------------------------------------------------------------------------------
The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.

THE FUND'S INVESTMENT GOAL

The Touchstone Sands Capital Select Growth Fund seeks long-term capital appreciation.

ITS PRINCIPAL INVESTMENT STRATEGIES


The Touchstone Sands Capital Select Growth Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies that the sub-advisor, Sands Capital Management, LLC ("Sands Capital"), believes have above-average potential for revenue or earnings growth. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund emphasizes investments in large capitalization growth companies. The weighted average market capitalization of these companies is generally in excess of $25 billion, and the Fund generally does not invest in companies that have a market capitalization of less than $2 billion. The Fund will typically own between 25 and 30 stocks, which is a smaller number of stocks than diversified funds generally own.


The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.

Sands Capital generally seeks stocks with sustainable above average earnings growth, and with capital appreciation potential. In addition, Sands Capital looks for companies that have a significant competitive advantage, a leadership position or proprietary niche, a clear mission in an understandable business, financial strength and that are valued rationally in relation to comparable companies, the market, and the business prospects for that particular company. Sands Capital generally considers selling a security when it no longer meets the investment criteria or when the issues causing such problems are not solvable within an acceptable time frame.

THE KEY RISKS


The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.


Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in value in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that its primary market segment, investments in growing companies that have market capitalizations in excess of $2 billion, may underperform other market segments or the equity markets as a whole. A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends often have lesser stock price declines during market downturns.


Under certain market conditions, the Fund may invest in small and medium capitalization companies. These companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than stocks of larger companies.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of concentrated, growth stock investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. This bar chart shows changes in performance (before taxes) of the Fund's Class Z shares during each full calendar year of operations.(1) The returns for other classes of shares, offered by the Fund in a separate prospectus, will differ from the Class Z returns because the other classes have different expenses. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

SANDS CAPITAL SELECT GROWTH FUND - CLASS Z TOTAL RETURN


   2001      2002      2003      2004      2005      2006      2007      2008

-15.20%   -28.13%    36.99%    19.00%     9.63%    -6.50%    18.53%   -49.08%

                                                                 Best Quarter
                                                                 4th Quarter 2001          28.63%

                                                                 Worst Quarter
                                                                 4th Quarter 2008         -30.93%


(1) The performance information shown above is based on a calendar year. From the Fund's inception on August 11, 2000 until August 1, 2004, the Fund operated as the Pitcairn Select Growth Fund and was managed by Sands Capital. On August 1, 2004, the Pitcairn Select Growth Fund was reorganized into the Constellation Sands Capital Select Growth Fund. On November 20, 2006 the Constellation Sands Capital Select Growth Fund was renamed the Touchstone Sands Capital Select Growth Fund. Sands Capital remained the sub-advisor after the change.


This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2008, to those of the Russell 1000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

Average Annual Total Returns
For the period ended December 31, 2008

                                                                                                  SINCE INCEPTION
                                                                 1 YEAR             5 YEARS         (8-11-2000)
SANDS CAPITAL SELECT GROWTH FUND - CLASS Z
-------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                              -49.08%             -5.94%            -8.63%
Return After Taxes on Distributions                              -49.08%             -5.94%            -8.63%
Return After Taxes on Distributions and Sale of Fund Shares(1)   -31.90%             -4.95%            -6.90%
Russell 1000 Growth Index(2)                                     -38.44%             -3.42%            -8.32%
-------------------------------------------------------------------------------------------------------------------

(1) When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes," it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(2) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index reflects no deduction for fees, expenses or taxes. You cannot invest directly in an Index.


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class Z shares of the Fund.

             SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Wire Redemption Fee                                                Up to $15
--------------------------------------------------------------------------------


           ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
Management Fees(1)                                                   0.92%
Shareholder Services Fees                                            0.23%
Other Expenses(2)                                                    0.28%
TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.43%
Less Fee Waiver and/or Expense Reimbursement                         0.02%
NET EXPENSES                                                         1.41%
--------------------------------------------------------------------------------


(1) The management fee is subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 1000 Growth Index (the "Benchmark Index"), and this fee may range from 0.70% to 1 .00% depending on the Fund's performance. See "The Funds' Management" section for additional information.


(2) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit "Other Expenses" to no more than 0.25% . This expense limitation will remain in effect until at least January 31, 2010. Pursuant to its agreement with the Trust, Touchstone Advisors has no ability to recoup any previously waived fees or reimbursed expenses from the Fund. For purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR                                        $144
3 YEARS                                       $450
5 YEARS                                       $780
10 YEARS                                      $1,711
--------------------------------------------------------------------------------
The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.






THE FUND'S INVESTMENT GOAL

The Touchstone Small Cap Value Opportunities Fund seeks long-term capital growth.

ITS PRINCIPAL INVESTMENT STRATEGIES


The Touchstone Small Cap Value Opportunities Fund invests, under normal market conditions, at least 80% of its assets in common stocks of companies with small market capitalizations that the sub-advisor, TIP, believes have the potential for growth and that appear to be trading below their perceived value. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, a small capitalization company is one that has a market capitalization at the time of purchase that is no larger than the largest stock in the Russell 2000 Value Index. As of December 31, 2008, the Russell 2000 Value Index included companies with capitalizations up to $3.3 billion. The size of the companies included in the Russell 2000 Value Index will change with market conditions.

The Fund invests in securities of companies operating in a broad range of industries. Most of these companies are based in the U.S., but in some instances may be headquartered in or doing a substantial portion of their business overseas.

TIP selects securities based primarily on its fundamental analysis of each company and due consideration of such characteristics as price-cash flow, price-earnings and price-book value ratios. TIP looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that TIP believes are undervalued by the market. TIP also employs a quantitative approach to determine whether a company's share price reflects its perceived value. TIP generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.

THE KEY RISKS


The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.


Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital growth, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

The Fund is subject to the risk that small and medium capitalization value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the Russell 2000 Value Index's capitalization range (sometimes referred to as "micro-capitalization companies") are substantially riskier than investments in larger, more established companies. The stocks of micro-capitalization companies are less stable in price and less liquid than the stocks of larger companies.


Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country. There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist. There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.


Frequent and active trading may result in greater expenses to the Fund and may generate more taxable short-term gains for shareholders, which may lower the Fund's performance.

This Fund should only be purchased by investors seeking long-term capital growth who can withstand the share price volatility of small cap investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. This bar chart shows changes in the performance (before taxes) of the Fund's Class Z shares during each full calendar year of operations.(1) The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

SMALL CAP VALUE OPPORTUNITIES FUND - CLASS Z TOTAL RETURN


  2003      2004      2005      2006      2007      2008

54.13%    23.73%     9.71%    12.71%    -1.20%   -34.16%

                                                    Best Quarter
                                                    2nd Quarter 2003      18.97%

                                                    Worst Quarter
                                                    4th Quarter 2008     -24.10%


(1) The performance information shown above is based on a calendar year. From its inception on March 4, 2002 until May 7, 2004, the Fund operated as the Turner Small Cap Value Opportunities Fund, a portfolio of the Turner Funds and was advised by Turner Investment Management, LLC, a majority-owned subsidiary of TIP. On May 7, 2004, the Turner Small Cap Value Opportunities Fund was reorganized into the Constellation TIP Small Cap Value Opportunities Fund. Effective December 22, 2005, the Fund's name was changed to Constellation Small Cap Value Opportunities Fund. On November 20, 2006 the Constellation Small Cap Value Opportunities Fund was renamed the Touchstone Small Cap Value Opportunities Fund. TIP and Diamond Hill Capital Management, Inc. remained the sub-advisors after the change. James Investment Research, Inc. became a Sub-Advisor to the Fund on June 20, 2007. Diamond Hill Capital Management, Inc. and James Investment Research, Inc. were removed as Sub-Advisors to the Fund on June 16, 2008.


This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2008 to those of the Russell 2000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

Average Annual Total Returns
For the period ended December 31, 2008


                                                                                                  SINCE INCEPTION(1)
                                                                 1 YEAR             5 YEARS            (3/4/02)
SMALL CAP VALUE OPPORTUNITIES FUND - CLASS Z
---------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                              -34.16%             -0.10%             6.13%
Return After Taxes on Distributions                              -34.19%             -1.23%             5.16%
Return After Taxes on Distributions and Sale of Fund Shares(2)   -22.17%             -0.34%             5.07%
Russell 2000 Value Index(3)                                      -28.92%              0.27%             3.50%
---------------------------------------------------------------------------------------------------------------------

(1) The performance information shown above reflects performance for the Fund as managed solely by TIP through 2005. Diamond Hill Capital Management, Inc. became a sub-advisor to the Fund on January 17, 2006 and James Investment Research, Inc. became a sub-advisor to the Fund on June 20, 2007. Diamond Hill Capital Management, Inc. and James Investment Research, Inc. were removed as Sub-Advisors to the Fund on June 16, 2008.


(2) When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes," it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(3) The Russell 2000 Value Index measures the performance of companies included in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Index reflects no deduction for fees, expenses or taxes. You cannot invest directly in an Index.


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class Z shares of the Fund.

              SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Wire Redemption Fee                                          Up to $15
--------------------------------------------------------------------------------


        ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
Management Fees                                                0.95%
Shareholder Services Fees                                      0.24%
Other Expenses                                                 0.55%
TOTAL ANNUAL FUND OPERATING EXPENSES                           1.74%
Less Fee Waiver and/or Expense Reimbursement(1)                0.24%
NET EXPENSES                                                   1.50%
--------------------------------------------------------------------------------

(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of Touchstone's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940). This expense limitation will remain in effect until at least January 31, 2010. Touchstone Advisors, Inc. has no ability to recoup amounts waived or reimbursed. Pursuant to this agreement, "Net Expenses" for Class Z shares (including "Shareholder Services Fees") will not exceed 1.50%. However, for purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors, Inc.'s waiver obligations.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR                                        $153
3 YEARS                                       $525
5 YEARS                                       $921
10 YEARS                                      $2,032
--------------------------------------------------------------------------------
The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.

THE FUND'S INVESTMENT GOAL

The Touchstone Ultra Short Duration Fixed Income Fund seeks maximum total return consistent with the preservation of capital.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Ultra Short Duration Fixed Income Fund invests, under normal market conditions, at least 80% of its assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities issued by agencies such as Fannie Mae or the Government National Mortgage Association (GNMA). This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund also invests in repurchase agreements and high quality securities issued by U.S. corporations.

In selecting investments for the Fund, the sub-advisor, Fort Washington Investment Advisors, Inc. ("Fort Washington"), chooses fixed income securities that it believes are attractively priced relative to the market or to similar instruments. In addition, Fort Washington considers the "effective duration" of the Fund's entire portfolio. Effective duration is a measure of a security's price volatility or the risk associated with changes in interest rates. While the Fund may invest in securities with any maturity or duration, Fort Washington seeks to maintain an effective duration for the Fund of one year or less under normal market conditions.


THE KEY RISKS


The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.


The principal risks of investing in this Fund are related to changes in the values of the securities as interest rates change, credit risk (issuers will not make the interest or principal payments when they are due), prepayment risk (issuers may prepay principal earlier than scheduled at a time when interest rates are lower), and risks of political, social and economic developments. As interest rates rise, the value of fixed income securities the Fund owns is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Lower rated securities are often more volatile than higher rated securities. Longer-term securities are generally more volatile than shorter-term securities, so the average maturity or duration of these securities affects risk. When markets are volatile, the Fund may not be able to buy or sell securities at favorable prices and the Fund may lose money.

Because of its focus on short duration securities, the Fund may underperform other segments of the fixed income market or the fixed income markets as a whole.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition, securities issued by agencies such as Fannie Mae and GNMA are supported only by the credit of the issuing agency and any associated collateral.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.


Under all repurchase agreements entered into by the Fund, the Funds' Custodian or its agent must take possession of the underlying collateral. However, if the counterparty defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.


This Fund should only be purchased by investors seeking maximum total return consistent with preservation of capital who can withstand a limited amount of share price volatility. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. This bar chart shows changes in the performance (before taxes) of the Fund's Class Z shares for each of the last 10 calendar years.(1) The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

ULTRA SHORT DURATION FIXED INCOME FUND - CLASS Z TOTAL RETURN


 1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

5.40%     6.97%     5.79%     2.67%     1.35%     1.75%     2.93%     5.29%     4.70%     0.53%

                                                                                Best Quarter
                                                                                1st Quarter 2001           2.02%

                                                                                Worst Quarter
                                                                                3rd Quarter 2008          -0.24%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on March 1, 1994 until July 1, 1999, the Fund operated as the Alpha Select Short Duration Government Funds - One Year Portfolio. On July 1, 1999, the Fund converted to the TIP Funds (now Turner Funds) Turner Short Duration Government Funds - One Year Portfolio, and later the Turner Ultra Short Duration Fixed Income Fund. On May 7, 2004, the Turner Ultra Short Duration Fixed Income Fund was reorganized into the Constellation Chartwell Ultra Short Duration Fixed Income Fund. On November 20, 2006 the Constellation Chartwell Ultra Short Duration Fixed Income Fund was renamed the Touchstone Ultra Short Duration Fixed Income Fund. In October 2008 the Fund replaced its previous sub-advisor with Fort Washington. The performance shown prior to October 2008 represents the performance of the previous sub-advisor.

This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2008, to those of the Merrill Lynch Three-Month U.S. Treasury Bill Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

Average Annual Total Returns
For the period ended December 31, 2008

                                                             1 YEAR             5 YEARS          10 YEARS
ULTRA SHORT DURATION FIXED INCOME FUND - CLASS Z
------------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                           0.53%              3.03%             3.72%
Return After Taxes on Distributions                          -1.03%              1.59%             2.17%
Return After Taxes on Distributions and Sale of Fund Shares   0.35%              1.75%             2.24%
Merrill Lynch Three-Month U.S. Treasury Bill Index(1)         2.06%              3.25%             3.45%
------------------------------------------------------------------------------------------------------------------------------------


(1) The Merrill Lynch Three-Month U.S. Treasury Bill Index is an unmanaged index of Treasury securities that assumes reinvestment of all income. The Index reflects no deduction for fees, expenses or taxes. You cannot invest directly in an Index.

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class Z shares of the Fund.

             SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Wire Redemption Fee                                             Up to $15
--------------------------------------------------------------------------------


       ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
Management Fees                                                   0.25%
Shareholder Services Fees                                         0.22%
Other Expenses                                                    0.35%
TOTAL ANNUAL FUND OPERATING EXPENSES                              0.82%
Less Fee Waiver and/or Expense Reimbursement(1)                   0.13%
NET EXPENSES                                                      0.69%
--------------------------------------------------------------------------------

(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of Touchstone's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940). This expense limitation will remain in effect until at least January 31, 2010. Touchstone Advisors, Inc. has no ability to recoup amounts waived or reimbursed. Pursuant to this agreement, "Net Expenses" for Class Z shares (including "Shareholder Services Fees") will not exceed 0.69%. However, for purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors, Inc.'s waiver obligations.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR                                         $70
3 YEARS                                        $249
5 YEARS                                        $442
10 YEARS                                      $1,001
--------------------------------------------------------------------------------
The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.




THE FUND'S INVESTMENT GOAL

The Touchstone Value Opportunities Fund seeks long-term total return.

ITS PRINCIPAL INVESTMENT STRATEGIES


The Touchstone Value Opportunities Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies that the sub-advisor, Federated Clover, believes possess attractive long-term return potential because of their lower than average valuations and improving business outlooks. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund invests in securities of companies operating in a broad range of industries based primarily on Federated Clover's quantitative, fundamental and technical analysis. In looking at company valuations, Federated Clover considers factors such as price-cash flow, price-earnings and price-book value. In selecting specific securities for the Fund, Federated Clover may also consider other factors, such as competitive positioning, earnings outlook and price momentum. The Fund may invest in companies of any size in order to achieve its goal. Federated Clover generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.


THE KEY RISKS


The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.


Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term total return, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that small and medium capitalization value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the market capitalization range (sometimes referred to as "micro-capitalization companies") are substantially riskier than investments in larger, more established companies. The stocks of micro-capitalization companies are less stable in price and less liquid than the stocks of larger companies.


Federated Clover's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Fund to underperform funds that also seek long-term total return but use different approaches to the security selection process. The out-of-favor and undervalued companies in which the Fund invests in may be more vulnerable to negative investor sentiment or adverse business or economic events than more growth-oriented companies.


This Fund should only be purchased by investors seeking long-term total return who can withstand the share price volatility of equity investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. This bar chart shows changes in the performance (before taxes) of the Fund's Class Z shares for each of the last 10 calendar years.(1) The returns for other classes of shares, offered by the Fund in a separate prospectus, will differ from the Class Z returns because the other classes have different expenses. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

VALUE OPPORTUNITIES FUND - CLASS Z TOTAL RETURN


 1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

4.27%    10.70%    13.00%   -12.04%    32.65%    17.77%    12.09%    15.27%     8.44%   -35.71%

                                                                                Best Quarter
                                                                                2nd Quarter 2003          19.28%

                                                                                Worst Quarter
                                                                                4th Quarter 2008          -22.29

(1) The performance information shown above is based on a calendar year. From the Fund's inception on December 6, 1991 until May 1, 2001, the Fund operated as the Clover Equity Value Fund and was advised by Clover Capital Management, Inc. On May 1, 2001, the shareholders of the Clover Equity Value Fund voted to approve Turner Investment Partners, Inc. as the Fund's investment advisor and Clover Capital Management, Inc. as the sub-advisor, and from that date until May 7, 2004 the Fund operated as the Turner Core Value Fund. On May 7, 2004, the Turner Core Value Fund was reorganized into the Constellation Clover Core Value Fund. On November 20, 2006 the Constellation Clover Core Value Fund was renamed the Touchstone Value Opportunities Fund. Clover Capital Management, Inc. remained the sub-advisor after the change. On December 1, 2008, Federated Investors, Inc. acquired Clover Capital Management, Inc.

This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2008, to those of the Russell 3000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

Average Annual Total Returns
For the period ended December 31, 2008


                                                                 1 YEAR             5 YEARS           10 YEARS
----------------------------------------------------------------------------------------------------------------
VALUE OPPORTUNITIES FUND - CLASS Z
Return Before Taxes                                              -35.71%              1.19%             4.91%
Return After Taxes on Distributions                              -35.89%             -0.49%             3.03%
Return After Taxes on Distributions and Sale of Fund Shares(1)   -22.98%              1.11%             3.84%
Russell 3000 Value Index(2)                                      -36.25%             -0.72%             1.69%
----------------------------------------------------------------------------------------------------------------

(1) When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes," it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(2) The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Index reflects no deduction for fees, expenses or taxes. You cannot invest directly in an Index.


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class Z shares of the Fund.

             SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Wire Redemption Fee                                             Up to $15
--------------------------------------------------------------------------------


         ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
Management Fees                                                   0.74%
Shareholder Services Fees                                         0.25%
Other Expenses                                                    0.32%
TOTAL ANNUAL FUND OPERATING EXPENSES                              1.31%
Less Fee Waiver and/or Expense Reimbursement(1)                   0.12%
NET EXPENSES(2)                                                   1.19%
--------------------------------------------------------------------------------

(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of Touchstone's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940). This expense limitation will remain in effect until at least January 31, 2010. Touchstone Advisors, Inc. has no ability to recoup amounts waived or reimbursed. Pursuant to this agreement, "Net Expenses" for Class Z shares (including "Shareholder Services Fees") will not exceed 1.19%. However, for purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors, Inc.'s waiver obligations.

(2) "Net Expenses" shown above reflect a change in the Fund's operating expenses and will differ from the "Net Expenses" reflected in the Fund's Annual Report for the fiscal year ended September 30, 2008. The actual "Net Expenses" for the Fund's Class Z shares for the fiscal year ended September 30, 2008 were 1.14%.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR                                        $121
3 YEARS                                       $403
5 YEARS                                       $707
10 YEARS                                      $1,569
--------------------------------------------------------------------------------
The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.





CAN A FUND DEPART FROM ITS NORMAL INVESTMENT STRATEGIES?

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in detail in our Statement of Additional Information ("SAI").

Each Fund's investment goal is non-fundamental, and may be changed by the Trust's Board of Trustees without shareholder approval. You would be notified at least 30 days before any change takes effect. The investments and strategies described throughout this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations (i.e. fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Funds' goals. This defensive investing may increase a Fund's taxable income. A Fund will do so only if the Advisor or the Fund's sub-advisor believes that the risk of loss in using the Fund's normal strategies and investments outweighs the opportunity for gains. Of course, there can be no guarantee that any Fund will achieve its investment goal.

PORTFOLIO COMPOSITION

Certain of the Funds have adopted policies to invest, under normal circumstances, at least 80% of the value of the Fund's "assets" in certain types of investments suggested by its name (the "80% Policy"). For purposes of these 80% Policies, the term "assets" means net assets plus the amount of borrowings for investment purposes. A Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

EQUITY RISK (EQUITY FUNDS). Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities of individual companies may fluctuate based upon performance of the company and industry as well as economic trends and developments. Fluctuations in the value of equity securities in which a Fund invests will cause the Fund's net asset value to fluctuate. An investment in an equity fund may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK (FIXED INCOME FUNDS). The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise and during periods of rising interest rates, the values of those securities generally fall. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

CALL RISK (FIXED INCOME FUNDS). During periods of falling interest rates, an issuer may prepay (or "call") certain debt obligations with high coupon rates prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates. The types of securities that are subject to call risk include mortgage-backed securities and municipal bonds with a term of longer than ten years.

CREDIT RISK (FIXED INCOME FUNDS). An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer's securities to decline in value. The effect of this risk to an investor in the Fund should be reduced because the Funds hold bonds of multiple issuers.

EVENT RISK (FIXED INCOME FUNDS). Securities may decline in credit quality and market value due to issuer restructurings or other factors. The effect of this risk to an investor in the Fund should be reduced because the Funds hold bonds of multiple issuers.

MORTGAGE-BACKED SECURITIES (FIXED INCOME FUNDS). Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of a mortgage-backed security will increase and its market price will decrease. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

U.S. GOVERNMENT SECURITIES RISK (FIXED INCOME FUNDS). Although the Funds' U.S. Government Securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Freddie Mac, Tennessee Valley Authority and Student Loan Marketing Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

MANAGER OF MANAGERS RISK (ALL FUNDS). The Advisor engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of each Fund. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

CHANGE IN MARKET CAPITALIZATION (DIVERSIFIED SMALL CAP VALUE, MID CAP AND SMALL CAP VALUE OPPORTUNITIES FUNDS). A Fund may specify in its principal investment strategy a market capitalization range for acquiring portfolio securities. If a security that is within the range for a Fund at the time of purchase later falls outside the range, which is most likely to happen because of market growth, the Fund may continue to hold the security if, in the sub-advisor's judgment, the security remains otherwise consistent with the Fund's investment goal and strategies. However, this change could affect the Fund's flexibility in making new investments.

PORTFOLIO TURNOVER (All Funds). Each Fund may sell its portfolio securities, regardless of the length of time they have been held, if the Advisor and/or sub-advisor determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Advisor's or sub-advisor's control. These transactions will increase a Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in a Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund's returns.

WHAT ARE SOME OF THE OTHER RISKS OF INVESTING IN THE FUNDS?

DERIVATIVES (ALL FUNDS). Each Fund may, but is not required to, use derivative instruments for any of the following purposes:

      o To hedge against adverse changes - caused by changing interest rates, stock market prices or currency exchange rates - in the market value of securities held by or to be bought for a Fund;

      o     As a substitute for purchasing or selling securities;

      o To shorten or lengthen the effective portfolio maturity or duration of tax-exempt bonds;

      o To enhance a Fund's potential gain in non-hedging or speculative situations; or

      o To lock in a substantial portion of the unrealized appreciation in a stock without selling it.

A derivative instrument will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative instruments can have a large impact on a portfolio's yield, stock prices and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Fund's holdings less liquid and harder to value, especially in declining markets. In addition, much of the income and gains generated by derivatives will be taxed as ordinary income.


Under normal circumstances, the Funds will not invest in derivatives. There is no limit to how much of the Funds' assets can be invested in derivatives, including derivatives for speculative purposes.


EXCHANGE-TRADED FUNDS (ALL FUNDS). The Funds may invest in shares of exchange-traded funds ("ETFs"). An ETF is a registered investment company that seeks to track the performance of a particular market index. Investing in an ETF generally offers instant exposure to an index or a broad range of markets, sectors, geographic regions or industries.

When investing in ETFs, shareholders bear their proportionate share of the Fund's expenses and their proportionate share of ETF expenses which are similar to the Fund's expenses. Also, although ETFs seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index.

LENDING OF PORTFOLIO SECURITIES (ALL FUNDS). The Funds may lend their portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Fund's sub-advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower. Lending portfolio securities results in additional income, which serves to reduce the amount that would otherwise be payable by the Advisor to the Fund under the Advisor's contractual expense limitation arrangement (see "Contractual Fee Waiver Agreement").


Market Disruption Risk (ALL FUNDS). The United States has recently experienced significant disruption to its financial markets impacting the liquidity and volatility of securities generally, including securities in which the Funds may invest. During periods of extreme market volatility, prices of securities held by the Funds may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Funds could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude the Funds' ability to achieve their investment goal.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds' portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds. The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Advisor and Sub-Advisors will monitor developments and seek to manage the Funds in a manner consistent with achieving the Funds' investment goals, but there can be no assurance that it will be successful in doing so.

WHERE CAN I FIND INFORMATION ABOUT THE FUNDS' PORTFOLIO HOLDINGS DISCLOSURE POLICIES?

A description of the Funds' policies and procedures for disclosing portfolio securities to any person is available in the SAI and can also be found on the Funds' website at www.touchstoneinvestments.com.

INVESTMENT ADVISOR

TOUCHSTONE ADVISORS, INC. ("TOUCHSTONE ADVISORS" OR THE "ADVISOR") 303 BROADWAY, SUITE 1100, CINCINNATI, OH 45202


Touchstone Advisors has been a registered investment advisor since 1994. As of December 31, 2008, Touchstone Advisors had approximately $5.1 billion in assets under management. As the Funds' advisor, Touchstone Advisors continuously reviews, supervises and administers the Funds' investment programs and also ensures compliance with the Funds' investment policies and guidelines.


Touchstone Advisors is responsible for selecting each Fund's sub-advisor(s), subject to approval by the Board of Trustees. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

o     Level of knowledge and skill

o     Performance as compared to its peers or benchmark

o     Consistency of performance over 5 years or more

o     Level of compliance with investment rules and strategies

o     Employees facilities and financial strength

o     Quality of service

Touchstone Advisors will also continually monitor each sub-advisor's performance through various analyses and through in-person, telephone and written consultations with the Sub-Advisor. Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Board of Trustees, including whether or not a sub-advisor's contract should be renewed, modified or terminated.

The Securities and Exchange Commission (the "SEC") has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Funds must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Touchstone Funds. Shareholders of a Fund will be notified of any changes in its Sub-Advisory arrangements.

Two or more sub-advisors may manage a Fund, with each managing a portion of the Fund's assets. If a Fund has more than one sub-advisor, Touchstone Advisors allocates how much of a Fund's assets are managed by each sub-advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the Sub-Advisors.


Touchstone Advisors is also responsible for running all of the operations of the Funds, except those that are subcontracted to the Sub-Advisor, custodian, transfer agent and other parties. For its services, Touchstone Advisors is entitled to receive a base investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below. The advisory fees below are net of advisory fees waived by Touchstone Advisors, if any. Touchstone Advisors pays sub-advisory fees to each sub-advisor from its advisory fee.

NAME OF FUND                                                     ANNUAL FEE RATE
--------------------------------------------------------------------------------
Touchstone Diversified Small Cap Value Fund                            0.85%
Touchstone Mid Cap Fund                                                0.80%
Touchstone Small Cap Value Opportunities Fund                          0.91%
Touchstone Ultra Short Duration Fixed Income Fund                      0.25%
Touchstone Value Opportunities Fund                                    0.74%
--------------------------------------------------------------------------------


The Touchstone Sands Capital Select Growth Fund's base advisory fee is 0.85%, and this fee may range from 0.70% to 1.00% depending on the Fund's performance relative to the Russell 1000 Growth Index. Fee adjustments apply if the Fund outperforms or underperforms its benchmark by 2.50% or more.

Touchstone and Sands Capital Management will receive performance fees (as described above) if the relevant benchmark index is surpassed, including negative performance. Under certain market conditions, it is possible that the performance fee adjustment (upward or downward) will apply as a result of random moves in the market as opposed to the Touchstone Sands Capital Select Growth Fund's underperformance or outperformance of the market. The performance comparison is made for a rolling 12-month period, consisting of the current month for which performance is available plus the previous 11 months. This comparison is made at the end of each month, with appropriate performance-based adjustments added to (or subtracted from) the base advisory fee. Because any adjustment to the Fund's base advisory fee is based upon the Fund's performance compared to the investment record of the Russell 1000 Growth Index, a performance adjustment will be made not when the Fund's performance is up or down, but when it is up or down more or less than the performance of the Russell 1000 Growth Index. For purposes of this performance adjustment mechanism, the investment performance of the Fund for any period is expressed as a percentage of the Fund's net asset value per share at the beginning of the period. This percentage is equal to the sum of: (i) the change in the Fund's net asset value per share during the period; (ii) the value of the Fund's cash distributions per share; and (iii) the per share amount of capital gains taxes paid or accrued during the period by the Fund for undistributed realized long-term capital gains. The investment record for the Russell 1000 Growth Index is expressed as a percentage of the starting level of the Index at the beginning of the period, as modified by the change in the level of the Index during the period and by the value computed consistently with the Index, of cash distributions having an ex-dividend date occurring within the period made by issuers whose securities are included in the Index.

The Funds' SAI contains additional information about performance-based adjustments.

CONTRACTUAL FEE WAIVER AGREEMENT


Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to limit certain Funds' "Net Expenses" (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of Touchstone's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940) or "Other Expenses." The contractual limits set forth below for "Net Expenses" have been adjusted to include the effect of "Shareholder Services Fees." However, for purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on each Fund's average net assets during such month. These fee waivers and expense reimbursements will remain in effect until at least January 31, 2010.

                                                           CONTRACTUAL LIMIT ON
FUND                                                          "NET EXPENSES"
--------------------------------------------------------------------------------
Touchstone Diversified Small Cap Value Fund                        1.45%
Touchstone Mid Cap Fund                                            1.15%
Touchstone Small Cap Value Opportunities Fund                      1.50%
Touchstone Ultra Short Duration Fixed Income Fund                  0.69%
Touchstone Value Opportunities Fund                                1.19%
--------------------------------------------------------------------------------


                                                                  CONTRACTUAL
                                                                   LIMIT ON
                    FUND                                        "OTHER EXPENSES"
--------------------------------------------------------------------------------
Touchstone Sands Capital Select Growth Fund                          0.25%
--------------------------------------------------------------------------------

SUB-ADVISORS


FEDERATED CLOVER INVESTMENT ADVISORS, a division of Federated Global Investment Management Corp. ("Federated Clover"), an SEC-registered advisor located at 400 Meridian Centre, Ste 200, Rochester, NY 14618, serves as sub-advisor to the Touchstone Diversified Small Cap Value and the Touchstone Value Opportunities Funds (the "Touchstone Federated Clover Funds"). On December 1, 2008, Federated Investors, Inc. acquired Clover Capital Management, Inc. and changed the name to Federated Clover Investment Advisors. The sub-advisory fees remained the same after Federated acquired Clover Capital Management, Inc. From May 1, 2001 to May 7, 2004, Clover Capital Management Inc. served as the Sub-Advisor to the Turner Small Cap Value and Core Value Funds. Prior to May 1, 2001, Clover Capital Management, Inc. served as these Funds' investment advisor. As sub-advisor, Federated Clover makes investment decisions for the Touchstone Federated Clover Funds and also ensures compliance with the Touchstone Federated Clover Funds' investment policies and guidelines. As of December 31, 2008, Federated Investors, Inc. had approximately $407.3 billion in assets under management.

Fort Washington Investment Advisors, Inc. ("Fort Washington"), an SEC-registered advisor located at 303 Broadway, Suite 1200, Cincinnati, Ohio 45202, serves as Sub-Advisor to the Touchstone Ultra Short Duration Fixed Income Fund. As Sub-Advisor, Fort Washington makes investment decisions for the Fund and also ensures compliance with the Touchstone Funds' investment policies and guidelines. As of December 31, 2008, Fort Washington had approximately $25 billion in assets under management.

Turner Investment Partners, Inc. ("TIP"), an SEC-registered advisor located at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, serves as Sub-Advisor to the Touchstone Mid Cap Fund and the Touchstone Small Cap Value Opportunities Fund (the "Touchstone TIP Funds"). Prior to May 7, 2004, Turner Investment Management, LLC, a majority-owned subsidiary of TIP, served as investment advisor to the Turner Small Cap Value Opportunities Fund. As sub-advisor, TIP makes investment decisions for the Touchstone TIP Funds and also ensures compliance with the Funds' investment policies and guidelines. As of December 31, 2008, TIP had approximately $15.4 billion in assets under management.

Sands Capital Management, LLC ("Sands Capital Management") located at 1101 Wilson Boulevard, Suite 2300, Arlington, VA 22209, serves as Sub-Advisor to the Touchstone Sands Capital Select Growth Fund. As Sub-Advisor, Sands Capital Management makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2008, Sands Capital Management had approximately $8.4 billion in assets under management.


RELATED PERFORMANCE INFORMATION FOR SANDS CAPITAL MANAGEMENT

Sands Capital Management has substantial experience in managing investment companies and other accounts that focus on growth companies. The table below is designed to show you how a composite of similar growth equity accounts managed by Sands Capital Management performed over various periods in the past. The accounts comprising the Sands Institutional Equity Composite (the "Sands Composite") have investment objectives, policies and principal investment strategies that are substantially similar to those of the Sands Capital Select Growth Fund. All of Sands Capital Management's substantially similar accounts that have similar investment objectives, policies and strategies as the Sands Capital Select Growth Fund are included in this presentation. The performance information is calculated in accordance with CFA Institute (formerly, AIMR) standards.


The table below shows the returns for the Sands Composite compared with the Russell 1000 Growth Index for the periods ending December 31, 2008. The returns of the Sands Composite reflect deductions of account fees and expenses (including advisory fees), and assume all dividends and distributions have been reinvested. The returns of the Russell 1000 Growth Index assume all dividends and distributions have been reinvested.


This information is designed to demonstrate the historical track record of Sands Capital Management. It does not indicate how the Sands Capital Select Growth Fund has performed or will perform in the future. Performance will vary based on many factors, including market conditions, the composition of the Sands Capital Select Growth Fund's holdings and its expenses.

The Sands Composite includes accounts managed by Sands Capital Management that pay lower expenses than those paid by shareholders of the Sands Capital Select Growth Fund. Higher expenses reduce returns to investors. Accounts contained in the composite also may not be subject to the diversification rules, tax restrictions and investment limits under the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. If the accounts contained in the composite were subject to the items listed above, then the performance would have been lower than what is stated. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Sands Capital Management.


AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2008

                                                     SANDS         RUSSELL 1000
                                                   COMPOSITE       GROWTH INDEX
--------------------------------------------------------------------------------
1 Year                                              -48.69%           -38.44%
3 Years                                             -16.79%            -9.13%
5 Years                                              -5.15%            -3.43%
10 Years                                             -2.55%            -4.28%
--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS - 1992 TO 2008 AS OF DECEMBER 31, 2008

                                                      SANDS         RUSSELL 1000
                                                    COMPOSITE       GROWTH INDEX
--------------------------------------------------------------------------------
2008                                                 -48.69%           -38.44%
2007                                                  19.15%            11.81%
2006                                                  -5.68%             9.07%
2005                                                  10.53%             5.26%
2004                                                  20.53%             6.30%
2003                                                  36.26%            29.75%
2002                                                 -27.24%           -27.88%
2001                                                 -15.79%           -20.42%
2000                                                 -18.38%           -22.42%
1999                                                  47.57%            33.16%
1998                                                  54.11%            38.71%
1997                                                  30.22%            30.49%
1996                                                  38.12%            23.12%
1995                                                  42.31%            37.19%
1994                                                   3.21%             2.66%
1993                                                  -0.35%             2.90%
1992                                                   5.76%             5.00%
--------------------------------------------------------------------------------

A discussion of the basis for the Board of Trustees' approval of the Funds' advisory and sub-advisory agreements can be found in the Trust's March 31, 2009 Semiannual Report.


PORTFOLIO MANAGERS


The Touchstone Diversified Small Cap Value Fund is managed by Lawrence Creatura and Stephen Gutch. The Touchstone Mid Cap Fund is managed by Thomas DiBella, Steven Gold and Joseph Krocheski. The Touchstone Sands Capital Select Growth Fund is managed by David E. Levanson and Frank Sands, Jr. The Touchstone Small Cap Value Opportunities Fund is managed by Thomas DiBella, Steven Gold, David J. Brenia and Robert S. Clark. The Touchstone Ultra Short Duration Fixed Income Fund is managed by Scott D. Weston and Brent A. Miller. The Touchstone Value Opportunities Fund is managed by Michael Jones, Mathew Kaufler and Paul Spindler. The background of each portfolio manager is set forth below. Additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Funds may be found in the SAI.

Federated Clover Investment Advisors

Lawrence R. Creatura, CFA, Vice President and Portfolio Manager, joined Federated Clover in 1994. He has investment experience dating back to 1994.

Stephen K. Gutch, CFA, Vice President and Senior Portfolio Manager, joined Federated Clover in 2003. Previously he was an analyst for Continental Advisors, LLC (July 2002 to August 2003) and portfolio manager with Fulcrum Investment Group, LLC (1997 to June 2002). He has investment experience dating back to 1995.

Michael E. Jones, CFA, co-founded Clover Capital Management, Inc., Federated Clover's predecessor company, in 1984, and is Senior Vice President and Senior Portfolio Manager of Federated Clover. He has investment experience dating back to 1979.

Matthew P. Kaufler, CFA, Vice President and Portfolio Manager, joined Federated Clover in 1991. He has investment experience dating back to 1986.

Paul W. Spindler, CFA, Vice President and Portfolio Manager,, joined Federated Clover in 1988. He has investment experience dating back to 1988.


SANDS CAPITAL MANAGEMENT, LLC


David E. Levanson, CFA, Senior Research Analyst, Senior Portfolio Manager and Director of U.S. Mutual Funds, rejoined Sands Capital in June 2002. Previously he was a Research Analyst with MFS Investment Management from 1999 to 2002. He previously had been a Research Analyst with Sands Capital from 1992 to 1994. He has investment experience dating back to 1990.

Frank M. Sands, Jr., CFA, Chief Investment Officer and Chief Executive Officer, joined Sands Capital Management in June 2000. He has investment experience dating back to 1994.


TURNER INVESTMENT PARTNERS, INC.


Thomas J. DiBella, CFA, CPA, Senior Portfolio Manager/Security Analyst, joined TIP in March 2002 as a founding member of Turner Investment Management, LLC, a subsidiary of TIP. From July 1991 until March 2002, he was Vice President and Portfolio Manager with Aeltus Investment Management. Mr. DiBella has investment experience dating back to 1983.

Steven L. Gold, CFA, Senior Portfolio Manager/Security Analyst, joined Turner Investment Management LLC, a subsidiary of TIP, in 2004. Previously he was employed with Standish Mellon Equity and Aetna Life & Casualty. Mr. Gold has investment experience dating back to 1985.

Joseph Krocheski, CFA, Security Analyst/Portfolio Manager, joined TIP in 2007. Prior to joining TIP, he was employed with ING Investment Management, Aeltus Investment Management and ALIAC Investment Management. He has investment experience dating back to 1993.

David J. Brenia, Security Analyst/Portfolio Manager, joined TIP in 2003. Prior to joining TIP, Mr. Brenia was employed with the University of Tulsa and the United States Navy. He has investment experience dating back to 2003.

Robert S. Clark, Security Analyst/Portfolio Manager, joined TIP in 2005. Prior to joining TIP, Mr. Clark was employed with People's Bank. He has investment experience dating back to 1998.

FORT WASHINGTON INVESTMENT ADVISORS, INC.

Scott D. Weston, Vice President and Senior Portfolio Manager, joined Fort Washington in September 1999. He is also Fort Washington's lead sector specialist in mortgage-backed and asset-backed securities. Mr. Weston is a graduate of the University of Utah with a BS in Finance and the University of Cincinnati with an MBA in Finance. He has investment experience dating back to 1992.

Brent A. Miller, CFA, Portfolio Manager, joined Fort Washington in June 2001. Mr. Miller graduated Magna Cum Laude from the University of Evansville with a BS in Mathematics. He has investment experience dating back to 1999.

SHARE CLASS OFFERINGS. Each Fund currently offers the classes of shares listed below. The Funds' Class A, Class C, Class Y and Institutional shares are offered in separate prospectuses. For information about the Class A shares, the Class C shares, the Class Y shares and the Institutional shares or to obtain a copy of the prospectus, call Touchstone Securities, Inc. ("Touchstone") at
1.800.543.0407 or call your financial advisor.

                                                CLASS A           CLASS C        CLASS Y       CLASS Z         INSTITUTIONAL
--------------------------------------------------------------------------------------------------------------------------------
Diversified Small Cap Value Fund                   X                 X                            X
Mid Cap Fund                                       X                 X                            X                   X
Sands Capital Select Growth Fund                                                    X             X
Small Cap Value Opportunities Fund                                                                X
Ultra Short Duration Fixed Income Fund                                                            X
Value Opportunities Fund                           X                 X                            X
--------------------------------------------------------------------------------------------------------------------------------


Shareholder Servicing Plan


The Trust has adopted a shareholder services plan with respect to the Class Z shares of the Diversified Small Cap Value Fund, the Mid Cap Fund, the Sands Capital Select Growth Fund, the Small Cap Value Opportunities Fund, the Ultra Short Duration Fixed Income Fund and the Value Opportunities Fund, providing that the Trust may obtain the services of Touchstone Advisors and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this plan, the Trust (or the Trust's agents) may enter into agreements pursuant to which the shareholder servicing agent performs certain shareholder services not otherwise provided by the Transfer Agent. For these services, the Trust pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets attributable to the Class Z shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

The Trust may use payments under this aspect of the Plan to provide or enter into agreements with organizations ("Service Providers") who will provide one or more of the following shareholder services: (i) establishing and maintaining customer accounts and records; (ii) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the Distributor; (iii) automatically investing customer account cash balances; (iv) providing periodic statements to their customers; (v) arranging for bank wires; (vi) answering routine customer inquiries concerning their investments in the shares offered in connection with this Plan and related distribution agreement; (vii) assisting customers in changing dividend options, account designations and addresses; (viii) performing sub-accounting functions;
(ix) processing dividend payments from the Fund on behalf of customers; (x) forwarding certain shareholder communications from the Fund (such as proxies, shareholder reports and dividend, distribution and tax notices) to customers; and (xi) providing such other similar services as may be reasonably requested to the extent they are permitted to do so under applicable statutes, rules and regulations.

Dealer Compensation


Touchstone, the Trust's principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds. Touchstone reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer's sales. Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs. Touchstone Advisors, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. Touchstone Advisors may also reimburse Touchstone for making these payments.


Choosing the Appropriate Investments to Match Your Goals. Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

PURCHASING YOUR SHARES

Class Z shares are sold at Net Asset Value ("NAV"), without an initial sales charge and may be subject to a shareholder service fee.

Class Z shares are available through a financial intermediary or financial institutions such as retirement plans, fee based platforms, and brokerage accounts (who may impose transaction charges in addition to those described in this prospectus). Class Z shares are not available directly from Touchstone and may not be available through certain financial intermediaries who do not have appropriate agreements in place with Touchstone.


Please read this Prospectus carefully and then determine how much you want to invest. Share classes outlined in this prospectus may be available through your financial advisor; in addition A and C share classes may be purchased directly from Touchstone. You can obtain an investment application from Touchstone, your financial advisor, or by visiting our website at touchstoneinvestments.com. For more information about how to purchase shares, call Touchstone at 1.800.543.0407.

INVESTOR ALERT: Touchstone reserves the right to restrict or reject any purchase request , including exchanges from other Touchstone Funds, that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See "Market Timing Policy" in this Prospectus.)


MINIMUM INVESTMENT REQUIREMENTS

                                                       INITIAL       ADDITIONAL
                                                     INVESTMENT      INVESTMENT
--------------------------------------------------------------------------------
Regular Account                                        $   2,500     $     50
Retirement Account or Custodial Account under
the Uniform Gifts/Transfers to Minors Act ("UGTMA")    $   1,000     $     50
Investments through the Automatic Investment Plan      $     100     $     50
--------------------------------------------------------------------------------

INVESTOR ALERT: Touchstone may change these initial and additional investment minimums at any time.

OPENING AN ACCOUNT

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING AN ACCOUNT

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time ("ET")) on the day that your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

INVESTING IN THE FUNDS

BY MAIL OR THROUGH YOUR FINANCIAL ADVISOR

o Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds. We do not accept third party checks for initial investments.

o Send your check with the completed investment application by regular mail to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202-4203.

o Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

o     You may also open an account through your financial advisor.

BY EXCHANGE

o Class Z shares may be exchanged into any other existing Touchstone Class Z Fund at NAV or any Touchstone Class A Fund at NAV. Class Z shares may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund - Institutional Class.

o     You do not have to pay an exchange fee for your exchange.

o You should carefully review the disclosure provided in the Prospectus relating to the exchanged-for Fund before making an exchange of your Fund shares.

THROUGH RETIREMENT PLANS

You may invest in the Funds through various retirement plans. These include individual retirement plans and employer sponsored retirement plans.

INDIVIDUAL RETIREMENT PLANS

o     Traditional Individual Retirement Accounts ("IRAs")

o     Savings Incentive Match Plan for Employees ("SIMPLE IRAs")

o     Spousal IRAs

o     Roth Individual Retirement Accounts ("Roth IRAs")

o     Coverdell Education Savings Accounts ("Education IRAs")

o     Simplified Employee Pension Plans ("SEP IRAs")

EMPLOYER SPONSORED RETIREMENT PLANS

o     Defined benefit plans

o Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)

o     457 plans


SPECIAL TAX CONSIDERATION


To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone at 1.800.543.0407 or contact your financial advisor.

THROUGH A PROCESSING ORGANIZATION


You may also purchase shares of the Funds through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Touchstone Funds have authorized certain processing organizations ("Authorized Processing Organizations") to receive purchase and sales orders on their behalf. Before investing in the Funds through a processing organization, you should read any materials provided by the processing organization together with this Prospectus. You should also ask the processing organization if they are authorized by Touchstone to receive purchase and sales orders on their behalf. If the processing organization is not authorized, then your purchase order could be rejected which could subject your investment to market risk. When shares are purchased with an Authorized Processing Organization, the Authorized Processing Organization may:

      o     Charge a fee for its services

      o     Act as the shareholder of record of the shares

      o     Set different minimum initial and additional investment requirements

      o     Impose other charges and restrictions

      o Designate intermediaries to accept purchase and sales orders on the Funds' behalf


Touchstone considers a purchase or sales order as received when an Authorized Processing Organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV or offering price (which is NAV plus any applicable sales charge), if applicable, next computed after such order is received in proper form by an Authorized Processing Organization, or its authorized designee.

Shares held through an Authorized Processing Organization may be transferred into your name following procedures established by your Authorized Processing Organization and Touchstone. Certain Authorized Processing Organization may receive compensation from the Funds, Touchstone, Touchstone Advisors or their affiliates.

It is the responsibility of the Authorized Processing Organization to transmit properly completed orders so that they will be received by Touchstone in a timely manner.


PRICING OF PURCHASES

We price direct purchases in the Funds based upon the next determined public offering price (NAV plus any applicable sales charge) after your order is received. Direct purchase orders received by Touchstone, or an Authorized Processing Organization, by the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. ET, are processed at that day's public offering price. Direct purchase orders received by Touchstone, or an Authorized Processing Organization, after the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at the public offering price next determined on the following business day. It is the responsibility of Touchstone's Authorized Processing Organization to transmit orders that will be received by Touchstone in proper form and in a timely manner.

ADDING TO YOUR ACCOUNT

BY CHECK

o Complete the investment form provided at the bottom of a recent account statement.

o Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.

o     Write your account number on the check.

o Either: (1) Mail the check with the investment form to Touchstone; or (2) Mail the check directly to your financial advisor at the address printed on your account statement. Your financial advisor is responsible for forwarding payment promptly to Touchstone.

o If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

BY WIRE

o     Contact Touchstone or your financial advisor for further instructions.

o Contact your bank and ask it to wire federal funds to Touchstone. Specify your name and account number when remitting the funds.

o     Your bank may charge a fee for handling wire transfers.

o Purchases in the Funds will be processed at that day's NAV (or public offering price, if applicable) if Touchstone receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

BY EXCHANGE

o You may add to your account by exchanging shares from an unaffiliated mutual fund or from another Touchstone Fund.

o For information about how to exchange shares among the Touchstone Funds, see "Opening an Account - By exchange" in this Prospectus.

PURCHASES WITH SECURITIES

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund's investment goal and is otherwise acceptable to Touchstone Advisors.

AUTOMATIC INVESTMENT OPTIONS

The various ways that you can automatically invest in the Funds are outlined below. Touchstone does not charge any fees for these services. For further details about these services, call Touchstone at 1.800.543.0407.

AUTOMATIC INVESTMENT PLAN. You can pre-authorize monthly investments in a Fund of $50 or more to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the investment application to do this. Amounts that are automatically invested in a Fund will not be available for redemption until three business days after the automatic reinvestment.

REINVESTMENT/CROSS REINVESTMENT. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Touchstone Fund within the same class of shares without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application. You may also choose to have your dividends or capital gains paid to you in cash. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

DIRECT DEPOSIT PURCHASE PLAN. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in our Funds.

DOLLAR COST AVERAGING. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis. You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other. The applicable sales charge, if any, will be assessed.

SELLING YOUR SHARES

You may sell some or all of your shares on any day that the Fund calculates its NAV. If your request is received by Touchstone, or an Authorized Processing Organization, in proper form by the close of regular trading on the NYSE (usually 4:00 p.m. ET), you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.

BY TELEPHONE

o You can sell or exchange your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application. You may only sell shares over the telephone if the amount is less than $100,000.

o     To sell your Fund shares by telephone, call Touchstone at 1.800.543.0407.

o Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone.

o If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.

o Interruptions in telephone service could prevent you from selling your shares by telephone when you want to. When you have difficulty making telephone sales, you should mail to Touchstone (or send by overnight delivery), a written request for the sale of your shares.

o In order to protect your investment assets, Touchstone will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone will not be liable, in those cases. Touchstone has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

      o     Requiring personal identification

      o Making checks payable only to the owner(s) of the account shown on Touchstone's records

      o Mailing checks only to the account address shown on Touchstone's records

      o Directing wires only to the bank account shown on Touchstone's records

      o Providing written confirmation for transactions requested by telephone

      o     Digitally recording instructions received by telephone

BY MAIL

o     Write to Touchstone.

o     Indicate the number of shares or dollar amount to be sold.

o     Include your name and account number.

o Sign your request exactly as your name appears on your investment application.

o You may be required to have your signature guaranteed (See "Signature Guarantees" in this Prospectus for more information).

BY WIRE

o     Complete the appropriate information on the investment application.

o You may be charged a fee by the Fund or Fund's Authorized Processing Organization for wiring redemption proceeds. You may also be charged a fee by your bank.

o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

o Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction. Contact Touchstone for more information.

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

o You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

o     Withdrawals can be made monthly, quarterly, semiannually or annually.

o     There is no fee for this service.

o     There is no minimum account balance required for retirement plans.

SPECIAL TAX CONSIDERATION


Systematic withdrawals may result in the sale of your shares at a loss or may result in taxable investment gains.


THROUGH YOUR FINANCIAL ADVISOR OR AUTHORIZED PROCESSING ORGANIZATION

o You may also sell shares by contacting your financial advisor or Authorized Processing Organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial advisor or, if applicable, the Authorized Processing Organization.

o Your financial advisor or Authorized Processing Organization is responsible for making sure that sale requests are transmitted to Touchstone in proper form and in a timely manner.

SPECIAL TAX CONSIDERATION


Selling your shares may cause you to incur a taxable gain or loss.

INVESTOR ALERT: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone's records.

SIGNATURE GUARANTEES

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Some circumstances that may require an original Medallion Signature Guarantee include:

o     Proceeds from the sale of shares of $100,000 or more

o Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

o     Proceeds are being sent to an address other than the address of record

o Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual's account

o Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

o Proceeds or shares are being sent/transferred between accounts with different account registrations

MARKET TIMING POLICY

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Funds by shareholders. The Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder's accounts. While a Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Funds cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or
(ii) made more than 2 "round-trip" exchanges within a rolling 90 day period. A "round-trip" exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder's exchange privileges and subsequent exchange requests during the suspension will not be processed. The Funds may also restrict or refuse to process purchases by the shareholder. These policies and procedures generally do not apply to purchases and redemptions of Money Market Funds (except in the case of an exchange request into a Touchstone non-money market fund), exchanges between Money Market Funds and systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds' market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and
(3) enforce the Funds' market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.

HOUSEHOLDING POLICY

The Funds will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as "householding," reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Funds through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

RECEIVING SALE PROCEEDS


Touchstone will forward the proceeds of your sale to you (or to your financial advisor or Authorized Processing Organization) within 7 days (normally within 3 business days) after receipt of a proper request.

PROCEEDS SENT TO FINANCIAL ADVISORS OR AUTHORIZED PROCESSING ORGANIZATIONS. Proceeds that are sent to your financial advisor or Authorized Processing Organization will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial advisor or Authorized Processing Organization may benefit from the use of your money.


FUND SHARES PURCHASED BY CHECK. We may delay mailing your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.

LOW ACCOUNT BALANCES. If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you. This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act ("UGTMA"). Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

DELAY OF PAYMENT. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

o     When the NYSE is closed on days other than customary weekends and holidays

o     When trading on the NYSE is restricted

o When an emergency situation causes a Sub-Advisor to not be reasonably able to dispose of certain securities or to fairly determine the value of a Fund's net assets

o     During any other time when the SEC, by order, permits


REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it appropriate, a Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value. Shareholders may incur transaction and brokerage costs when they sell these portfolio securities.


PRICING OF FUND SHARES

Each Fund's share price (also called "NAV") and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open. Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone or an Authorized Processing Organization.

The Funds' equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). The Funds may use pricing services to determine market value for investments. Some specific pricing strategies follow:

o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost.

o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

Although investing in foreign securities is not a principal investment strategy of the Funds, any foreign securities held by a Fund will be priced as follows:

o All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the security may be priced based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

o Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when a Fund does not price its shares, a Fund's NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by a Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. Any debt securities held by a Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities. The Funds may use fair value pricing under the following circumstances, among others:

o If the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded.

o If a security, such as a small cap or micro cap security, is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

o If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation.

The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available. With respect to any portion of a Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

SPECIAL TAX CONSIDERATION

You should consult your tax advisor to address your own tax situation and the impact an investment in a Fund will have on your own tax situation.

Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Ultra Short Duration Fixed Income Fund declares investment income, if any, daily and distributes it monthly as a dividend to shareholders. The Value Opportunities Fund, Diversified Small Cap Value Fund and the Sands Capital Select Growth Funds distribute their income, if any, quarterly as a dividend to shareholders. The Mid Cap Fund and the Small Cap Value Opportunities Funds distribute their income, if any, annually as a dividend to shareholders.

The Funds make distributions of capital gains, if any, at least annually. If you own shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive income dividends and distributions of capital gains in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing or by phone prior to the date of distribution. Your election will be effective for dividends and distributions paid after we receive your notice. To cancel your election, simply send written notice to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202-4203, or call Touchstone at 1.800.543.0407.


TAX INFORMATION


DISTRIBUTIONS. The Funds will make distributions that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund has held its assets) The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest such dividends in additional shares of the Fund or choose to receive cash.

ORDINARY INCOME. Net investment income (except for qualified dividends) and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to noncorporate shareholders in taxable years beginning before January 11, 2011 and designated by a Fund as "qualified dividend income" are eligible for the 15% long-term capital gain rate.

NET CAPITAL GAINS. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15%.

SALE OR EXCHANGE OF SHARES. It is a taxable event for you if you sell or exchange shares of a Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction.


BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by the Funds during the prior taxable year.


This section is only a summary of some important income tax considerations that may affect your investment in the Funds. More information regarding these considerations is included in our SAI. You are urged to consult your tax advisor regarding the effects of an investment in the Funds on your tax situation.

The tables that follow present performance information about Class Z shares of the Funds, including the time period during which certain of the Funds were part of the Turner Funds and Pitcairn Funds. The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years, or if shorter, the period of each Fund's operation. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The financial highlights for each Fund for the years ended September 30, 2008, 2007 and 2006 were audited by Ernst and Young LLP, an independent registered public accounting firm. The financial highlights for all other periods presented were audited by other independent registered public accountants. The report of Ernst and Young LLP, along with each Fund's financial statements and related notes, appears in the 2008 Annual Report for the Funds. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1.800.543.0407. The Annual Report has been incorporated by reference into our SAI.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

DIVERSIFIED SMALL CAP VALUE FUND - CLASS Z
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED SEPTEMBER 30,
                                                   --------------------------------------------------------------------------------
                                                       2008            2007            2006               2005            2004
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year               $     19.55     $     25.10     $     27.63        $     23.76     $     19.23
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)                           0.09           (0.03)          (0.12)             (0.14)          (0.01)
   Net realized and unrealized gains (losses)
     on investments                                      (1.67)           2.27            2.12               4.01            4.57
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                         (1.58)           2.24            2.00               3.87            4.56
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                  (0.09)             --              --                 --           (0.03)
   Distributions from net realized gains                 (5.26)          (7.79)          (4.53)                --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                      (5.35)          (7.79)          (4.53)                --           (0.03)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                     $     12.62     $     19.55     $     25.10        $     27.63     $     23.76
===================================================================================================================================
Total return                                             (8.89%)          9.12%           8.47%             16.29%          23.72%
===================================================================================================================================
Net assets at end of year (000's)                  $   122,725     $   177,996     $   259,279        $   450,011     $   540,278
===================================================================================================================================
Ratio of net expenses to average net assets               1.45%           1.43%           1.32%(A)           1.23%           1.22%
Ratio of gross expenses to average net assets             1.45%           1.43%           1.32%              1.23%           1.22%
Ratio of net investment income (loss) to average
   net assets                                             0.63%          (0.08%)         (0.37%)            (0.48%)         (0.09%)
Portfolio turnover rate                                     67%             79%             98%                78%             61%

(A) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.31%.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

MID CAP FUND - CLASS Z
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                      YEAR ENDED               PERIOD
                                                                     SEPTEMBER 30,             ENDED
                                                               ------------------------    SEPTEMBER 30,
                                                                  2008          2007          2006 (A)
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                         $   17.85     $   15.26     $       16.73
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)                                    (0.08)         0.09              0.01
   Net realized and unrealized gains (losses) on investments       (4.55)         2.62             (1.48)
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                   (4.63)         2.71             (1.47)
----------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                               --         (0.12)               --
   Distributions from net realized gains                           (0.17)           --                --
----------------------------------------------------------------------------------------------------------------
Total distributions                                                (0.17)        (0.12)               --
----------------------------------------------------------------------------------------------------------------
Net asset value at end of period                               $   13.05     $   17.85     $       15.26
================================================================================================================
Total return                                                      (26.18%)       17.84%            (8.79%)(B)
================================================================================================================
Net assets at end of period (000's)                            $   3,267     $  15,203     $         350
================================================================================================================
Ratio of net expenses to average net assets                         1.15%         1.14%             1.16%(C)(D)
Ratio of gross expenses to average net assets                       1.48%         1.25%             1.82%(C)
Ratio of net investment income (loss) to average net assets        (0.27%)       (0.12%)            0.63%(C)
Portfolio turnover rate                                              157%          193%              323%

(A) Represents the period from commencement of operations (April 24, 2006) through September 30, 2006.

(B)   Not annualized

(C)   Annualized.

(D) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.15%.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

SANDS CAPITAL SELECT GROWTH FUND - CLASS Z
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                                                                           YEAR
                                                                           YEAR ENDED SEPTEMBER 30,                        ENDED
                                                    ------------------------------------------------------------------- OCTOBER 31,
                                                         2008         2007         2006         2005        2004 (A)       2003
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              $    9.08    $    7.57    $    7.80    $    6.80    $   6.13       $   4.81
====================================================================================================================================
Income (loss) from investment operations:
     Net investment loss                                (0.06)       (0.09)       (0.05)       (0.03)      (0.06)         (0.04) (B)
     Net realized and unrealized gains
     (losses) on investments                            (2.23)        1.60        (0.18)        1.03        0.73           1.36
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                        (2.29)        1.51        (0.23)        1.00        0.67           1.32
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                    $    6.79    $    9.08    $    7.57    $    7.80    $   6.80       $   6.13
====================================================================================================================================
Total return                                           (25.22%)      19.95%       (2.95%)      14.71%      10.93% (C)     27.44%
====================================================================================================================================
Net assets at end of period (000s)                  $ 363,955    $ 380,025    $ 365,390    $ 162,999    $ 70,027       $ 43,878
====================================================================================================================================
Ratio of net expenses to average net assets              1.41%        1.29%        1.35%        1.36%       1.20% (D)      1.17%
Ratio of gross expenses to average net assets            1.43%        1.35%        1.48%        1.44%       1.35% (D)      1.45%
Ratio of net investment loss to average net assets      (0.85%)      (0.92%)      (0.99%)      (0.84%)     (0.95%)(D)     (0.81%)
Portfolio turnover rate                                    39%          24%          24%          24%         11% (D)        28%

(A) For the eleven-month period ended September 30, 2004. The Fund changed its fiscal year end from October 31 to September 30.

(B)   Based on average shares outstanding.

(C)   Not annualized.

(D)   Annualized.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

SMALL CAP VALUE OPPORTUNITIES FUND - CLASS Z
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED SEPTEMBER 30,
                                                               ---------------------------------------------------------
                                                                  2008          2007       2006         2005      2004
------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           $  20.48      $  18.94   $  18.35      $ 16.21   $ 12.72
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income (loss)                                 (0.00) (A)    (0.02)     (0.08)        0.02     (0.04)
     Net realized and unrealized gains (losses) on investments    (3.22)         2.05       0.96         3.76      3.75
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  (3.22)         2.03       0.88         3.78      3.71
------------------------------------------------------------------------------------------------------------------------
Less distributions:
     Dividends from net investment income                         (0.02)           --      (0.02)          --        --
     Distributions from net realized gains                        (1.79)        (0.49)     (0.27)       (1.64)    (0.22)
------------------------------------------------------------------------------------------------------------------------
Total distributions                                               (1.81)        (0.49)     (0.29)       (1.64)    (0.22)
------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                 $  15.45      $  20.48   $  18.94      $ 18.35   $ 16.21
========================================================================================================================
Total return                                                     (16.81%)       10.77%      4.84%       24.32%    29.36%
========================================================================================================================
Net assets at end of year (000s)                               $132,113      $204,027   $249,431      $74,235   $14,533
========================================================================================================================
Ratio of net expenses to average net assets                        1.50%         1.58%      1.63% (B)    1.46%     1.45%
Ratio of gross expenses to average net assets                      1.74%         1.71%      1.65%        2.04%     1.82%
Ratio of net investment income (loss) to average net assets       (0.03%)       (0.01%)    (0.43%)       0.29%    (0.23%)
Portfolio turnover rate                                             222%          127%        99%         193%      272%

(A)   Amount rounds to less than $0.01 per share.

(B) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.62%.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

ULTRA SHORT DURATION FIXED INCOME FUND - CLASS Z
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                                                                      YEAR ENDED SEPTEMBER 30,
                                                               ---------------------------------------------------------------------
                                                                     2008          2007          2006          2005          2004
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           $     10.08   $     10.06   $     10.08   $     10.12   $     10.17
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income                                            0.47          0.53          0.44          0.30          0.21
     Net realized and unrealized gains (losses) on investments       (0.34)         0.01         (0.02)        (0.03)        (0.05)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      0.13          0.54          0.42          0.27          0.16
------------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                                 (0.47)        (0.52)        (0.44)        (0.31)        (0.21)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                 $      9.74   $     10.08   $     10.06   $     10.08   $     10.12
====================================================================================================================================
Total return                                                          1.26%         5.48%         4.28%         2.67%         1.63%
====================================================================================================================================
Net assets at end of year (000s)                               $   143,837   $   146,045   $   173,716   $   305,222   $   391,934
====================================================================================================================================
Ratio of net expenses to average net assets                           0.69%         0.69%         0.69%         0.59%         0.46%
Ratio of gross expenses to average net assets                         0.82%         0.75%         0.69%         0.62%         0.58%
Ratio of net investment income to average net assets                  4.72%         5.25%         4.30%         2.93%         2.08%
Portfolio turnover rate                                                 56%           26%           38%           68%           44%

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

VALUE OPPORTUNITIES FUND - CLASS Z
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                                                                        YEAR ENDED SEPTEMBER 30,
                                                               ---------------------------------------------------------------------
                                                                     2008           2007           2006           2005       2004
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           $     17.83   $     18.89   $     19.00     $     16.51   $    14.18
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income                                            0.18          0.18          0.10            0.04         0.06
     Net realized and unrealized gains (losses) on investments       (2.95)         2.52          1.38            3.90         2.84
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     (2.77)         2.70          1.48            3.94         2.90
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
     Dividends from net investment income                            (0.18)        (0.18)        (0.10)          (0.04)       (0.06)
     Distributions from net realized gains                           (1.43)        (3.58)        (1.49)          (1.41)       (0.51)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (1.61)        (3.76)        (1.59)          (1.45)       (0.57)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                 $     13.45   $     17.83   $     18.89     $     19.00   $    16.51
====================================================================================================================================
Total return                                                        (16.92%)       15.83%         8.35%          24.83%       20.75%
====================================================================================================================================
Net assets at end of year (000s)                               $   168,760   $   106,912   $   100,038     $   171,251   $   59,714
====================================================================================================================================
Ratio of net expenses to average net assets                           1.14%         1.12%         1.19%(A)        1.13%        1.08%
Ratio of gross expenses to average net assets                         1.14%         1.17%         1.19%           1.13%        1.08%
Ratio of net investment income to average net assets                  1.25%         1.03%         0.49%           0.24%        0.39%
Portfolio turnover rate                                                 96%           62%           80%             75%          55%

(A) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.18%.

TOUCHSTONE INVESTMENTS*

DISTRIBUTOR

Touchstone Securities, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH  45202-4203
1.800.638.8194
www.touchstoneinvestments.com

INVESTMENT ADVISOR
Touchstone Advisors, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203

TRANSFER AGENT
JPMorgan Chase Bank, N.A.
303 Broadway, Suite 900
Cincinnati, OH 45202-4203

SHAREHOLDER SERVICES
1.800.543.0407


* A Member of Western & Southern Financial Group


The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group:
Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds, and Touchstone Select.

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed information about the Funds and is legally a part of this Prospectus.

ANNUAL/SEMIANNUAL REPORTS ("FINANCIAL REPORTS"): The Funds' Financial Reports provide additional information about the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Funds by contacting your financial advisor, or the Funds at:

Touchstone Investments
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1.800.543.0407

The SAI and Financial Reports are also available on the Touchstone Investments website at http://www.touchstoneinvestments.com.


Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. You can receive information about the operation of the public reference room by calling the SEC at 1.202.942.8090.


Reports and other information about the Funds are available on the EDGAR database of the SEC's internet site at http://www.sec.gov. For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act file no. 811-08104

                                                               February 1, 2009


PROSPECTUS


TOUCHSTONE FUNDS GROUP TRUST - CLASS Y SHARES


Touchstone International Growth Fund

Touchstone Premium Yield Equity Fund

Touchstone Sands Capital Select Growth Fund



The Securities and Exchange Commission has not approved the Funds' shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

PROSPECTUS                                                     FEBRUARY 1, 2009


TOUCHSTONE INVESTMENTS

CLASS Y SHARES


Touchstone International Growth Fund


Touchstone Premium Yield Equity Fund

Touchstone Sands Capital Select Growth Fund


Each fund is a series of Touchstone Funds Group Trust (the "Trust"), a group of bond and equity mutual funds. The Trust is part of the Touchstone(R) Funds that also includes Touchstone Investment Trust, a group of taxable bond and money market mutual funds, Touchstone Strategic Trust, a group of equity mutual funds, Touchstone Tax-Free Trust, a group of tax-free bond and money market mutual funds, Touchstone Variable Series Trust, a group of variable series funds and Touchstone Institutional Funds Trust (formerly Constellation Institutional Portfolios), a group of institutional equity mutual funds (the "Touchstone Funds"). Each Touchstone Fund has a different investment goal and risk level. For further information about the Touchstone Funds, contact Touchstone Investments at 1.800.543.0407.


The Funds are managed by Touchstone Advisors, Inc. ("Touchstone Advisors" or the "Advisor"). Touchstone Advisors selects a sub-advisor (each a "Sub-Advisor," collectively the "Sub-Advisors") to manage each Fund's investments on a daily basis.

Table of Contents


--------------------------------------------------------------------------------
                                                                           Page
International Growth Fund
Premium Yield Equity Fund
Sands Capital Select Growth Fund
Investment Strategies and Risks
The Funds' Management
Investing with Touchstone
Distributions and Taxes
Financial Highlights
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT GOAL

The Touchstone International Growth Fund seeks long-term capital growth.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone International Growth Fund invests, under normal conditions, at least 80% of its total assets in foreign stocks and American Depositary Receipts ("ADRs") of companies without regard to market capitalization. The Fund may invest in common and/or preferred stocks, securities convertible into common and/or preferred stocks, and warrants to purchase common and/or preferred stocks. This is a non-fundamental policy that the Fund can change upon 60 days' prior notice to shareholders.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of one issuer. The Fund may invest up to 10% of its total assets in the securities of one company and up to 25% of its total assets in the securities of one industry. The Fund's investments may include companies in the technology sector.


The Sub-Advisor, Navellier & Associates, Inc. ("Navellier"), seeks to identify and select inefficiently priced securities with strong appreciation potential by employing a proprietary investment process. The Sub-Advisor's proprietary investment process is primarily a disciplined quantitative, objective, "bottom-up," process and contains the following three steps. In the first step of the investment process, the Sub-Advisor calculates and analyzes a "reward/risk ratio" for each potential investment. The reward/risk ratio is designed to identify stocks with above average potential returns and adjusted for risk. In the second step of the investment process, the Sub-Advisor applies two or more sets of fundamental criteria to identify attractive stocks among those with favorable reward/risk ratios. Examples of these criteria include, but are not limited to, earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria. Stocks with a combination of the applicable criteria are further considered in the third and final step of the investment process. The third step of the investment process addresses the construction of the portfolio. First, countries are analyzed for their reward/risk potential and weighted accordingly. Secondly, stocks are weighted utilizing a disciplined methodology.


Every quarter the Sub-Advisor evaluates the fundamental criteria used in the second step of the investment process. The criteria included in this step and the relative weightings of each fundamental criterion are adjusted as necessary. This allows the Sub-Advisor to monitor which criteria appear to be in favor in the financial markets. If a security does not meet the requirements of each step of the Sub-Advisor's investment process, then the Sub-Advisor will evaluate the security and, if necessary, replace it.


The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.


THE KEY RISKS


The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. The Fund is also subject to the risk that its market segment, foreign equity securities, may underperform other equity market segments or the equity markets as a whole. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock's price when interest rates decline.

The Fund is subject to the risk that small and medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the medium and smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small companies may have more limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium and small cap company stocks may be more volatile than stocks of larger companies.

Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country. There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist. There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

Foreign receipts, which include ADRs, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.


Since the Fund's investments may be concentrated in one industry, they are subject to the risk that the industry in which they are concentrated will underperform the broader market or investments in other industries. Moreover, the Fund is subject to the risk that issuers in the industry in which the Fund's investment are concentrated will be impacted by market conditions, legislative or regulatory changes, or competition specific to that industry. Because the Fund may concentrate its investments in one industry, it may be subject to greater risks than a fund that invests in a broad range of industries.


The Fund is non-diversified, which means that it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

Frequent and active trading may result in greater expenses to the Fund and may generate more taxable short-term gains for shareholders, which may lower the Fund's performance.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of international equity investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE


The bar chart and performance table below give some indication of the risks of investing in the Fund by showing its Class Y performance (before taxes) during each full calendar year of operations. The table compares the Fund's Class Y average annual total returns (before and after taxes) for the period ended December 31, 2008 to those of the MSCI EAFE Index and MSCI EAFE Growth Index. On September 15, 2008, the Fund changed its comparative index from the MSCI EAFE Index to the MSCI EAFE Growth Index because the MSCI EAFE Growth Index more accurately reflects the Fund's portfolio composition. The returns for other classes of shares, offered by the Fund in a separate prospectus, will differ from the Class Y returns because the other classes have different expenses. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.(1)


Touchstone International Growth Fund - Class Y Total Returns*

2001     2002     2003    2004    2005    2006    2007    2008

-19.38%  -11.22%  35.82%  14.29%  14.57%  23.01%  22.77%  -44.96%

                                                                    Best Quarter
                                                         2nd Quarter 2003 21.06%

                                                                   Worst Quarter
                                                        4th Quarter 2008 -24.04%

* The performance information shown above is based on a calendar year. From the Fund's inception on September 5, 2000 until September 27, 2008, the Fund operated as the Navellier International Growth Portfolio, a series of the Navellier Millennium Funds, and was advised by Navellier & Associates, Inc. ("Navellier"). As of the close of business on September 27, 2008, the Navellier International Growth Portfolio was reorganized into the Touchstone International Growth Fund. Navellier remained the sub-advisor after this reorganization. The returns for Class Y shares include performance of the Fund that was achieved prior to the creation of Class Y shares on September 29, 2008, which is the same as the performance of Class A shares offered in a separate prospectus.

Average Annual Total Returns
For the period ended December 31, 2008

                                                                Since Inception
INTERNATIONAL GROWTH FUND - CLASS Y(1)       1 Year    5 Years      (9-5-00)
--------------------------------------------------------------------------------
Return Before Taxes                         -44.96%    1.71%      -3.04%
Return After Taxes on Distributions         -45.06%    1.23%      -3.36%
Return After Taxes on Distributions
  and Sale of Fund Shares(2)                -29.08%    1.55%      -2.50%
MSCI EAFE Growth Index(3)                   -42.46%    1.77%      -2.68%
MSCI EAFE Index(4)                          -43.06%    2.10%      -0.74%
--------------------------------------------------------------------------------

(1) The returns for Class Y shares include performance of the Fund that was achieved prior to the creation of Class Y shares (September 29, 2008), which is the same as the performance for Class A shares through September 29, 2008.

(2) When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes," it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(3) The MSCI EAFE Growth Index is an unmanaged index, designed by Morgan Stanley, of growth-oriented equities in the developed countries of Europe, Australasia, and the Far East. It is considered representative of growth-oriented international stocks of developed countries. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

(4) The MSCI EAFE Index is an unmanaged index, designed by Morgan Stanley, of equities in the developed countries of Europe, Australasia, and the Far East. It is considered representative of the international stocks of developed countries. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.


What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.



THE FUND'S FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD CLASS Y SHARES OF THE FUND.


                  Shareholder Fees
(fees paid directly from your investment)
--------------------------------------------------------------------------------
                                                          None
--------------------------------------------------------------------------------
          Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees(1)                                        0.90%
Distribution and/or Shareholder Services Fees             none
Other Expenses(2)                                         0.60%
Acquired Fund Fees and Expenses(AFFE)(3)                  0.01%
Total Annual Fund Operating Expenses                      1.51%
Less Fee Waiver and/or Expense Reimbursement(4)           0.40%
Net Expenses(5)                                           1.11%
--------------------------------------------------------------------------------

(1) "Management Fees" are based upon the actual operating history for the period ended September 30, 2008, except they have been restated to reflect a decrease in management fees effective September 29, 2008.

(2) "Other Expenses" are based on estimated amounts for the current fiscal year.

(3) Acquired Fund Fees and Expenses are not fees or expenses incurred by the Fund directly but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. Acquired Fund Fees and Expenses will vary with changes in the expenses of the underlying funds (which may include changes in their fee waiver agreements, if any) as well as the degree to which the Fund invests in underlying funds, and may be higher or lower than the amount shown above.

(4) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of Touchstone's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940). This expense limitation will remain in effect until at least January 31, 2010. Touchstone Advisors, Inc. has no ability to recoup amounts waived or reimbursed. Pursuant to this agreement, "Net Expenses" for Class Y shares will not exceed 1.10%. However, for purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors, Inc.'s waiver obligations.

(5) "Net Expenses" shown above will differ from the "Net Expenses" reflected in the Fund's Annual Report for the period ended September 30, 2008. The actual "Net Expenses" for the Fund's Class Y shares for the period ended September 30, 2008 were 0.22%. The net expenses excluding AFFE for Class Y are 1.10%.


EXAMPLE. THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME (EXCEPT THAT CONTRACTUAL FEE WAIVERS ARE REFLECTED ONLY FOR THE LENGTH OF THE CONTRACTUAL LIMIT, I.E., THE FIRST YEAR IN THE EXAMPLE). ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

1 Year                                         $113
3 Years                                        $438
5 Years                                        $786
10 Years                                     $1,767
--------------------------------------------------------------------------------

The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.








THE FUND'S INVESTMENT GOAL

The Touchstone Premium Yield Equity Fund seeks long-term growth of capital and high current income.

ITS PRINCIPAL INVESTMENT STRATEGIES


The Touchstone Premium Yield Equity Fund invests, under normal market conditions, at least 80% of its assets in equity securities. This is a non-fundamental policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund focuses on dividend-paying equity securities of U.S. companies that the sub-advisor, Miller/Howard Investments Inc. ("Miller/Howard"), believes possess attractive long-term return potential primarily due to lower than average valuations and an improving business outlook.

Miller/Howard's investment process begins with quantitative screens that seek to identify stocks with above-average dividend yield plus a consistent history of dividend growth that offer high financial strength and solid appreciation potential. Miller/Howard also employs certain social and environmental screens. The portfolio management team generates a focus list of stocks through a combination of additional screens and fundamental research. Preference is given to companies with monopoly-like characteristics and recurring revenues, which may be attained through proprietary goods and services, strategic geographic positioning, and/or market dominance. Attention to diversification across economic sectors is also emphasized. An attempt is made to find stocks that are supported by the firm's general view of the economy and its sectors, though bottom-up stock selection is of primary importance.

Potential investments are thoroughly researched and analyzed. This includes evaluation of the dividend payment stream, discussions with company management, a comprehensive Socially Responsible Investing ("SRI") profile and assessments of the financial strength of the company. Stocks from all sectors of the market are considered for inclusion in the portfolio in an effort to provide diversification. Finally, technical analysis is used to attempt to identify optimal times for purchases and sales.

THE KEY RISKS


The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.


Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital growth, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock's price when interest rates decline.

REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increases in property taxes, operating expenses, rising interest rates or competition overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

The Fund is subject to the risk that small and medium capitalization value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies.


Foreign receipts, which include ADRs, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security. The Fund may invest up to 40% in both sponsored and unsponsored ADRs and other foreign receipts, including emerging market securities. ADRs are subject to many of the same risks associated with foreign securities.


This Fund should only be purchased by investors seeking long-term capital growth who can withstand the share price volatility of equity investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing its Class Y performance (before taxes) during each full calendar year of operations. The table compares the Fund's Class Y average annual total returns (before and after taxes) for the period ended December 31, 2008 to those of its primary benchmark, the Russell 3000 Value Index, and its secondary benchmark, the Dow Jones US Select Dividend Index. The returns for other classes of shares, offered by the Fund in a separate prospectus, will differ from the Class Y returns because the other classes have different expenses. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Premium Yield Equity Fund - Class Y Total Return*

2008

-41.32%

                                                                    Best Quarter
                                                         2nd Quarter 2008 -3.83%

                                                                   Worst Quarter
                                                        4th Quarter 2008 -25.84%

* The returns for Class Y shares include performance of the Fund that was achieved prior to the creation of Class Y shares on August 12, 2008, which is the same as the performance of Class A shares offered in a separate prospectus.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2008

                                                              Since
                                                           Inception(1)
                                               Year(1)     (12-3-07)
--------------------------------------------------------------------------------
Premium Yield Equity Fund - Class Y
Return Before Taxes                            -41.32%         -39.54%
Return After Taxes on Distributions            -41.92%         -40.20%
Return After Taxes on Distributions
  and Sale of Fund Shares(2)                   -26.16%         -33.39%
Russell 3000 Value Index(3)                    -36.25%         -34.69%
Dow Jones US Select Dividend Index(4)          -30.97%         -30.91%
--------------------------------------------------------------------------------

(1) The returns for Class Y shares include performance of the Fund that was achieved prior to the creation of Class Y shares (August 12, 2008), which is the same as the performance for Class A shares through August 12, 2008.

(2) When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes," it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(3) The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

(4) The Dow Jones U.S. Select Dividend Index measures 100 leading U.S. dividend-paying companies. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund.


                  SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                          None
--------------------------------------------------------------------------------
          ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
Management Fees                                           0.70%
Distribution and/or Shareholder Services Fees             none
Other Expenses(1)                                         0.58%
Total Annual Fund Operating Expenses                      1.28%
Less Fee Waiver and/or Expense Reimbursement(2)           0.33%
Net Expenses(3)                                           0.95%
--------------------------------------------------------------------------------


(1) "Other Expenses" are based on estimated amounts for the current fiscal year.


(2) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of Touchstone's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940). This expense limitation will remain in effect until at least January 31, 2010. Touchstone Advisors, Inc. has no ability to recoup amounts waived or reimbursed. Pursuant to this agreement, "Net Expenses" for Class Y shares will not exceed 0.95%. However, for purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors, Inc.'s waiver obligations.

(3) "Net Expenses" shown above will differ from the "Net Expenses" reflected in the Fund's Annual Report for the period ended September 30, 2008. The actual "Net Expenses" for the Fund's Class Y shares for the period ended September 30, 2008 were 0.90%.


EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 Year                                          $97
3 Years                                        $373
5 Years                                        $671
10 Years                                     $1,516
--------------------------------------------------------------------------------

The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.

THE FUND'S INVESTMENT GOAL

The Touchstone Sands Capital Select Growth Fund seeks long-term capital appreciation.

ITS PRINCIPAL INVESTMENT STRATEGIES


The Touchstone Sands Capital Select Growth Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies that the sub-advisor, Sands Capital Management, LLC ("Sands Capital"), believes have above-average potential for revenue or earnings growth. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund emphasizes investments in large capitalization growth companies. The weighted average market capitalization of these companies is generally in excess of $25 billion, and the Fund generally does not invest in companies that have a market capitalization of less than $2 billion. The Fund will typically own between 25 and 30 stocks, which is a smaller number of stocks than diversified funds generally own.


The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.

Sands Capital generally seeks stocks with sustainable above average earnings growth, and with capital appreciation potential. In addition, Sands Capital looks for companies that have a significant competitive advantage, a leadership position or proprietary niche, a clear mission in an understandable business, financial strength and that are valued rationally in relation to comparable companies, the market, and the business prospects for that particular company. Sands Capital generally considers selling a security when it no longer meets the investment criteria or when the issues causing such problems are not solvable within an acceptable time frame.

THE KEY RISKS


The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.


Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in value in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that its primary market segment, investments in growing companies that have market capitalizations in excess of $2 billion, may underperform other market segments or the equity markets as a whole. A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends often have lesser stock price declines during market downturns.


Under certain market conditions, the Fund may invest in small and medium capitalization companies. These companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than stocks of larger companies.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of concentrated, growth stock investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing its Class Y performance (before taxes) during each full calendar year of operations.(1) The table compares the Fund's Class Y average annual total returns (before and after taxes) for the period ended December 31, 2008 to those of the Russell 1000 Growth Index. The returns for other classes of shares, offered by the Fund in a separate prospectus, will differ from the Class Y returns because the other classes have different expenses. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Sands Capital Select Growth Fund - Class Y Total Return

2001     2002     2003    2004    2005   2006    2007    2008

-15.20%  -28.13%  36.99%  19.15%  9.88%  -6.23%  18.67%  -48.81%

                                                 Best Quarter:
                                                 4th Quarter 2001        28.63%

                                                 Worst Quarter:
                                                 4th Quarter 2008       -30.76%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on August 11, 2000 until August 1, 2004, the Fund operated as the Pitcairn Select Growth Fund and was managed by Sands Capital. On August 1, 2004, the Pitcairn Select Growth Fund was reorganized into the Constellation Sands Capital Select Growth Fund. On November 20, 2006 the Constellation Sands Capital Select Growth Fund was renamed the Touchstone Sands Capital Select Growth Fund. Sands Capital remained the sub-advisor after the change. The returns for Class Y shares include performance of the Fund that was achieved prior to the creation of Class Y shares on August 27, 2004, which is the same as the performance of Class Z shares offered in a separate prospectus. PERFORMANCE SHOWN FOR 2005, 2006, 2007 AND 2008 REFLECTS THE ACTUAL RETURNS OF THE FUND'S CLASS Y SHARES.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2008

                                                                       Since
                                                                    Inception(1)
                                                  1 Year 5 Years(1)  (8-11-2000)
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund - Class Y
Return Before Taxes                              -48.81%   -5.70%      -8.49%
Return After Taxes on Distributions              -48.81%   -5.70%      -8.49%
Return After Taxes on Distributions
  and Sale of Fund Shares(2)                     -31.73%   -4.75%      -6.80%
Russell 1000 Growth Index(3)                     -38.44%   -3.42%      -8.32%
--------------------------------------------------------------------------------

(1) The 5 year and since inception returns for Class Y shares include performance of the Fund that was achieved prior to the creation of Class Y shares (August 27, 2004), which is the same as the performance for Class Z shares through August 27, 2004.

(2) When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes," it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(3) The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.


What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund.


                    SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                          None
--------------------------------------------------------------------------------

         ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
Management Fees(1)                                        0.92%
Distribution and/or Shareholder Services Fees             none
Other Expenses(2)                                         0.27%
Total Annual Fund Operating Expenses                      1.19%
Less Fee Waiver and/or Expense Reimbursement              0.03%
Net Expenses                                              1.16%
--------------------------------------------------------------------------------


(1) The advisory fee is subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 1000 Growth Index (the "Benchmark Index"), and this fee may range from 0.70% to 1 .00% depending on the Fund's performance. See "The Funds' Management" section for additional information.


(2) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit "Other Expenses" to no more than 0.25%. This expense limitation will remain in effect until at least January 31, 2010. Pursuant to its agreement with the Trust, Touchstone Advisors has no ability to recoup any previously waived fees or reimbursed expenses from the Fund. For purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                                         $118
3 Years                                        $375
5 Years                                        $651
10 Years                                     $1,441
--------------------------------------------------------------------------------

The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.

CAN A FUND DEPART FROM ITS NORMAL INVESTMENT STRATEGIES?

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in detail in our Statement of Additional Information ("SAI").

Each Fund's investment goal is non-fundamental, and may be changed by the Trust's Board of Trustees without shareholder approval. YOU WOULD BE NOTIFIED AT LEAST 30 DAYS BEFORE ANY CHANGE TAKES EFFECT. The investments and strategies described throughout this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations (i.e. fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Funds' goals. This defensive investing may increase a Fund's taxable income. A Fund will do so only if the Advisor or the Fund's sub-advisor believes that the risk of loss in using the Fund's normal strategies and investments outweighs the opportunity for gains. Of course, there can be no guarantee that any Fund will achieve its investment goal.

PORTFOLIO COMPOSITION

Certain Funds have adopted policies to invest, under normal circumstances, at least 80% of the value of the Fund's "assets" in certain types of investments suggested by its name (the "80% Policy"). For purposes of these 80% Policies, the term "assets" means net assets plus the amount of borrowings for investment purposes. A Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

EQUITY RISK (EQUITY FUNDS). Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities of individual companies may fluctuate based upon performance of the company and industry as well as economic trends and developments. Fluctuations in the value of equity securities in which a Fund invests will cause the Fund's net asset value to fluctuate. An investment in an equity fund may be more suitable for long-term investors who can bear the risk of these share price fluctuations. MANAGER OF MANAGERS RISK (ALL FUNDS). The Advisor engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of each Fund. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

PORTFOLIO TURNOVER (ALL FUNDS). Each Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Advisor and/or sub-advisor determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Advisor's or sub-advisor's control. These transactions will increase a Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in a Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund's returns.

REITS RISK (PREMIUM YIELD EQUITY FUND). REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

WHAT ARE SOME OF THE OTHER RISKS OF INVESTING IN THE FUNDS?

DERIVATIVES (ALL FUNDS). Each Fund may, but is not required to, use derivative instruments for any of the following purposes:

      o To hedge against adverse changes - caused by changing interest rates, stock market prices or currency exchange rates - in the market value of securities held by or to be bought for a Fund;

      o     As a substitute for purchasing or selling securities;

      o To shorten or lengthen the effective portfolio maturity or duration of tax-exempt bonds;

      o To enhance a Fund's potential gain in non-hedging or speculative situations; or

      o To lock in a substantial portion of the unrealized appreciation in a stock without selling it.

A derivative instrument will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative instruments can have a large impact on a portfolio's yield, stock prices and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Fund's holdings less liquid and harder to value, especially in declining markets. In addition, much of the income and gains generated by derivatives will be taxed as ordinary income.


Under normal circumstances, the Funds will not invest in derivatives. There is no limit to how much of the Funds' assets can be invested in derivatives, including derivatives for speculative purposes.


EXCHANGE-TRADED FUNDS (ALL FUNDS). The Funds may invest in shares of exchange-traded funds ("ETFs"). An ETF is a registered investment company that seeks to track the performance of a particular market index. Investing in an ETF generally offers instant exposure to an index or a broad range of markets, sectors, geographic regions or industries.

When investing in ETFs, shareholders bear their proportionate share of the Fund's expenses and their proportionate share of ETF expenses which are similar to the Fund's expenses. Also, although ETFs seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index.

LENDING OF PORTFOLIO SECURITIES (ALL FUNDS EXCEPT PREMIUM YIELD EQUITY FUND). The Funds may lend their portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Fund's sub-advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower. Lending portfolio securities results in additional income, which serves to reduce the amount that would otherwise be payable by the Advisor to the Fund under the Advisor's contractual expense limitation arrangement (see "Contractual Fee Waiver Agreement").

MARKET DISRUPTION RISK (ALL FUNDS). The United States has recently experienced significant disruption to its financial markets impacting the liquidity and volatility of securities generally, including securities in which the Funds may invest. During periods of extreme market volatility, prices of securities held by the Funds may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Funds could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude the Funds' ability to achieve their investment goal.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds' portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds. The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Advisor and Sub-Advisors will monitor developments and seek to manage the Funds in a manner consistent with achieving the Funds' investment goals, but there can be no assurance that it will be successful in doing so.

WHERE CAN I FIND INFORMATION ABOUT THE FUNDS' PORTFOLIO HOLDINGS DISCLOSURE POLICIES?

A description of the Funds' policies and procedures for disclosing portfolio securities to any person is available in the SAI and can also be found on the Funds' website at www.touchstoneinvestments.com.

INVESTMENT ADVISOR

Touchstone Advisors, Inc. ("Touchstone Advisors" or the "Advisor") 303 Broadway, Suite 1100, Cincinnati, OH 45202


Touchstone Advisors has been a registered investment advisor since 1994. As of December 31, 2008, Touchstone Advisors had approximately $5.1 billion in assets under management. As the Funds' Advisor, Touchstone Advisors continuously reviews, supervises and administers the Funds' investment programs and also ensures compliance with the Funds' investment policies and guidelines.


Touchstone Advisors is responsible for selecting each Fund's sub-advisor(s), subject to approval by the Board of Trustees. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

      o     Level of knowledge and skill

      o     Performance as compared to its peers or benchmark

      o     Consistency of performance over 5 years or more

      o     Level of compliance with investment rules and strategies

      o     Employees, facilities and financial strength

      o     Quality of service

Touchstone Advisors will also continually monitor each sub-advisor's performance through various analyses and through in-person, telephone and written consultations with the Sub-Advisor. Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Board of Trustees, including whether or not a sub-advisor's contract should be renewed, modified or terminated.

The Securities and Exchange Commission (the "SEC") has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Funds must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Touchstone Funds. Shareholders of a Fund will be notified of any changes in its Sub-Advisory arrangements.

Two or more sub-advisors may manage a Fund, with each managing a portion of the Fund's assets. If a Fund has more than one sub-advisor, Touchstone Advisors allocates how much of a Fund's assets are managed by each sub-advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the Sub-Advisor.


Touchstone Advisors is also responsible for running all of the operations of the Funds, except those that are subcontracted to the Sub-Advisor, custodian, transfer agent and other parties. For its services, Touchstone Advisors is entitled to receive a base investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below (THE FEE TO BE PAID BY THE INTERNATIONAL GROWTH FUND AND THE PREMIUM YIELD EQUITY FUND DURING THE CURRENT FISCAL YEAR IS SHOWN IN THE TABLE BELOW). The advisory fees below are net of advisory fees waived by Touchstone Advisors, if any. Touchstone Advisors pays sub-advisory fees to each sub-advisor from its advisory fee.

Name of Fund                                              Annual Fee Rate
--------------------------------------------------------------------------------
International Growth Fund                                      0.00%
Premium Yield Equity Fund                                      0.70%
--------------------------------------------------------------------------------


The Touchstone Sands Capital Select Growth Fund's base advisory fee is 0.85%, and this fee may range from 0.70% to 1.00% depending on the Fund's performance relative to the Russell 1000 Growth Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 2.50% or more.

Touchstone and Sands Capital Management will receive performance fees (as described above) if the relevant benchmark index is surpassed, including negative performance. Under certain market conditions, it is possible that the performance fee adjustment (upward or downward) will apply as a result of random moves in the market as opposed to the Touchstone Sands Capital Select Growth Fund's underperformance or outperformance of the market. The performance comparison is made for a rolling 12-month period, consisting of the current month for which performance is available plus the previous 11 months. This comparison is made at the end of each month, with appropriate performance-based adjustments added to (or subtracted from) the base advisory fee. Because any adjustment to the Fund's base advisory fee is based upon the Fund's performance compared to the investment record of the Russell 1000 Growth Index, a performance adjustment will be made not when the Fund's performance is up or down, but when it is up or down more or less than the performance of the Russell 1000 Growth Index. For purposes of this performance adjustment mechanism, the investment performance of the Fund for any period is expressed as a percentage of the Fund's net asset value per share at the beginning of the period. This percentage is equal to the sum of: (i) the change in the Fund's net asset value per share during the period; (ii) the value of the Fund's cash distributions per share; and (iii) the per share amount of capital gains taxes paid or accrued during the period by the Fund for undistributed realized long-term capital gains. The investment record for the Russell 1000 Growth Index is expressed as a percentage of the starting level of the Index at the beginning of the period, as modified by the change in the level of the Index during the period and by the value computed consistently with the Index, of cash distributions having an ex-dividend date occurring within the period made by issuers whose securities are included in the Index.

The Funds' SAI contains additional information about performance-based adjustments.

CONTRACTUAL FEE WAIVER AGREEMENT


Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to keep certain Funds' "Net Expenses" (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of Touchstone's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940) or "Other Expenses" from exceeding the levels set forth below. However, for purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on each Fund's average net assets during such month. The fee waivers and expense reimbursements will remain in effect until January 31, 2010.

                                                                    Contractual
                                                                     Limit on
Fund                                                              "Net Expenses"
--------------------------------------------------------------------------------
International Growth Fund                                             1.10%
Premium Yield Equity Fund                                             0.95%
--------------------------------------------------------------------------------


                                                                  Contractual
                                                                   Limit on
Fund                                                            "Other Expenses"
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund                                      0.25%
--------------------------------------------------------------------------------

SUB-ADVISORS


NAVELLIER & ASSOCIATES, INC. ("Navellier"), an SEC-registered investment adviser located at One East Liberty, Third Floor, Reno, NV 89501, serves as sub-advisor to the International Growth Fund. As sub-advisor, Navellier makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2008, Navellier had approximately $2.7 billion in assets under management.

MILLER/HOWARD INVESTMENTS INC. ("Miller/Howard"), an SEC-registered investment adviser located at 324 Upper Byrdcliffe Road, Woodstock, NY, 12498, serves as sub-advisor to the Touchstone Premium Yield Equity Fund. As sub-advisor, Miller/Howard makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2008, Miller/Howard had approximately $884 million in assets under management.


MILLER/HOWARD'S SOCIALLY RESPONSIBLE INVESTING GUIDELINES

Socially Responsible Investing ("SRI") is a commonly-used phrase which involves the integration of environmental, social and corporate governance ("ESG") criteria with financial standards when making investment decisions. Miller/Howard believes, as do many others, that this integrated approach provides a framework for achieving better long-term investment returns while building sustainable global economies and markets.

Many industry professionals hold that all companies, through their business activities, can be analyzed with ESG criteria, resulting in a profile that can be compared to others with regard to their corporate citizenship. Miller/Howard's social research involves a comprehensive process that uses exclusion and inclusion screens, case-by-case analysis, and assertion of basic principles of fairness and environmental stewardship. A company must pass Miller/Howard's social evaluation in order to be eligible for investment. Miller/Howard views this extra layer of due diligence as a risk control measure.

The main factors considered for each potential investment are governance and ethics; environmental record; workplace issues; human rights, especially regarding international operations; products and services and their contribution to revenues; and animal testing. Miller/Howard does not invest in companies that produce alcohol, tobacco, gambling equipment, firearms or ammunition. Companies whose sales of such products are ancillary such as restaurants, hotels, convenience stores or other similar entities are not automatically excluded. Miller/Howard also does not invest in companies involved in nuclear power production or non-medical related animal testing or companies that have a history of environmental negligence or a pattern of violations of environmental regulations.

A company must meet Miller/Howard's basic social criteria to be eligible for investment; however, the final investment decision takes into consideration the financial and social profile of each candidate.

PRIOR PERFORMANCE OF MILLER/HOWARD'S SUBSTANTIALLY SIMILAR PRIVATE ACCOUNT

Miller/Howard has been managing income-oriented equity portfolios since 1991. Miller/Howard began managing a composite account using this strategy on December 2003. This composite account and the Premium Yield Equity Fund have substantially similar investment objectives, policies and strategies. The information for the composite account is provided to show the past performance of Miller/Howard in managing the composite account, as measured against specified market indexes. The performance of the composite account managed by Miller/Howard does not represent the historical performance of the Premium Yield Equity Fund and should not be considered indicative of future performance of the Premium Yield Equity Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments. In addition, the composite account is not subject to certain investment limitations, diversification or other restrictions imposed by the Investment Company Act of 1940 (the "1940 Act") and the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the composite account. The results for different periods may vary. All of Miller/Howard's substantially similar accounts and investment companies that have similar investment objectives, policies and strategies as the Premium Yield Equity Fund are included in this presentation.

The composite account's rate of return includes realized and unrealized gains plus income, including accrued income. Returns from cash and cash equivalents in the composite account are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated. The performance is shown both gross and net of the estimated expenses of 0.95%, which are the expenses estimated for the first year of the operation of the Class Y shares of the Premium Yield Equity Fund. Results include the reinvestment of dividends and capital gains.

The performance information is calculated in accordance with Global Investment Performance standards. This method of calculating performance differs from the SEC's standardized methodology to calculate performance and results in a total return that may be higher than that derived from the standardized methodology.


-----------------------------------------------------------------------------------------------------
                                      01/01/04      01/01/05      01/01/06       01/01/07    01/01/08
                                     -12/31/04     -12/31/05     -12/31/06      -12/31/07   -12/31/08
-----------------------------------------------------------------------------------------------------
Miller/Howard's Substantially          13.14%        2.77%         20.87%         -0.89%      -37.18%
Similar Style Account(1)
(including estimated expenses of
the Premium Yield Equity Fund)
-----------------------------------------------------------------------------------------------------
Miller/Howard's Substantially          14.09%        3.72%         21.82%          0.06%      -36.94%
Similar Style Account(1)
(excluding estimated expenses of
the Premium Yield Equity Fund)
-----------------------------------------------------------------------------------------------------
Russell 3000 Value Index(3)            16.94%        6.85%         22.34%         -1.01%      -36.25%
-----------------------------------------------------------------------------------------------------
Dow Jones US Select Dividend           18.14%        3.79%         19.54%         -5.16%      -30.97%
Index(4)
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        1 Year(2)     3 Year(2)    5 Year(2)
--------------------------------------------------------------------------------
Miller/Howard's Substantially            -37.89%       -9.37%       -2.84%
Similar Style Account(1) (including
estimated expenses of the Premium
Yield Equity Fund)
--------------------------------------------------------------------------------
Miller/Howard's Substantially
Similar Style Account(1) (excluding
estimated expenses of the Premium        -36.94%       -8.42%       -1.89%
Yield Equity Fund)
--------------------------------------------------------------------------------
Russell 3000 Value Index(3)              -36.25%       -8.26%       -0.72%
--------------------------------------------------------------------------------
Dow Jones US Select Dividend Index(4)    -30.97%       -7.83%       -0.82%
--------------------------------------------------------------------------------

(1) On December 5, 2003, Miller/Howard began managing this style with a composite account totaling $1.3 million. As of December 31, 2008, the composite account totaled approximately $166 million. The growth of the composite account is due to an influx of assets from investors.

(2)   Returns as of December 31, 2008.


(3) The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Indices reflect no deductions for fees, expenses or taxes. You cannot invest directly in an index.

(4) The Dow Jones U.S. Select Dividend Index measures 100 leading U.S. dividend-paying companies. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.


SANDS CAPITAL MANAGEMENT, LLC ("Sands Capital Management") located at 1100 Wilson Boulevard, Suite 2300, Arlington, VA 22209 serves as Sub-Advisor to the Touchstone Sands Capital Select Growth Fund. As Sub-Advisor, Sands Capital Management makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2008, Sands Capital Management had approximately $8.4 billion in assets under management.

RELATED PERFORMANCE INFORMATION FOR SANDS CAPITAL MANAGEMENT

Sands Capital Management has substantial experience in managing investment companies and other accounts that focus on growth companies. The table below is designed to show you how a composite of similar growth equity accounts managed by Sands Capital Management performed over various periods in the past. The accounts comprising the Sands Institutional Equity Composite (the "Sands Composite") have investment objectives, policies and principal investment strategies that are substantially similar to those of the Sands Capital Select Growth Fund. All of Sands Capital Management's substantially similar accounts that have similar investment objectives, policies and strategies as the Sands Capital Select Growth Fund are included in this presentation. The performance information is calculated in accordance with CFA Institute (formerly, AIMR) standards.


The table below shows the returns for the Sands Composite compared with the Russell 1000 Growth Index for the periods ending December 31, 2008. The returns of the Sands Composite reflect deductions of account fees and expenses (including advisory fees), and assume all dividends and distributions have been reinvested. The returns of the Russell 1000 Growth Index assume all dividends and distributions have been reinvested.


This information is designed to demonstrate the historical track record of Sands Capital Management. It does not indicate how the Sands Capital Select Growth Fund has performed or will perform in the future. Performance will vary based on many factors, including market conditions, the composition of the Sands Capital Select Growth Fund's holdings and its expenses.

The Sands Composite includes accounts managed by Sands Capital Management that pay lower expenses than those paid by shareholders of the Sands Capital Select Growth Fund. Higher expenses reduce returns to investors. Accounts contained in the composite also may not be subject to the diversification rules, tax restrictions and investment limits under the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. If the accounts contained in the composite were subject to the items listed above, then the performance would have been lower than what is stated. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Sands Capital Management.

Average Annual Returns as of December 31, 2008

                                                   Sands        Russell 1000
                                                 Composite      Growth Index
--------------------------------------------------------------------------------
1 Year                                           -48.69%           -38.44%
3 Years                                          -16.79%            -9.13%
5 Years                                           -5.15%            -3.43%
10 Years                                          -2.55%            -4.28%
--------------------------------------------------------------------------------

Average Annual Returns - 1992 to 2008 as of December 31, 2008

                                                   Sands       Russell 1000
                                                 Composite     Growth Index
--------------------------------------------------------------------------------
2008                                             -48.69%           -38.44%
2007                                              19.15%            11.81%
2006                                              -5.68%             9.07%
2005                                              10.53%             5.26%
2004                                              20.53%             6.30%
2003                                              36.26%            29.75%
2002                                             -27.24%           -27.88%
2001                                             -15.79%           -20.42%
2000                                             -18.38%           -22.42%
1999                                              47.57%            33.16%
1998                                              54.11%            38.71%
1997                                              30.22%            30.49%
1996                                              38.12%            23.12%
1995                                              42.31%            37.19%
1994                                               3.21%             2.66%
1993                                              -0.35%             2.90%
1992                                               5.76%             5.00%
--------------------------------------------------------------------------------

A discussion of the basis for the Board of Trustees' approval of the Funds' advisory and sub-advisory agreements can be found in the Trust's March 31, 2009 Semiannual Report.


PORTFOLIO MANAGERS


The Touchstone International Growth Fund is managed by Louis Navellier, James O'Leary, and Phillip Mitteldorf. The Touchstone Premium Yield Equity Fund is managed by Lowell G. Miller, John E. Leslie III, Bryan J. Spratt and Roger G. Young. The Touchstone Sands Capital Select Growth Fund is managed by David E. Levanson and Frank Sands, Jr. The background of each portfolio manager is set forth below. ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS' COMPENSATION, OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS AND THE PORTFOLIO MANAGERS' OWNERSHIP OF SECURITIES IN THE FUNDS MAY BE FOUND IN THE SAI.

NAVELLIER & ASSOCIATES, INC.

Louis G. Navellier has been the CEO and Chief Investment Officer of Navellier since 1988. Mr. Navellier developed a computer model based on an existing proven model, which identifies attractive stocks to meet the goals of the Fund and other portfolios managed by Navellier. He has been advising investors based on his investment technique since 1987.

James O'Leary, CFA, has experience in the areas of investment management and institutional marketing in the securities industry dating back to 1974. He joined Navellier in 1996.

Phillip Mitteldorf, Portfolio Manager, joined Navellier in 1995. He has investment experience dating back to 1995.


SANDS CAPITAL MANAGEMENT, LLC


David E. Levanson, CFA, Senior Research Analyst, Senior Portfolio Manager and Director of U.S. Mutual Funds, rejoined Sands Capital in June 2002. Previously he was a Research Analyst with MFS Investment Management from 1999 to 2002. He previously had been a Research Analyst with Sands Capital from 1992 to 1994. He has investment experience dating back to 1990.

Frank M. Sands, Jr., CFA, CHIEF INVESTMENT OFFICER AND CHIEF EXECUTIVE OFFICER, joined Sands Capital Management in June 2000. He has investment experience dating back to 1994.


MILLER/HOWARD INVESTMENTS INC.


Lowell G. Miller is Founder, President, Chief Investment Officer and Director of Research for Miller/Howard Investments, which was founded in 1984. He has investment experience dating back to 1977.

John E. Leslie III, CFA, Research Analyst and Portfolio Manager joined Miller/Howard Investments in 2004. Prior to joining Miller/Howard Investments, Jack was a portfolio manager at Value Line Asset Management, M&T Capital Advisors Group (Division of M&T Bank) and Dewey Square Investors (Division of
UAM). He has investment experience dating back to 1974.

Bryan J. Spratt, CFA, Research Analyst and Portfolio Manager joined Miller/Howard Investments in 2004. Prior to joining Miller/Howard Investments, from 2001 through 2004, Bryan was responsible for the utilities and telecom sectors for the Value Team at Banc One Investment Advisors and the One Group Funds. He has investment experience dating back to 1990.

Roger G. Young, CFA, Research Analyst and Portfolio Manager joined Miller/Howard Investments in 2008. Prior to joining Miller/Howard Investments, Roger was a portfolio manager for the Kenneth King Foundation from 2003 to 2007 and was President of Young Asset Adviser, Inc. from 2007 to 2008. He has been a portfolio manager of the Fund since February, 2009. He has investment experience dating back to 1971.




SHARE CLASS OFFERINGS. Each Fund currently offers the classes of shares listed below. The Funds' Class A, Class C and Class Z shares are offered in separate prospectuses. For information about the Class A shares, Class C shares and Class Z shares or to obtain a copy of the prospectus, call Touchstone Securities, Inc. ("Touchstone") at 1.800.543.0407 or call your financial advisor.

--------------------------------------------------------------------------------
                                     Class A     Class C   Class Y    Class Z
--------------------------------------------------------------------------------
International Growth Fund               X           X         X
--------------------------------------------------------------------------------
Premium Yield Equity Fund               X           X         X
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund                              X          X
--------------------------------------------------------------------------------

DEALER COMPENSATION. Touchstone, the Trust's principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds. Touchstone reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer's sales. Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs. Touchstone Advisors, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. Touchstone Advisors may also reimburse Touchstone for making these payments.

CHOOSING THE APPROPRIATE INVESTMENTS TO MATCH YOUR GOALS. Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

PURCHASING YOUR SHARES


PLEASE READ THIS PROSPECTUS CAREFULLY AND THEN DETERMINE HOW MUCH YOU WANT TO INVEST. YOU MAY PURCHASE SHARES OF THE FUND THROUGH YOUR FINANCIAL INSTITUTION. YOU CAN OBTAIN AN INVESTMENT APPLICATION FROM YOUR FINANCIAL INSTITUTION. Beginning on February 2, 2009, new purchases of Class Y shares are not available directly from Touchstone. Also, new purchases of Class Y shares may not be available through certain financial intermediaries who do not have appropriate selling agreements in place with Touchstone.

MINIMUM INVESTMENT REQUIREMENTS. The minimum initial investment in Class Y shares of the Funds is $2,500. There is no minimum for additional purchases of Class Y shares. Touchstone may change these initial and additional investment minimums at any time.

For more information about how to purchase shares, call Touchstone at
1.800.543.0407 OR CONTACT YOUR FINANCIAL INSTITUTION.

INVESTOR ALERT: Touchstone reserves the right to restrict or reject any purchase request that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See "Market Timing Policy" in this Prospectus.)

OPENING AN ACCOUNT

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING AN ACCOUNT

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time ("ET")) on the day that your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.


Investing in the Funds

Through your financial institution

o YOU MAY INVEST IN CLASS Y SHARES BY ESTABLISHING AN ACCOUNT THROUGH FINANCIAL INSTITUTIONS THAT HAVE APPROPRIATE SELLING AGREEMENTS WITH TOUCHSTONE.

o YOUR FINANCIAL INSTITUTION WILL ACT AS THE SHAREHOLDER OF RECORD OF YOUR CLASS Y SHARES.

o FINANCIAL INSTITUTIONS MAY SET DIFFERENT MINIMUM INITIAL AND ADDITIONAL INVESTMENT REQUIREMENTS, MAY IMPOSE OTHER RESTRICTIONS OR MAY CHARGE YOU FEES FOR THEIR SERVICES.

o FINANCIAL INSTITUTIONS MAY DESIGNATE INTERMEDIARIES TO ACCEPT PURCHASE AND SALES ORDERS ON THE FUNDS' BEHALF.

o YOUR FINANCIAL INSTITUTION MAY RECEIVE COMPENSATION FROM THE FUNDS, TOUCHSTONE, TOUCHSTONE ADVISORS OR THEIR AFFILIATES.

o BEFORE INVESTING IN THE FUNDS THROUGH YOUR FINANCIAL INSTITUTION, YOU SHOULD READ ANY MATERIALS PROVIDED BY YOUR FINANCIAL INSTITUTION TOGETHER WITH THIS PROSPECTUS.

O     FOR MORE INFORMATION ABOUT HOW TO PURCHASE SHARES, CALL TOUCHSTONE AT
      1.800.543.0407 OR CALL YOUR FINANCIAL INSTITUTION.


THROUGH A PROCESSING ORGANIZATION


You may also purchase shares of the Funds through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Touchstone Funds have authorized certain processing organizations ("Authorized Processing Organizations") to receive purchase and sales orders on their behalf. Before investing in the Funds through a processing organization, you should read any materials provided by the processing organization together with this Prospectus. You should also ask the processing organization if they are authorized by the Touchstone Funds to receive purchase and sales orders on their behalf. If the processing organization is not authorized, then your purchase order could be rejected which could subject your investment to market risk. An Authorized Processing Organization may:


      o     Charge a fee for its services

      o     Act as the shareholder of record of the shares

      o     Set different minimum initial and additional investment requirements

      o     Impose other charges and restrictions

      o Designate intermediaries to accept purchase and sales orders on the Funds' behalf


SHARES HELD THROUGH AN AUTHORIZED PROCESSING ORGANIZATION MAY BE TRANSFERRED INTO YOUR NAME FOLLOWING PROCEDURES ESTABLISHED BY THE AUTHORIZED PROCESSING ORGANIZATION AND TOUCHSTONE. CERTAIN AUTHORIZED PROCESSING ORGANIZATION MAY RECEIVE COMPENSATION FROM THE FUNDS, TOUCHSTONE, TOUCHSTONE ADVISORS OR THEIR AFFILIATES.

IT IS THE RESPONSIBILITY OF AN AUTHORIZED PROCESSING ORGANIZATION TO TRANSMIT PROPERLY COMPLETED ORDERS SO THAT THEY WILL BE RECEIVED BY TOUCHSTONE IN A TIMELY MANNER.

CLASS Y SHARES "GRANDFATHER" CLAUSE. Beginning on February 2, 2009, new purchases of the Class Y shares are no longer available directly through Touchstone. Those shareholders who owned Class Y shares purchased directly through Touchstone prior to February 2, 2009 may continue to hold Class Y shares of the corresponding Fund(s). In addition, those shareholders may continue to make subsequent purchases into existing accounts of Class Y shares of the Fund(s) they owned prior to February 2, 2009.

Processing Purchase Orders

TOUCHSTONE CONSIDERS A PURCHASE ORDER AS RECEIVED WHEN AN AUTHORIZED FINANCIAL INSTITUTION OR Authorized Processing Organization, OR ITS AUTHORIZED DESIGNEE, RECEIVES THE ORDER IN PROPER FORM. THESE ORDERS WILL BE PRICED BASED ON THE FUND'S NET ASSET VALUE ("NAV") NEXT COMPUTED AFTER SUCH ORDER IS RECEIVED IN PROPER FORM.

PURCHASE ORDERS RECEIVED BY TOUCHSTONE'S AUTHORIZED AGENT, BY THE CLOSE OF THE REGULAR SESSION OF TRADING ON THE NEW YORK STOCK EXCHANGE ("NYSE"), GENERALLY 4:00 P.M. ET, ARE PROCESSED AT THAT DAY'S NAV. PURCHASE ORDERS RECEIVED BY TOUCHSTONE'S AUTHORIZED AGENT, AFTER THE CLOSE OF THE REGULAR SESSION OF TRADING ON THE NYSE ARE PROCESSED AT THE NAV NEXT DETERMINED ON THE FOLLOWING BUSINESS DAY. IT IS THE RESPONSIBILITY OF THE FINANCIAL INSTITUTION OR Authorized Processing Organization TO TRANSMIT ORDERS THAT WILL BE RECEIVED BY TOUCHSTONE IN PROPER FORM AND IN A TIMELY MANNER.

Adding to Your Account

By check

O MAKE YOUR CHECK (DRAWN ON A U.S. BANK AND PAYABLE IN U.S. DOLLARS) PAYABLE TO THE TOUCHSTONE FUNDS.

O     WRITE YOUR ACCOUNT NUMBER ON THE CHECK.

O MAIL THE CHECK DIRECTLY TO YOUR FINANCIAL INSTITUTION AT THE ADDRESS PRINTED ON YOUR ACCOUNT STATEMENT. YOUR FINANCIAL INSTITUTION IS RESPONSIBLE FOR FORWARDING PAYMENT PROMPTLY TO TOUCHSTONE.

O IF YOUR CHECK IS RETURNED FOR INSUFFICIENT FUNDS OR UNCOLLECTED FUNDS, YOU MAY BE CHARGED A FEE AND YOU WILL BE RESPONSIBLE FOR ANY RESULTING LOSS TO THE FUND.

By wire

O     CONTACT YOUR FINANCIAL INSTITUTION FOR FURTHER INSTRUCTIONS.

O     YOUR BANK MAY CHARGE A FEE FOR HANDLING WIRE TRANSFERS.

O PURCHASES IN THE FUNDS WILL BE PROCESSED AT THAT DAY'S NAV IF TOUCHSTONE RECEIVES A PROPERLY EXECUTED WIRE BY THE CLOSE OF THE REGULAR SESSION OF TRADING ON THE NYSE, GENERALLY 4:00 P.M. ET, ON A DAY WHEN THE NYSE IS OPEN FOR REGULAR TRADING.


PURCHASES WITH SECURITIES

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund's investment goal and is otherwise acceptable to Touchstone Advisors.

AUTOMATIC INVESTMENT OPTIONS


PLEASE CONTACT YOUR FINANCIAL INSTITUTION OR AUTHORIZED PROCESSING ORGANIZATION FOR FURTHER DETAILS ON AUTOMATIC INVESTMENT OPTIONS.


SELLING YOUR SHARES


YOU MAY SELL SOME OR ALL OF YOUR SHARES THROUGH YOUR FINANCIAL INSTITUTION OR AN Authorized Processing Organization ON ANY DAY THAT THE FUNDS CALCULATE THEIR NAV. IF YOUR REQUEST IS RECEIVED BY YOUR FINANCIAL INSTITUTION OR an Authorized Processing Organization, IN PROPER FORM BY THE CLOSE OF REGULAR TRADING ON THE NYSE (NORMALLY 4:00 P.M. ET), YOU WILL RECEIVE A PRICE BASED ON THAT DAY'S NAV FOR THE SHARES YOU SELL. OTHERWISE, THE PRICE YOU RECEIVE WILL BE BASED ON THE NAV THAT IS NEXT CALCULATED.

O YOUR FINANCIAL INSTITUTION OR AUTHORIZED PROCESSING ORGANIZATION IS RESPONSIBLE FOR MAKING SURE THAT SALE REQUESTS ARE TRANSMITTED TO TOUCHSTONE IN PROPER FORM AND IN A TIMELY MANNER.

O     YOUR FINANCIAL INSTITUTION MAY CHARGE YOU A FEE FOR SELLING YOUR SHARES.

O REDEMPTION PROCEEDS WILL ONLY BE WIRED TO A COMMERCIAL BANK OR BROKERAGE FIRM IN THE UNITED STATES.

O YOUR FINANCIAL INSTITUTION WILL BE REQUIRED TO PROVIDE AN ORIGINAL MEDALLION SIGNATURE GUARANTEED LETTER OF INSTRUCTION TO TOUCHSTONE IN ORDER TO REDEEM SHARES IN AMOUNTS OF $100,000 OR MORE.


SPECIAL TAX CONSIDERATION

Selling your shares may cause you to incur a taxable gain or loss.

INVESTOR ALERT: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone's records.

SIGNATURE GUARANTEES

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Some circumstances that may require an original Medallion Signature Guarantee include:

o     Proceeds from the sale of shares of $100,000 or more

o Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

o     Proceeds are being sent to an address other than the address of record

o Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual's account

o Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

o Proceeds or shares are being sent/transferred between accounts with different account registrations

RECEIVING SALE PROCEEDS


Touchstone will forward the proceeds of your sale to you (or to your financial advisor or processing organization) within 7 days (normally within 3 business days) after receipt of a proper request. PROCEEDS THAT ARE SENT TO YOUR FINANCIAL INSTITUTION WILL NOT USUALLY BE REINVESTED FOR YOU UNLESS YOU PROVIDE SPECIFIC INSTRUCTIONS TO DO SO. THEREFORE, THE FINANCIAL INSTITUTION MAY BENEFIT FROM THE USE OF YOUR MONEY.


DELAY OF PAYMENT. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

o     When the NYSE is closed on days other than customary weekends and holidays

o     When trading on the NYSE is restricted

o When an emergency situation causes a Sub-Advisor to not be reasonably able to dispose of certain securities or to fairly determine the value of a Fund's net assets

o     During any other time when the SEC, by order, permits


REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it appropriate, a Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value. Shareholders may incur transaction and brokerage costs when they sell these portfolio securities.


MARKET TIMING POLICY

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Funds by shareholders. The Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder's accounts. While a Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Funds cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or
(ii) made more than 2 "round-trip" exchanges within a rolling 90 day period. A "round-trip" exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder's exchange privileges and subsequent exchange requests during the suspension will not be processed. The Funds may also restrict or refuse to process purchases by the shareholder. These policies and procedures generally do not apply to purchases and redemptions of money market funds (except in the case of an exchange request into a Touchstone non-money market fund), exchanges between money market funds and systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds' market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and
(3) enforce the Funds' market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.

PRICING OF FUND SHARES


Each Fund's share price (also called "NAV") and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open. Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by your financial institution or an Authorized Processing Organization.


The Funds' equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). The Funds may use pricing services to determine market value for investments. Some specific pricing strategies follow:

o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost.

o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.


Although investing in foreign securities is not a principal investment strategy of the Funds (except the International Growth Fund), any foreign securities held by a Fund will be priced as follows:


o All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the security may be priced based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

o Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when a Fund does not price its shares, a Fund's NAV may change on days when shareholders will not be able to buy or sell shares.


Securities held by a Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. Any debt securities held by a Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities. The Funds may use fair value pricing if the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded. The Funds may use fair value pricing if reliable market quotations are unavailable due to infrequent trading. The Funds may also use fair value pricing if the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation. The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available. With respect to any portion of a Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

SPECIAL TAX CONSIDERATION


You should consult your tax advisor to address your own tax situation AND THE IMPACT AN INVESTMENT IN A FUND WILL HAVE ON YOUR OWN TAX SITUATION.

Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The International Growth Fund distributes its income annually, if any, as a dividend to shareholders. The Premium Yield Equity Fund distributes its income monthly, if any, as a dividend to shareholders. The Sands Capital Select Growth Fund distributes its income, if any, quarterly as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually. If you own shares on a Fund's distribution record date, you will be entitled to receive the distribution.

YOU WILL RECEIVE INCOME DIVIDENDS AND DISTRIBUTIONS OF CAPITAL GAINS IN THE FORM OF ADDITIONAL FUND SHARES UNLESS YOU ELECT TO RECEIVE PAYMENT IN CASH. To elect cash payment, you must contact your financial institution.


TAX INFORMATION


DISTRIBUTIONS. THE FUNDS WILL MAKE DISTRIBUTIONS THAT MAY BE TAXED AS ORDINARY INCOME OR CAPITAL GAINS (WHICH MAY BE TAXED AT DIFFERENT RATES DEPENDING ON THE LENGTH OF TIME THE FUND HAS HELD ITS ASSETS). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest such dividends in additional shares of the Fund or choose to receive cash.

ORDINARY INCOME. Net investment income (except for qualified dividends) and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to noncorporate shareholders in taxable years beginning before January 11, 2011 and designated by a Fund as "qualified dividend income" are eligible for the 15% long-term capital gain rate.

NET CAPITAL GAINS. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15%.


BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by the Funds during the prior taxable year.


This section is only a summary of some important income tax considerations that may affect your investment in the Funds. More information regarding these considerations is included in our SAI. You are urged to consult your tax advisor regarding the effects of an investment in the Funds on your tax situation.

The tables that follow present performance information about Class Y shares of the Funds. The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years, or if shorter, the period of each Fund's operation. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The financial highlights for each Fund for the years ended September 30, 2008, 2007 and 2006 were audited by Ernst & Young LLP, an independent registered public accounting firm. The financial highlights for all other periods presented were audited by other independent registered public accountants. The report of Ernst & Young LLP, along with each Fund's financial statements and related notes, appears in the 2008 Annual Report for the Funds. You can obtain the Annual Report, which contains more performance information at no charge by calling 1.800.543.0407. The Annual Report has been incorporated by reference into our SAI.



--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

INTERNATIONAL GROWTH FUND - CLASS Y
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                 PERIOD
                                                                  ENDED
                                                              SEPTEMBER 30,
                                                                 2008 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                        $        8.52
--------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                               0.00(B)
   Net realized and unrealized gains on investments                    0.09
--------------------------------------------------------------------------------
Total from investment operations                                       0.09
--------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                               (0.04)
   Distributions from net realized gains                              (0.03)
--------------------------------------------------------------------------------
Total distributions                                                   (0.07)
--------------------------------------------------------------------------------
Net asset value at end of period                              $        8.54
================================================================================
Total return                                                           1.04%(C)
================================================================================
Net assets at end of period (000s)                            $           3
================================================================================
Ratio of net expenses to average net assets                            0.22%(D)
Ratio of gross expenses to average net assets                        834.03%(D)
Ratio of net investment income to average net assets                   1.32%(D)
Portfolio turnover rate                                                  35%(D)

(A) Represents the period from commencement of operations (September 29, 2008) through September 30, 2008.

(B)   Amount rounds to less than $0.01 per share.

(C)   Not annualized.

(D)   Annualized.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

PREMIUM YIELD EQUITY FUND - CLASS Y
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                PERIOD
                                                                 ENDED
                                                             SEPTEMBER 30,
                                                                2008 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                       $        8.30
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                              0.04
   Net realized and unrealized losses on investments                 (0.73)
--------------------------------------------------------------------------------
Total from investment operations                                     (0.69)
--------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                              (0.05)
   Distributions from return of capital                              (0.01)
--------------------------------------------------------------------------------
Total distributions                                                  (0.06)
--------------------------------------------------------------------------------
Net asset value at end of period                             $        7.55
================================================================================
Total return                                                         (8.37%)(B)
================================================================================
Net assets at end of period (000s)                           $           2
================================================================================
Ratio of net expenses to average net assets                           0.90%(C)
Ratio of gross expenses to average net assets                       453.70%(C)
Ratio of net investment income to average net assets                  3.16%(C)
Portfolio turnover rate                                                181%(C)

(A) Represents the period from commencement of operations (August 12, 2008) through September 30, 2008.

(B)   Not annualized.

(C)   Annualized.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

SANDS CAPITAL SELECT GROWTH FUND - CLASS Y
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                                       YEAR ENDED SEPTEMBER 30,
                                                                  ------------------------------------------------------------------
                                                                      2008         2007         2006        2005        2004 (A)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                            $   9.15    $    7.60    $    7.81    $   6.80    $   6.74
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment loss                                             (0.06)       (0.05)       (0.06)      (0.06)         --
     Net realized and unrealized gains (losses) on investments       (2.23)        1.60        (0.15)       1.07        0.06
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     (2.29)        1.55        (0.21)       1.01        0.06
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                                  $   6.86    $    9.15    $    7.60    $   7.81    $   6.80
====================================================================================================================================
Total return                                                        (25.03%)      20.39%       (2.69%)     14.85%       0.89% (B)
====================================================================================================================================
Net assets at end of period (000s)                                $130,920    $ 213,672    $ 182,001    $ 81,976    $ 32,591
====================================================================================================================================
Ratio of net expenses to average net assets                           1.16%        1.03%        1.10%       1.11%       1.10% (C)
Ratio of gross expenses to average net assets                         1.19%        1.03%        1.23%       1.19%       1.10% (C)
Ratio of net investment loss to average net assets                   (0.59%)      (0.67%)      (0.74%)     (0.62%)     (0.79%)(C)
Portfolio turnover rate                                                 39%          24%          24%         24%         11% (C)

(A) Represents the period from commencement of operations (August 27, 2004) through Septembr 30, 2004.

(B)   Not annualized.

(C)   Annualized.

TOUCHSTONE INVESTMENTS*

DISTRIBUTOR
Touchstone Securities, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH  45202-4203
1.800.638.8194
www.touchstoneinvestments.com

INVESTMENT ADVISOR
Touchstone Advisors, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203


TRANSFER AGENT
JPMorgan Chase Bank, N.A.
303 Broadway, Suite 900
Cincinnati, OH 45202-4203


SHAREHOLDER SERVICES
1.800.543.0407

*A Member of Western & Southern Financial Group


The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group:
Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Touchstone Select.

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed information about the Funds and is legally a part of this Prospectus.

ANNUAL/SEMIANNUAL REPORTS ("FINANCIAL REPORTS"): The Funds' Financial Reports provide additional information about the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Funds by contacting your financial advisor, or the Funds at:

Touchstone Investments
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1.800.543.0407


The SAI and Financial Reports are also available on the Touchstone Investments website at http://www.touchstoneinvestments.com.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. You can receive information about the operation of the public reference room by calling the SEC at 1.202.942.8090.


Reports and other information about the Funds are available on the EDGAR database of the SEC's internet site at http://www.sec.gov. For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act file no. 811-08104

                                                                February 1, 2009


PROSPECTUS

TOUCHSTONE FUNDS GROUP TRUST
Touchstone Clover Core Fixed Income Fund
















The Securities and Exchange Commission has not approved the Fund's shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

PROSPECTUS                                                      FEBRUARY 1, 2009


TOUCHSTONE INVESTMENTS

TOUCHSTONE CLOVER CORE FIXED INCOME FUND


The Touchstone Clover Core Fixed Income Fund (the "Fund") is a series of Touchstone Funds Group Trust (the "Trust"), a group of bond and equity mutual funds. The Trust is part of the Touchstone (R) Funds that also includes Touchstone Investment Trust, a group of taxable bond and money market mutual funds, Touchstone Strategic Trust, a group of equity mutual funds, Touchstone Tax-Free Trust, a group of tax-free bond and money market mutual funds, Touchstone Variable Series Trust, a group of variable series funds and Touchstone Institutional Funds Trust (formerly Constellation Institutional Portfolios), a group of institutional equity mutual funds (the "Touchstone Funds"). Each Touchstone Fund has a different investment goal and risk level. For further information about the Touchstone Funds, contact Touchstone Investments at 1.800.543.0407.

The Fund is managed by Touchstone Advisors, Inc. ("Touchstone Advisors" or the "Advisor"). Touchstone Advisors has selected Federated Investment Management Company (the "Sub-Advisor" or "Federated") to manage the Fund's investments on a daily basis.


TABLE OF CONTENTS
                                                                 Page
Clover Core Fixed Income Fund
Investment Strategies and Risks
The Fund's Management
Investing with Touchstone
Distributions and Taxes
Financial Highlights
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT GOAL

The Touchstone Clover Core Fixed Income Fund seeks high current income consistent with reasonable risk to capital.

ITS PRINCIPAL INVESTMENT STRATEGIES


The Touchstone Clover Core Fixed Income Fund invests, under normal circumstances, at least 80% of its assets in fixed income securities consisting of U.S. government obligations and other investment grade fixed income securities, including corporate debt obligations and mortgage- and asset-backed securities issued by agencies such as Fannie Mae or the Government National Mortgage Association ("GNMA"). Corporate debt obligations include corporate bonds, debentures, notes and other similar instruments. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Investment grade fixed income securities include securities rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Services, Inc. ("Moody's") or, if unrated by S&P or Moody's, determined by the sub-advisor, Federated, to be of comparable quality.

In selecting investments for the Fund, Federated chooses fixed income securities of issuers that it believes will offer attractive income potential with a reasonable level of risk. In considering income potential and relative risk, Federated may also invest up to 10% of assets in non-investment grade debt securities, which are often referred to as "junk bonds" and may be considered speculative. Federated invests in fixed income obligations of different issuers (as described above), maturities and structures depending on its current assessment of the relative market values of the sectors in which the Fund invests. In assessing the relative market values of these sectors, Federated generally considers whether the securities included within a sector are selling at a discount to their perceived market value.

The securities in which the Fund invests may pay interest at fixed rates, variable rates, or subject to reset terms. In addition, these securities may make principal payments that are fixed, variable or both. The Fund's average duration will typically be between four and six years. Federated generally sells a security when it reaches a target price, there is a change in the issuer's credit quality, or if its current assessment of the relative market values of the sectors in which the Fund invests or markets as a whole make investments in other securities appear more attractive.


THE KEY RISKS


The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated (e.g., rated BB or lower by S&P, or Ba or lower by Moody's) securities is even greater than that of higher-rated (e.g., rated BBB or higher by S&P, or Baa or higher by Moody's) securities. Issuers of non-investment grade debt securities are more likely to be unable to make timely payments of interest or principal, particularly during an economic downturn or recession. Regardless of the rating of a security, the Fund is subject to the risk that an issuer of the security will be unable or unwilling to make timely principal and/or interest payments.

Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the price sensitivity of fixed income securities for a given change in interest rates. Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.


The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition, securities issued by agencies such as Fannie Mae are supported only by the credit of the issuing agency and any associated collateral.


Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Asset-backed securities are fixed income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and, at times, the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change the securities' effective maturities.

This Fund should only be purchased by investors seeking high current income with reasonable risk to capital who can withstand share price volatility. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. This bar chart shows changes in performance (before taxes) of the Fund's Class I shares for each of the last 10 calendar years.(1) The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

CLOVER CORE FIXED INCOME FUND - CLASS I TOTAL RETURN


1999       2000       2001       2002       2003       2004       2005       2006       2007       2008

-1.95%   12.29%      7.33%     10.28%      1.70%      3.78%      2.41%      3.19%      6.50%      -0.56

                                                                                Best Quarter:
                                                                                4th Quarter 2008           4.77%

                                                                                Worst Quarter:
                                                                                3rd Quarter 2008          -5.24%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on December 6, 1991 until May 1, 2001, the Fund operated as the Clover Fixed Income Fund and was advised by Clover Capital Management, Inc. On May 1, 2001, the shareholders of the Clover Fixed Income Fund voted to approve Turner Investment Partners, Inc. as the Fund's investment advisor and Clover Capital Management, Inc. as the sub-advisor, and from that date until May 7, 2004, the Fund operated as the Turner Core Fixed Income Fund. On May 7, 2004, the Turner Core Fixed Income Fund was reorganized into the Constellation Clover Core Fixed Income Fund. On November 20, 2006 the Constellation Clover Core Fixed Income Fund was renamed the Touchstone Clover Core Fixed Income Fund. Clover Capital Management, Inc. remained as the sub-advisor after the change. On December 1, 2008, Federated Investors, Inc. acquired Clover Capital Management, Inc.

This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2008, to those of the Barclays Capital Aggregate Bond Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.


Average Annual Total Returns
For the period ended December 31, 2008


                                                                 1 YEAR            5 YEARS           10 YEARS
---------------------------------------------------------------------------------------------------------------
CLOVER CORE FIXED INCOME FUND - CLASS I
Return Before Taxes                                              -0.56%              3.04%             4.41%
Return After Taxes on Distributions                              -2.23%              1.33%             2.51%
Return After Taxes on Distributions and Sale of Fund Shares(1)   -0.37%              1.65%             2.64%
Barclays Capital Aggregate Bond Index(2)                          5.24%              4.65%             5.63%
---------------------------------------------------------------------------------------------------------------

(1) When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes," it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(2) The Barclays Capital Aggregate Bond Index (formerly the Lehman Brothers Aggregate Bond Index) is a widely-recognized market-value weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment-grade (BBB) or higher, with maturities of at least one year. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class I shares of the Fund.

            SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Wire Redemption Fee                                              Up to $15
--------------------------------------------------------------------------------


      ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
Management Fees                                                    0.45%
Distribution and/or Shareholder Services Fees                       None
Other Expenses                                                     0.70%
TOTAL ANNUAL FUND OPERATING EXPENSES                               1.15%
Less Fee Waiver and/or Expense Reimbursement(1)                    0.30%
NET EXPENSES                                                       0.85%
--------------------------------------------------------------------------------

(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of Touchstone's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940). This expense limitation will remain in effect until at least January 31, 2010. Touchstone Advisors, Inc. has no ability to recoup amounts waived or reimbursed. Pursuant to this agreement, "Net Expenses" will not exceed 0.85%. However, for purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors, Inc.'s waiver obligations.


EXAMPLE. THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME (EXCEPT THAT CONTRACTUAL FEE WAIVERS ARE REFLECTED ONLY FOR THE LENGTH OF THE CONTRACTUAL LIMIT, I.E., THE FIRST YEAR IN THE EXAMPLE). ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:


1 YEAR                                        $87
3 YEARS                                       $336
5 YEARS                                       $604
10 YEARS                                      $1,371
--------------------------------------------------------------------------------
The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.

CAN THE FUND DEPART FROM ITS NORMAL INVESTMENT STRATEGIES?

In addition to the investments and strategies described in this prospectus, the Fund may also invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in detail in our Statement of Additional Information ("SAI").


The Fund's investment goal is non-fundamental, and may be changed by the Trust's Board of Trustees without shareholder approval. You would be notified at least 30 days before any change takes effect. The investments and strategies described throughout this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations (i.e., fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Fund's goal. This defensive investing may increase the Fund's taxable income. The Fund will do so only if the Advisor or the Fund's sub-advisor believes that the risk of loss in using the Fund's normal strategies and investments outweighs the opportunity for gains. Of course, there can be no guarantee that the Fund will achieve its investment goal.

PORTFOLIO COMPOSITION

The Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of the Fund's "assets" in certain types of investments suggested by its name (the "80% Policy"). For purposes of this 80% Policy, the term "assets" means net assets plus the amount of borrowings for investment purposes. The Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

FIXED INCOME RISK. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise and during periods of rising interest rates, the values of those securities generally fall. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

CALL RISK. During periods of falling interest rates, an issuer may prepay (or "call") certain debt obligations with high coupon rates prior to maturity. This may cause the Fund's average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates. The types of securities that are subject to call risk include mortgage-backed securities and municipal bonds with a term of longer than ten years.

CREDIT RISK. An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer's securities to decline in value. The effect of this risk to an investor in the Fund should be reduced because the Fund holds bonds of multiple issuers.

EVENT RISK. Securities may decline in credit quality and market value due to issuer restructurings or other factors. The effect of this risk to an investor in the Fund should be reduced because the Fund holds bonds of multiple issuers.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of a mortgage-backed security will increase and its market price will decrease. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

U.S. GOVERNMENT SECURITIES RISK. Although the Fund's U.S. Government Securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Freddie Mac, Tennessee Valley Authority and Student Loan Marketing Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

MANAGER OF MANAGERS RISK. The Advisor engages a sub-advisor to make investment decisions on its behalf for the Fund. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

PORTFOLIO TURNOVER. The Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Advisor and/or sub-advisor determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Advisor's or sub-advisor's control. These transactions will increase the Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund's returns.

WHAT ARE SOME OF THE OTHER RISKS OF INVESTING IN THE FUND?

DERIVATIVES. The Fund may, but is not required to, use derivative instruments for any of the following purposes:

      o To hedge against adverse changes - caused by changing interest rates, stock market prices or currency exchange rates - in the market value of securities held by or to be bought for the Fund;

      o     As a substitute for purchasing or selling securities;

      o To shorten or lengthen the effective portfolio maturity or duration of tax-exempt bonds;

      o To enhance the Fund's potential gain in non-hedging or speculative situations; or

      o To lock in a substantial portion of the unrealized appreciation in a stock without selling it.

A derivative instrument will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative instruments can have a large impact on a portfolio's yield, stock prices and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's holdings less liquid and harder to value, especially in declining markets. In addition, much of the income and gains generated by derivatives will be taxed as ordinary income.


Under normal circumstances, the Fund will not invest in derivatives. There is no limit to how much of the Fund's assets can be invested in derivatives, including derivatives for speculative purposes.

NON-INVESTMENT GRADE DEBT SECURITIES. Non-investment grade debt securities are sometimes referred to as "junk bonds" and may be very risky with respect to their issuers' ability to make payments of interest and principal. There is a high risk that the Fund could suffer a loss from investments in non-investment grade debt securities caused by the default of an issuer of such securities. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of non-investment grade debt securities generally will not receive payments until the holders of all other debt have been paid. In addition, the market for non-investment grade debt securities has, in the past, had more frequent and larger price changes than the markets for other securities. Non-investment grade debt securities can also be more difficult to sell for good value.


EXCHANGE-TRADED FUNDS. The Fund may invest in shares of exchange-traded funds
(ETFs). An ETF is a registered investment company that seeks to track the performance of a particular market index. Investing in an ETF generally offers instant exposure to an index or a broad range of markets, sectors, geographic regions or industries.

When investing in ETFs, shareholders bear their proportionate share of the Fund's expenses and their proportionate share of ETF expenses which are similar to the Fund's expenses. Also, although ETFs seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index.

LENDING OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Fund's sub-advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower. Lending portfolio securities results in additional income, which serves to reduce the amount that would otherwise be payable by the Advisor to the Fund under the Advisor's contractual expense limitation arrangement (see "Contractual Fee Waiver Agreement").

Market Disruption Risk. The United States has recently experienced significant disruption to its financial markets impacting the liquidity and volatility of securities generally, including securities in which the Fund may invest. During periods of extreme market volatility, prices of securities held by the Fund may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Fund could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment goal.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund's portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Advisor and Sub-Advisor will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund's investment goal, but there can be no assurance that it will be successful in doing so.


WHERE CAN I FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS DISCLOSURE POLICIES?

A description of the Fund's policies and procedures for disclosing portfolio securities to any person is available in the SAI and can also be found on the Fund's website at www.touchstoneinvestments.com.









INVESTMENT ADVISOR

TOUCHSTONE ADVISORS, INC. ("TOUCHSTONE ADVISORS" OR THE "ADVISOR") 303 BROADWAY, SUITE 1100, CINCINNATI, OH 45202

Touchstone Advisors has been a registered investment advisor since 1994. As of December 31, 2008, Touchstone Advisors had approximately $5.1 billion in assets under management. As the Fund's Advisor, Touchstone Advisors continuously reviews, supervises and administers the Fund's investment programs and also ensures compliance with the Fund's investment policies and guidelines.


Touchstone Advisors is responsible for selecting the Fund's sub-advisor, subject to approval by the Board of Trustees. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

o     Level of knowledge and skill

o     Performance as compared to its peers or benchmark

o     Consistency of performance over 5 years or more

o     Level of compliance with investment rules and strategies

o     Employees facilities and financial strength

o     Quality of service

Touchstone Advisors will also continually monitor the Sub-Advisor's performance through various analyses and through in-person, telephone and written consultations with the Sub-Advisor. Touchstone Advisors discusses its expectations for performance with the Sub-Advisor and provides evaluations and recommendations to the Board of Trustees, including whether or not the Sub-Advisor's contract should be renewed, modified or terminated.


The Securities and Exchange Commission (the "SEC") has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Funds must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Touchstone Funds. Shareholders of the Fund will be notified of any changes in its Sub-Advisory arrangements.

Touchstone Advisors is also responsible for running all of the operations of the Fund, except those that are sub-contracted to the Sub-Advisor, custodian, transfer agent and other parties. For its services, Touchstone Advisors is entitled to receive a base investment advisory fee from the Fund at an annualized rate, based on the average daily net assets of the Fund. The fee paid to Touchstone Advisors by the Fund during its most recent fiscal year was 0.35% of its average daily net assets. This advisory fee is net of advisory fees waived by Touchstone Advisors, if any. Touchstone Advisors pays sub-advisory fees to the Sub-Advisor from its advisory fee.


CONTRACTUAL FEE WAIVER AGREEMENT


Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to keep the Fund's total operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of Touchstone's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940) limited. As a result, the Fund's total operating expenses will not exceed 0.85%. However, for purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on the Fund's average net assets during such month. These fee waivers and expense reimbursements will remain in effect until January 31, 2010.

SUB-ADVISOR

Federated Investment Management Company ("Federated"), an SEC-registered investment adviser located at Federated Investors Tower, 1001 Liberty Avenue, 24th Floor, Pittsburgh, PA 15222-3779, serves as Sub-Advisor to the Touchstone Clover Core Fixed Income Fund. As Sub-Advisor, Federated makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines.

A discussion of the basis for the Board of Trustees' approval of the Fund's advisory and sub-advisory agreements will be available in the Trust's March 31, 2009 Semiannual Report.

PORTFOLIO MANAGER

The Touchstone Clover Core Fixed Income Fund is managed by John T. Gentry. John
T. Gentry, CFA, Vice President and Portfolio Manager, joined Federated in 1995. He has investment experience dating back to 1991. He has managed the Clover Core Fixed Income Fund since December 2008.

Additional information about Mr. Gentry's compensation, other accounts managed by Mr. Gentry and Mr. Gentry's ownership of securities in the Fund may be found in the SAI.

CLASS I SHARES

Class I shares are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund.


DEALER COMPENSATION. Touchstone Securities, Inc. ("Touchstone"), the Trust's principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds. Touchstone reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer's sales. Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs. Touchstone Advisors, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. Touchstone Advisors may also reimburse Touchstone for making these payments.


CHOOSING THE APPROPRIATE INVESTMENTS TO MATCH YOUR GOALS. Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

PURCHASING YOUR SHARES

Please read this Prospectus carefully and then determine how much you want to invest. You may purchase shares of the Fund directly from Touchstone or through your financial advisor. In any event, you must complete an investment application. You can obtain an investment application from Touchstone, your financial advisor, or by visiting our website at touchstoneinvestments.com. Check below to find the minimum investment requirements and ways to purchase shares in the Fund.

For more information about how to purchase shares, call Touchstone at 1.800.543.0407.

INVESTOR ALERT: Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See "Market Timing Policy" in this Prospectus.)

                                                        INITIAL       ADDITIONAL
                                                       INVESTMENT     INVESTMENT
--------------------------------------------------------------------------------
Regular Account                                         $   2,500       $   50
Retirement Account or Custodial Account under
the Uniform Gifts/Transfers to Minors Act ("UGTMA")     $   1,000       $   50
Investments through the Automatic Investment Plan       $     100       $   50
--------------------------------------------------------------------------------

INVESTOR ALERT: Touchstone may change these initial and additional investment minimums at any time.

OPENING AN ACCOUNT

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING AN ACCOUNT

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time ("ET")) on the day that your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

INVESTING IN THE FUND

BY MAIL OR THROUGH YOUR FINANCIAL ADVISOR

o Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds. We do not accept third party checks for initial investments.

o Send your check with the completed investment application by regular mail to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202.

o Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

o     You may also open an account through your financial advisor.

BY EXCHANGE

o Class I shares may be exchanged into any Touchstone Class A Fund at NAV and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional Class.

o     You do not have to pay any exchange fee for your exchange.

o You should carefully review the disclosure provided in the Prospectus relating to the exchanged-for shares before making an exchange of your Fund shares.

THROUGH RETIREMENT PLANS

You may invest in the Fund through various retirement plans. These include individual retirement plans and employer sponsored retirement plans.

INDIVIDUAL RETIREMENT PLANS

o     Traditional Individual Retirement Accounts ("IRAs")

o     Savings Incentive Match Plan for Employees ("SIMPLE IRAs")

o     Spousal IRAs

o     Roth Individual Retirement Accounts ("Roth IRAs")

o     Coverdell Education Savings Accounts ("Education IRAs")

o     Simplified Employee Pension Plans ("SEP IRAs")

EMPLOYER SPONSORED RETIREMENT PLANS

o     Defined benefit plans

o Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)

o     457 plans

SPECIAL TAX CONSIDERATION

To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone at 1.800.543.0407 or contact your financial advisor.

THROUGH A PROCESSING ORGANIZATION


You may also purchase shares of the Fund through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Touchstone Funds have authorized certain processing organizations ("Authorized Processing Organizations") to receive purchase and sales orders on their behalf. Before investing in the Fund through a processing organization, you should read any materials provided by the processing organization together with this Prospectus. You should also ask the processing organization if they are authorized by Touchstone to receive purchase and sales orders on their behalf. If the processing organization is not authorized, then your order could be rejected which could subject your investment to market risk. When shares are purchased with an Authorized Processing Organization, there may be various differences compared to investing directly with Touchstone. The Authorized Processing Organization may:


o     Charge a fee for its services

o     Act as the shareholder of record of the shares

o     Set different minimum initial and additional investment requirements

o     Impose other charges and restrictions

o Designate intermediaries to accept purchase and sales orders on the Fund's behalf


Touchstone considers a purchase or sales order as received when an Authorized Processing Organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV (or offering price, if applicable) next computed after such order is received in proper form. A purchase or sales order transmitted through an entity that is not an Authorized Processing Organization may affect the effective date of your transaction.

Shares held through an Authorized Processing Organization may be transferred into your name following procedures established by your Authorized Processing Organization and Touchstone. Certain Authorized Processing Organizations may receive compensation from the Fund, Touchstone, Touchstone Advisors or their affiliates.

It is the responsibility of the Authorized Processing Organization to transmit properly completed orders so that they will be received by Touchstone in a timely manner.


PRICING OF PURCHASES

We price direct purchases in the Fund based upon the next determined public offering price (NAV plus any applicable sales charge) after your order is received. Direct purchase orders received by Touchstone or an Authorized Processing Organization, by the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. ET, are processed at that day's public offering price. Direct purchase orders received by Touchstone, or an Authorized Processing Organization, after the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at the public offering price next determined on the following business day. It is the responsibility of Touchstone's Authorized Processing Organization to transmit orders that will be received by Touchstone in proper form and in a timely manner.

ADDING TO YOUR ACCOUNT

BY CHECK

o Complete the investment form provided at the bottom of a recent account statement.

o Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds

o     Write your account number on the check.

o Either: (1) Mail the check with the investment form to Touchstone; or (2) Mail the check directly to your financial advisor at the address printed on your account statement. Your financial advisor is responsible for forwarding payment promptly to Touchstone.

o If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

BY WIRE

o     Contact Touchstone or your financial advisor for further instructions.

o Contact your bank and ask it to wire federal funds to Touchstone. Specify your name and account number when remitting the funds.

o     Your bank may charge a fee for handling wire transfers.

o Purchases in the Fund will be processed at that day's NAV (or public offering price, if applicable) if Touchstone receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

BY EXCHANGE

o You may add to your account by exchanging shares from an unaffiliated mutual fund or from another Touchstone Fund.

o For information about how to exchange shares among the Touchstone Funds, see "Opening an Account - By exchange" in this Prospectus.

PURCHASES WITH SECURITIES

o Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund's investment goal and is otherwise acceptable to Touchstone Advisors.

AUTOMATIC INVESTMENT OPTIONS

The various ways that you can automatically invest in the Fund are outlined below. Touchstone does not charge any fees for these services. For further details about these services, call Touchstone at 1.800.543.0407.

AUTOMATIC INVESTMENT PLAN. You can pre-authorize monthly investments in the Fund of $50 or more to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the investment application to do this. Amounts that are automatically invested in a fund will not be available for redemption until three business days after the automatic reinvestment.

REINVESTMENT/CROSS REINVESTMENT. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Touchstone Fund within the same class of shares without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application. You may also choose to have your dividends or capital gains paid to you in cash. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

DIRECT DEPOSIT PURCHASE PLAN. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in the Fund.

DOLLAR COST AVERAGING. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis. You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other. The applicable sales charge, if any, will be assessed.

SELLING YOUR SHARES

You may sell some or all of your shares on any day that the Fund calculates its NAV. If your request is received by Touchstone, or an Authorized Processing Organization, in proper form by the close of regular trading on the NYSE (usually 4:00 p.m. ET), you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.

BY TELEPHONE

o You can sell or exchange your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application. You may only sell shares over the telephone if the amount is less than $100,000.

o     To sell your Fund shares by telephone, call Touchstone at 1.800.543.0407.

o Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone.

o If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.

o Interruptions in telephone service could prevent you from selling your shares by telephone when you want to. When you have difficulty making telephone sales, you should mail to Touchstone (or send by overnight delivery), a written request for the sale of your shares.

o In order to protect your investment assets, Touchstone will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone will not be liable, in those cases. Touchstone has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

      o     Requiring personal identification

      o Making checks payable only to the owner(s) of the account shown on Touchstone's records

      o Mailing checks only to the account address shown on Touchstone's records

      o Directing wires only to the bank account shown on Touchstone's records

      o Providing written confirmation for transactions requested by telephone

      o     Digitally recording instructions received by telephone

BY MAIL

o     Write to Touchstone.

o     Indicate the number of shares or dollar amount to be sold.

o     Include your name and account number.

o Sign your request exactly as your name appears on your investment application.

o You may be required to have your signature guaranteed (See "Signature Guarantees" in this Prospectus for more information).

BY WIRE

o     Complete the appropriate information on the investment application.

o You may be charged a fee by the Fund or the Fund's Authorized Processing Organization for wiring redemption proceeds. You may also be charged a fee by your bank.

o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

o Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction. Contact Touchstone for more information.

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

o You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

o     Withdrawals can be made monthly, quarterly, semiannually or annually.

o     There is no fee for this service.

o     There is no minimum account balance required for retirement plans.

SPECIAL TAX CONSIDERATION

Systematic withdrawals may result in the sale of your shares at a loss or may result in taxable investment gains.


THROUGH YOUR FINANCIAL ADVISOR OR AUTHORIZED PROCESSING ORGANIZATION

o You may also sell shares by contacting your financial advisor or Authorized Processing Organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial advisor or, if applicable, the Authorized Processing Organization.

o Your financial advisor or Authorized Processing Organization is responsible for making sure that sale requests are transmitted to Touchstone in proper form and in a timely manner.

SPECIAL TAX CONSIDERATION


Selling your shares may cause you to incur a taxable gain or loss.

INVESTOR ALERT: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone's records.

SIGNATURE GUARANTEES

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Some circumstances that may require an original Medallion Signature Guarantee include:

o     Proceeds from the sale of shares of $100,000 or more

o Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

o     Proceeds are being sent to an address other than the address of record

o Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual's account

o Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

o Proceeds or shares are being sent/transferred between accounts with different account registrations

MARKET TIMING POLICY

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Fund will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Fund by shareholders. The Fund will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder's accounts. While the Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Fund cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or
(ii) made more than 2 "round-trip" exchanges within a rolling 90 day period. A "round-trip" exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder's exchange privileges and subsequent exchange requests during the suspension will not be processed. The Funds may also restrict or refuse to process purchases by the shareholder. These policies and procedures generally do not apply to purchases and redemptions of Money Market Funds (except in the case of an exchange request into a Touchstone non-money market fund), exchanges between Money Market Funds and systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's market-timing policy; (2) furnish the Fund, upon their request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund applies these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will they enter into any such arrangements in the future.

HOUSEHOLDING POLICY

The Fund will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as "householding," reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Fund through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

RECEIVING SALE PROCEEDS

Touchstone will forward the proceeds of your sale to you (or to your financial advisor or processing organization) within 7 days (normally within 3 business days) after receipt of a proper request.


PROCEEDS SENT TO FINANCIAL ADVISORS OR AUTHORIZED PROCESSING ORGANIZATIONS. Proceeds that are sent to your financial advisor or Authorized Processing Organization will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial advisor or Authorized Processing Organization may benefit from the use of your money.


FUND SHARES PURCHASED BY CHECK. We may delay mailing your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.

LOW ACCOUNT BALANCES. If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you. This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act ("UGTMA"). Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

DELAY OF PAYMENT. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

o     When the NYSE is closed on days other than customary weekends and holidays

o     When trading on the NYSE is restricted

o When an emergency situation causes a Sub-Advisor to not be reasonably able to dispose of certain securities or to fairly determine the value of a Fund's net assets

o     During any other time when the SEC, by order, permits


REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value. Shareholders may incur transaction and brokerage costs when they sell these portfolio securities.


PRICING OF FUND SHARES

The Fund's share price (also called "NAV") and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open. The Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone or an Authorized Processing Organization.

The Fund's equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). The Fund may use pricing services to determine market value for investments. Some specific pricing strategies follow:

o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost.

o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

Although investing in foreign securities is not a principal investment strategy of the Fund, any foreign securities held by the Fund will be priced as follows:

o All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the security may be priced based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

o Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when the Fund does not price its shares, the Fund's NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by the Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. Any debt securities held by the Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities. The Fund may use fair value pricing under the following circumstances, among others:

o If the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded.

o If a security, such as a small cap or micro cap security, is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

o If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation.


The use of fair value pricing has the effect of valuing a security based upon the price the Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available. With respect to any portion of the Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

SPECIAL TAX CONSIDERATION

You should consult your tax advisor to address your own tax situation and the impact an investment in a Fund will have on your own tax situation.

The Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Fund declares investment income daily, if any, and distributes it monthly, if any, as a dividend to shareholders. The Fund makes distributions of capital gains, if any, at least annually. If you own shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive income dividends and distributions of capital gains in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing or by phone prior to the date of distribution. Your election will be effective for dividends and distributions paid after we receive your notice. To cancel your election, simply send written notice to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202-4203, or call Touchstone at 1.800.543.0407.

TAX INFORMATION


DISTRIBUTIONS. The Fund will make distributions that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund has held its assets). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest such dividends in additional shares of the Fund or choose to receive cash.

ORDINARY INCOME. Net investment income (except for qualified dividends) and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to noncorporate shareholders in taxable years beginning before January 11, 2011 and designated by the Fund as "qualified dividend income" are eligible for the 15% long-term capital gain rate.

NET CAPITAL GAINS. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15%.

SALE OR EXCHANGE OF SHARES. It is a taxable event for you if you sell or exchange shares of the Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction.

BACKUP WITHHOLDING. The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.


STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by the Fund during the prior taxable year.


This section is only a summary of some important income tax considerations that may affect your investment in the Funds. More information regarding these considerations is included in our SAI. You are urged to consult your tax advisor regarding the effects of an investment in the Funds on your tax situation.

The table that follows presents performance information about Class I shares of the Fund, including the time period during which the Fund was part of the Turner Funds. The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The financial highlights for the Fund for the years ended September 30, 2008, 2007 and 2006 were audited by Ernst and Young LLP, an independent registered public accounting firm. The financial highlights for all other periods presented were audited by other independent registered public accountants. The report of Ernst & Young LLP, along with the Fund's financial statements and related notes, appears in the 2008 Annual Report for the Fund. You can obtain the Annual Report, which contains more performance information, at no charge by calling
1.800.543.0407. The Annual Report has been incorporated by reference into our SAI.


CLOVER CORE FIXED INCOME FUND - CLASS I
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                                                               YEAR ENDED SEPTEMBER 30,
                                                       ---------------------------------------------------------------------------
                                                          2008           2007           2006              2005           2004
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                   $     9.51     $     9.58     $     9.94        $    10.27     $    10.40
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                     0.44           0.45           0.39              0.42           0.43
   Net realized and unrealized losses on investments        (0.60)         (0.07)         (0.12)            (0.19)         (0.13)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            (0.16)          0.38           0.27              0.23           0.30
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                     (0.45)         (0.45)         (0.40)            (0.42)         (0.43)
   Distributions from net realized gains                       --             --          (0.23)            (0.14)            --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (0.45)         (0.45)         (0.63)            (0.56)         (0.43)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                         $     8.90     $     9.51     $     9.58        $     9.94     $    10.27
==================================================================================================================================
Total return                                                (1.95%)         4.07%          2.87%             2.27%          2.97%
==================================================================================================================================
Net assets at end of year (000's)                      $   15,377     $   19,485     $   21,689        $   26,166     $   32,334
==================================================================================================================================
Ratio of net expenses to average net assets                  0.85%          0.87%          0.91%(A)          0.80%          0.80%
Ratio of gross expenses to average net assets                1.15%          0.99%          0.95%             0.86%          0.85%
Ratio of net investment income to average net assets         4.61%          4.72%          4.13%             3.91%          3.94%
Portfolio turnover rate                                        62%            71%            62%               70%            45%

(A) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.89%.

TOUCHSTONE INVESTMENTS*

DISTRIBUTOR
Touchstone Securities, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH  45202-4203
1.800.638.8194
www.touchstoneinvestments.com

INVESTMENT ADVISOR
Touchstone Advisors, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203

TRANSFER AGENT
JPMorgan Chase Bank, N.A.
303 Broadway, Suite 900
Cincinnati, OH 45202-4203

SHAREHOLDER SERVICES
1.800.543.0407


* A Member of Western & Southern Financial Group

The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group:
Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Touchstone Select.

For investors who want more information about the Fund, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed information about the Fund and is legally a part of this Prospectus.

ANNUAL/SEMIANNUAL REPORTS ("Financial Reports"): The Fund's Financial Reports provide additional information about the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Fund by contacting your financial advisor, or the Fund at:

Touchstone Investments
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1.800.543.0407

The SAI and Financial Reports are also available on the Touchstone Investments website at http://www.touchstoneinvestments.com.


Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. You can receive information about the operation of the public reference room by calling the SEC at 1.202.942.8090.


Reports and other information about the Fund are available on the EDGAR database of the SEC's internet site at http://www.sec.gov. For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act file no. 811-08104

                                                               February 1, 2009

PROSPECTUS

TOUCHSTONE FUNDS GROUP TRUST - INSTITUTIONAL SHARES
Touchstone Mid Cap Fund






The Securities and Exchange Commission has not approved the Fund's shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

PROSPECTUS                                                     FEBRUARY 1, 2009

TOUCHSTONE INVESTMENTS

INSTITUTIONAL SHARES

Touchstone Mid Cap Fund

The Touchstone Mid Cap Fund (the "Fund") is a series of Touchstone Funds Group Trust (the "Trust"), a group of bond and equity mutual funds. The Trust is part of the Touchstone(R) Funds that also includes Touchstone Investment Trust, a group of taxable bond and money market mutual funds, Touchstone Strategic Trust, a group of equity mutual funds, Touchstone Tax-Free Trust, a group of tax-free bond and money market mutual funds, Touchstone Variable Series Trust, a group of variable series funds and Touchstone Institutional Funds Trust (formerly Constellation Institutional Portfolios), a group of institutional equity mutual funds (the "Touchstone Funds"). Each Touchstone Fund has a different investment goal and risk level. For further information about the Touchstone Funds, contact Touchstone Investments at 1.800.543.0407.

The Fund is managed by Touchstone Advisors, Inc. ("Touchstone Advisors" or the "Advisor"). Touchstone Advisors has selected Turner Investment Partners, Inc. ("TIP" or the "Sub-Advisor") to manage the Fund's investments on a daily basis.

Table of Contents

--------------------------------------------------------------------------------
                                                                           Page
Mid Cap Fund
Investment Strategies and Risks
The Fund's Management
Investing with Touchstone
Distributions and Taxes
Financial Highlights
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT GOAL

The Touchstone Mid Cap Fund seeks long-term capital growth.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Mid Cap Fund invests, under normal market conditions, at least 80% of its assets in common stocks of medium capitalization U.S. companies that the sub-advisor, TIP, believes have the potential for long-term growth and that are attractively priced. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, a medium capitalization company is one that has a market capitalization at the time of purchase that is within the range of market capitalizations represented in the Russell Midcap Index. As of December 31, 2008, the Russell Midcap Index included companies with capitalizations between $24 million and $14.9 billion. The size of the companies in the Russell Midcap Index will change with market conditions.

The Fund invests in securities of companies operating in a broad range of industries based primarily on a fundamental analysis of each company and due consideration of such characteristics as price-cash flow, price-earnings and price-book value ratios. TIP looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that TIP believes can generate and sustain long-term growth. TIP employs a quantitative approach to determine whether a company's share price reflects its perceived value. A security will be sold if TIP believes it has reached its full valuation, the security experiences an unexpected deterioration in fundamentals, to adhere to investment guidelines or risk parameters or if TIP believes another security has a greater risk/reward profile.

The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock on the company's assets in the event of liquidation.

The Fund is subject to the risk that small and medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the medium and smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small companies may have more limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium and small cap company stocks may be more volatile than stocks of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the Russell Midcap Index's capitalization range generally are not as broadly traded as those of companies with larger capitalizations, and they are often subject to wider and more abrupt fluctuations in market price. Additional reasons for the greater price fluctuations of these securities include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions.

Frequent and active trading may result in greater expenses to the Fund and may generate more taxable short-term gains for shareholders, which may lower the Fund's performance.

This Fund should only be purchased by investors seeking long-term capital growth who can withstand the share price volatility of mid cap investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing its Institutional shares performance (before taxes) during each full calendar year of operations.(1) The table compares the Fund's Institutional shares average annual total returns (before and after taxes) for the period ended December 31, 2008 to those of the Russell Midcap Index. The returns for other classes of shares, offered by the Fund in a separate prospectus, will differ from the Institutional shares returns because the other classes have different expenses. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Touchstone Mid Cap Fund - Institutional Shares Return
2004         2005        2006           2007           2008
21.77%       19.88%      12.52%         8.87%          -42.01%

                                               Best Quarter:
                                               1st Quarter 2006          14.48%

                                               Worst Quarter:
                                               4th Quarter 2008         -23.34%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on January 2, 2003 until April 14, 2005, the Fund operated as the Midcap Core Portfolio, a separate series of the Constellation Institutional Portfolios. TIP served as the Midcap Core Portfolio's investment advisor from January 2, 2003 until March 1, 2004, and as the Midcap Core Portfolio's investment sub-advisor with day-to-day portfolio management responsibility from March 1, 2004 until April 14, 2005. On April 14, 2005, the Midcap Core Portfolio was reorganized into the Constellation TIP Mid Cap Fund. On November 20, 2006 the Constellation TIP Mid Cap Fund was renamed the Touchstone Mid Cap Fund. TIP remained the sub-advisor after the change. Prior to February 2, 2009, the Fund's Institutional Shares were named "Y Shares."


AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2008

                                                                 Since Inception
                                                 1 Year  5 Years   (1-02-03)
--------------------------------------------------------------------------------
Touchstone Mid Cap Fund - Institutional Shares
Return Before Taxes                              -42.01%    0.73%      6.45%
Return After Taxes on Distributions              -42.10%   -0.70%      4.64%
Return After Taxes on Distributions
  and Sale of Fund Shares(1)                     -27.23%    0.18%      4.86%
Russell Midcap Index(2)                          -41.46%   -0.71%      5.15%
--------------------------------------------------------------------------------

(1) When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes," it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(2) The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index based on total market capitalization. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional shares of the Fund.

                  SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                            None
--------------------------------------------------------------------------------
          ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
Management Fees                                             0.80%
Distribution and/or Shareholder Services Fees               none
Other Expenses                                              0.23%
Total Annual Fund Operating Expenses                        1.03%
Less Fee Waiver and/or Expense Reimbursement(1)             0.13%
Net Expenses                                                0.90%
--------------------------------------------------------------------------------
(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of Touchstone's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940). This expense limitation will remain in effect until at least January 31, 2010. Touchstone Advisors, Inc. has no ability to recoup amounts waived or reimbursed. Pursuant to this agreement, "Net Expenses" for Institutional shares will not exceed 0.90%. However, for purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors, Inc.'s waiver obligations.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                                          $92
3 Years                                        $315
5 Years                                        $556
10 Years                                     $1,248
--------------------------------------------------------------------------------
The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.

CAN A FUND DEPART FROM ITS NORMAL INVESTMENT STRATEGIES?

In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in detail in our Statement of Additional Information ("SAI").

The Fund's investment goal is non-fundamental, and may be changed by the Trust's Board of Trustees without shareholder approval. You would be notified at least 30 days before any change takes effect. The investments and strategies described throughout this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations (i.e. fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Fund's goals. This defensive investing may increase the Fund's taxable income. The Fund will do so only if the Advisor or the Fund's sub-advisor believes that the risk of loss in using the Fund's normal strategies and investments outweighs the opportunity for gains. Of course, there can be no guarantee that any Fund will achieve its investment goal.

PORTFOLIO COMPOSITION

The Fund has adopted policies to invest, under normal circumstances, at least 80% of the value of the Fund's "assets" in certain types of investments suggested by its name (the "80% Policy"). For purposes of the 80% Policy, the term "assets" means net assets plus the amount of borrowings for investment purposes. The Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

EQUITY RISK. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities of individual companies may fluctuate based upon performance of the company and industry as well as economic trends and developments. Fluctuations in the value of equity securities in which a Fund invests will cause the Fund's net asset value to fluctuate. An investment in an equity fund may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

MANAGER OF MANAGERS RISK. The Advisor engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of the Fund. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

CHANGE IN MARKET CAPITALIZATION. A Fund may specify in its principal investment strategy a market capitalization range for acquiring portfolio securities. If a security that is within the range for a Fund at the time of purchase later falls outside the range, which is most likely to happen because of market growth, the Fund may continue to hold the security if, in the sub-advisor's judgment, the security remains otherwise consistent with the Fund's investment goal and strategies. However, this change could affect the Fund's flexibility in making new investments.

PORTFOLIO TURNOVER. The Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Advisor and/or sub-advisor determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Advisor's or sub-advisor's control. These transactions will increase the Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in a Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund's returns.

WHAT ARE SOME OF THE OTHER RISKS OF INVESTING IN THE FUND?

DERIVATIVES. The Fund may, but is not required to, use derivative instruments for any of the following purposes:

      o To hedge against adverse changes - caused by changing interest rates, stock market prices or currency exchange rates - in the market value of securities held by or to be bought for the Fund;

      o     As a substitute for purchasing or selling securities;

      o To shorten or lengthen the effective portfolio maturity or duration of tax-exempt bonds;

      o To enhance the Fund's potential gain in non-hedging or speculative situations; or

      o To lock in a substantial portion of the unrealized appreciation in a stock without selling it.

A derivative instrument will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative instruments can have a large impact on a portfolio's yield, stock prices and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's holdings less liquid and harder to value, especially in declining markets. In addition, much of the income and gains generated by derivatives will be taxed as ordinary income.

Under normal circumstances, the Fund will not invest in derivatives. There is no limit to how much of the Fund's assets can be invested in derivatives, including derivatives for speculative purposes.

EXCHANGE-TRADED FUNDS. The Fund may invest in shares of exchange-traded funds ("ETFs"). An ETF is a registered investment company that seeks to track the performance of a particular market index. Investing in an ETF generally offers instant exposure to an index or a broad range of markets, sectors, geographic regions or industries.

When investing in ETFs, shareholders bear their proportionate share of the Fund's expenses and their proportionate share of ETF expenses which are similar to the Fund's expenses. Also, although ETFs seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index.

LENDING OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Fund's sub-advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower. Lending portfolio securities results in additional income, which serves to reduce the amount that would otherwise be payable by the Advisor to the Fund under the Advisor's contractual expense limitation arrangement (see "Contractual Fee Waiver Agreement").

MARKET DISRUPTION RISK. The United States has recently experienced significant disruption to its financial markets impacting the liquidity and volatility of securities generally, including securities in which the Fund may invest. During periods of extreme market volatility, prices of securities held by the Fund may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Fund could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment goal.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund's portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Advisor and Sub-Advisor will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund's investment goal, but there can be no assurance that it will be successful in doing so.

WHERE CAN I FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS DISCLOSURE POLICIES?

A description of the Fund's policies and procedures for disclosing portfolio securities to any person is available in the SAI and can also be found on the Fund's website at www.touchstoneinvestments.com.

INVESTMENT ADVISOR

Touchstone Advisors, Inc. ("Touchstone Advisors" or the "Advisor") 303 Broadway, Suite 1100, Cincinnati, OH 45202

Touchstone Advisors has been a registered investment advisor since 1994. As of December 31, 2008, Touchstone Advisors had approximately $5.1 billion in assets under management. As the Fund's Advisor, Touchstone Advisors continuously reviews, supervises and administers the Fund's investment programs and also ensures compliance with the Fund's investment policies and guidelines.

Touchstone Advisors is responsible for selecting the Fund's sub-advisor(s), subject to approval by the Board of Trustees. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

      o     Level of knowledge and skill

      o     Performance as compared to its peers or benchmark

      o     Consistency of performance over 5 years or more

      o     Level of compliance with investment rules and strategies

      o     Employees, facilities and financial strength

      o     Quality of service

Touchstone Advisors will also continually monitor the Sub-Advisor's performance through various analyses and through in-person, telephone and written consultations with the Sub-Advisor. Touchstone Advisors discusses its expectations for performance with the Sub-Advisor and provides evaluations and recommendations to the Board of Trustees, including whether or not the Sub-Advisor's contract should be renewed, modified or terminated.

The Securities and Exchange Commission (the "SEC") has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Fund must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Touchstone Funds. Shareholders of the Fund will be notified of any changes in its Sub-Advisory arrangements.

Touchstone Advisors is also responsible for running all of the operations of the Fund, except those that are subcontracted to the Sub-Advisor, custodian, transfer agent and other parties. For its services, Touchstone Advisors is entitled to receive a base investment advisory fee from the Fund at an annualized rate, based on the average daily net assets of the Fund. The fee paid to Touchstone Advisors by the Fund during its most recent fiscal year was 0.80% on the Fund's average daily net assets. Touchstone Advisors pays a sub-advisory fee to the Sub-Advisor from its advisory fee. This advisory fee is net of advisory fees waived by Touchstone Advisors, if any.

CONTRACTUAL FEE WAIVER AGREEMENT

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to keep the Fund's total operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of Touchstone's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940) limited. As a result, the Fund's total operating expenses will not exceed 0.90%. However, for purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on the Fund's average net assets during such month. These fee waivers and expense reimbursements will remain in effect until January 31, 2010.

SUB-ADVISOR

Turner Investment Partners, Inc. ("TIP"), an SEC-registered advisor located at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, serves as Sub-Advisor to the Touchstone Mid Cap Fund. As sub-advisor, TIP makes investment decisions for the Touchstone Mid Cap Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2008, TIP had approximately $15.4 billion in assets under management.

A discussion of the basis for the Board of Trustees' approval of the Fund's advisory and sub-advisory agreements can be found in the Trust's March 31, 2009 Semiannual Report.

PORTFOLIO MANAGERS

The Touchstone Mid Cap Fund is managed by Thomas DiBella, Steven Gold and Joseph Krocheski.

Thomas J. DiBella, CFA, CPA, Senior Portfolio Manager/Security Analyst, joined TIP in March 2002 as a founding member of one of its affiliates, Turner Investment Management, LLC. From July 1991 until March 2002, he was Vice President and Portfolio Manager with Aeltus Investment Management. He has investment experience dating back to 1983.

Steven L. Gold, CFA, Senior Portfolio Manager/Security Analyst, joined TIP in 2004. Previously he was employed with Standish Mellon Equity and Aetna Life & Casualty. He has investment experience dating back to 1985.

Joseph Krocheski, CFA, Security Analyst/Portfolio Manager, joined TIP in 2007. Prior to joining TIP, he was employed with ING Investment Management, Aeltus Investment Management and ALIAC Investment Management. He has investment experience dating back to 1993.

Additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Fund may be found in the SAI.

SHARE CLASS OFFERINGS. The Fund currently offers Institutional, Class A, Class C and Class Z shares. The Fund's Class A, Class C and Class Z shares are offered in separate prospectuses. For information about the Class A shares, Class C shares and Class Z shares or to obtain a copy of the prospectus, call Touchstone Securities, Inc. ("Touchstone") at 1.800.543.0407 or call your financial advisor.

DEALER COMPENSATION. Touchstone, the Trust's principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds. Touchstone reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer's sales. Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs. Touchstone Advisors, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. Touchstone Advisors may also reimburse Touchstone for making these payments.

CHOOSING THE APPROPRIATE INVESTMENTS TO MATCH YOUR GOALS. Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

PURCHASING YOUR SHARES

Please read this Prospectus carefully and then determine how much you want to invest. You may purchase shares of the Fund directly from Touchstone or through your financial institution. If you purchase directly from Touchstone, you must complete an investment application. You can obtain an investment application from Touchstone, your financial institution, or by visiting our website at www.touchstoneinvestments.com.

MINIMUM INVESTMENT REQUIREMENTS. The minimum initial investment in Institutional shares of the Fund is $500,000. There is no minimum for additional purchases of Institutional shares. Touchstone may change these initial and additional investment minimums at any time.

For more information about how to purchase shares, call Touchstone at 1.800.543.0407.

INVESTOR ALERT: Each Touchstone Fund reserves the right to restrict or reject any purchase request that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See "Market Timing Policy" in this Prospectus.)

OPENING AN ACCOUNT

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING AN ACCOUNT

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time ("ET")) on the day that your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

INVESTING IN THE FUND

Through Touchstone - By mail

o Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds. We do not accept third party checks for initial investments.

o Send your check with the completed investment application by regular mail to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202-4203.

o Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

Through your financial institution

o You may invest in Institutional shares by establishing an account through financial institutions that have appropriate selling agreements with Touchstone.

o Your financial institution will act as the shareholder of record of your Institutional shares.

o Financial institutions may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.

o Financial institutions may designate intermediaries to accept purchase and sales orders on the Fund's behalf.

o Your financial institution may receive compensation from the Fund, Touchstone, Touchstone Advisors or their affiliates.

o Before investing in the Fund through your financial institution, you should read any materials provided by your financial institution together with this Prospectus.

o     For more information about how to purchase shares, call Touchstone at
      1.800.543.0407 or call your financial institution.

THROUGH A PROCESSING ORGANIZATION

You may also purchase shares of the Fund through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Touchstone Funds have authorized certain processing organizations ("Authorized Processing Organizations") to receive purchase and sales orders on their behalf. Before investing in the Fund through a processing organization, you should read any materials provided by the processing organization together with this Prospectus. You should also ask the processing organization if they are authorized by the Touchstone Funds to receive purchase and sales orders on their behalf. If the processing organization is not authorized, then your purchase order could be rejected which could subject your investment to market risk. When shares are purchased with an Authorized Processing Organization, there may be various differences compared to investing directly with Touchstone. An Authorized Processing Organization may:

      o     Charge a fee for its services

      o     Act as the shareholder of record of the shares

      o     Set different minimum initial and additional investment requirements

      o     Impose other charges and restrictions

      o Designate intermediaries to accept purchase and sales orders on the Funds' behalf

Shares held through an Authorized Processing Organization may be transferred into your name following procedures established by your Authorized Processing Organization and Touchstone. Certain Authorized Processing Organization may receive compensation from the Fund, Touchstone, Touchstone Advisors or their affiliates.

It is the responsibility of an Authorized Processing Organization to transmit properly completed orders so that they will be received by Touchstone in a timely manner.

PROCESSING PURCHASE ORDERS

Touchstone considers a purchase or sales order as received when an authorized financial institution, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's net asset value ("NAV") next computed after such order is received in proper form.

Purchase orders received by financial institutions by the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. ET, are processed at that day's NAV. Purchase orders received by financial institutions after the close of the regular session of trading on the NYSE are processed at the NAV next determined on the following business day. It is the responsibility of the financial institution to transmit orders that will be received by Touchstone in proper form and in a timely manner.

ADDING TO YOUR ACCOUNT

BY CHECK

o Complete the investment form provided at the bottom of a recent account statement.

o Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.

o     Write your account number on the check.

o Either: (1) Mail the check with the investment form to Touchstone; or (2) Mail the check directly to your financial institution at the address printed on your account statement. Your financial institution is responsible for forwarding payment promptly to Touchstone.

o If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

BY WIRE

o     Contact Touchstone or your financial institution for further instructions.

o Contact your bank and ask it to wire federal funds to Touchstone. Specify your name and account number when remitting the funds.

o     Your Bank may charge a fee for handling wire transfers.

o Purchases in the Fund will be processed at that day's NAV (or public offering price, if applicable) if Touchstone receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

PURCHASES WITH SECURITIES

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund's investment goal and is otherwise acceptable to Touchstone Advisors.

AUTOMATIC INVESTMENT OPTIONS

The various ways that you can automatically invest in the Fund are outlined below. Touchstone does not charge any fees for these services. For further details about these services, call Touchstone at 1.800.543.0407.

REINVESTMENT/CROSS REINVESTMENT. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Touchstone Fund within the same class of shares without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application. You may also choose to have your dividends or capital gains paid to you in cash. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

DIRECT DEPOSIT PURCHASE PLAN. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in the Fund.

SELLING YOUR SHARES

You may sell some or all of your shares on any day that the Fund calculates its NAV. If your request is received by Touchstone, or an Authorized Processing Organization, in proper form by the close of regular trading on the NYSE (normally 4:00 p.m. ET), you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.

THROUGH TOUCHSTONE - BY TELEPHONE

o You can sell your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application. You may only sell shares over the telephone if the amount is less than $100,000.

o     To sell your Fund shares by telephone, call Touchstone at 1.800.543.0407.

o If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.

o Interruptions in telephone service could prevent you from selling your shares by telephone when you want to. When you have difficulty making telephone sales, you should mail to Touchstone (or send by overnight delivery), a written request for the sale of your shares.

o In order to protect your investment assets, Touchstone will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone will not be liable, in those cases. Touchstone has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

      o     Requiring personal identification

      o Making checks payable only to the owner(s) of the account shown on Touchstone's records

      o Mailing checks only to the account address shown on Touchstone's records

      o Directing wires only to the bank account shown on Touchstone's records

      o Providing written confirmation for transactions requested by telephone

      o     Digitally recording instructions received by telephone

THROUGH TOUCHSTONE - BY MAIL

o     Write to Touchstone.

o     Indicate the number of shares or dollar amount to be sold.

o     Include your name and account number.

o Sign your request exactly as your name appears on your investment application.

o You may be required to have your signature guaranteed (See "Signature Guarantees" in this Prospectus for more information).

THROUGH TOUCHSTONE - BY WIRE

o     Complete the appropriate information on the investment application.

o     You may also be charged a fee by your bank.

o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

o Your redemption proceeds may be deposited without a charge directly into your bank account through an Automated Clearing House ("ACH") transaction. Contact Touchstone for more information.

THROUGH TOUCHSTONE - SYSTEMATIC WITHDRAWAL PLAN

o You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

o     Withdrawals can be made monthly, quarterly, semiannually or annually.

o     There is no special fee for this service.

SPECIAL TAX CONSIDERATION

Systematic withdrawals may result in the sale of your shares at a loss or may result in taxable investment gains.

THROUGH YOUR FINANCIAL INSTITUTION OR AN AUTHORIZED PROCESSING ORGANIZATION

o You may also sell shares by contacting your financial institution or an Authorized Processing Organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial institution or, if applicable, the Authorized Processing Organization.

o Your financial institution or Authorized Processing Organization is responsible for making sure that sale requests are transmitted to Touchstone in proper form and in a timely manner.

o     Your financial institution may charge you a fee for selling your shares.

o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

o Your financial institution will be required to provide an original Medallion Signature Guaranteed letter of instruction to Touchstone in order to redeem shares in amounts of $100,000 or more.

SPECIAL TAX CONSIDERATION

Selling your shares may cause you to incur a taxable gain or loss.

INVESTOR ALERT: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone's records.

SIGNATURE GUARANTEES

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Some circumstances that may require an original Medallion Signature Guarantee include:

o     Proceeds from the sale of shares of $100,000 or more

o Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

o     Proceeds are being sent to an address other than the address of record

o Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual's account

o Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

o Proceeds or shares are being sent/transferred between accounts with different account registrations

RECEIVING SALE PROCEEDS

Touchstone will forward the proceeds of your sale to you or your financial institution within 7 days (normally within 3 business days) after receipt of a proper request. Proceeds that are sent to your financial institution will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial institution may benefit from the use of your money.

FUND SHARES PURCHASED BY CHECK. We may delay mailing your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.

DELAY OF PAYMENT. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

o     When the NYSE is closed on days other than customary weekends and holidays

o     When trading on the NYSE is restricted

o When an emergency situation causes a Sub-Advisor to not be reasonably able to dispose of certain securities or to fairly determine the value of a Fund's net assets

o     During any other time when the SEC, by order, permits

LOW ACCOUNT BALANCES. If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you. Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it appropriate, a Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value. Shareholders may incur transaction and brokerage costs when they sell these portfolio securities.

MARKET TIMING POLICY

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Fund will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Fund by shareholders. The Fund will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If the Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder's accounts. While the Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Fund cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or
(ii) made more than 2 "round-trip" exchanges within a rolling 90 day period. A "round-trip" exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits, the Fund may restrict or suspend that shareholder's exchange privileges and subsequent exchange requests during the suspension will not be processed. The Fund may also restrict or refuse to process purchases by the shareholder. These policies and procedures generally do not apply to purchases and redemptions of money market funds (except in the case of an exchange request into a Touchstone non-money market fund), exchanges between money market funds and systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Fund for their customers in which transactions are placed. If the Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund. In accordance with Rule 22c-2 under the Investment Company Act of 1940, the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) adopt and enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Fund; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce its market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund applies these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future.

HOUSEHOLDING POLICY

The Fund will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as "householding," reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Fund through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

PRICING OF FUND SHARES

The Fund's share price (also called "NAV") and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open. The Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone or an Authorized Processing Organization.

The Fund's equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). The Fund may use pricing services to determine market value for investments. Some specific pricing strategies follow:

o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost.

o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

Although investing in foreign securities is not a principal investment strategy of the Fund, any foreign securities held by the Fund will be priced as follows:

o All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the security may be priced based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

o Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when a Fund does not price its shares, the Fund's NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by the Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. Any debt securities held by the Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities. The Fund may use fair value pricing under the following circumstances, among others:

      o If the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded.

      o If a security, such as a small cap or micro cap security, is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

      o If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation.

The use of fair value pricing has the effect of valuing a security based upon the price the Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available. With respect to any portion of the Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

SPECIAL TAX CONSIDERATION

You should consult your tax advisor to address your own tax situation and the impact an investment in the Fund will have on your own tax situation.

The Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Fund distributes its income annually, if any, as a dividend to shareholders. The Fund makes distributions of capital gains, if any, at least annually. If you own shares on the Fund's distribution record date, you will be entitled to receive the distribution.

You will receive income dividends and distributions of capital gains in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing or by phone prior to the date of distribution. Your election will be effective for dividends and distributions paid after we receive your notice. To cancel your election, simply send written notice to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202-4203, or call Touchstone at 1.800.543.0407.

TAX INFORMATION

DISTRIBUTIONS. The Fund will make distributions that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund has held its assets). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest such dividends in additional shares of the Fund or choose to receive cash.

ORDINARY INCOME. Net investment income (except for qualified dividends) and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to noncorporate shareholders in taxable years beginning before January 11, 2011 and designated by the Fund as "qualified dividend income" are eligible for the 15% long-term capital gain rate.

NET CAPITAL GAINS. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15%.

BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by the Funds during the prior taxable year.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding these considerations is included in our SAI. You are urged to consult your tax advisor regarding the effects of an investment in the Fund on your tax situation.

The tables that follow present performance information about Institutional shares of the Fund, including the time period during which the Fund was part of the Touchstone Institutional Funds Trust (formerly Constellation Institutional Portfolios). The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The financial highlights for the Fund for the years ended September 30, 2006, 2007 and 2008; and for the period ended December 31, 2003 were audited by Ernst & Young LLP, an independent registered public accounting firm. The financial highlights for all other periods presented were audited by other independent registered public accountants. The report of Ernst & Young LLP, along with the Fund's financial statements and related notes, appears in the 2008 Annual Report for the Fund. You can obtain the Annual Report, which contains more performance information at no charge by calling 1.800.543.0407. The Annual Report has been incorporated by reference into our SAI.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

MID CAP FUND - INSTITUTONAL SHARES
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                                                             YEAR       PERIOD
                                                             YEAR ENDED SEPTEMBER 30,                        ENDED       ENDED
                                               --------------------------------------------------------     DEC. 31,   DEC. 31,
                                                   2008         2007         2006         2005 (A)           2004      2003 (B)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period         $    17.91   $    15.28   $    15.36      $    13.29      $    12.79   $    10.00
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)                      0.01         0.11         0.04           (0.01)           0.08         0.01
   Net realized and unrealized gains
     (losses) on investments                        (4.61)        2.65         1.00            2.47            2.70         3.99
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (4.60)        2.76         1.04            2.46            2.78         4.00
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends from net investment income                --        (0.13)       (0.03)             --           (0.09)          --
   Distributions from net realized gains            (0.17)          --        (1.09)          (0.39)          (2.19)       (1.21)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (0.17)       (0.13)       (1.12)          (0.39)          (2.28)       (1.21)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period               $    13.14   $    17.91   $    15.28      $    15.36      $    13.29   $    12.79
====================================================================================================================================
Total return                                       (25.92%)      18.13%        7.10%          18.53%(C)       21.78%       40.24%(C)
====================================================================================================================================
Net assets at end of period (000's)            $  422,356   $  482,047   $   87,032      $      842      $      410   $      337
====================================================================================================================================
Ratio of net expenses to average net assets          0.90%        0.90%        0.91%(D)        1.00%(E)        0.90%        0.90%(E)
Ratio of gross expenses to average net assets        1.03%        1.06%        1.81%           8.23%(E)        0.90%        0.90%(E)
Ratio of net investment income (loss)
   to average net assets                             0.09%        0.39%        0.82%          (0.02%)(E)       0.59%        0.12%(E)
Portfolio turnover rate                               157%         193%         323%            120%(E)         193%         141%(E)

(A) For the nine-month period ended September 30, 2005. Effective January 1, 2005, the Fund changed its fiscal year end from December 31 to September 30.

(B) Represents the period from commencement of operations (January 2, 2003) through December 31, 2003.

(C)   Not annualized.

(D) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.90%.

(E)   Annualized.

TOUCHSTONE INVESTMENTS*

DISTRIBUTOR

Touchstone Securities, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH  45202-4203
1.800.638.8194
www.touchstoneinvestments.com

INVESTMENT ADVISOR

Touchstone Advisors, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203

TRANSFER AGENT

JPMorgan Chase Bank, N.A.
303 Broadway, Suite 900
Cincinnati, OH 45202-4203

SHAREHOLDER SERVICES

1.800.543.0407

*A Member of Western & Southern Financial Group

The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group:
Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Touchstone Select.

For investors who want more information about the Fund, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed information about the Fund and is legally a part of this Prospectus.

ANNUAL/SEMIANNUAL REPORTS ("FINANCIAL REPORTS"): The Fund's Financial Reports provide additional information about the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Fund by contacting your financial advisor, or the Fund at:

Touchstone Investments
P.O. Box 5354
Cincinnati, OH 45201-5354
1.800.543.0407

The SAI and Financial Reports are also available on the Touchstone Investments website at http://www.touchstoneinvestments.com.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. You can receive information about the operation of the public reference room by calling the SEC at 1.202.942.8090.

Reports and other information about the Fund are available on the EDGAR database of the SEC's internet site at http://www.sec.gov. For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act file no. 811-08104

                                                                February 1, 2009

PROSPECTUS

TOUCHSTONE FUNDS GROUP TRUST- CLASS Z SHARES
Touchstone Short Duration Fixed Income Fund









The Securities and Exchange Commission has not approved the Fund's shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

PROSPECTUS                                                      FEBRUARY 1, 2009

TOUCHSTONE INVESTMENTS

CLASS Z SHARES

TOUCHSTONE SHORT DURATION FIXED INCOME FUND

The Touchstone Short Duration Fixed Income Fund (the "Fund") is a series of Touchstone Funds Group Trust (the "Trust"), a group of bond and equity mutual funds. The Trust is part of the Touchstone (R) Funds that also includes Touchstone Investment Trust, a group of taxable bond and money market mutual funds, Touchstone Strategic Trust, a group of equity mutual funds, Touchstone Tax-Free Trust, a group of tax-free bond and money market mutual funds, Touchstone Variable Series Trust, a group of variable series funds and Touchstone Institutional Funds Trust (formerly Constellation Institutional Portfolios), a group of institutional equity mutual funds (the "Touchstone Funds"). Each Touchstone Fund has a different investment goal and risk level. For further information about the Touchstone Funds, contact Touchstone Investments at 1.800.543.0407.

The Fund is managed by Touchstone Advisors, Inc. ("Touchstone Advisors" or the "Advisor"). Touchstone Advisors has selected Fort Washington Investment Advisors, Inc. ("Fort Washington" or the "Sub-Advisor") to manage the Fund's investments on a daily basis.

TABLE OF CONTENTS

                                                                 Page
Short Duration Fixed Income Fund
Investment Strategies and Risks
The Fund's Management
Investing with Touchstone
Distributions and Taxes
Financial Highlights
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT GOAL

The Touchstone Short Duration Fixed Income Fund seeks maximum total return consistent with the preservation of capital.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Short Duration Fixed Income Fund invests, under normal market conditions, at least 80% of its assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities issued by agencies such as Fannie Mae or the Government National Mortgage Association ("GNMA"). This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund also invests in repurchase agreements and high quality securities issued by U.S. corporations.

In selecting investments for the Fund, the sub-advisor, Fort Washington, chooses fixed income securities that it believes are attractively priced relative to the market or to similar instruments. In addition, Fort Washington considers the "effective duration" of the Fund's entire portfolio. Effective duration is a measure of a security's price volatility or the risk associated with changes in interest rates. While the Fund may invest in securities with any maturity or duration, Fort Washington seeks to maintain an effective duration for the Fund between one and three years under normal market conditions.

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

The principal risks of investing in this Fund are related to changes in the values of the securities as interest rates change, credit risk (issuers will not make the interest or principal payments when they are due), prepayment risk (issuers may prepay principal earlier than scheduled at a time when interest rates are lower), and risks of political, social and economic developments. As interest rates rise, the value of fixed income securities the Fund owns is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Lower rated securities are often more volatile than higher rated securities. Longer-term securities are generally more volatile than shorter-term securities, so the average maturity or duration of these securities affects risk. When markets are volatile, the Fund may not be able to buy or sell securities at favorable prices and the Fund may lose money.

Because of its focus on short duration securities, the Fund may underperform other segments of the fixed income market or the fixed income markets as a whole.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition, securities issued by agencies such as Fannie Mae and GNMA are supported only by the credit of the issuing agency and any associated collateral.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Under all repurchase agreements entered into by the Fund, the Fund's Custodian or its agent must take possession of the underlying collateral. However, if the counterparty defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

This Fund should only be purchased by investors seeking maximum total return consistent with preservation of capital who can withstand a limited amount of share price volatility. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. This bar chart shows changes in the performance (before taxes) of the Fund's Class Z shares for each of the last 10 calendar years.(1) The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

SHORT DURATION FIXED INCOME FUND - CLASS Z TOTAL RETURN

 1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

2.73%     8.23%     6.72%     5.19%     1.69%     2.14%     1.84%     4.40%     5.22%     3.19%

                                                                                Best Quarter
                                                                                3rd Quarter 2001           2.94%

                                                                                Worst Quarter
                                                                                2nd Quarter 2004          -0.75%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on March 1, 1994 until July 1, 1999, the Fund operated as the Alpha Select Short Duration Government Funds - Three Year Portfolio. On July 1, 1999, the Fund converted to the TIP Funds (now Turner Funds) Turner Short Duration Government Funds - Three Year Portfolio, and later the Turner Short Duration Fixed Income Fund. On May 7, 2004, the Turner Short Duration Fixed Income Fund was reorganized into the Constellation Chartwell Short Duration Fixed Income Fund. On November 20, 2006 the Constellation Chartwell Short Duration Fixed Income Fund was renamed the Touchstone Short Duration Fixed Income Fund. In October 2008 the Fund replaced its previous sub-advisor with Fort Washington. The performance shown prior to October 2008 represents the performance of the previous sub-advisor.

This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2008, to those of the Barclays Capital 1-3 Year U.S. Government Bond Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

Average Annual Total Returns
For the period ended December 31, 2008

                                                             1 YEAR             5 YEARS          10 YEARS
SHORT DURATION FIXED INCOME FUND - CLASS Z
-------------------------------------------------------------------------------------------------------------
Return Before Taxes                                           3.19%              3.35%             4.11%
Return After Taxes on Distributions                           1.66%              1.88%             2.45%
Return After Taxes on Distributions and Sale of Fund Shares   2.05%              2.00%             2.50%
Barclays Capital 1-3 Year U.S. Government Bond Index(1)       6.66%              4.11%             4.81%
-------------------------------------------------------------------------------------------------------------

(1) The Barclays Capital 1-3 Year U.S. Government Bond Index (formerly the Lehman Brothers1-3 Year U.S. Government Bond Index) is a widely-recognized index of U.S. government obligations having maturities between one and three years. The Index reflects no deduction for fees, expenses or taxes. You cannot invest directly in an Index.

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class Z shares of the Fund.

             SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Wire Redemption Fee                                          Up to $15
--------------------------------------------------------------------------------

        ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
Management Fees                                                0.25%
Shareholder Services Fees                                      0.25%
Other Expenses                                                 0.44%
TOTAL ANNUAL FUND OPERATING EXPENSES                           0.94%
Less Fee Waiver and/or Expense Reimbursement(1)                0.20%
NET EXPENSES                                                   0.74%
--------------------------------------------------------------------------------

(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of Touchstone's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940). This expense limitation will remain in effect until at least January 31, 2010. Touchstone Advisors, Inc. has no ability to recoup amounts waived or reimbursed. Pursuant to this agreement, "Net Expenses" for Class Z shares (including "Shareholder Services Fees") will not exceed 0.74%. However, for purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors, Inc.'s waiver obligations.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR                                        $76
3 YEARS                                       $280
5 YEARS                                       $501
10 YEARS                                      $1,136
--------------------------------------------------------------------------------
The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.

CAN THE FUND DEPART FROM ITS NORMAL INVESTMENT STRATEGIES?

In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in detail in our Statement of Additional Information ("SAI").

The Fund's investment goal is non-fundamental, and may be changed by the Trust's Board of Trustees without shareholder approval. You would be notified at least 30 days before any change takes effect. The investments and strategies described throughout this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations (i.e. fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Fund's goals. This defensive investing may increase the Fund's taxable income. The Fund will do so only if the Advisor or the Fund's sub-advisor believes that the risk of loss in using the Fund's normal strategies and investments outweighs the opportunity for gains. Of course, there can be no guarantee that the Fund will achieve its investment goal.

PORTFOLIO COMPOSITION

The Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of the Fund's "assets" in certain types of investments suggested by its name (the "80% Policy"). For purposes of the 80% Policy, the term "assets" means net assets plus the amount of borrowings for investment purposes. The Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

FIXED INCOME RISK. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise and during periods of rising interest rates, the values of those securities generally fall. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

CALL RISK. During periods of falling interest rates, an issuer may prepay (or "call") certain debt obligations with high coupon rates prior to maturity. This may cause the Fund's average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates. The types of securities that are subject to call risk include mortgage-backed securities and municipal bonds with a term of longer than ten years.

CREDIT RISK. An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer's securities to decline in value. The effect of this risk to an investor in the Fund should be reduced because the Fund holds bonds of multiple issuers.

EVENT RISK. Securities may decline in credit quality and market value due to issuer restructurings or other factors. The effect of this risk to an investor in the Fund should be reduced because the Fund holds bonds of multiple issuers.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of a mortgage-backed security will increase and its market price will decrease. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

U.S. GOVERNMENT SECURITIES RISK. Although the Fund's U.S. Government Securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Freddie Mac, Tennessee Valley Authority and Student Loan Marketing Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

MANAGER OF MANAGERS RISK. The Advisor engages a sub-advisor to make investment decisions on its behalf for a portion or all of the Fund. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

PORTFOLIO TURNOVER. The Fund may sell its portfolio securities, regardless of the length of time they have been held, if the Advisor and/or sub-advisor determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Advisor's or sub-advisor's control. These transactions will increase the Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund's returns.

WHAT ARE SOME OF THE OTHER RISKS OF INVESTING IN THE FUND?

DERIVATIVES. The Fund may, but is not required to, use derivative instruments for any of the following purposes:

      o To hedge against adverse changes - caused by changing interest rates, stock market prices or currency exchange rates - in the market value of securities held by or to be bought for the Fund;

      o     As a substitute for purchasing or selling securities;

      o To shorten or lengthen the effective portfolio maturity or duration of tax-exempt bonds;

      o To enhance the Fund's potential gain in non-hedging or speculative situations; or

      o To lock in a substantial portion of the unrealized appreciation in a stock without selling it.

A derivative instrument will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative instruments can have a large impact on a portfolio's yield, stock prices and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's holdings less liquid and harder to value, especially in declining markets. In addition, much of the income and gains generated by derivatives will be taxed as ordinary income.

Under normal circumstances, the Fund will not invest in derivatives. There is no limit to how much of the Fund's assets can be invested in derivatives, including derivatives for speculative purposes.

EXCHANGE-TRADED FUNDS. The Fund may invest in shares of exchange-traded funds ("ETFs"). An ETF is a registered investment company that seeks to track the performance of a particular market index. Investing in an ETF generally offers instant exposure to an index or a broad range of markets, sectors, geographic regions or industries.

When investing in ETFs, shareholders bear their proportionate share of the Fund's expenses and their proportionate share of ETF expenses which are similar to the Fund's expenses. Also, although ETFs seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index.

LENDING OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Fund's sub-advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower. Lending portfolio securities results in additional income, which serves to reduce the amount that would otherwise be payable by the Advisor to the Fund under the Advisor's contractual expense limitation arrangement (see "Contractual Fee Waiver Agreement").

MARKET DISRUPTION RISK. The United States has recently experienced significant disruption to its financial markets impacting the liquidity and volatility of securities generally, including securities in which the Fund may invest. During periods of extreme market volatility, prices of securities held by the Fund may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Fund could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment goal.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund's portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Advisor and Sub-Advisor will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund's investment goal, but there can be no assurance that it will be successful in doing so.

WHERE CAN I FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS DISCLOSURE POLICIES?

A description of the Fund's policies and procedures for disclosing portfolio securities to any person is available in the SAI and can also be found on the Fund's website at www.touchstoneinvestments.com.

INVESTMENT ADVISOR

TOUCHSTONE ADVISORS, INC. ("TOUCHSTONE ADVISORS" OR THE "ADVISOR") 303 BROADWAY, SUITE 1100, CINCINNATI, OH 45202

Touchstone Advisors has been a registered investment advisor since 1994. As of December 31, 2008, Touchstone Advisors had approximately $5.1 billion in assets under management. As the Fund's advisor, Touchstone Advisors continuously reviews, supervises and administers the Fund's investment programs and also ensures compliance with the Fund's investment policies and guidelines.

Touchstone Advisors is responsible for selecting the Fund's sub-advisor, subject to approval by the Board of Trustees. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

o     Level of knowledge and skill

o     Performance as compared to its peers or benchmark

o     Consistency of performance over 5 years or more

o     Level of compliance with investment rules and strategies

o     Employees facilities and financial strength

o     Quality of service

Touchstone Advisors will also continually monitor the Sub-Advisor's performance through various analyses and through in-person, telephone and written consultations with the Sub-Advisor. Touchstone Advisors discusses its expectations for performance with the Sub-Advisor and provides evaluations and recommendations to the Board of Trustees, including whether or not the Sub-Advisor's contract should be renewed, modified or terminated.

The Securities and Exchange Commission (the "SEC") has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Fund must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Touchstone Funds. Shareholders of the Fund will be notified of any changes in its Sub-Advisory arrangements.

Touchstone Advisors is also responsible for running all of the operations of the Fund, except those that are subcontracted to the Sub-Advisor, custodian, transfer agent and other parties. For its services, Touchstone Advisors is entitled to receive a base investment advisory fee from the Fund at an annualized rate, based on the average daily net assets of the Fund. The fee paid to Touchstone Advisors by the Fund during its most recent fiscal year was 0.25% of its average daily net assets. This advisory fee is net of advisory fees waived by Touchstone Advisors, if any. Touchstone Advisors pays sub-advisory fees to the Sub-Advisor from its advisory fee.

CONTRACTUAL FEE WAIVER AGREEMENT

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to keep the Fund's total operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of Touchstone's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940) limited. As a result, the Fund's total operating expenses (including Shareholder Servicing Fees) will not exceed 0.74%. However, for purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on the Fund's average net assets during such month. These fee waivers and expense reimbursements will remain in effect until at least January 31, 2010.

SUB-ADVISOR

Fort Washington Investment Advisors, Inc. ("Fort Washington"), an SEC-registered advisor located at 303 Broadway, Suite 1200, Cincinnati, Ohio 45202, serves as Sub-Advisor to the Touchstone Short Duration Fixed Income Fund. As Sub-Advisor, Fort Washington makes investment decisions for the Fund and also ensures compliance with the Touchstone Funds' investment policies and guidelines. As of December 31, 2008, Fort Washington had approximately $25 billion in assets under management.

A discussion of the basis for the Board of Trustees' approval of the Fund's advisory and sub-advisory agreements can be found in the Trust's March 31, 2009 Semiannual Report.

PORTFOLIO MANAGERS

The Touchstone Short Duration Fixed Income Fund is managed by Scott D. Weston and Brent A. Miller. Scott D. Weston, Vice President and Senior Portfolio Manager, joined Fort Washington in September 1999. He is also Fort Washington's lead sector specialist in mortgage-backed and asset-backed securities. Mr. Weston is a graduate of the University of Utah with a BS in Finance and the University of Cincinnati with an MBA in Finance. He has investment experience dating back to 1992. Brent A. Miller, CFA, Portfolio Manager, joined Fort Washington in June 2001. Mr. Miller graduated Magna Cum Laude from the University of Evansville with a BS in Mathematics. He has investment experience dating back to 1999.

Additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Fund may be found in the SAI.

Shareholder Servicing Plan

The Trust has adopted a shareholder services plan with respect to the Class Z shares of the Short Duration Fixed Income Fund, providing that the Trust may obtain the services of Touchstone Advisors and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this plan, the Trust (or the Trust's agents) may enter into agreements pursuant to which the shareholder servicing agent performs certain shareholder services not otherwise provided by the Transfer Agent. For these services, the Trust pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets attributable to the Class Z shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

The Trust may use payments under this aspect of the Plan to provide or enter into agreements with organizations ("Service Providers") who will provide one or more of the following shareholder services: (i) establishing and maintaining customer accounts and records; (ii) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the Distributor; (iii) automatically investing customer account cash balances; (iv) providing periodic statements to their customers; (v) arranging for bank wires; (vi) answering routine customer inquiries concerning their investments in the shares offered in connection with this Plan and related distribution agreement; (vii) assisting customers in changing dividend options, account designations and addresses; (viii) performing sub-accounting functions;
(ix) processing dividend payments from the Fund on behalf of customers; (x) forwarding certain shareholder communications from the Fund (such as proxies, shareholder reports and dividend, distribution and tax notices) to customers; and (xi) providing such other similar services as may be reasonably requested to the extent they are permitted to do so under applicable statutes, rules and regulations.

Dealer Compensation

Touchstone Securities, Inc. ("Touchstone"), the Trust's principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds. Touchstone reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer's sales. Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs. Touchstone Advisors, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. Touchstone Advisors may also reimburse Touchstone for making these payments.

Choosing the Appropriate Investments to Match Your Goals. Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

PURCHASING YOUR SHARES

Class Z shares are sold at Net Asset Value ("NAV"), without an initial sales charge and may be subject to a shareholder service fee.

Class Z shares are available through a financial intermediary or financial institutions such as retirement plans, fee based platforms, and brokerage accounts (who may impose transaction charges in addition to those described in this prospectus). Class Z shares are not available directly from Touchstone and may not be available through certain financial intermediaries who do not have appropriate agreements in place with Touchstone.

Please read this Prospectus carefully and then determine how much you want to invest. Class Z Shares may be available through your financial advisor. You can obtain an investment application from Touchstone, your financial advisor, or by visiting our website at touchstoneinvestments.com. For more information about how to purchase shares, call Touchstone at 1.800.543.0407.

INVESTOR ALERT: Touchstone reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds, that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See "Market Timing Policy" in this Prospectus.)

MINIMUM INVESTMENT REQUIREMENTS

                                                         INITIAL      ADDITIONAL
                                                        INVESTMENT    INVESTMENT
--------------------------------------------------------------------------------
Regular Account                                         $   2,500     $      50
Retirement Account or Custodial Account under
the Uniform Gifts/Transfers to Minors Act ("UGTMA")     $   1,000     $      50
Investments through the Automatic Investment Plan       $     100     $      50
--------------------------------------------------------------------------------

INVESTOR ALERT: Touchstone may change these initial and additional investment minimums at any time.

OPENING AN ACCOUNT

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING AN ACCOUNT

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time ("ET")) on the day that your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

INVESTING IN THE FUND

BY MAIL OR THROUGH YOUR FINANCIAL ADVISOR

o Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds. We do not accept third party checks for initial investments.

o Send your check with the completed investment application by regular mail to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202-4203.

o Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

o     You may also open an account through your financial advisor.

BY EXCHANGE

o Class Z shares may be exchanged into any other existing Touchstone Class Z Fund at NAV or any Touchstone Class A Fund at NAV. Class Z shares may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund - Institutional Class.

o     You do not have to pay an exchange fee for your exchange.

o You should carefully review the disclosure provided in the Prospectus relating to the exchanged-for Fund before making an exchange of your Fund shares.

THROUGH RETIREMENT PLANS

You may invest in the Fund through various retirement plans. These include individual retirement plans and employer sponsored retirement plans.

INDIVIDUAL RETIREMENT PLANS

o     Traditional Individual Retirement Accounts ("IRAs")

o     Savings Incentive Match Plan for Employees ("SIMPLE IRAs")

o     Spousal IRAs

o     Roth Individual Retirement Accounts ("Roth IRAs")

o     Coverdell Education Savings Accounts ("Education IRAs")

o     Simplified Employee Pension Plans ("SEP IRAs")

EMPLOYER SPONSORED RETIREMENT PLANS

o     Defined benefit plans

o Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)

o     457 plans

SPECIAL TAX CONSIDERATION

To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone at 1.800.543.0407 or contact your financial advisor.

THROUGH A PROCESSING ORGANIZATION

You may also purchase shares of the Fund through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Touchstone Funds have authorized certain processing organizations ("Authorized Processing Organizations") to receive purchase and sales orders on their behalf. Before investing in the Fund through a processing organization, you should read any materials provided by the processing organization together with this Prospectus. You should also ask the processing organization if they are authorized by Touchstone to receive purchase and sales orders on their behalf. If the processing organization is not authorized, then your purchase order could be rejected which could subject your investment to market risk. When shares are purchased with an Authorized Processing Organization, the Authorized Processing Organization may:

      o     Charge a fee for its services

      o     Act as the shareholder of record of the shares

      o     Set different minimum initial and additional investment requirements

      o     Impose other charges and restrictions

      o Designate intermediaries to accept purchase and sales orders on the Fund's behalf

Touchstone considers a purchase or sales order as received when an Authorized Processing Organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV or offering price (which is NAV plus any applicable sales charge), if applicable, next computed after such order is received in proper form by an Authorized Processing Organization, or its authorized designee.

Shares held through an Authorized Processing Organization may be transferred into your name following procedures established by your Authorized Processing Organization and Touchstone. Certain Authorized Processing Organization may receive compensation from the Fund, Touchstone, Touchstone Advisors or their affiliates.

It is the responsibility of the Authorized Processing Organization to transmit properly completed orders so that they will be received by Touchstone in a timely manner.

PRICING OF PURCHASES

We price direct purchases in the Fund based upon the next determined public offering price (NAV plus any applicable sales charge) after your order is received. Direct purchase orders received by Touchstone, or an Authorized Processing Organization, by the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. ET, are processed at that day's public offering price. Direct purchase orders received by Touchstone, or an Authorized Processing Organization, after the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at the public offering price next determined on the following business day. It is the responsibility of Touchstone's Authorized Processing Organization to transmit orders that will be received by Touchstone in proper form and in a timely manner.

ADDING TO YOUR ACCOUNT

BY CHECK

o Complete the investment form provided at the bottom of a recent account statement.

o Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.

o     Write your account number on the check.

o Either: (1) Mail the check with the investment form to Touchstone; or (2) Mail the check directly to your financial advisor at the address printed on your account statement. Your financial advisor is responsible for forwarding payment promptly to Touchstone.

o If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

BY WIRE

o     Contact Touchstone or your financial advisor for further instructions.

o Contact your bank and ask it to wire federal funds to Touchstone. Specify your name and account number when remitting the funds.

o     Your bank may charge a fee for handling wire transfers.

o Purchases in the Fund will be processed at that day's NAV (or public offering price, if applicable) if Touchstone receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

BY EXCHANGE

o You may add to your account by exchanging shares from an unaffiliated mutual fund or from another Touchstone Fund.

o For information about how to exchange shares among the Touchstone Funds, see "Opening an Account - By exchange" in this Prospectus.

PURCHASES WITH SECURITIES

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the Fund's investment goal and is otherwise acceptable to Touchstone Advisors.

AUTOMATIC INVESTMENT OPTIONS

The various ways that you can automatically invest in the Fund are outlined below. Touchstone does not charge any fees for these services. For further details about these services, call Touchstone at 1.800.543.0407.

AUTOMATIC INVESTMENT PLAN. You can pre-authorize monthly investments in the Fund of $50 or more to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the investment application to do this. Amounts that are automatically invested in the Fund will not be available for redemption until three business days after the automatic reinvestment.

REINVESTMENT/CROSS REINVESTMENT. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Touchstone Fund within the same class of shares without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application. You may also choose to have your dividends or capital gains paid to you in cash. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

DIRECT DEPOSIT PURCHASE PLAN. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in the Fund.

DOLLAR COST AVERAGING. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis. You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other. The applicable sales charge, if any, will be assessed.

SELLING YOUR SHARES

You may sell some or all of your shares on any day that the Fund calculates its NAV. If your request is received by Touchstone, or an Authorized Processing Organization, in proper form by the close of regular trading on the NYSE (usually 4:00 p.m. ET), you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.

BY TELEPHONE

o You can sell or exchange your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application. You may only sell shares over the telephone if the amount is less than $100,000.

o     To sell your Fund shares by telephone, call Touchstone at 1.800.543.0407.

o Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone.

o If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.

o Interruptions in telephone service could prevent you from selling your shares by telephone when you want to. When you have difficulty making telephone sales, you should mail to Touchstone (or send by overnight delivery), a written request for the sale of your shares.

o In order to protect your investment assets, Touchstone will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone will not be liable, in those cases. Touchstone has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

      o     Requiring personal identification

      o Making checks payable only to the owner(s) of the account shown on Touchstone's records

      o Mailing checks only to the account address shown on Touchstone's records

      o Directing wires only to the bank account shown on Touchstone's records

      o Providing written confirmation for transactions requested by telephone

      o     Digitally recording instructions received by telephone

BY MAIL

o     Write to Touchstone.

o     Indicate the number of shares or dollar amount to be sold.

o     Include your name and account number.

o Sign your request exactly as your name appears on your investment application.

o You may be required to have your signature guaranteed (See "Signature Guarantees" in this Prospectus for more information).

BY WIRE

o     Complete the appropriate information on the investment application.

o You may be charged a fee by the Fund or Fund's Authorized Processing Organization for wiring redemption proceeds. You may also be charged a fee by your bank.

o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

o Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction. Contact Touchstone for more information.

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

o You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

o     Withdrawals can be made monthly, quarterly, semiannually or annually.

o     There is no fee for this service.

o     There is no minimum account balance required for retirement plans.

SPECIAL TAX CONSIDERATION

Systematic withdrawals may result in the sale of your shares at a loss or may result in taxable investment gains.

THROUGH YOUR FINANCIAL ADVISOR OR AUTHORIZED PROCESSING ORGANIZATION

o You may also sell shares by contacting your financial advisor or Authorized Processing Organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial advisor or, if applicable, the Authorized Processing Organization.

o Your financial advisor or Authorized Processing Organization is responsible for making sure that sale requests are transmitted to Touchstone in proper form and in a timely manner.

SPECIAL TAX CONSIDERATION

Selling your shares may cause you to incur a taxable gain or loss.

INVESTOR ALERT: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone's records.

SIGNATURE GUARANTEES

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Some circumstances that may require an original Medallion Signature Guarantee include:

o     Proceeds from the sale of shares of $100,000 or more

o Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

o     Proceeds are being sent to an address other than the address of record

o Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual's account

o Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

o Proceeds or shares are being sent/transferred between accounts with different account registrations

MARKET TIMING POLICY

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Fund will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Fund by shareholders. The Fund will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder's accounts. While the Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Fund cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or
(ii) made more than 2 "round-trip" exchanges within a rolling 90 day period. A "round-trip" exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder's exchange privileges and subsequent exchange requests during the suspension will not be processed. The Funds may also restrict or refuse to process purchases by the shareholder. These policies and procedures generally do not apply to purchases and redemptions of Money Market Funds (except in the case of an exchange request into a Touchstone non-money market fund), exchanges between Money Market Funds and systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's market-timing policy; (2) furnish the Fund, upon their request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund applies these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will they enter into any such arrangements in the future.

HOUSEHOLDING POLICY

The Fund will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as "householding," reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Fund through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

RECEIVING SALE PROCEEDS

Touchstone will forward the proceeds of your sale to you (or to your financial advisor or Authorized Processing Organization) within 7 days (normally within 3 business days) after receipt of a proper request.

PROCEEDS SENT TO FINANCIAL ADVISORS OR AUTHORIZED PROCESSING ORGANIZATIONS. Proceeds that are sent to your financial advisor or Authorized Processing Organization will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial advisor or Authorized Processing Organization may benefit from the use of your money.

FUND SHARES PURCHASED BY CHECK. We may delay mailing your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.

LOW ACCOUNT BALANCES. If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you. This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act ("UGTMA"). Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

DELAY OF PAYMENT. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

o     When the NYSE is closed on days other than customary weekends and holidays

o     When trading on the NYSE is restricted

o When an emergency situation causes the Sub-Advisor to not be reasonably able to dispose of certain securities or to fairly determine the value of the Fund's net assets

o     During any other time when the SEC, by order, permits

REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value. Shareholders may incur transaction and brokerage costs when they sell these portfolio securities.

PRICING OF FUND SHARES

The Fund's share price (also called "NAV") and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open. The Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone or an Authorized Processing Organization.

The Fund's equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). The Fund may use pricing services to determine market value for investments. Some specific pricing strategies follow:

o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost.

o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

Although investing in foreign securities is not a principal investment strategy of the Fund, any foreign securities held by the Fund will be priced as follows:

o All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the security may be priced based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

o Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when the Fund does not price its shares, the Fund's NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by the Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. Any debt securities held by the Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities. The Fund may use fair value pricing under the following circumstances, among others:

o If the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded.

o If a security, such as a small cap or micro cap security, is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

o If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation.

The use of fair value pricing has the effect of valuing a security based upon the price the Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available. With respect to any portion of the Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.




SPECIAL TAX CONSIDERATION

You should consult your tax advisor to address your own tax situation and the impact an investment in the Fund will have on your own tax situation.

The Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Short Duration Fixed Income Fund declares investment income, if any, daily and distributes it monthly as a dividend to shareholders. The Fund makes distributions of capital gains, if any, at least annually. If you own shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive income dividends and distributions of capital gains in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing or by phone prior to the date of distribution. Your election will be effective for dividends and distributions paid after we receive your notice. To cancel your election, simply send written notice to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202-4203, or call Touchstone at 1.800.543.0407.

TAX INFORMATION

DISTRIBUTIONS. The Fund will make distributions that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund has held its assets). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest such dividends in additional shares of the Fund or choose to receive cash.

ORDINARY INCOME. Net investment income (except for qualified dividends) and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to noncorporate shareholders in taxable years beginning before January 11, 2011 and designated by the Fund as "qualified dividend income" are eligible for the 15% long-term capital gain rate.

NET CAPITAL GAINS. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15%.

SALE OR EXCHANGE OF SHARES. It is a taxable event for you if you sell or exchange shares of the Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction.

BACKUP WITHHOLDING. The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by the Fund during the prior taxable year.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding these considerations is included in our SAI. You are urged to consult your tax advisor regarding the effects of an investment in the Fund on your tax situation.

The table that follows presents performance information about Class Z shares of the Fund, including the time period during which the Fund was part of the Turner Funds. The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The financial highlights for the Fund for the years ended September 30, 2008, 2007 and 2006 were audited by Ernst and Young LLP, an independent registered public accounting firm. The financial highlights for all other periods presented were audited by other independent registered public accountants. The report of Ernst and Young LLP, along with the Fund's financial statements and related notes, appears in the 2008 Annual Report for the Fund. You can obtain the Annual Report, which contains more performance information, at no charge by calling
1.800.543.0407. The Annual Report has been incorporated by reference into our SAI.


SHORT DURATION FIXED INCOME FUND - CLASS Z
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                  ------------------------------------------------------------------
                                                                     2008         2007         2006          2005          2004
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                $9.81        $9.76        $9.87        $10.04        $10.14
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income                                           0.45         0.45         0.38          0.31          0.28
     Net realized and unrealized gains (losses) on investments      (0.22)        0.05        (0.07)        (0.10)        (0.10)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     0.23         0.50         0.31          0.21          0.18
------------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                                (0.45)       (0.45)       (0.42)        (0.38)        (0.28)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                      $9.59        $9.81        $9.76         $9.87        $10.04
====================================================================================================================================
Total return                                                         2.36%        5.19%        3.23%         2.12%         1.84%
====================================================================================================================================
Net assets at end of year (000's)                                 $46,989      $59,192      $76,090      $112,833      $172,213
====================================================================================================================================
Ratio of net expenses to average net assets                          0.74%        0.74%        0.72%         0.61%         0.46%
Ratio of gross expenses to average net assets                        0.94%        0.82%        0.74%         0.66%         0.60%
Ratio of net investment income to average net assets                 4.60%        4.62%        3.97%         3.18%         2.49%
Portfolio turnover rate                                                25%          21%          10%           46%           84%

TOUCHSTONE INVESTMENTS*

DISTRIBUTOR
Touchstone Securities, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH  45202-4203
1.800.638.8194
www.touchstoneinvestments.com

INVESTMENT ADVISOR
Touchstone Advisors, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203

TRANSFER AGENT
JPMorgan Chase Bank, N.A.
303 Broadway, Suite 900
Cincinnati, OH 45202-4203

SHAREHOLDER SERVICES
1.800.543.0407

* A Member of Western & Southern Financial Group

The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group:
Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds, and Touchstone Select.

For investors who want more information about the Fund, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed information about the Fund and is legally a part of this Prospectus.

ANNUAL/SEMIANNUAL REPORTS ("FINANCIAL REPORTS"): The Fund's Financial Reports provide additional information about the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Fund by contacting your financial advisor, or the Fund at:

Touchstone Investments
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1.800.543.0407

The SAI and Financial Reports are also available on the Touchstone Investments website at http://www.touchstoneinvestments.com.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. You can receive information about the operation of the public reference room by calling the SEC at 1.202.942.8090.

Reports and other information about the Fund are available on the EDGAR database of the SEC's internet site at http://www.sec.gov. For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act file no. 811-08104

                          TOUCHSTONE FUNDS GROUP TRUST

                       TOUCHSTONE VALUE OPPORTUNITIES FUND
                   TOUCHSTONE DIVERSIFIED SMALL CAP VALUE FUND
                    TOUCHSTONE CLOVER CORE FIXED INCOME FUND
                TOUCHSTONE ULTRA SHORT DURATION FIXED INCOME FUND
                   TOUCHSTONE SHORT DURATION FIXED INCOME FUND
                   TOUCHSTONE SANDS CAPITAL SELECT GROWTH FUND
                             TOUCHSTONE MID CAP FUND
                  TOUCHSTONE HEALTHCARE AND BIOTECHNOLOGY FUND
                  TOUCHSTONE SMALL CAP VALUE OPPORTUNITIES FUND
                      TOUCHSTONE PREMIUM YIELD EQUITY FUND
                      TOUCHSTONE INTERNATIONAL GROWTH FUND


                                FEBRUARY 1, 2009

This Statement of Additional Information ("SAI") is not a prospectus and relates only to the above-referenced funds (each a "Fund" and, together, the "Funds"). It is intended to provide additional information regarding the activities and operations of the Touchstone Funds Group Trust (the "Trust") and should be read in conjunction with the Touchstone(R) Funds Group Trust Prospectuses dated February 1, 2009. The Funds' audited financial statements are contained in the Trust's Annual Report, which is incorporated into and deemed to be part of this SAI. A copy of the Prospectuses, Annual Report and Semiannual Report may be obtained without charge by calling 1-800-543-0407, in Cincinnati 513-362-4921, or by visiting our website at www.touchstoneinvestments.com.

                                TABLE OF CONTENTS


THE TRUST....................................................................

PERMITTED INVESTMENTS AND RISK FACTORS.......................................

INVESTMENT LIMITATIONS.......................................................

THE ADVISOR AND SUB-ADVISORS.................................................

THE ADMINISTRATOR............................................................

DISTRIBUTION AND SHAREHOLDER SERVICES........................................

TRUSTEES AND OFFICERS OF THE TRUST...........................................

PURCHASE AND REDEMPTION OF SHARES............................................

DETERMINATION OF NET ASSET VALUE.............................................

TAXES........................................................................

PORTFOLIO TRANSACTIONS.......................................................

DISCLOSURE OF PORTFOLIO HOLDINGS.............................................

VOTING.......................................................................

DESCRIPTION OF SHARES........................................................

SHAREHOLDER LIABILITY........................................................

LIMITATION OF TRUSTEES' LIABILITY............................................

CODE OF ETHICS...............................................................

PROXY VOTING.................................................................

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS...................................

CUSTODIAN....................................................................

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................

LEGAL COUNSEL................................................................

FINANCIAL STATEMENTS.........................................................

APPENDIX A - DESCRIPTION OF CORPORATE BOND RATINGS...........................A-1

APPENDIX B - PROXY VOTING POLICIES...........................................B-1

THE TRUST


This SAI relates only to the Touchstone Value Opportunities Fund ("Value Opportunities Fund") (formerly Constellation Clover Core Value Fund), Touchstone Diversified Small Cap Value Fund ("Diversified Small Cap Value Fund") (formerly Constellation Clover Small Cap Value Fund), Touchstone Clover Core Fixed Income Fund ("Clover Core Fixed Income Fund") (formerly Constellation Clover Core Fixed Income Fund), Touchstone Ultra Short Duration Fixed Income Fund ("Ultra Short Duration Fixed Income Fund") (formerly Constellation Chartwell Ultra Short Duration Fixed Income Fund), Touchstone Short Duration Fixed Income Fund ("Short Duration Fixed Income Fund") (formerly Constellation Chartwell Short Duration Fixed Income Fund), Touchstone Sands Capital Select Growth Fund ("Sands Capital Select Growth Fund") (formerly Constellation Sands Capital Select Growth Fund), Touchstone Mid Cap Fund ("Mid Cap Fund") (formerly Constellation TIP Mid Cap
Fund), Touchstone Healthcare and Biotechnology Fund ("Healthcare and Biotechnology Fund") (formerly TIP Healthcare and Biotechnology Fund), Touchstone Small Cap Value Opportunities Fund ("Small Cap Value Opportunities Fund") (formerly Constellation TIP Small Cap Value Opportunities Fund), Touchstone Premium Yield Equity Fund ("Premium Yield Equity Fund") and Touchstone International Growth Fund ("International Growth Fund"). Each Fund is a separate series of the Touchstone Funds Group Trust (formerly, Constellation Funds, formerly Alpha Select Funds) (the "Trust"), an open-end management investment company established as a Delaware business trust under an Agreement and Declaration of Trust dated October 25, 1993, as amended through March 24, 2004, and November 20, 2006 (the "Declaration of Trust"), which consists of both diversified and non-diversified Funds. All Funds are diversified expect for the International Growth Fund, the Sands Capital Select Growth Fund and the Healthcare and Biotechnology Fund. Prior to November 20, 2006, the name of the Trust was Constellation Funds. Effective November 20, 2006, the Trust's name changed to Touchstone Funds Group Trust. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the "shares") and separate classes of funds. Each Fund is a separate mutual fund and each share of each Fund represents an equal proportionate interest in that Fund.

The Trust offers six separate classes of shares: Class A, Class C, Class Z, Class Y, Class I and Institutional shares. The shares of a Fund represent an interest in the same assets of such Fund, have the same rights and are identical in all material respects except that: (i) each class of shares may bear different (or no) distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (v) certain classes offer different features and services to shareholders. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

The Trust's Funds and Classes thereof that are currently offered are listed below:


-------------------------------------------------------------------------------------------------------------
FUNDS                                     CLASS I   CLASS A    CLASS C   CLASS Y    CLASS Z     INSTITUTIONAL
                                                                                                    CLASS
-------------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund                      x          x
-------------------------------------------------------------------------------------------------------------
Small Cap Value Opportunities Fund                                                     x
-------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                               x          x                    x
-------------------------------------------------------------------------------------------------------------
Diversified Small Cap Value Fund                       x          x                    x
-------------------------------------------------------------------------------------------------------------
Clover Core Fixed Income Fund                x
-------------------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund                                                 x
-------------------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund                                                       x
-------------------------------------------------------------------------------------------------------------
Mid Cap Fund                                           x          x                    x              x
-------------------------------------------------------------------------------------------------------------
Sands Capital Select Growth Fund                                            x          x
-------------------------------------------------------------------------------------------------------------
Premium Yield Equity Fund                              x          x         x
-------------------------------------------------------------------------------------------------------------
International Growth Fund                              x          x         x
-------------------------------------------------------------------------------------------------------------

Effective as of the close of business on May 7, 2004, the Value Opportunities Fund, Diversified Small Cap Value Fund, Clover Core Fixed Income Fund, Ultra Short Duration Fixed Income Fund, Short Duration Fixed Income Fund, Small Cap Value Opportunities Fund and Healthcare and Biotechnology Fund acquired all of the assets and liabilities of the Turner Funds' Turner Core Value Fund, Turner Small Cap Value Fund, Turner Core Fixed Income Fund, Turner Ultra Short Duration Fixed Income Fund, Turner Short Duration Fixed Income Fund, Turner Small Cap Value Opportunities Fund and Turner Healthcare and Biotechnology Fund (each a "Constellation Turner Fund"), respectively. Performance information relating to an aforementioned Fund presented prior to May 7, 2004 refers to the Fund's performance as a predecessor Constellation Turner Fund.

Effective as of the close of business on July 30, 2004, the Sands Capital Select Growth Fund acquired all of the assets and liabilities of the Pitcairn Select Growth Fund. Performance information relating to an aforementioned Fund presented prior to July 30, 2004 refers to the Fund's performance as the Pitcairn Select Growth Fund.

Effective as of the close of business on April 14, 2005, the Mid Cap Fund acquired all of the assets and liabilities of the Constellation Institutional Portfolios' Midcap Core Portfolio (the "predecessor CIP Midcap Core Portfolio"). Performance information presented prior to April 15, 2005 refers to the Fund's performance as the predecessor CIP Midcap Core Portfolio.

Effective as of the close of business on September 27, 2008, the International Growth Fund acquired all of the assets and liabilities of the Navellier International Growth Portfolio (the "predecessor Navellier International Portfolio"). Performance information presented prior to September 27, 2008 refers to the Fund's performance as the predecessor Navellier International Portfolio.

PERMITTED INVESTMENTS AND RISK FACTORS


Each Fund's principal strategy and principal risks are described in the Prospectuses. Unless otherwise indicated, each Fund may invest in each of the investments listed below, or engage in each of the investment techniques listed below as a non-principal investment strategy.


AMERICAN DEPOSITARY RECEIPTS ("ADRS")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.


The Clover Core Fixed Income Fund, Ultra Short Duration Fixed Income Fund and Short Duration Fixed Income Fund do not invest in ADRs.


ASSET-BACKED SECURITIES

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

BORROWING


The Funds may borrow money for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.


BUSINESS DEVELOPMENT COMPANIES

Business development companies ("BDCs") are a type of closed-end fund regulated under the Investment Company Act of 1940, as amended (the "1940 Act"). BDCs are publicly-traded mezzanine/private equity funds that typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for capital raising. BDCs are unique in that at least 70% of their investments must be made to private U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. BDCs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). BDCs have expenses associated with their operations. Accordingly, the Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based fees, charged by the BDCs in which it invests.

Investments in BDCs are subject to various risks, including management's ability to meet the BDC's investment objective, and to manage the BDC's portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their net asset value. The Premium Yield Equity Fund may invest up to 10% of its net assets in BDCs.

CANADIAN INCOME TRUSTS

Canadian Income Trusts are a qualified income trust as designated by the Canada Revenue Agency that operates as a profit-seeking corporation. This type of income trust, which pays out all earnings to unit holders before paying taxes, is usually traded publicly on a securities exchange. Canadian income trusts enjoy special corporate tax privileges. The Premium Yield Equity Fund may invest up to 10% of its net assets in Canadian Income Trusts.

CONVERTIBLE SECURITIES

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.


The Ultra Short Duration Fixed Income Fund and Short Duration Fixed Income Fund do not invest in convertible securities.

PREFERRED STOCK

Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

DERIVATIVES


Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options on securities (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., collateralized mortgage obligations (("CMOs")), real estate mortgage investment conduits ("REMICs"), interest-only ("IOs") and principal-only ("POs"), when issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., receipts and separately traded registered interested and principal securities (("STRIPs")), privately issued stripped securities (e.g., TGRs, TRs, and CATs). These various instruments are discussed later in this section.


EQUITY-LINKED WARRANTS

Equity linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs). Being American style warrants, they can be exercised at any time. The warrants are U.S. dollar denominated and priced daily on several international stock exchanges.

EUROBONDS

A Eurobond is a bond denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars (U.S. dollars held in banks outside of the United States), they may pay principal and interest in other currencies.

EXCHANGE TRADED FUNDS

Exchange traded funds ("ETFs") represent shares of ownership in either mutual funds, unit investment trusts, or depositary receipts that hold portfolios of common stocks which closely track the performance and dividend yield of specific indices, either broad market, sector or international. ETFs allow an investor to buy or sell an entire portfolio of stocks in a single security which is priced and can be bought and sold throughout the trading day. A Fund could purchase an ETF to gain exposure to a portion of the U.S. or foreign market, or while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees and other fees and expenses that are incurred directly by the Fund that increase their costs versus the costs of owning the underlying securities directly.

For hedging or other purposes, each Fund may invest in ETFs that seek to track the composition and/or performance of specific indices or portions of specific indices. Certain ETFs are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include SPDRs(R), Select Sector SPDRs(R), DIAMONDS(SM), NASDAQ 100 Shares, and iShares.


ETFs are considered investment companies under the 1940 Act. Ordinarily, investments in ETFs are subject to the limitations on investments in other investment companies, as described in the section entitled "Investment Company Shares". However, pursuant to an order issued by the SEC to the iShares Funds and the iShares Trust, and procedures approved by the Board of Trustees, each Fund, except the predecessor Constellation Turner Funds and Mid Cap Fund may invest in iShares ETFs in excess of the 5% and 10% limits, provided that the Fund invests in ETFs and other short-term investments pursuant to the policies and procedures adopted by the Board of Trustees and otherwise complies with the conditions of the SEC exemptive order, as it may be amended, and any other applicable investment limitations. See also "Investment Company Shares."


FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward foreign currency contracts to manage foreign currency exposure and as a hedge against possible variations in foreign exchange rates. The Funds may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Funds, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. The Funds also may invest in foreign currency futures and in options on currencies. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency.

By entering into forward foreign currency contracts, a Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize a gain or loss from currency transactions.

When entering into a contract for the purchase or sale of a security in a foreign currency, a Fund may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

Also, when a Fund's portfolio manager anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward foreign currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into U.S. dollars. A Fund will place assets in a segregated account or otherwise earmark assets as cover to assure that its obligations under forward foreign currency contracts are covered.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return. In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian or otherwise earmark assets as cover. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

GOVERNMENT PASS-THROUGH SECURITIES

Government Pass-Through Securities are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association (GNMA), Fannie Mae and Freddie Mac. GNMA, Fannie Mae and Freddie Mac guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. Freddie Mac generally guarantees only the ultimate collection of principal of the underlying mortgage loan. Certain federal agencies, such as the GNMA, have been established as instrumentalities of the United States government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the U.S. Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities). Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") that are guaranteed as to the timely payment of principal and interest by GNMA and are backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") that are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-backed securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "PC's"). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In September 2008, the Federal Housing Finance Agency ("FHFA"), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship, and each remains liable for all of its obligations, including its guarantee obligations, associated with its mortgage-backed securities. It is unclear what, if any, effect the conservatorship of Fannie Mae and Freddie Mac will have on the securities issued or guaranteed by Fannie Mae and Freddie Mac.


MORTGAGE DOLLAR ROLLS

Mortgage "dollar rolls" are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid any leveraging concerns, a Fund will place U.S. government or other liquid securities in a segregated account or otherwise earmark assets as cover in an amount sufficient to cover its repurchase obligation.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length. The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted emerging country equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Because these types of securities are thinly traded, if at all, and market prices for these types of securities are generally not readily available, the Fund typically determines the price for these types of securities in good faith in accordance with policies and procedures adopted by the Board of Trustees. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.


In addition, the Funds believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, "special situations") could enhance the Funds' capital appreciation potential. To the extent these investments are deemed illiquid, the Funds' investment in them will be consistent with their applicable restriction on investment in illiquid securities. Investments in special situations and certain other instruments may be liquid, as determined by the Funds' Advisor and/or Sub-Advisors based on criteria approved by the Board of Trustees.


INITIAL PUBLIC OFFERINGS ("IPOS")

Due to the typically small size of the IPO allocation available to the Funds and the nature and market capitalization of the companies involved in IPOs, a Fund's Advisor and/or Sub-Advisors will often purchase IPO shares that would qualify as a permissible investment for a Fund but will, instead, decide to allocate those IPO purchases to other funds they advise. Any such allocation will be done on a non-discriminatory basis. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. By selling shares of an IPO, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders.

Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

INVESTMENT COMPANY SHARES

Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made, except as noted below in the discussion of the exemptive order from the SEC: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Funds. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

The Advisor has received an exemptive order from the Securities and Exchange Commission ("SEC") that permits the funds it manages to invest their uninvested cash or cash collateral in one or more affiliated money market funds. Each Fund (subject to its investment limitations) may invest up to 25% of its total assets in affiliated money market funds.

See also "Investment Limitations" and "Exchange Traded Funds."

LEVERAGING

Leveraging a Fund creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on the Fund's portfolio. Although the principal amount of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced.


Because the Securities and Exchange Commission (the "SEC") staff believes that, among other transactions, reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage. The requirement that such transactions be fully collateralized by assets segregated by the Funds' custodian or otherwise subject to "covering" techniques imposes a practical limit on the leverage these transactions create. As a matter of operating policy, no Fund will purchase additional securities when borrowings exceed 5% of total assets. In addition, the Short Duration Fixed Income Fund will not use leverage if, as a result, the effective duration of its portfolio would not be between one and three years.


LOWER-RATED SECURITIES


The Funds, except for the Ultra Short Duration Fixed Income Fund and Short Duration Fixed Income Fund, may invest in lower-rated bonds commonly referred to as "junk bonds" or high-yield/high-risk securities. Lower-rated securities are defined as securities rated below the fourth highest rating category by a nationally recognized statistical rating organization (NRSRO). Such obligations are speculative and may be in default. There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by a Fund. Lower-rated or unrated (i.e., high-yield) securities are more likely to react to developments affecting issuers than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high-yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short-term investing.


Adverse economic developments can disrupt the market for high-yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, a Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating each Fund's net asset value.

Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high-yield securities.

Growth of High-Yield, High-Risk Bond Market: The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower-rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Fund's ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

Sensitivity to Interest Rate and Economic Changes: Lower-rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

Payment Expectations: High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing a Fund's rate of return.


Taxes: A Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code even though the Fund has not received any interest payments on such obligations during that period. Because the original issue discount earned by the Fund in a taxable year is not represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income. See "Taxation of the Funds".

MASTER LIMITED PARTNERSHIPS

Master limited partnerships ("MLPs") are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (like the Fund that invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. Generally speaking, MLP investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are fairly leveraged and typically carry a portion of "floating" rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to transact accretive acquisitions. To the extent that an MLP's interests are all in a particular industry, the MLP will, accordingly, be negatively impacted by economic events impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

MONEY MARKET INSTRUMENTS

Money market securities are high-quality, dollar-denominated, short-term debt instruments. They include: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

OBLIGATIONS OF SUPRANATIONAL ENTITIES

Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

OPTIONS

A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund will pay a premium when purchasing put and call options. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put or otherwise earmark assets as cover.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.


A Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by the Fund and where the transactions are appropriate to reduce the Fund's interest rate risks. There can be no assurance that hedging transactions will be successful. A Fund also could be exposed to risks if it cannot close out its futures or options positions because of any illiquid secondary market.


Futures and options have effective durations that, in general, are closely related to the effective duration of the securities that underlie them. Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of a Fund's portfolio.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PAY-IN-KIND BONDS

Pay-in-kind bonds are securities which, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

PRIVATIZATION

Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

RECEIPTS

Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on a security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

REITS

The Funds may invest in REITs, which pool investors' money for investment in income producing commercial real estate or real estate related loans or interests.


A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in a Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.


REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (Touchstone Advisors monitors compliance with this requirement).


The Ultra Short Duration Fixed Income and Short Duration Fixed Income Funds may invest in repurchase agreements as part of their principal investment strategies as more fully described in the Prospectus.


REVERSE REPURCHASE AGREEMENT, DOLLAR ROLL AND REVERSE DOLLAR ROLL TRANSACTIONS

A reverse repurchase agreement involves a sale by a Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. Reverse repurchase agreements are considered borrowing by the Fund. A dollar roll transaction involves a sale by a Fund of an eligible security to a financial institution concurrently with an agreement by the Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price. A reverse dollar roll transaction involves a purchase by a Fund of an eligible security from a financial institution concurrently with an agreement by the Fund to resell a similar security to the institution at a later date at an agreed-upon price. Each Fund will fully collateralize its reverse repurchase agreements, dollar roll and reverse dollar roll transactions in an amount at least equal to the Fund's obligations under the reverse repurchase agreement, dollar roll or reverse dollar roll transaction by segregating or otherwise earmarking cash or other liquid securities.

RIGHTS

Rights give existing shareholders of a corporation the right, but not the obligation, to buy shares of the corporation at a given price, usually below the offering price, during a specified period.

ROYALTY TRUSTS

Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The Premium Yield Equity Fund may invest up to 10% of its net assets in royalty trusts.

RULE 144A SECURITIES


Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"). Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the liquidity of Rule 144a securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Trust's Board of Trustees. The Mid Cap Fund may not purchase Rule 144a securities.


SECURITIES LENDING

In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of: (1) cash in U.S. dollars or foreign currency; (2) securities issued or fully guaranteed by the United States government or issued and unconditionally guaranteed by any agencies thereof or issued or fully guaranteed by a foreign sovereign; or (3) irrevocable performance letters of credit issued by banks approved by each Fund. All collateral must equal at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. The SEC currently requires that the following conditions must be met whenever the Fund's portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time;
(4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.

SECURITIES OF FOREIGN ISSUERS

The Funds may invest in securities of foreign issuers and in sponsored and unsponsored ADRs. Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States. Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of a Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. Moreover, investments in emerging market nations may be considered speculative, and there may be a greater potential for nationalization, expropriation or adverse diplomatic developments (including war) or other events that could adversely affect the economies of such countries or investments in such countries.


The International Growth Fund invests in securities of foreign issuers as part of its principal investment strategy as more fully described in the Prospectus. The International Growth Fund may invest up to 20% of its total assets in emerging market securities. Emerging market securities may carry more risk than other foreign securities.


SHORT SALES

In a short sale, a Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest, which accrue during the period of the loan.

A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered," whether by placing assets in a segregated account or otherwise earmarking assets as cover in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short, or otherwise. Any Fund that engages in short sales will comply with these requirements.

SOVEREIGN DEBT

The cost of servicing sovereign debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

TIME DEPOSITS

Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. GOVERNMENT SECURITIES

U.S. government securities are bills, notes and bonds issued by the U.S. government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as separately traded registered interest and principal securities ("STRIPS") and coupons under book entry safekeeping ("CUBES"). They also include Treasury inflation-protection securities ("TIPS").

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring the securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

YANKEE OBLIGATIONS

Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue securities under Rule 144A of the 1933 Act. These consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Yankee obligations, as obligations of foreign issuers, are subject to the same types of risks discussed above in "Foreign Securities".

The Yankee obligations selected for the Funds will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

ZERO COUPON SECURITIES

Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "income" annually. Because a Fund will distribute its "income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Fund will have fewer assets with which to purchase income producing securities. In the event of adverse market conditions, zero coupon securities may be subject to greater fluctuations in value and may be less liquid than comparably rated securities paying cash interest at regular interest payment periods.


Corporate or municipal zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate and municipal zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.


INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less. Except for the limitations on illiquid securities and bank borrowings, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from this policy.

The Value Opportunities Fund, Diversified Small Cap Value Fund, Clover Core Fixed Income Fund, Ultra Short Duration Fixed Income Fund, Short Duration Fixed Income Fund, Small Cap Value Opportunities Fund, and Healthcare and Biotechnology Fund may not, except as otherwise provided below:


1. With respect to 75% of the Fund's assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or
      (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This does not apply to the Healthcare and Biotechnology Fund.


2. Invest more than 25% of the Fund's assets in securities issued by companies in a single industry or related group of industries. This limitation does not apply to the Healthcare and Biotechnology Fund (which invests 25% or more of its assets in securities of issuers conducting their principal business activities in the healthcare and/or biotechnology industries). To that extent, the Healthcare and Biotechnology Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry in greater proportion than funds that are more diversified by industry.


3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. Each Fund will not purchase securities while its borrowings exceed 5% of its total assets.

4. Make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations and/or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies. The loans cannot exceed 33 1/3% of a Fund's assets. A Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted to the Fund by the SEC.

      For example, at a minimum, the Fund will not make any such loans unless all requirements regarding common control and ownership of Fund shares are met.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The Sands Capital Select Growth Fund, Premium Yield Equity Fund and International Growth Fund may not:

1. Purchase any securities which would cause 25% or more of the net assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

2. Borrow money from banks in an amount which exceeds 33 1/3% of the value of its total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes.

3. Purchase or sell real estate, although it may purchase or sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein (including REITs).

4. Purchase or sell physical commodities (which shall not, for purposes of this restriction, include currencies), or commodities contracts, except that each Fund may (i) purchase or sell marketable securities issued by companies which own or invest in commodities (including currencies), or commodities contracts; and (ii) enter into commodities and futures contracts relating to securities, currencies, indexes or any other financial instruments, such as financial futures contracts and options on such contracts.

5. Make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations and/or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies. The loans cannot exceed 33 1/3% of a Fund's assets. A Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted to the Fund by the SEC.

      For example, at a minimum, the Fund will not make any such loans unless all requirements regarding common control and ownership of Fund shares are met.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC, or SEC staff interpretation.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security or when selling its own shares.

8. The Premium Yield Equity Fund may not, with respect to 75% of its total assets, (i) purchase the securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities or cash items) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

The Mid Cap Fund may not:


1. Invest 25% or more of the value of its total assets in the securities (other than U.S. government securities) of issuers engaged in any single industry.

2. Issue senior securities representing stock, except to the extent permitted by the 1940 Act. In addition, the Fund will not issue senior securities representing indebtedness, except as otherwise permitted under the 1940 Act.

3. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities.

4. Make loans of money or securities to other persons, except through purchasing fixed income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

5. Purchase or sell physical commodities or commodity contracts, except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Purchase or sell real estate or interests therein, except that it may invest in securities of issuers engaged in the real estate industry and may invest in securities secured by real estate or interests therein.

7. Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption there from, as such statute, rules or regulations may be interpreted from time to time.

8. Borrow money except from banks and then in an amount which does not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less the Portfolio's liabilities (other than borrowings), except that the Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes.


The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

      1. Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

      2. Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund's current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its Statement of Additional Information.

      3. Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings (not to exceed 33 1/3% of a Fund's assets) permitted by the fund's fundamental limitation on borrowing.

2. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

3. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% (or 10%, with respect to the Short Duration Fixed Income Fund and Ultra Short Duration Fixed Income Fund) of its net assets would be invested in illiquid securities. Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the Securities Act of 1933 ("the 1933 Act") and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees.


4. The predecessor Constellation Turner Funds and Mid Cap Fund may not invest in companies for the purpose of exercising control.

5. The predecessor Constellation Turner Funds and Mid Cap Fund may not invest its assets in securities of any investment company, except as permitted by the 1940 Act.

6. The predecessor Constellation Turner Funds may not enter into futures contracts and options on futures contracts except as permitted by guidelines in the Funds' statement of additional information.

7. Make investments in securities when outstanding borrowings exceed 5% of the Fund's total assets.

The following investment policies are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees without shareholder approval.

1.    Each Fund may purchase securities on a when-issued basis and borrow money.

2.    Each Fund may enter into futures and options transactions.


3. Each Fund may hold up to 15% (10% for the Short Duration Fixed Income Fund and Ultra Short Duration Fixed Income Fund) of its net assets in illiquid securities.

4. Each Fund, except the Short Duration Fixed Income Fund and Ultra Short Duration Fixed Income Fund, may purchase convertible securities.


5. Each Fund may enter into repurchase agreements not to exceed 33 1/3% of a Fund's assets.

6. Each Fund may purchase fixed income securities, including variable and floating rate instruments and zero coupon securities.

7. Each Fund, except for the Mid Cap Fund, may purchase Rule 144A securities and other restricted securities.

8. Each Fund may purchase obligations of supranational entities in an amount totaling less than 25% of the Fund's total assets.

9. Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash.

THE ADVISOR

Touchstone Advisors, Inc. (the "Advisor"), is the Funds' investment advisor under the terms of an advisory agreement (the "Advisory Agreement") dated March 1, 2006. Under the Advisory Agreement, the Advisor continuously reviews, supervises and administers the Funds' investment program, subject to the supervision of, and policies established by, the Board of Trustees of the Trust (the "Trustees"). The Advisor determines the appropriate allocation of assets to each Fund's sub-advisor(s) (the "Sub-Advisors").

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. Prior to March 1, 2006, the Trust's advisor was Constellation Investment Management Company, LP ("CIMCO").

The continuance of the Advisory Agreement as to the Funds after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Advisor, or by the Advisor on 90 days' written notice to the Trust.

The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western - Southern Mutual Holding Company. Ms. Jill T. McGruder may be deemed to be an affiliate of the Advisor because she is a Director of the Advisor and an officer of affiliates of the Advisor. Ms. McGruder, by reason of these affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

MANAGER OF MANAGER'S STRUCTURE

The Trust, on behalf of each Fund, seeks to achieve its investment goal by using a "manager of managers" structure. Under a manager of managers structure, the Advisor acts as investment adviser, subject to direction from and oversight by the Trustees, to allocate and reallocate the Fund's assets among Sub-Advisors, and to recommend that the Trustees hire, terminate or replace unaffiliated Sub-Advisors without shareholder approval. By reducing the number of shareholder meetings that may have to be held to approve new or additional sub-advisors for the Fund, the Trust anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies, with respect to any fund in which the manager of managers approach is chosen.


For the fiscal years ended September 30, 2006, 2007 and 2008, the Trust paid advisory fees and received waivers and reimbursements as shown in the following table:

---------------------------------------------------------------------------------------------------------------------
FUND                                     ADVISORY FEES PAID                          ADVISORY FEES WAIVED
                                       (EXPENSES REIMBURSED)
                           ------------------------------------------------------------------------------------------
                                2006            2007            2008           2006          2007          2008
---------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund      $894,368        $755,058       $1,011,976         $0         $52,231        $26,614
---------------------------------------------------------------------------------------------------------------------
Diversified Small Cap
Value Fund                   $2,800,960      $1,927,264      $1,170,221         $0         $12,845        $21,337
---------------------------------------------------------------------------------------------------------------------
Clover Core Fixed Income
Fund                          $112,640         $91,543         $83,811       $10,218       $24,697        $55,243
---------------------------------------------------------------------------------------------------------------------
Ultra Short Duration
Fixed Income Fund             $563,868        $390,257        $404,936        $4,326       $98,807       $205,930
---------------------------------------------------------------------------------------------------------------------
Short Duration Fixed
Income Fund                   $230,918        $165,561        $132,307       $14,882       $56,515       $104,399
---------------------------------------------------------------------------------------------------------------------
Healthcare and
Biotechnology Fund            $693,675        $500,196        $676,816          $0         $66,492       $127,367
---------------------------------------------------------------------------------------------------------------------
Small Cap Value
Opportunities Fund           $1,774,629      $2,175,657      $1,525,525      $40,282       $286,251      $382,767
---------------------------------------------------------------------------------------------------------------------
Sands Capital Select
Growth Fund                  $3,829,296      $4,376,477      $5,322,750      $551,403      $246,159      $153,618
---------------------------------------------------------------------------------------------------------------------
Mid Cap Fund                  $70,372        $2,470,376      $3,785,848      $79,336       $485,026      $661,074
---------------------------------------------------------------------------------------------------------------------


Fees paid prior to March 1, 2006 represent fees paid to CIMCO.


For the period from its inception (December 3, 2007) through September 30, 2008, the Premium Yield Equity Fund paid advisory fees and received waivers and reimbursements as shown in the following table:

---------------------------------------------------------------------------------------------------------------------
FUND                                     ADVISORY FEES PAID                          ADVISORY FEES WAIVED
                                       (EXPENSES REIMBURSED)
                           ------------------------------------------------------------------------------------------
                                2008                                           2008
---------------------------------------------------------------------------------------------------------------------

Premium Yield Equity Fund     $126,397                                       $72,299
---------------------------------------------------------------------------------------------------------------------

For the fiscal years ended December 31, 2007 and 2006, and the period from January 1, 2008 through September 30, 2008, the International Growth Fund paid advisory fees and received waivers and reimbursements as shown in the following table:

---------------------------------------------------------------------------------------------------------------------
FUND                                     ADVISORY FEES PAID                          ADVISORY FEES WAIVED
                                       (EXPENSES REIMBURSED)
                           ------------------------------------------------------------------------------------------
                                2006            2007            2008           2006          2007          2008
---------------------------------------------------------------------------------------------------------------------
International Growth Fund   ($171,704)*      ($147,383)*     $(152,134)*        $0            $0            $0
---------------------------------------------------------------------------------------------------------------------


* Reflects amount paid to Navellier & Associates, Inc. and Navellier Management, Inc. by the predecessor Navellier International Portfolio pursuant to an investment advisory agreement.

For its services, the Advisor is entitled to receive an investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below. The Advisor pays sub-advisory fees to each Sub-Advisor from its advisory fee.


---------------------------------------------------------------------------------------------------
                      NAME OF FUND                              ANNUAL FEE RATE
---------------------------------------------------------------------------------------------------
Mid Cap Fund                                                         0.80%
---------------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund                                    1.00%
---------------------------------------------------------------------------------------------------
Value Opportunities Fund                                             0.74%
---------------------------------------------------------------------------------------------------
Small Cap Value Fund                                                 0.85%
---------------------------------------------------------------------------------------------------
Clover Core Fixed Income Fund                                        0.45%
---------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund                               0.25%
---------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund                                     0.25%
---------------------------------------------------------------------------------------------------
Small Cap Value Opportunities Fund                                   0.95%
---------------------------------------------------------------------------------------------------
Premium Yield Equity Fund                     0.70% on the first $100 million of assets; 0.65% on
                                                     the value of assets above that amount
---------------------------------------------------------------------------------------------------
International Growth Fund                                            0.90%
---------------------------------------------------------------------------------------------------


As described in the Prospectus, the Sands Capital Select Growth Fund is subject to base investment advisory fees that may be adjusted if the Fund outperforms or under-performs a stated benchmark. The "Highest/Lowest Possible Advisory Fee" column represents the maximum and minimum amount that the Advisor may receive pursuant to the performance fee under the Advisory Agreement. Set forth below is information about the advisory fee arrangements of the Sands Capital Select Growth Fund:

------------------------------------------------------------------------------------------------------------------------
                                                                                                              HIGHEST /
                                                                                                               LOWEST
                                                                                                 ANNUAL       POSSIBLE
                                                                             BASE ADVISORY     ADJUSTMENT     ADVISORY
        FUND              BENCHMARK         REQUIRED EXCESS PERFORMANCE           FEE             RATE           FEE
------------------------------------------------------------------------------------------------------------------------
Sands Capital Select   Russell 1000                  +/- 2.50%                   0.85%         +/- 0.15%       1.00% /
Growth Fund            Growth Index                                                                             0.70%
------------------------------------------------------------------------------------------------------------------------

Each Fund's advisory fee is accrued daily and paid monthly, based on the Fund's average net assets during the current month. The Sands Capital Select Growth Fund's performance adjustment is calculated and paid monthly by comparing the Fund's performance to the performance of the Fund's benchmark over a "performance period." The performance period consists of a rolling 12-month period that includes the most current month for which performance is available plus the previous 11 months. The Fund's annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added (in the case of overperformance) or subtracted from (in the case of underperformance) to the Fund's base fee.


For example, assume that the Sands Capital Select Growth Fund's average net assets as of March 31 were $55,000,000, the average net assets of the Fund over the 12-month period ending March 31 was $50,000,000, and that it is not a leap year. The Fund's base fee for March is $39,705 ($55,000,000 x 0.85%, x 31/365).
If the Fund outperformed (or underperformed) the Russell 1000 Growth Index by less than 2.50% over this performance period, then there is no adjustment to the Fund's base fee. If the Fund outperformed (or underperformed) the Russell 1000 Growth Index by 2.50% or more over this performance period, then the Advisor's advisory fee would increase (or decrease) by a maximum of $6,370 ($50,000,000 x 0.15%, x 31/365).


Because the adjustment to the Sands Capital Select Growth Fund's base advisory fee is based upon the Fund's performance compared to the investment record of its stated benchmark, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective benchmark. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to relative performance over a longer or shorter period of time.


Pursuant to a Fee Waiver Agreement between the Advisor and the Trust, the Advisor has agreed to limit certain Funds net operating expenses ("Net Expenses") to the following levels. These expense limitations will remain in effect until at least January 31, 2010.

                                                               CONTRACTUAL LIMIT
FUND                                                           ON "NET EXPENSES"
--------------------------------------------------------------------------------
Mid Cap Fund Class A                                                  1.15%
--------------------------------------------------------------------------------
Mid Cap Fund Class C                                                  1.90%
--------------------------------------------------------------------------------
Mid Cap Fund Institutional                                            0.90%
--------------------------------------------------------------------------------
Mid Cap Fund Class Z                                                  1.15%
--------------------------------------------------------------------------------
Small Cap Value Opportunities Fund Class Z                            1.50%
--------------------------------------------------------------------------------
Value Opportunities Fund Class A                                      1.19%
--------------------------------------------------------------------------------
Value Opportunities Fund Class C                                      1.94%
--------------------------------------------------------------------------------
Value Opportunities Fund Class Z                                      1.19%
--------------------------------------------------------------------------------
Diversified Small Cap Value Fund Class A                              1.45%
--------------------------------------------------------------------------------
Diversified Small Cap Value Fund Class C                              2.20%
--------------------------------------------------------------------------------
Diversified Small Cap Value Fund Class Z                              1.45%
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund Class A                             1.55%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund Class C                             2.30%
--------------------------------------------------------------------------------
Short Duration Fixed Income Fund Class Z                              0.74%
--------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund Class Z                        0.69%
--------------------------------------------------------------------------------
Clover Core Fixed Income Fund Class I                                 0.85%
--------------------------------------------------------------------------------
Premium Yield Equity Fund Class A                                     1.20%
--------------------------------------------------------------------------------
Premium Yield Equity Fund Class C                                     1.95%
--------------------------------------------------------------------------------
Premium Yield Equity Fund Class Y                                     0.95%
--------------------------------------------------------------------------------
International Growth Fund Class A                                     1.35%
--------------------------------------------------------------------------------
International Growth Fund Class C                                     2.10%
--------------------------------------------------------------------------------
International Growth Fund Class Y                                     1.10%
--------------------------------------------------------------------------------

Pursuant to a Fee Waiver Agreement between the Advisor and the Trust, the Advisor has agreed to limit the Sands Capital Select Growth Fund's other operating expenses ("Other Expenses") to the following levels. These expense limitations will remain in effect until at least January 31, 2010.

                                                              CONTRACTUAL LIMIT
FUND                                                         ON "OTHER EXPENSES"
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund Class Y                           0.25%
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund  Class Z                          0.25%
--------------------------------------------------------------------------------


THE SUB-ADVISORS

The Advisor has selected Sub-Advisors to manage all or a portion of a Fund's assets, which allocation is determined by the Advisor. The Sub-Advisors make the investment decisions for the Fund assets allocated to them, and continuously review, supervise and administer a separate investment program, subject to the supervision of, and policies established by, the Trustees of the Trust.

Each Sub-Advisory Agreement provides that a Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

For their respective services, the Sub-Advisors receive a fee from the Advisor. As described in the Prospectus, each Sub-Advisor receives base investment sub-advisory fees with respect to each Fund that it sub-advises, except the Sands Capital Select Growth Fund receives a base investment sub-advisory fee that may be adjusted if the Fund outperforms or under-performs its stated benchmark. Each Sub-Advisor's base fee with respect to each sub-advised Fund is accrued daily and paid monthly, based on the Fund's average net assets allocated to the Sub-Advisor during the current month.


FEDERATED CLOVER INVESTMENT ADVISORS

Federated Clover Investment Advisors, a division of Federal Global Investment Management Corp. ("Federated Clover"), 400 Meridian Centre, Ste 200, Rochester, New York 14618, serves as investment sub-advisor to the Touchstone Value Opportunities and Touchstone Diversified Small Cap Value Funds. Federated Global Investment Management Corp. is a wholly owned subsidiary of Federated Investors, Inc. As of December 31, 2008, Federated Investors, Inc. had discretionary management authority with respect to approximately $407.3 billion of assets.

Other Accounts. Michael E. Jones, CFA, is the co-portfolio manager on the Value Opportunities Fund. As of September 30, 2008, Mr. Jones co-managed 1 other mutual fund with approximately $191.7 million in total assets, 4 unregistered pooled vehicles with total assets of approximately $42.4 million and 0 other accounts. With respect to such accounts, 3 accounts, with assets of approximately $41.0 million, pay Federated Clover a fee based upon the performance of the account.

Lawrence R. Creatura, CFA, is the co-portfolio manager on the Diversified Small Cap Value Fund. As of September 30, 2008, Mr. Creatura co-managed 1 other mutual fund with approximately $191.7 million in total assets, 2 unregistered pooled vehicles with total assets of approximately $21.4 million and 0 other accounts. With respect to such accounts, 1 account, with assets of approximately $16.0 million, pays Federated Clover a fee based upon the performance of the account.

Matthew P. Kaufler, CFA, is the co-portfolio manager on the Value Opportunities Fund. As of September 30, 2008, Mr. Kaufler also co-managed 3 unregistered pooled vehicles with total assets of approximately $23.4 million, 0 other mutual funds and 0 other accounts, none of which pays Federated Clover a fee based upon the performance of the account.

Stephen K. Gutch is the co-portfolio manager on the Diversified Small Cap Value Fund. As of September 30, 2008, Mr. Gutch also co-managed 1 other mutual fund with approximately $191.7 million in total assets, 1 unregistered pooled vehicle with total assets of approximately $5.4 million and 0 other accounts, none of which pays Federated Clover a fee based upon the performance of the account.

Paul W. Spindler, CFA, is the co-portfolio manager on the Value Opportunities Fund. As of September 30, 2008, Mr. Spindler also co-managed 3 unregistered pooled vehicles with approximately $38.1 million in total assets, 0 other mutual funds and 0 other accounts. With respect to such accounts, 1 account, with assets of approximately $16 million pays Federated Clover a fee based on the performance of the account.

Conflicts. As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of a Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). Federated Clover has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Funds from being negatively affected as a result of any such potential conflicts.

Compensation. Each portfolio manager is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance ("IPP") and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role. IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's designated peer group of comparable accounts and vs. the Fund's benchmark. Performance periods may be adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to Fund performance and any other factors as deemed relevant. As a separate matter, pursuant to the terms of a business acquisition agreement, the portfolio managers may receive additional consideration based on the achievement of specified revenue targets.

Fund Ownership. The following table indicates for each of the Diversified Small Cap Value Fund and the Value Opportunities Fund, the dollar range of shares beneficially owned by each of the Fund's portfolio managers as of September 30, 2008.

--------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER         FUND                                   DOLLAR RANGE OF FUND SHARES OWNED
--------------------------------------------------------------------------------------------------
Michael Jones             Diversified Small Cap Value Fund       $500,001-$1,000,000
                          Value Opportunities Fund               over $1,000,000
--------------------------------------------------------------------------------------------------
Lawrence Creatura         Diversified Small Cap Value Fund       $100,001-$500,000
--------------------------------------------------------------------------------------------------
Stephen Gutch             Diversified Small Cap Value Fund       $50,001-$100,000
--------------------------------------------------------------------------------------------------
Matthew Kaufler           Value Opportunities Fund               $50,001-$100,000
--------------------------------------------------------------------------------------------------
Paul Spindler             Value Opportunities Fund               $100,001-$500,000
--------------------------------------------------------------------------------------------------

For its services, Federated Clover is entitled to receive base investment sub-advisory fees at an annualized rate, based on the average daily net assets of each Fund, as set forth below.

--------------------------------------------------------------------------------
Fund                                             Sub-Advisory Fee
--------------------------------------------------------------------------------
Value Opportunities Fund                         0.37% on the first $105
                                                 million of assets; 0.35% on
                                                 the value of assets above that
                                                 amount
--------------------------------------------------------------------------------
Diversified Small Cap Value Fund                 0.45%
--------------------------------------------------------------------------------

FEDERATED INVESTMENT MANAGEMENT COMPANY

Federated Investment Management Company ("Federated"), Federated Investors Tower, 1001 Liberty Avenue, 24th Floor, Pittsburgh, PA 15222-3779, serves as investment sub-advisor to the Touchstone Clover Core Fixed Income Fund. Federated is a wholly owned subsidiary of Federated Investors, Inc. As of December 31, 2008, Federated Investors, Inc. had discretionary management authority with respect to approximately $407.3 billion of assets.

John T. Gentry, CFA, is portfolio manager of the Clover Core Fixed Income Fund. As of November 30, 2008 Mr. Gentry managed 1 registered investment company with approximately $123 million in total assets, 3 unregistered pooled vehicles with total assets of approximately $33 million, and 11 other accounts with total assets of approximately $348 million. With respect to such accounts, none of the accounts pay Federated a fee based upon the performance of the account.

Conflicts. As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a Fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Clover Core Fixed Income Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from fund portfolio trades (for example, research, or "soft dollars"). Federated has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Clover Core Fixed Income Fund from being negatively affected as a result of any such potential conflicts.

Compensation. John Gentry is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based primarily on IPP and, to a lesser extent, Financial Success (as discussed below), and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's benchmark (i.e., Barclay's Aggregate Bond Index), and vs. the designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Gentry is also the portfolio manager for other accounts in addition to the Clover Core Fixed Income Fund. Such other accounts may have different benchmarks and performance measures. The performance of certain of these accounts is excluded when calculating IPP. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. A portion of the IPP score is based on Federated Investors, Inc.'s senior management's assessment of team contributions. A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to Fund performance and any other factors as deemed relevant. Additionally, a portion of Mr. Gentry's IPP score is based on the performance of portfolios for which he provides fundamental credit research.

The Financial Success category is designed to tie the portfolio manager's bonus, in part, to Federated Investors, Inc.'s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Fund Ownership. As of November 30, 2008 John T. Gentry did not own any shares of the Clover Core Fixed Income Fund.

For its services, Federated is entitled to receive base investment sub-advisory fees at an annualized rate, based on the average daily net assets of Clover Core Fixed Income Fund, as set forth below.

--------------------------------------------------------------------------------
Fund                                                    Sub-Advisory Fee
--------------------------------------------------------------------------------
Clover Core Fixed Income Fund                           0.225%
--------------------------------------------------------------------------------


FORT WASHINGTON INVESTMENT ADVISORS, INC.


Fort Washington Investment Advisors, Inc. ("Fort Washington"), 303 Broadway, Suite 1200, Cincinnati, Ohio, 45202, serves as investment sub-advisor to the Ultra Short Duration Fixed Income and Short Duration Fixed Income Funds. Effective October 1, 2008, Fort Washington became the interim sub-advisor to the Short Duration Fixed Income and Ultra Short Duration Fixed Income Funds for a period not to exceed 150 days. At a special meeting scheduled for February 2009, shareholders of the Ultra Short Duration Fixed Income Fund are expected to approve a new agreement with Fort Washington. The new agreement, if approved is expected to remain in effect through February 27, 2011, and, unless earlier terminated, will continue from year to year thereafter, provided that each such continuance is approved annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Independent Trustees. Fort Washington is a wholly owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly owned subsidiary of Western-Southern Mutual Holding Company. Ms. McGruder may be deemed to be an affiliate of Fort Washington. As of December 31, 2008, Fort Washington had discretionary management authority with respect to approximately $25 billion of assets.

A core portfolio management team consisting of Scott D. Weston and Brent A. Miller, CFA, manages the Ultra Short Duration Fixed Income and Short Duration Fixed Income Funds. Even though each person has separate sector responsibilities, the team shares equally in the decision making and structuring process of the Funds.


Other Accounts. As of October 1, 2008, Mr. Weston managed two registered investment companies with approximately $190 million in total assets, one unregistered pooled vehicles with total assets of approximately $85 million, and 34 other accounts with total assets of approximately $4.7 billion. With respect to such accounts, none of the accounts pay Fort Washington a fee based upon the performance of the account.

As of October 1, 2008, Mr. Miller managed two registered investment companies with approximately $190 million in total assets, one unregistered pooled vehicles with total assets of approximately $85 million, and 34 other accounts with total assets of approximately $4.7 billion. With respect to such accounts, none of the accounts pay Fort Washington a fee based upon the performance of the account.

Conflicts. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Funds). This would include devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad array of accounts and incentive to allocate opportunities to an account where the portfolio manager has a greater financial incentive, such as allocation opportunities for performance based accounts. Fort Washington has adopted policies and procedures to address such conflicts.


Compensation. All of Fort Washington's portfolio managers receive a fixed base salary and annual performance bonuses. Bonuses are based primarily on the overall performance of Fort Washington as well as the pre-tax performance (relative to the appropriate benchmark) of their respective asset category over a one-year and a three-year time horizon. Secondarily, portfolio managers are also assessed on their ability to retain clients and attract new clients. Additionally a long-term retention plan was instituted in 2000, whereby certain investment professionals are periodically granted participation units with a 7-year cliff vesting schedule. The structure includes long-term vesting provisions. The percentage of compensation allocated to performance bonuses, asset-increase incentives and long-term incentive compensation is determined annually by the firm's President and approved by the Board of Directors.


Fund Ownership. The following table indicates for the Short Duration Fixed Income and Ultra Short Duration Fixed Income Funds, the dollar range of shares beneficially owned by each of the Fund's portfolio managers as of October 1, 2008:

----------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER         FUND                                     DOLLAR RANGE OF FUND SHARES OWNED
----------------------------------------------------------------------------------------------------
Scott D. Weston           Short Duration Fixed Income Fund         None
                          Ultra Short Duration Fixed Income Fund   None
----------------------------------------------------------------------------------------------------
Brent A. Miller           Short Duration Fixed Income Fund         None
                          Ultra Short Duration Fixed Income Fund   None
----------------------------------------------------------------------------------------------------

For its services, Fort Washington is entitled to receive base investment sub-advisory fees at an annualized rate, based on the average daily net assets of each Fund, as set forth below.

--------------------------------------------------------------------------------
Fund                                                      Sub-Advisory Fee
--------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund                    0.125%
--------------------------------------------------------------------------------
Short Duration Fixed Income Fund                          0.125%
--------------------------------------------------------------------------------

TURNER INVESTMENT PARTNERS


Turner Investment Partners, Inc. ("Turner"), 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, serves as sub-advisor for the Mid Cap, Healthcare and Biotechnology and Small Cap Value Opportunities Funds. As of December 31, 2008, Turner had approximately $15.4 billion in client assets under management. Turner is a professional investment management firm founded in March 1990. Robert E. Turner is the Chairman and controlling shareholder of Turner.

Other Accounts. Frank Sustersic, CFA, is the lead manager on the Healthcare and Biotechnology Fund and has primary responsibility for the management of the Fund. Heather McMeekin and Vijay Shankaran are co-managers on the Healthcare and Biotechnology Fund. As of September 30, 2008, Mr. Sustersic managed 1 other registered investment company with approximately $531 million in total assets, 2 unregistered pooled vehicles with total assets of approximately $16 million and 11 other accounts with approximately $295 million in total assets. With respect to unregistered pooled vehicles, 1 account with assets of approximately $15 million pays Turner a fee based upon the performance of the account. As of September 30, 2008, Ms. McMeekin co-managed 5 other registered investment company accounts with approximately $852 million in total assets, 16 unregistered pooled vehicles with total assets of approximately $284 million and 31 other accounts with approximately $1.2 billion in total assets. With respect to unregistered pooled vehicles, 1 account with assets of approximately $15 million pays Turner a fee based upon the performance of the account. As of September 30, 2008, Mr. Shankaran co-managed 1 other registered investment company account with approximately $771,000, 4 unregistered pooled vehicle with total assets of approximately $57 million and 5 other accounts with approximately $75 million in total assets. With respect to unregistered pooled vehicles, 2 accounts with assets of approximately $44 million pays Turner a fee based upon the performance of the account. With respect to other accounts, 1 account with assets of approximately $3 million pays Turner a fee based upon the performance of the account.

Thomas DiBella, CFA, Steven Gold, CFA, and Joseph Krocheski are responsible for the management of the Mid Cap Fund with Mr. DiBella acting as lead manager. Mr. DiBella, Mr. Gold, David J. Brenia and Robert S. Clark are responsible for the management of the Small Cap Value Opportunities Fund with Mr. DiBella acting as lead manager. As of September 30, 2008, Mr. DiBella co-managed 2 other registered investment companies with approximately $25 million in total assets, 22 unregistered pooled vehicles with total assets of approximately $510 million and 25 other accounts with approximately $1.2 billion in total assets. With respect to other accounts, 1 account with assets of approximately $7 million pays Turner a fee based upon the performance of the account. As of September 30, 2008, Mr. Gold co-managed 2 registered investment companies with approximately $25 million in total assets, 22 unregistered pooled vehicles with total assets of approximately $510 million and 24 other account with approximately $1.2 billion in total assets. With respect to other accounts, 1 account with assets of approximately $7 million pays Turner a fee based upon the performance of the account. As of September 30, 2008, Mr. Kroscheski co-managed 1 other registered investment company account with approximately $514,000 in total assets, 13 unregistered pooled vehicles with total assets of approximately $326 million and 7 other accounts with approximately $365 million in total assets. With respect to other accounts, 1 account with assets of approximately $7 million pays Turner a fee based upon the performance of the account. As of September 30, 2008, Mr. Brenia co-managed 0 other registered investment company accounts, 0 unregistered pooled vehicles and 4 other accounts with approximately $106 million in total assets, none of which pay Turner a fee based upon the performance of the account. As of September 30, 2008, Mr. Clark co-managed 0 other registered investment company accounts, 0 unregistered pooled vehicles and 4 other accounts with approximately $106 million in total assets, none of which pay Turner a fee based upon the performance of the account.

Conflicts. As is typical for many money managers, potential conflicts of interest may arise relating to Turner's management of accounts where not all accounts are able to participate in a desired IPO, or other limited opportunity; Turner's use of soft dollars and other brokerage practices; the voting of proxies; employee personal securities trading; the side by side management of accounts with performance based fees and accounts with fixed fees; and a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.


Compensation. Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes this compensation provides incentive to attract and retain highly qualified people.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer, Robert E. Turner CFA, is responsible for setting base salaries, bonus targets and making all subjective judgments related to an investment professional's compensation.

Fund Ownership. The following table indicates for the Healthcare and Biotechnology, Mid Cap, and Small Cap Value Opportunities Funds, the dollar range of shares beneficially owned by each of the Fund's portfolio managers as of September 30, 2008.

----------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER         FUND                                     DOLLAR RANGE OF FUND SHARES OWNED
----------------------------------------------------------------------------------------------------
Thomas DiBella            Small Cap Value Opportunities Fund       None
                          Mid Cap Fund                             $100,001-$500,000
----------------------------------------------------------------------------------------------------
Steven Gold               Mid Cap Fund                             $50,001-$100,000
                          Small Cap Value Opportunities Fund       None
----------------------------------------------------------------------------------------------------
Frank Sustersic           Healthcare and Biotechnology Fund        $100,001-$500,000
----------------------------------------------------------------------------------------------------
Heather McMeekin          Healthcare and Biotechnology Fund        $50,001-$100,000
----------------------------------------------------------------------------------------------------
Vijay Shankaran           Healthcare and Biotechnology Fund        None
----------------------------------------------------------------------------------------------------
Joseph Krocheski          Mid Cap Fund                             None
----------------------------------------------------------------------------------------------------
David J. Brenia           Small Cap Value Opportunities Fund       None
----------------------------------------------------------------------------------------------------
Robert S. Clark           Small Cap Value Opportunities Fund       None
----------------------------------------------------------------------------------------------------

For its services, Turner is entitled to receive base investment sub-advisory fees at an annualized rate, based on the average daily net assets of each Fund, as set forth below.

--------------------------------------------------------------------------------
Fund                                                         Sub-Advisory Fee
--------------------------------------------------------------------------------
Mid Cap Fund                                                 0.50%
--------------------------------------------------------------------------------
Small Cap Value Opportunities Fund                           0.55%
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund                            0.50%
--------------------------------------------------------------------------------


SANDS CAPITAL MANAGEMENT


Sands Capital Management, LLC ("Sands Capital Management"), located at 1101 Wilson Boulevard, Suite 2300, Arlington, VA 22209, serves as investment sub-advisor to the Sands Capital Select Growth Fund. Sands Capital Management is controlled by Frank M. Sands, Sr., Frank M. Sands, Jr., Marjorie R. Sands and Jessica Sands. As a sub-advisor, Sands Capital Management makes investment decisions for the Fund. As of December 31, 2008, Sands Capital Management had approximately $8.4 billion in assets under management.

Other Accounts. Sands Capital employs a growth strategy for all investors - the Sands Capital Large Cap Growth Equity strategy is their primary strategy - as of September 30, 2008 this strategy was utilized for approximately 99.0% of its client portfolios, including funds as well as institutional and individual accounts.

The Sands Capital Select Growth Fund is managed by Frank M. Sands, Jr., CFA and David E. Levanson, CFA. As of September 30, 2008, the investment team sub-advised 8 registered mutual funds with approximately $2.2 billion in total assets and 866 separate accounts totaling $11.2 billion in assets. This separate account number counts each separately managed account program (or "wrap" program) as one account. As of September 30, 2008, Sands Capital participated in 3 separately managed account programs in which there were approximately 2428 underlying accounts. The investment team also managed 9 unregistered pooled vehicles with total assets of approximately $514 million. With respect to such accounts, 10 accounts, with assets of approximately $1.6 billion, pays Sands Capital Management a fee based upon the performance of the account in addition to a base fee.

Conflicts. As an investment adviser to a variety of clients, Sands Capital recognizes there are actual or potential conflicts of interest inherent in our business. For example, conflicts of interest could result from a portfolio managers' management of multiple accounts for multiple clients, the execution and allocation of investment opportunities, the use of brokerage commission to obtain research, multiple fee arrangements, and personal trading by firm employees. Sands Capital has addressed these conflicts by developing policies and procedures it believes are reasonably designed to treat all clients in a fair and equitable manner over time. Sands Capital's policies and procedures address such issues as execution of portfolio transactions, aggregation and allocation of trades, directed brokerage and soft dollars. Additionally, Sands Capital maintains a Code of Ethics that addresses rules on personal trading and insider information.

Compensation. Compensation goals are meant to align the firm and the employee's interest with those of the clients and to strive to attract and keep employees that help the firm deliver on the firm's basic mission. All employees benefit from a salary competitive in the industry, an annual qualitative bonus based on subjective review of the employees overall contribution, and a standard profit sharing plan and 401(k) plan. Additional incentives for investment professionals and other key employees come through their participation in equity participation. The investment professionals also participate in an investment results bonus. The investment results bonus is calculated from the performance variance of the Sands Capital Tax-Exempt Institutional Equity Composite and the Russell 1000 Growth Index over 1, 3 and 5 year periods, weighted towards the 3 and 5 year results.

Fund Ownership. As of September 30, 2008, Frank Sands, Jr. and David Levanson did not own any shares of the Sands Capital Select Growth Fund.


Set forth below is information about the sub-advisory fee arrangements of the Sands Capital Select Growth Fund. The "Highest/Lowest Possible Sub-Advisory Fee" column in the table that follows represents the maximum and minimum amount that Sands Capital may receive pursuant to the sub-advisory agreement. Sands Capital's performance adjustment with respect to the Sands Capital Select Growth Fund's performance is calculated and paid monthly by comparing the Fund's performance to the performance of the Fund's benchmark over a "performance period." The performance period consists of a rolling 12-month period that includes the current month for which performance is available plus the previous 11 months. The Fund's annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the Sands Capital's base fee.

---------------------------------------------------------------------------------------------------
                                                                                     HIGHEST/LOWEST
                                 REQUIRED                             ANNUAL         POSSIBLE
                                 EXCESS         BASE SUB-ADVISORY     ADJUSTMENT     SUB-ADVISORY
FUND             BENCHMARK       PERFORMANCE    FEE                   RATE           FEE
---------------------------------------------------------------------------------------------------
                                                0.50% on the first
                                                $100 million of
Sands Capital                                   assets; 0.45% on
Select         Russell 1000                     the  value of assets
Growth Fund    Growth Index      +/- 2.50%      above that amount     +/- 0.15%      0.65% / 0.35%
---------------------------------------------------------------------------------------------------

MILLER/HOWARD INVESTMENTS


Miller/Howard Investments Inc. ("Miller/Howard"), an SEC-registered investment adviser located at 324 Upper Byrdcliffe Road, Woodstock, NY, 12498, serves as sub-advisor to the Touchstone Premium Yield Equity Fund. Miller/Howard was founded in 1984 and is owned by Lowell G. Miller, Helen Hamada, John E. Leslie III, Lee S. Chun & Bryan J. Spratt. As of December 31, 2008, Miller/Howard had approximately $884 million in assets under management.

Lowell G. Miller, Bryan J. Spratt, John E. Leslie III and Roger G. Young are responsible for the daily management of the Premium Yield Equity Fund.

Other Accounts. As of September 30, 2008, the portfolio management team that manages the Premium Yield Equity Fund managed 1 registered investment company with approximately $20.6 million in total assets, 2 unregistered pooled vehicles (collective trusts) with total assets of approximately $52.9 million and 1,868 other accounts with approximately $1.1 billion in total assets. None of the accounts listed have a performance based fee.


Conflicts. As an investment advisor to multiple types of clients, Miller/Howard recognizes that actual or potential conflicts of interest may arise. For example, conflicts of interest could result from a portfolio managers' management of multiple accounts for multiple clients, the allocation and execution of investment opportunities, multiple fee arrangements, and personal trading. Miller/Howard addresses potential conflicts by developing policies and procedures it believes are reasonably designed to treat all clients in a fair and equitable manner. Miller/Howard's policies and procedures cover such issues as execution of portfolio transactions, aggregation and allocation of trades, brokerage and soft dollars. Miller/Howard has adopted a Code of Ethics that addresses rules on personal trading and insider information which all employees are required to observe.

Compensation. Miller/Howard's investment professionals receive a base salary in line with industry and geographic standards, bonus based on performance, company contribution to a retirement plan, participation in the company health insurance plan and profit sharing based on ownership. Investment professionals are evaluated annually by the company's Board of Directors for their contribution to portfolio performance as well as participation in proprietary research projects that the firm conducts on an ongoing basis. Mr. Miller, Mr. Spratt and Mr. Leslie are currently equity owners in the firm, and each receives an annual share of firm profits available after all expenses are paid. Each member of the Investment Team shares in the progress of the firm and shares responsibility for that progress through stock selection, monitoring, and the development of the firm's information and research expertise. The firm makes no real distinction between "portfolio manager" and "analyst," and each member of the Investment Team is evaluated based on his or her performance with regard to management, analysis, and basic research.


Fund Ownership. As of September 30, 2008, Mr. Miller, Mr. Spratt, Mr. Leslie and Mr. Young did not own any shares of the Premium Yield Equity Fund.


For its services, Miller/Howard is entitled to receive base investment sub-advisory fees at an annualized rate, based on the average daily net assets of the Premium Yield Equity Fund, as set forth below.

--------------------------------------------------------------------------------
Fund                              Sub-Advisory Fee
--------------------------------------------------------------------------------
Premium Yield Equity Fund         0.40% on the first $100 million of assets;
                                  0.35% on the value of assets above that amount
--------------------------------------------------------------------------------

NAVELLIER & ASSOCIATES

Navellier & Associates Inc. ("Navellier"), an SEC-registered investment adviser located at One East Liberty, Third Floor, Reno, NV 89501, serves as sub-advisor to the Touchstone International Growth Fund. Navellier was founded in 1987 and Louis G. Navellier is the primary and majority owner of Navellier. As of December 31, 2008, Navellier had approximately $2.7 billion in assets under management.


Louis G. Navellier, James O'Leary and Phillip Mitteldorf are responsible for the daily management of the International Growth Fund.


Other Accounts. As of September 30, 2008, Mr. Navellier managed 6 registered investment companies with approximately $1.3 billion in total assets, 0 unregistered pooled vehicles with total assets of approximately $0 and 7,636 other accounts with approximately $2.2 billion in total assets. 131 of the accounts listed have a performance based fee totaling $47 million. As of September 30, 2008, Mr. O'Leary managed 0 registered investment companies with approximately $0 in total assets, 0 unregistered pooled vehicles with total assets of approximately $0 and 125 other accounts with approximately $79 million in total assets. Four of the accounts listed have a performance based fee totaling $1 million. As of September 30, 2008, Mr. Mitteldorf managed 0 registered investment companies with approximately $0 in total assets, 0 unregistered pooled vehicles with total assets of approximately $0 and 125 other accounts with approximately $79 million in total assets. None of the accounts listed for Mr. Mitteldorf have a performance based fee.

Compensation. Portfolio managers receive a fixed base salary and incentive compensation. Incentive compensation is based upon the asset growth of the portfolio(s) for which they are responsible. Incentive compensation is based upon reaching certain asset levels and is measured on a quarterly basis. Incentive compensation is paid as a percentage of the management fees received from those portfolios for which the portfolio manager is directly responsible. Portfolio managers are eligible to participate in Navellier's stock ownership program. Stock is granted to key employees dependent upon various measures such as asset growth and performance.


Conflicts. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager has a greater financial incentive, such as a pooled investment vehicle or other account with a performance based fee. Navellier manages separate managed accounts that conform to the same investment model as the Fund; however a portfolio manager is not compensated differently on other account types. Additionally, the portfolio manager issues orders to buy and sell securities to Navellier's Trading Department and does not give specific instructions as to whether a particular account should receive priority in the trading process.


Fund Ownership. The following table indicates for the International Growth Fund, the dollar range of shares beneficially owned by each of the Fund's portfolio managers as of September 30, 2008.

----------------------------------------------------------
PORTFOLIO MANAGER        DOLLAR RANGE OF FUND SHARES OWNED
----------------------------------------------------------
Louis G. Navellier       $100,001-$500,000
----------------------------------------------------------
Phillip Mitteldorf       $50,001-$100,000
----------------------------------------------------------
James O'Leary            $100,001-$500,000
----------------------------------------------------------

For its services, Navellier is entitled to receive base investment sub-advisory fees at an annualized rate, based on the average daily net assets of the International Growth Fund, as set forth below.

--------------------------------------------------------------------------------
Fund                                          Sub-Advisory Fee
--------------------------------------------------------------------------------
International Growth Fund                     0.40% on the first $1 billion of
                                              assets;
                                              0.35% on the value of assets above
                                              that amount
--------------------------------------------------------------------------------

FEES PAID TO THE SUB-ADVISORS


For the fiscal years ended September 30, 2008 and 2007, and the fiscal period from March 1, 2006 through September 30, 2006, the Advisor paid to the Sub-Advisors the following amounts for each Fund during the periods indicated below:

----------------------------------------------------------------------------------------------------------------------------
FUND                                                                                SUB-ADVISORY FEES PAID
                                                                                    ----------------------------------------
                                                                                    2006           2007           2008
----------------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund - Clover Capital*                                          $212,724       $348,788       $500,635
----------------------------------------------------------------------------------------------------------------------------
Diversified Small Cap Value Fund - Clover Capital*                                  $767,679       $1,020,271     $617,171
----------------------------------------------------------------------------------------------------------------------------
Clover Core Fixed Income Fund - Clover Capital*                                     $31,853        $45,590        $41,881
----------------------------------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund - Chartwell Investment Partners**            $142,729       $194,947       $202,462
----------------------------------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund - Chartwell Investment Partners**                  $61,276        $82,800        $66,112
----------------------------------------------------------------------------------------------------------------------------
Sands Capital Select Growth Fund - Sands Capital Management                         $1,233,309     $2,844,805     $2,643,130
----------------------------------------------------------------------------------------------------------------------------
Mid Cap Fund - Turner                                                               $37,935        $1,485,862     $2,365,137
----------------------------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund - Turner                                          $182,266       $249,106       $338,576
----------------------------------------------------------------------------------------------------------------------------
Small Cap Value Opportunities Fund
----------------------------------------------------------------------------------------------------------------------------
   Turner                                                                           $376,068       $598,481       $289,046
----------------------------------------------------------------------------------------------------------------------------
   James Investment Research, Inc.***                                               $0             $95,226        $175,147
----------------------------------------------------------------------------------------------------------------------------
   Diamond Hill Capital Management, Inc.***                                         $320,951       $473,319       $393,926
----------------------------------------------------------------------------------------------------------------------------

* As of December 1, 2008, Clover Capital Management, Inc. was acquired by Federated Investors Inc.

** As of October 1, 2008, Chartwell Investment Partners was replaced with Fort Washington as sub-advisor to the Ultra Short Duration Fixed Income Fund and the Short Duration Fixed Income Fund.


*** As of June 16, 2008, James Investment Research, Inc. and Diamond Hill Capital Management, Inc. are no longer sub-advisors to the Small Cap Value Opportunities Fund.

Prior to March 1, 2006, CIMCO paid fees to the sub-advisors of the Funds for their services.


For the period from its inception (December 3, 2007) through September 30, 2008, the Advisor paid to the Sub-Advisor the following amount for the Premium Yield Equity Fund:

--------------------------------------------------------------------------------
FUND                                                      SUB-ADVISORY FEES PAID
                                                          ----------------------
                                                          2008
--------------------------------------------------------------------------------
Premium Yield Equity Fund - Miller/Howard*                $31,016
--------------------------------------------------------------------------------

* As of May 23, 2008 Chartwell Investment Partners was replaced with Miller/Howard as sub-advisor to the Premium Yield Equity Fund. Fees paid from December 3, 2007 through May 22, 2008 represent fees paid to Chartwell Investment Partners.

For the period from September 29, 2008 through September 30, 2008, the Advisor paid to the Sub-Advisor the following amount for the International Growth Fund:

--------------------------------------------------------------------------------
FUND                                                      SUB-ADVISORY FEES PAID
                                                          ----------------------
                                                          2008
--------------------------------------------------------------------------------
International Growth Fund - Navellier*                    $142
--------------------------------------------------------------------------------

* The sub-advisory fees for the International Growth Fund for periods prior to September 28, 2008 are not shown because the predecessor Navellier International Portfolio did not have a sub-advisor.


THE ADMINISTRATOR

The Trust and the Advisor have entered into an administration agreement (the "Administration Agreement") that appoints the Advisor as the administrator (the "Administrator") for the Trust. The Administration Agreement provides that the Administrator shall perform or supervise the performance of other administrative services, such as regulatory or performance reporting and fund accounting and related accounting services, in connection with the operation of the Funds. The Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement provides that the Trust will pay an administrative fee to the Advisor of 0.20% of aggregate net assets up to $6 billion; 0.16% of the next $4 billion of aggregate net assets and 0.12% on assets in excess of $10 billion. Aggregate net assets include the average daily net assets of all series of the Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust and Touchstone Investment Trust, except the TINT Institutional Money Market Fund.

After the initial two year period, the continuance of the Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Administration Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.

Under the Administration Agreement, the Administrator may enter into agreements with service providers to provide administration services to the Trust. The Administrator has appointed JPMorgan Chase Bank, N.A. ("JPMorgan"), 303 Broadway, Cincinnati, Ohio 45202 as the Trust's sub-administrator. JPMorgan prepares and effects regulatory filings for the Trust, prepares and distributes materials for Board meetings, works with the Administrator to resolve any daily pricing issues, reviews daily reports by existing service providers and performs other duties as requested by the Administrator. JPMorgan also provides accounting and pricing services to the Funds. The sub-administration fees for JPMorgan are paid by the Administrator.


For the fiscal years ended September 30, 2006, 2007 and 2008, the Trust paid the following administrative fees (net of waivers):

----------------------------------------------------------------------------------------
FUND                                       ADMINISTRATIVE FEES PAID
                                           ---------------------------------------------
                                           2006             2007              2008
----------------------------------------------------------------------------------------
Value Opportunities Fund                   $163,704         $172,854          $273,508
----------------------------------------------------------------------------------------
Diversified Small Cap Value Fund           $481,047         $405,827          $275,348
----------------------------------------------------------------------------------------
Clover Core Fixed Income Fund              $36,534          $36,531           $37,249
----------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund     $329,279         $280,675          $323,951
----------------------------------------------------------------------------------------
Short Duration Fixed Income Fund           $134,834         $117,850          $105,846
----------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund          $92,454          $89,901           $135,364
----------------------------------------------------------------------------------------
Small Cap Value Opportunities Fund         $267,141         $411,942          $321,165
----------------------------------------------------------------------------------------
Sands Capital Select Growth Fund           $632,145         $1,010,955        $1,152,887
----------------------------------------------------------------------------------------
Mid Cap Fund                               $12,812          $584,259          $946,442
----------------------------------------------------------------------------------------

For the period from its inception (December 3, 2007) through September 30, 2008, the Premium Yield Equity Fund paid the following administrative fees (net of waivers):

--------------------------------------------------------------------------------
FUND                                       ADMINISTRATIVE FEES PAID
                                           -------------------------------------
                                           2008
--------------------------------------------------------------------------------
Premium Yield Equity Fund                  $36,045
--------------------------------------------------------------------------------

For the period from September 29, 2008 through September 30, 2008, the International Growth Fund paid the following administrative fees (net of waivers):

--------------------------------------------------------------------------------
FUND                                       ADMINISTRATIVE FEES PAID
                                           -------------------------------------
                                           2008
--------------------------------------------------------------------------------
International Growth Fund*                 $61
--------------------------------------------------------------------------------

* The administrative fees for the International Growth Fund for periods prior to September 28, 2008 are not shown because the predecessor Navellier International Portfolio had an agreement with Navellier to pay for certain administrative fees (the fees were not a fund expense).

For the fiscal years ended September 30, 2007 and 2008, and the fiscal period from March 1, 2006 through September 30, 2006, the Administrator paid the following sub-administrative fees:

---------------------------------------------------------------------------------------
FUND                                        SUB-ADMINISTRATIVE FEES PAID
                                            -------------------------------------------
                                            2006             2007              2008
---------------------------------------------------------------------------------------
Value Opportunities Fund                    $22,422          $75,889           $109,451
---------------------------------------------------------------------------------------
Diversified Small Cap Value Fund            $66,532          $166,633          $109,784
---------------------------------------------------------------------------------------
Clover Core Fixed Income Fund               $5,521           $13,728           $14,866
---------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund      $44,531          $115,157          $129,451
---------------------------------------------------------------------------------------
Short Duration Fixed Income Fund            $19,108          $48,838           $42,239
---------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund           $14,217          $36,786           $54,138
---------------------------------------------------------------------------------------
Small Cap Value Opportunities Fund          $53,224          $168,808          $127,973
---------------------------------------------------------------------------------------
Sands Capital Select Growth Fund            $114,253         $412,147          $459,976
---------------------------------------------------------------------------------------
Mid Cap Fund                                $3,288           $251,191          $377,699
---------------------------------------------------------------------------------------

For the period from its inception (December 3, 2007) through September 30, 2008, the Administrator paid the following sub-administrative fees for the Premium Yield Equity Fund:

--------------------------------------------------------------------------------
FUND                                         SUB-ADMINISTRATIVE FEES PAID
                                             ----------------------------------
                                             2008
-------------------------------------------------------------------------------
Premium Yield Equity Fund                    $14,566
-------------------------------------------------------------------------------

For the period from September 29, 2008 through September 30, 2008, the Administrator paid the following sub-administrative fees for the International Growth Fund:

--------------------------------------------------------------------------------
FUND                                         SUB-ADMINISTRATIVE FEES PAID
                                             ----------------------------------
                                             2008
-------------------------------------------------------------------------------
International Growth Fund*                   $0
-------------------------------------------------------------------------------

* The sub-administrative fees for the International Growth Fund for periods prior to September 27, 2008 are not shown because the predecessor Navellier International Portfolio did not have a sub-administrator.


Effective November 20, 2006, JPMorgan began serving as the Trust's transfer agent (the "Transfer Agent"). JPMorgan maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For providing transfer agent and shareholder services to the Trust, JPMorgan receives a monthly per account fee from each Fund, plus out of-pocket expenses. The Funds may also pay a fee to certain servicing organizations (such as broker-dealers and financial institutions) that provide sub-transfer agency services. These services include maintaining shareholder records, processing shareholder transactions and distributing communications to shareholders.

Effective November 20, 2006, JPMorgan began providing compliance program development, implementation and administration services to the Trust pursuant to a Compliance Services Agreement. For providing compliance services to the Trust, the Funds pay an annual compliance administration fee. The Funds also pay other costs and expenses incurred in connection with the services provided under the Compliance Services Agreement.


For the fiscal period from November 20, 2006 through September 30, 2007, and the fiscal year ended September 30, 2008, the Trust paid the following compliance fees:

--------------------------------------------------------------------------------
FUND                                        COMPLIANCE FEES PAID
                                            ------------------------------------
                                            2007             2008
--------------------------------------------------------------------------------
Value Opportunities Fund                    $1,029           $1,851
--------------------------------------------------------------------------------
Diversified Small Cap Value Fund            $1,280           $2,113
--------------------------------------------------------------------------------
Clover Core Fixed Income Fund               $864             $1,523
--------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund      $1,140           $2,224
--------------------------------------------------------------------------------
Short Duration Fixed Income Fund            $958             $1,703
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund           $921             $1,806
--------------------------------------------------------------------------------
Small Cap Value Opportunities Fund          $1,286           $2,219
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund            $1,946           $4,035
--------------------------------------------------------------------------------
Mid Cap Fund                                $1,554           $3,635
--------------------------------------------------------------------------------

For the period from its inception (December 3, 2007) through September 30, 2008, the Premium Yield Equity Fund paid the following compliance fees:

--------------------------------------------------------------------------------
FUND                                       COMPLIANCE FEES PAID
                                           -------------------------------------
                                           2008
--------------------------------------------------------------------------------
Premium Yield Equity Fund                  $988
--------------------------------------------------------------------------------

For the fiscal years ended December 31, 2006 and 2007, and the fiscal period from January 1, 2008 through September 30, 2008, the International Growth Fund paid the following compliance fees:

--------------------------------------------------------------------------------
FUND                              COMPLIANCE FEES PAID
                                  ----------------------------------------------
                                  2006         2007            2008
--------------------------------------------------------------------------------
International Growth Fund*        $80          $120            $90
--------------------------------------------------------------------------------

      *The predecessor Navellier International Portfolio paid compliance fess pursuant to a compliance services agreement.

DISTRIBUTION AND SHAREHOLDER SERVICES


Touchstone Securities, Inc. (the "Distributor"), and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to the Funds. The Distributor's principal place of business is 303 Broadway, Suite 1100, Cincinnati Ohio 45202. The Distributor is a registered broker-dealer, and an affiliate of the Advisor by reason of common ownership. The Distributor is obligated to sell shares on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. As compensation for providing the services under the Distribution Agreement, the Distributor receives distribution and service fees, contingent deferred sales charges and front-end sales charges. The Distributor may re-allow any or all of the distribution or service fees, contingent deferred sales charges or front-end sales charges to such brokers, dealers and other financial institutions and intermediaries as the Distributor may from time to time determine.


Ms. McGruder may be deemed to be an affiliate of the Distributor because she is a Director of the Distributor and an officer of affiliates of the Distributor. Ms. McGruder, by reason of such affiliations, may directly or indirectly receive benefits from the underwriting fees paid to the Distributor.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The Distributor may from time to time pay from its own resources cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Funds and/or other funds in the Touchstone Funds during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events. The Advisor, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. The Advisor may also reimburse the Distributor for making these payments.

The Funds may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

DISTRIBUTION AND SHAREHOLDER SERVICE ARRANGEMENTS.

Certain Funds have adopted a distribution and/or shareholder servicing plan for certain classes of Shares which permits a Fund to pay for expenses incurred in the distribution and promotion of its shares pursuant to Rule 12b-1 under the 1940 Act and account maintenance and other shareholder services in connection with maintaining such account. The Distributor may provide those services itself or enter into arrangements under which third parties provide such services and are compensated by the Distributor.

CLASS A SHARES. Certain Funds have adopted a plan of distribution and shareholder service (the "Class A Plan") under which the Distributor is paid up to, but not exceeding twenty-five basis points (0.25%) for distribution payments. Of the total compensation authorized, the Fund may pay for shareholder services in an amount up to 0.25%. Class A Shares of the following Funds are subject to the Class A Plan: Diversified Small Cap Value Fund, Healthcare and Biotechnology Fund, Mid Cap Fund, Value Opportunities Fund, Premium Yield Equity Fund and International Growth Fund.

CLASS C SHARES. Certain Funds have adopted a plan of distribution and shareholder service (the "Class C Plan") under which the Distributor is paid up to, but not exceeding one hundred basis points (1.00%) in the aggregate, with twenty-five basis points (0.25%) for shareholder service fees and seventy-five basis points (0.75%) for distribution payments. Class C Shares of the following Funds are subject to the Class C Plan: Diversified Small Cap Value Fund, Healthcare and Biotechnology Fund, Mid Cap Fund, Value Opportunities Fund, Premium Yield Equity Fund and International Growth Fund.


CLASS Z SHARES. Certain Funds have adopted a shareholder service plan (the "Class Z Plan") under which the Distributor is paid up to, but not exceeding twenty-five basis points (0.25%) for shareholder service fees. Class Z Shares of the following Funds are subject to the Class Z Plan: Diversified Small Cap Value Fund, Mid Cap Fund, Sands Capital Select Growth Fund, Short Duration Fixed Income Fund, Small Cap Value Opportunities Fund, Ultra Short Duration Fixed Income Fund and Value Opportunities Fund.


GENERAL INFORMATION. In connection with the distribution of Shares, the Distributor may use the payments for: (i) compensation for its services in distribution assistance; or (ii) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

In addition, the Distributor may use payments to provide or enter into written agreements with service providers who will provide shareholder services, including: (i) maintaining accounts relating shareholders that invest in Shares;
(ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Distributor and/or service providers; (iv) responding inquires from shareholders concerning their investment in shares; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or the service providers; (ix) processing dividend payments from the Funds on behalf of shareholders; and (x) providing such other similar services as the Fund may reasonably request.

Agreements implementing the Plans (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written Implementation Agreements. Some financial intermediaries charge fees in excess of the amounts available under the Plans, in which case the Advisor pays the additional fees.


The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plans or any Implementation Agreement at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by the Distributor after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plans should assist in the growth of the Funds, which will benefit each Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

Jill T. McGruder, as an interested person of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.


For the fiscal year ended September 30, 2008, the Funds paid the following in Distribution and Shareholder Servicing fees:

--------------------------------------------------------------------------------
                                                  2008
--------------------------------------------------------------------------------
FUND                                              DISTRIBUTION    SHAREHOLDER
                                                  FEES PAID       SERVICING FEES
                                                                  PAID
--------------------------------------------------------------------------------
Value Opportunities Fund Class A                  $8,989          $0
--------------------------------------------------------------------------------
Value Opportunities Fund Class C                  $15,011         $0
--------------------------------------------------------------------------------
Value Opportunities Fund Class Z                  $0              $99,589
--------------------------------------------------------------------------------
Diversified  Small Cap Value Fund Class A         $771            $0
--------------------------------------------------------------------------------
Diversified  Small Cap Value Fund Class C         $3,492          $0
--------------------------------------------------------------------------------
Diversified  Small Cap Value Fund Class Z         $0              $290,487
--------------------------------------------------------------------------------
Clover Core Fixed Income Fund                     $0              $0
--------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund            $0              $349,866
--------------------------------------------------------------------------------
Short Duration Fixed Income Fund                  $0              $132,307
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund Class Z          $0              $903,298
--------------------------------------------------------------------------------
Mid Cap Fund Class A                              $372            $0
--------------------------------------------------------------------------------
Mid Cap Fund Class C                              $386            $0
--------------------------------------------------------------------------------
Mid Cap Fund Class Z                              $0              $16,530
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund Class A         $158,121        $0
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund Class C         $44,399         $0
--------------------------------------------------------------------------------
Small Cap Value Opportunities Fund Class Z        $0              $376,858
--------------------------------------------------------------------------------

For the period from its inception (December 3, 2007) through September 30, 2008, the Premium Yield Equity Fund paid the following distribution fees:

--------------------------------------------------------------------------------
FUND                          DISTRIBUTION FEES PAID
                              --------------------------------------------------
                              2008
--------------------------------------------------------------------------------
Premium Yield Equity Fund     $44,313
Class A
--------------------------------------------------------------------------------
Premium Yield Equity Fund
Class C                       $3,809
--------------------------------------------------------------------------------

For the fiscal year ended December 31, 2007, and the period from January 1, 2008 through September 30, 2008, the International Growth Fund paid the following distribution fees:

--------------------------------------------------------------------------------
FUND                                  DISTRIBUTION FEES PAID
                                      ------------------------------------------
                                      2007             2008
--------------------------------------------------------------------------------
International Growth Fund Class A*    $5,772           $9,444
--------------------------------------------------------------------------------
International Growth Fund Class C                      $0
--------------------------------------------------------------------------------

      *The predecessor Navellier International Portfolio paid distribution fees pursuant to a distribution agreement.


For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Value Opportunities Fund's shares were $49,139 of which the Distributor paid $34,046 to unaffiliated broker-dealers in the selling network, earned $8,306 as a broker-dealer in the selling network and retained $6,787 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Diversified Small Cap Value Fund's shares were $5,046 of which the Distributor paid $1,060 to unaffiliated broker-dealers in the selling network, earned $3,167 as a broker-dealer in the selling network and retained $819 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Clover Core Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Ultra Short Duration Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Short Duration Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Sands Capital Select Growth Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Mid Cap Fund's shares were $4,018 of which the Distributor paid $735 to unaffiliated broker-dealers in the selling network, earned $2,709 as a broker-dealer in the selling network and retained $574 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Healthcare and Biotechnology Fund's shares were $291,335 of which the Distributor paid $227,696 to unaffiliated broker-dealers in the selling network, earned $21,793 as a broker-dealer in the selling network and retained $41,847 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Small Cap Value Opportunities Fund's shares were $2,089 of which the Distributor paid $1,055 to unaffiliated broker-dealers in the selling network, earned $750 as a broker-dealer in the selling network and retained $284 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Premium Yield Equity Fund's shares were $382 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $319 as a broker-dealer in the selling network and retained $63 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Touchstone International Growth Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $240,000 in underwriting commissions.

For the fiscal year ended September 30, 2007, the aggregate commissions on sales of the Value Opportunities Fund's shares were $14,812 of which the Distributor paid $91 to unaffiliated broker-dealers in the selling network, earned $12,446 as a broker-dealer in the selling network and retained $2,275 in underwriting commissions.

For the fiscal year ended September 30, 2007, the aggregate commissions on sales of the Diversified Small Cap Value Fund's shares were $8,008 of which the Distributor paid $2,805 to unaffiliated broker-dealers in the selling network, earned $3,964 as a broker-dealer in the selling network and retained $1,239 in underwriting commissions.

For the fiscal year ended September 30, 2007, the aggregate commissions on sales of the Clover Core Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2007, the aggregate commissions on sales of the Ultra Short Duration Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2007, the aggregate commissions on sales of the Short Duration Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2007, the aggregate commissions on sales of the Sands Capital Select Growth Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2007, the aggregate commissions on sales of the Mid Cap Fund's shares were $3,056 of which the Distributor paid $1,099 to unaffiliated broker-dealers in the selling network, earned $1,521 as a broker-dealer in the selling network and retained $436 in underwriting commissions.

For the fiscal year ended September 30, 2007, the aggregate commissions on sales of the Healthcare and Biotechnology Fund's shares were $92,432 of which the Distributor paid $71,065 to unaffiliated broker-dealers in the selling network, earned $7,553 as a broker-dealer in the selling network and retained $13,814 in underwriting commissions.

For the fiscal year ended September 30, 2007, the aggregate commissions on sales of the Small Cap Value Opportunities Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2007, the aggregate commissions on sales of the Touchstone International Growth Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2006, the aggregate commissions on sales of the Value Opportunities Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2006, the aggregate commissions on sales of the Diversified Small Cap Value Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2006, the aggregate commissions on sales of the Clover Core Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2006, the aggregate commissions on sales of the Ultra Short Duration Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2006, the aggregate commissions on sales of the Short Duration Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2006, the aggregate commissions on sales of the Sands Capital Select Growth Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2006, the aggregate commissions on sales of the Mid Cap Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2006, the aggregate commissions on sales of the Healthcare and Biotechnology Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2006, the aggregate commissions on sales of the Small Cap Value Opportunities Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2006, the aggregate commissions on sales of the Touchstone International Growth Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

The Distributor retains the contingent deferred sales charge on redemptions of shares of the Value Opportunities Fund, Diversified Small Cap Value Fund, Mid Cap Fund, Healthcare and Biotechnology Fund, Small Cap Value Opportunities Fund, Premium Yield Equity Fund and Touchstone International Growth Fund that are subject to a contingent deferred sales charge. For the fiscal years ended September 30, 2008, 2007 and 2006, the Distributor retained $72, $99 and $0, respectively, of contingent deferred sales charges on the redemption of the Value Opportunities Fund. For the fiscal years ended September 30, 2008, 2007 and 2006, the Distributor retained $65, $0 and $0, respectively, of contingent deferred sales charges on the redemption of the Diversified Small Cap Value Fund. For the fiscal years ended September 30, 2008, 2007 and 2006, the Distributor retained $0, $0 and $0, respectively, of contingent deferred sales charges on the redemption of the Mid Cap Fund. For the fiscal years ended September 30, 2008, 2007 and 2006, the Distributor retained $6,923, $0 and $0, respectively, of contingent deferred sales charges on the redemption of the Healthcare and Biotechnology Fund. For the fiscal years ended September 30, 2008, 2007 and 2006, the Distributor retained $20, $0 and $0, respectively, of contingent deferred sales charges on the redemption of the Small Cap Value Opportunities Fund. For the fiscal year ended September 30, 2008, the Distributor retained $23 of contingent deferred sales charges on the redemption of the Premium Yield Equity Fund. For the fiscal years ended September 30, 2008, 2007 and 2006, the Distributor retained $0, $0 and $0, respectively, of contingent deferred sales charges on the redemption of the Touchstone International Growth Fund.

TRUSTEES AND OFFICERS OF THE TRUST

The following is a list of the Trustees and principal officers of the Trust, the length of time served, principal occupations for the past 5 years, number of funds overseen in the Touchstone Fund Complex and other directorships held. All funds managed by the Advisor are part of the "Touchstone Fund Complex." The Touchstone Fund Complex consists of the Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Tax-Free Trust and Touchstone Institutional Funds Trust (formerly Constellation Institutional Portfolios). The Trustees who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as "Independent Trustees."

----------------------------------------------------------------------------------------------------------------------------------
INTERESTED
TRUSTEES(1):
----------------------------------------------------------------------------------------------------------------------------------
         NAME           POSITION       TERM OF      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    NUMBER           OTHER
       ADDRESS          HELD WITH      OFFICE                                                      OF FUNDS     DIRECTORSHIPS
    YEAR OF BIRTH       TRUST            AND                                                       OVERSEEN        HELD(4)
                                      LENGTH OF                                                    IN THE
                                        TIME                                                       TOUCHSTONE
                                      SERVED(2)                                                    FUND
                                                                                                   COMPLEX(3)
----------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder        Trustee and   Until         Senior Vice President of The Western and           41       Director of
Touchstone              President     retirement    Southern Life Insurance Company.                            LaRosa's (a
Advisors, Inc                         at age 75     President, CEO and a director of IFS                        restaurant
303 Broadway                          or until      Financial Services, Inc. (a holding                         chain).
Cincinnati, OH                        she resigns   company).  She is a director of Capital
Year of Birth: 1955                   or is         Analysts Incorporated (an investment
                                      removed       advisor and broker-dealer), IFS Fund
                                                    Distributors, Inc. (a broker-dealer),
                                      Trustee       Touchstone Advisors, Inc. (the Trust's
                                      since 2006    investment advisor and administrator), W&S
                                                    Financial Group Distributors, Inc. (an
                                                    annuity distributor) and Touchstone
                                                    Securities, Inc. (the Trust's
                                                    distributor).  She is also President and a
                                                    director of IFS Systems, Inc.  She is
                                                    Senior Vice President and a director of
                                                    W&S Brokerage Services, Inc. (a
                                                    broker-dealer). She is President and Chief
                                                    Executive Officer of Integrity Life
                                                    Insurance Company and National Integrity
                                                    Life Insurance Company.  She is President
                                                    of Touchstone Tax-Free Trust, Touchstone
                                                    Investment Trust, Touchstone Variable
                                                    Series Trust, Touchstone Strategic Trust,
                                                    Touchstone Funds Group Trust and
                                                    Touchstone Institutional Funds Trust.  She
                                                    was President of Touchstone Advisors,
                                                    Inc., and Touchstone Securities, Inc.
                                                    until 2004.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES:
----------------------------------------------------------------------------------------------------------------------------------
         NAME           POSITION       TERM OF      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    NUMBER           OTHER
       ADDRESS          HELD WITH      OFFICE                                                      OF FUNDS     DIRECTORSHIPS
    YEAR OF BIRTH       TRUST            AND                                                       OVERSEEN        HELD(4)
                                      LENGTH OF                                                    IN THE
                                        TIME                                                       TOUCHSTONE
                                      SERVED(2)                                                    FUND
                                                                                                   COMPLEX(3)
----------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox           Trustee      Until         President and Chief Executive Officer of           41       Director of Duke
105 East Fourth Street                retirement    Cox Financial Corp. (a financial services                   Energy (a
Cincinnati, OH                        at age 75     company).                                                   utility
Year of Birth: 1947                   or until he                                                               company).
                                      resigns or
                                      is removed

                                      Trustee
                                      since 2006
----------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner         Trustee      Until         Principal of HJL Enterprises (a privately          41       None
c/o Touchstone                        retirement    held investment company).
Advisors, Inc.                        at age 75
303 Broadway                          or until he
Cincinnati, OH                        resigns or
Year of Birth: 1938                   is removed

                                      Trustee
                                      since 2007
----------------------------------------------------------------------------------------------------------------------------------
Donald C. Siekmann       Trustee      Until         Executive for Duro Bag Manufacturing Co.           41       None
c/o Touchstone                        retirement    (a bag manufacturer);  President of Shor
Advisors, Inc.                        at age 75     Foundation for Epilepsy Research (a
303 Broadway                          or until he   charitable foundation);  Trustee of
Cincinnati, OH                        resigns or    Riverfront Funds (mutual funds) from 1999
Year of Birth: 1938                   is removed    - 2004.

                                      Trustee
                                      since 2006
----------------------------------------------------------------------------------------------------------------------------------
Robert E.                Trustee      Until         Retired Partner of KPMG LLP (a certified           41       Trustee of
Stautberg                             retirement    public accounting firm).  He is Vice                        Tri-Health
c/o Touchstone                        at age 75     President of St. Xavier High School.                        Physician
Advisors, Inc.                        or until he                                                               Enterprise
303 Broadway                          resigns or                                                                Corporation.
Cincinnati, OH                        is removed
Year of Birth: 1934
                                      Trustee
                                      since 2006
----------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti          Trustee      Until         CEO, Chairman and Director of Avaton, Inc.         41       Director of QMed
c/o Touchstone                        retirement    (a wireless entertainment company) until                    (a health care
Advisors, Inc.                        at age 75     2006.  President of Cincinnati Biomedical                   management
303 Broadway                          or until he   (a life science and economic development                    company).
Cincinnati, OH                        resigns or    company).
Year of Birth: 1948                   is removed

                                      Trustee
                                      since 2007
----------------------------------------------------------------------------------------------------------------------------------


(1) Ms. McGruder, as a director of the Advisor and the Distributor and an officer of affiliates of the Advisor and the Distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2) Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.


(3) The Touchstone Fund Complex consists of 11 series of the Trust, 7 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, 4 series of Touchstone Investment Trust, 11 variable annuity series of Touchstone Variable Series Trust and 4 series of Touchstone Institutional Funds Trust.


(4) Each Trustee is also a Trustee of Touchstone Tax-Free Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust and Touchstone Institutional Funds Trust.

---------------------------------------------------------------------------------------------------------
PRINCIPAL
OFFICERS:
---------------------------------------------------------------------------------------------------------
           NAME                  POSITION       TERM OF OFFICE AND     PRINCIPAL OCCUPATION(S) DURING
          ADDRESS               HELD WITH         LENGTH OF TIME                PAST 5 YEARS
       YEAR OF BIRTH             TRUST(1)             SERVED
---------------------------------------------------------------------------------------------------------
Jill T. McGruder             President  and    Until resignation,    See biography above.
Touchstone                   Trustee           removal or
Advisors, Inc.                                 disqualification
303 Broadway
Cincinnati, OH                                 President since
Year of Birth: 1955                            2004; President
                                               from 2000-2002
---------------------------------------------------------------------------------------------------------
Gene L. Needles              Vice President    Until resignation,    President of Touchstone Advisors,
Touchstone                                     removal or            Inc., Touchstone Securities, Inc.
Advisors, Inc.                                 disqualification      and Touchstone Investments.
303 Broadway                                                         President of AIM Distributors from
Cincinnati, OH                                 Vice President        2004 - 2008. CEO of AIM
Year of Birth: 1954                            since 2008            Distributors from 2005 - 2008.
---------------------------------------------------------------------------------------------------------
Brian E. Hirsch              Vice President    Until resignation,    Senior Vice President-Compliance
Touchstone                   and Chief         removal or            of IFS Financial Services, Inc.,
Advisors, Inc.               Compliance        disqualification      Director of Compliance of W&S
303 Broadway                 Officer                                 Brokerage Services, Inc.
Cincinnati, OH                                 Vice President
Year of Birth: 1956                            since 2003
---------------------------------------------------------------------------------------------------------
William A. Dent              Vice President    Until resignation,    Senior Vice President of
Touchstone                                     removal or            Touchstone Advisors, Inc.;
Advisors, Inc.                                 disqualification      Marketing Director of Promontory
303 Broadway                                                         Interfinancial Network from
Cincinnati, OH                                 Vice President        2002-2003.
Year of Birth: 1963                            since 2004
---------------------------------------------------------------------------------------------------------
Gregory A. Harris            Vice President    Until resignation,    Vice President-Fund Administration
Touchstone                                     removal or            of Touchstone Investments;
Advisors, Inc.                                 disqualification      Managing Director, Fund Project
303 Broadway                                                         Services, Inc. 1998 - 2007.
Cincinnati, OH                                 Vice President
Year of Birth: 1968                            since 2007
---------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft         Controller        Until resignation,    Senior Vice President, Chief
Touchstone                   and Treasurer     removal or            Financial Officer and Treasurer of
Advisors, Inc.                                 disqualification      IFS Fund Distributors, Inc.;
303 Broadway                                                         Senior Vice President and Chief
Cincinnati, OH                                 Controller since      Financial Officer of W & S
Year of Birth: 1962                            2000                  Brokerage Services, Inc.; Chief
                                                                     Financial Officer of IFS Financial
                                               Treasurer since 2003  Services, Inc., Touchstone
                                                                     Advisors, Inc. and Touchstone
                                                                     Securities, Inc.; Senior Vice
                                                                     President and Chief Financial
                                                                     Officer of Fort Washington
                                                                     Investment Advisors, Inc.
                                                                     Vice-President and Treasurer of
                                                                     IIS Broadway Corp. She served as
                                                                     Senior Vice President, Chief
                                                                     Financial Officer and Treasurer of
                                                                     Integrated Investment Services,
                                                                     Inc. up to April 2007.
---------------------------------------------------------------------------------------------------------
Jay S. Fitton                Secretary         Until resignation,    Assistant Vice President and
JPMorgan                                       removal or            Senior Counsel at JPMorgan Chase
303 Broadway                                   disqualification      Bank, N.A
Cincinnati, OH
Year of Birth: 1970                            Secretary since
                                               2006. Assistant
                                               Secretary from
                                               2002 - 2006
---------------------------------------------------------------------------------------------------------

(1) Each officer also holds the same office with Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Strategic Trust and Touchstone Institutional Funds Trust.

TRUSTEE COMPENSATION


The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Fund Complex during the fiscal year ended September 30, 2008.

-----------------------------------------------------------------------------------------
NAME                          AGGREGATE COMPENSATION       TOTAL COMPENSATION FROM THE
                              FROM THE TRUST FOR THE       TOUCHSTONE FUND COMPLEX(2) FOR
                              FISCAL YEAR ENDED            THE FISCAL YEAR ENDED
                              SEPTEMBER 30, 2008(1)        SEPTEMBER 30, 2008
-----------------------------------------------------------------------------------------
Jill T. McGruder              $0                           $0
-----------------------------------------------------------------------------------------
Phillip R. Cox                $12,792                      $76,750
-----------------------------------------------------------------------------------------
Donald Siekmann               $11,958                      $71,750
-----------------------------------------------------------------------------------------
Robert E. Stautberg           $12,375                      $74,250
-----------------------------------------------------------------------------------------
H. Jerome Lerner              $12,875                      $77,250
-----------------------------------------------------------------------------------------
John P. Zanotti               $9,125                       $54,750
-----------------------------------------------------------------------------------------

(1) The Independent Trustees are eligible to participate in the Touchstone Trustee Deferred Compensation Plan, which allows them to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000. The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Fund Complex during the fiscal year ended September 30, 2008 is as follows: Robert E. Stautberg - $20,000.

(2) The Touchstone Fund Complex consists of 11 series of the Trust, 4 series of Touchstone Tax-Free Trust, 4 series of Touchstone Investment Trust, 7 series of Touchstone Strategic Trust, 11 variable annuity series of Touchstone Variable Series Trust and 4 series of Touchstone Institutional Funds Trust.


Each Independent Trustee receives a quarterly retainer of $9,500 and a fee of $4,500 for each Board meeting attended in person and $1,500 for attendance by telephone. Each Committee member receives a fee of $2,250 for each committee meeting attended in person and $1,500 for attendance by telephone. The lead Trustee receives an additional $3,000 quarterly retainer. The Committee Chairmen receive an additional $1,500 - $2,000 quarterly retainer, depending on the committee. All fees are split equally among the Trusts comprising the Touchstone Fund Complex.

STANDING COMMITTEES OF THE BOARD

The Board of Trustees is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust's Declaration of Trust. The Board has established the following committees to assist in its oversight functions. Each Committee is composed entirely of Independent Trustees.

AUDIT COMMITTEE. Messrs. Siekmann and Stautberg are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust's accounting and financial reporting policies, practices and internal controls. During the fiscal year ended September 30, 2008, the Audit Committee held four meetings.

GOVERNANCE COMMITTEE. Messrs. Cox, Zanotti and Lerner are members of the Governance Committee. The Governance Committee is responsible for overseeing the Trust's compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues. The Governance Committee held four meetings during the fiscal year ended September 30, 2008.


In addition, the Governance Committee is responsible for recommending candidates to serve on the Board. The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to John P. Zanotti, Chairman of the Governance Committee, c/o Touchstone, 303 Broadway, Suite 1100, Cincinnati, OH 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

TRUSTEE OWNERSHIP IN THE TOUCHSTONE FUND COMPLEX


The following table reflects the Trustees' beneficial ownership in the Funds* and the Touchstone Fund Complex as of December 31, 2008.

--------------------------------------------------------------------------------------------------
                                 Dollar Range           Dollar Range      Aggregate Dollar Range
                                 of Securities         of Securities       of Securities in the
                               in the Small Cap         in the Value          Touchstone Fund
                              Value Opportunities    Opportunities Fund          Complex(1)
                                     Fund
--------------------------------------------------------------------------------------------------
Jill T. McGruder             None                   None                  Over $100,000
Phillip R. Cox               None                   None                  $10,001 - $50,000
H. Jerome Lerner             None                   None                  Over $100,000
Donald C. Siekmann           None                   None                  Over $100,000
Robert E. Stautberg          None                   None                  Over $100,000
John P. Zanotti              $1 - $10,000           $1 - $10,000          $10,001 - $50,000
--------------------------------------------------------------------------------------------------

* The Trustees did not have any beneficial interest in the Premium Yield Equity Fund, International Growth Fund, Short Duration Fixed Income Fund, Ultra Short Duration Fixed Income Fund, Sands Capital Select Growth Fund, Diversified Small Cap Value Fund, Healthcare and Biotechnology Fund, Mid Cap Fund and Clover Core Fixed Income Fund.


(1) The Touchstone Fund Complex consists of 11 series of the Trust, 7 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, 4 series of Touchstone Investment Trust, 11 variable annuity series of Touchstone Variable Series Trust and 4 series of Touchstone Institutional Funds Trust.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through JPMorgan P.O. Box 5354 Cincinnati, OH 45201-5354, (the "Transfer Agent") on days when the New York Stock Exchange is open for business. Currently, the days on which each Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Fund are offered on a continuous basis.

The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 of the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would have to pay brokerage costs to sell the securities distributed to you.

Each Fund's net asset value ("NAV") per share is computed once daily, Monday through Friday, at 4:00 p.m. Eastern Time except when the Fund is not open for business, days during which the Fund receives no purchase or redemption orders, customer holidays and on days when the New York Stock Exchange is closed.


The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, the Advisor, Turner, Federated Clover, Federated, Fort Washington, Sands Capital Management, Miller/Howard, Navellier, the Administrator, the Transfer Agent and/or the Fund's custodian are not open for business.


The Funds participate in fund "supermarket" arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket. In connection with these supermarket arrangements, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. As such, a Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. The customer order will be priced at the Fund's NAV next computed after acceptance by an authorized broker or the broker's authorized designee. In addition, a broker may charge transaction fees on the purchase and/or sale of Fund shares. Also in connection with fund supermarket arrangements, the performance of a participating Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Trust's annual report contains additional performance information and will be made available to investors upon request and without charge.

CLASS A SHARES. Class A shares are sold at NAV plus an initial sales charge as shown in the table below. In some cases the initial sales charge for purchases of Class A shares may be waived or reduced, as described in the Prospectuses.

SALES CHARGE FOR EQUITY AND BALANCED FUNDS:

-------------------------------------------------------------------------------------------------------------
Amount of Investment                            Percentage of      Which Equals this        Dealer
                                                Offering Price     Percentage of Your Net   Reallowance as
                                                Deducted for       Investment               Percentage of
                                                Sales Charge                                Offering Price
-------------------------------------------------------------------------------------------------------------
Less than $50,000                               5.75%              6.10%                    5.00%
-------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                  4.50%              4.71%                    3.75%
-------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                 3.50%              3.63%                    2.75%
-------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                 2.95%              3.04%                    2.25%
-------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000               2.25%              2.30%                    1.75%
-------------------------------------------------------------------------------------------------------------
$1,000,000 or more                              None               None                     None
-------------------------------------------------------------------------------------------------------------

SALES CHARGE FOR BOND FUNDS

-------------------------------------------------------------------------------------------------------------
Amount of Investment                            Percentage of      Which Equals this        Dealer
                                                Offering Price     Percentage of Your Net   Reallowance as
                                                Deducted for       Investment               Percentage of
                                                Sales Charge                                Offering Price
-------------------------------------------------------------------------------------------------------------
Less than $50,000                               4.75%              4.99%                    4.00%
-------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                  4.50%              4.71%                    3.75%
-------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                 3.50%              3.63%                    2.75%
-------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                 2.95%              3.04%                    2.25%
-------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000               2.25%              2.30%                    1.75%
-------------------------------------------------------------------------------------------------------------
$1,000,000 or more                              None               None                     None
-------------------------------------------------------------------------------------------------------------

For initial purchases of Class A shares of $1 million or more and subsequent purchases further increasing the size of the account, participating unaffiliated dealers may receive compensation of up to 1.00% of such purchases from the Distributor according to the following schedule:

Amount of Investment                                     Dealer Fee
--------------------                                     -----------
$1 million but less than $3 million                        1.00%
$3 million but less than $5 million                        0.75%
$5 million but less than $25 million                       0.50%
$25 million or more                                        0.25%

The Distributor does not have an annual reset for these fees. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Funds may be aggregated with concurrent purchases of Class A shares of other Touchstone Funds. If a commission was paid to a participating unaffiliated dealer and the Class A shares are redeemed within a year of their purchase, a contingent deferred sales charge ("CDSC") of 1.00% will be charged on the redemption. Dealers should contact the Distributor for more information on the calculation of the dealer's commission in the case of combined purchases.

An exchange from other Touchstone Funds will not qualify for payment of the dealer's commission unless the exchange is from a Touchstone Fund with assets as to which a dealer's commission or similar payment has not been previously paid. No commission will be paid if the purchase represents the reinvestment of a redemption from a Fund made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a CDSC if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "CDSC for Certain Redemptions of Class A shares" below.

CLASS C SHARES. Class C shares are sold at NAV, without an initial sales charge and are subject to a CDSC of 1.00% on redemptions of Class C shares made within one year of their purchase. The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class C shares being redeemed, or (2) the NAV of such Class C shares being redeemed. A CDSC will not be imposed upon redemptions of Class C shares held for at least one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets allocable to Class C shares. The Distributor intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.


CLASS Y SHARES. Class Y shares are sold at NAV, without an initial sales charge and are not subject to a 12b-1 fee or CDSC. Class Y shares are offered through certain broker-dealers or financial institutions that have distribution agreements with the Distributor. These agreements are generally limited to discretionary managed, asset allocation, or wrap products offered by broker-dealers and financial institutions and may be subject to fees by the participating broker-dealer or financial institution.

CLASS Z SHARES. Class Z shares are sold at NAV, without an initial sales charge and are not subject to a 12b-1 fee or CDSC but are subject to a shareholder servicing fee. Class Z shares are offered through certain broker-dealers or financial institutions that have distribution agreements with the Distributor.

CLASS I SHARES. Class I shares are sold at NAV, without an initial sales charge and are not subject to a 12b-1 fee or CDSC. Class I shares are offered directly thorough the Distributor and through certain broker-dealers or financial institutions that have distribution agreements with the Distributor.

INSTITUTIONAL SHARES. Institutional shares are sold at NAV, without an initial sales charge and are not subject to a 12b-1 fee or CDSC, but are subject to higher initial investment requirements than other classes of shares of a Fund. Institutional shares are offered through certain broker-dealers or financial institutions that have distribution agreements with the Distributor. These agreements are generally limited to discretionary managed, asset allocation, or wrap products offered by broker-dealers and financial institutions and may be subject to fees by the participating broker-dealer or financial institution. Institutional shares may also be purchased directly through the Distributor.

ADDITIONAL INFORMATION ON THE CDSC

The CDSC is waived under the following circumstances:


o Any partial or complete redemption following death or disability (as defined in the Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Distributor may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.


o Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.


o Redemptions from retirement plans qualified under Section 401 of the Code. The CDSC will be waived for benefit payments made by Touchstone directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Code), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

o Redemptions that are mandatory withdrawals from a traditional IRA account after age 70 1/2. The Worker, Retiree, and Employer Recovery Act of 2008 abated this mandatory withdrawal requirement for the 2009 calendar year.


GENERAL. All sales charges imposed on redemptions are paid to the Distributor. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

CDSC FOR CERTAIN REDEMPTIONS OF CLASS A SHARES. A CDSC is imposed upon certain redemptions of Class A shares of the Funds (or shares into which such Class A shares were exchanged) purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Distributor and the shares are redeemed within one year from the date of purchase. The CDSC will be paid to the Distributor and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption. If a purchase of Class A shares is subject to the CDSC, you will be notified on the confirmation you receive for your purchase. Redemptions of such Class A shares of the Funds held for at least one year will not be subject to the CDSC.

EXAMPLES. The following example will illustrate the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 1.00%, the CDSC would be $40 for redemptions of Class C shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

PURCHASE AND REDEMPTION INFORMATION

WAIVER OF MINIMUM INVESTMENT REQUIREMENTS. The minimum and subsequent investment requirements for purchases in the Funds may not apply to:


1. Any director, officer or other employee (and their immediate family members, as defined below) of Western & Southern Life Insurance Company or any of its affiliates or any portfolio advisor or service provider to the Trust.


2. Any employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with the Distributor.


The minimum investment waivers are not available for Institutional shares of the Funds.


WAIVER OF CLASS A SALES CHARGES. In addition to the categories of purchasers described in the prospectus from whom the sales charge on purchases of Class A shares of the Funds may be waived, Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

1. purchases into a Fund by any director, officer, employee (and their immediate family members, as defined below), or current separate account client of or referral by a Sub-Advisor to that particular Fund;

2. purchases by any director, officer or other employee (and their immediate family members, as defined below) of Western & Southern Financial Group or any of its affiliates; and

3. purchases by any employees of JPMorgan (formerly Integrated Investment Services, Inc.) who provide services for Touchstone Investments.

Exemptions must be qualified in advance by the Distributor. At the option of the Trust, the front-end sales charge may be included on purchases by such persons in the future.

Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law, and sister-in-law of a director, officer or employee. The term "employee" is deemed to include current and retired employees.

WAIVER OF CLASS A SALES CHARGE FOR FORMER CONSTELLATION SHAREHOLDERS. Shareholders who owned shares of the Trust as of November 17, 2006 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the frond-end sales charge for purchases of Class A Shares. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

WAIVER OF CLASS A SALES CHARGE FOR FORMER NAVELLIER SHAREHOLDERS. Shareholders who owned shares of the Navellier International Growth Portfolio as of September 26, 2008 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the frond-end sales charge for purchases of Class A Shares. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.


CLASS Y SHARES GRANDFATHER CLAUSE. Beginning on February 2, 2009, new purchases of the Class Y shares are no longer available directly through Touchstone. Those shareholders who owned Class Y shares purchased directly through Touchstone prior to February 2, 2009 may continue to hold Class Y shares of the corresponding Fund(s). In addition, those shareholders may continue to make subsequent purchases into existing accounts of Class Y shares of the Fund(s) they owned prior to February 2, 2009.

PURCHASES IN KIND. Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the Fund's investment goals and is otherwise acceptable to the Advisor. Before purchasing shares by tendering payment in-kind, an investor should consult with his, her or its tax advisor regarding the tax consequences of the transaction


REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will bear the market risk until the securities are sold and the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable. The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act wherein the Funds are committed to pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any ninety day period, the lesser of $250,000 or 1% of a Fund's NAV at the beginning of such period.

UNCASHED DISTRIBUTION CHECKS. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.


FUND SHARES PURCHASED BY CHECK. We may delay paying your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.

LOW ACCOUNT BALANCES. If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you. Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.


DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued under the direction of the Administrator and under the general supervision of the Trustees. The Administrator or its delegates may use independent pricing services to obtain valuations of securities. The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. Prices are generally determined using readily available market prices. If market prices are unavailable or believed to be unreliable, the Sub-Administrator will initiate a process by which the Trust's Fair Value Committee will make a good faith determination as to the "fair value" of the security using procedures approved by the Trustees. The pricing services may use a matrix system to determine valuations of fixed income securities when market prices are not readily available. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by any such pricing service and its valuation results are reviewed by the officers of the Trust under the general supervision of the Trustees.

Some Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate net asset value. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument.

TAXES


The following discussion summarizes certain U.S. federal income tax considerations affecting the Funds and their shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of a Fund. The summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable U.S. Treasury Regulations promulgated thereunder (the "Regulations"), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein. The summary applies only to beneficial owners of a Fund's shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of a Fund's shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund's shares through tax-advantaged accounts (such as an individual retirement account (an "IRA"), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund's shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

No Fund has requested nor will any Fund request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to each shareholder of a Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund. Each shareholder is urged and advised to consult such shareholder's own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder of such Fund's shares and to possible effects of changes in federal or other tax laws.

GENERAL. For federal tax purposes, each Fund is treated as a separate corporation. Each Fund has elected, and intends to continue to qualify for, taxation as a regulated investment company ("RIC") under the Code. By qualifying as a RIC, a Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by a Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by it without the concurrent receipt of cash. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by its governing documents, through borrowing the amounts required.

QUALIFICATION AS REGULATED INVESTMENT COMPANY. Qualification as a RIC under the Code requires, among other things, that: (a) each Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Qualifying Income Requirement"), and net income from certain qualified publicly traded partnerships; (b) each Fund diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more "qualified publicly traded partnerships"; and (c) each Fund distribute for each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than "net capital gain" as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividend paid); and (ii) 90% of its tax-exempt interest, if any, net of expenses allocable thereto.

The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the qualifying income requirement only if such gains are directly related to the principal business of a Fund in investing in stock or securities or options and futures with respect to stock or securities. To date, no such regulations have been issued.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code's timing and other requirements at least 90% of its investment company taxable income and at least 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions ("net tax-exempt interest"). Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder's gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

If for any taxable year a Fund fails to qualify as a RIC, it will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under the U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporation shareholders.

EXCISE TAX. If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year), and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. A Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid Excise Tax liability at a time when an investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC. No assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

CAPITAL LOSS CARRYFORWARDS. Each Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. Each Fund's capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. As of September 30, 2008, the Funds had the following capital loss carryforwards.

--------------------------------------------------------------------------------
FUND                                        AMOUNT OF CAPITAL LOSS CARRYFORWARDS
--------------------------------------------------------------------------------
Clover Core Fixed Income Fund               $86,389
--------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund      $7,235,052
--------------------------------------------------------------------------------
Short Duration Fixed Income Fund            $4,265,646
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund            $29,932,199
--------------------------------------------------------------------------------
International Growth Fund                   $190,851
--------------------------------------------------------------------------------

A Fund cannot carry back or carry forward any net operating losses. If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carryforwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds may engage in a reorganization in the future.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT. A Fund may make investments in STRIPS, TRs, TIGRs, LYONs, CATS and other Zero Coupon securities which are treated as having acquisition discount, or original issue discount ("OID") (generally a debt obligation with a purchase price less than its principal amount). Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though it will not receive cash payments for such discount until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding such securities receives no interest payments in cash on such securities during the year.

Each Fund generally will be required to distribute dividends to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by such Fund. Cash to pay these dividends may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by such Fund's governing documents, through borrowing the amounts required. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income.

OPTIONS, FUTURES AND FORWARD CONTRACTS. The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund ("Section 1256 contracts"), other than contracts on which it has made a "mixed-straddle election", will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund's distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call option written (sold) by a Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by a Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

STRADDLES. Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest. Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute "straddles." Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If a Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddles is governed by Section 1256, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the "wash sale" and "short sale" rules. As a result, the straddle rules could cause distributions that would otherwise constitute "qualified dividend income" to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

CONSTRUCTIVE SALES. Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon a Fund's holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund's holding period and the application of various loss deferral provisions of the Code.

In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale. The foregoing will not apply, however, to a Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Fund's risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

WASH SALES. A Fund may in certain circumstances be impacted by special rules relating to "wash sales." In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

SHORT SALES. A Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders. Short sales also may be subject to the "Constructive Sales" rules, discussed above.

PASSIVE FOREIGN INVESTMENT COMPANIES. A Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company ("PFIC") or become a PFIC under the Code. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on "excess distributions" received from the stock of the PFIC held by it or on any gain from the sale of such equity interest in the PFIC (collectively "PFIC income"), plus interest thereon even if such Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in such Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Funds distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce a Fund's economic return from its investment in PFIC shares. To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a "qualified electing fund" ("QEF"), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF's annual ordinary earnings and net capital gain. As a result of a QEF election, a Fund would likely have to distribute to its shareholders an amount equal to the QEF's annual ordinary earnings and net capital gain to satisfy the Code's minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to such Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

A Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. A Fund's adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the Code, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund's income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease a Fund's investment company income distributable to its shareholders.

FOREIGN TAXATION. Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund's total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, such Fund may file an election (the "pass-through election") with the IRS pursuant to which shareholders of it would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by it even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Each shareholder will be notified within 60 days after the close of each Fund's taxable year whether the foreign taxes paid by it will "pass-through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax.

REITS. A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund's investments in REIT equity securities may at other times result in such Fund's receipt of cash in excess of the REIT's earnings; if such Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

A Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools (TMPs), or such REITs may themselves constitute TMPs. Under an IRS notice, and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC or a TMP (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of RICs, such as the Funds, will be allocated to shareholders of such RICs in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. As a result, a Fund may not be a suitable investment for certain tax-exempt-shareholders. See "Tax-Exempt Shareholders."

DISTRIBUTIONS. Distributions paid out of a Fund's current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of a Fund's current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then as capital gain.

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions designated by a Fund as "capital gain dividends" (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

Noncorporate shareholders of a Fund may be eligible for the 15% long-term capital gain rate applicable to distributions of "qualified dividend income" received by such noncorporate shareholders in taxable years beginning before January 1, 2011. A Fund's distribution will be treated as qualified dividend income and therefore eligible for the 15% rate to the extent that it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of a Fund may be eligible for the dividends received deduction on such Fund's distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.
Not later than 60 days after the close of each calendar year, each Fund will inform shareholders of the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisors for more information.

PURCHASES OF FUND SHARES. Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund's taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed may effectively be a return of capital.

SALES, EXCHANGES OR REDEMPTIONS. Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder's holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. Any loss realized on a disposition will be disallowed under the "wash sale" rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

A shareholder is also subject to the wash sale rules described above upon a sale or redemption of shares in a Fund if within 30 days before or after the sale or redemption such shareholder purchases other shares in the Fund (through reinvestment of dividends or otherwise). Any loss disallowed under the wash sale rules will be allocated to the shareholder's basis in the newly purchased shares.

BACKUP WITHHOLDING. Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification ("TIN") certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

STATE AND LOCAL TAXES. No Fund that qualifies as a RIC for federal income tax purposes is liable for any income or franchise tax in Delaware. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.

Many states grant tax-free status to dividends paid to shareholders from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA and Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the Funds.

NON-U.S. SHAREHOLDERS. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply and such distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund and capital gain dividends, provided that such Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of such Fund constitute U.S. real property interests (USRPIs), as described below.

For taxable years beginning before January 1, 2010, non-U.S. shareholders are also exempt from federal income tax withholding on distributions designated by a Fund as interest-related dividends. Interest-related dividends are generally attributable to a RIC's net interest income earned on certain debt obligations and paid to non-U.S. shareholders. In order to qualify as an interest-related dividend a Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of its taxable year.

Distributions of a Fund when at least 50% of its assets are USRPIs, as defined in the Code and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of USRPIs (including gains on the sale or exchange of shares in certain "U.S. real property holding corporations," which may include certain REITs, among other entities, and certain REIT capital gain dividends) generally will cause a non-U.S. shareholder to treat such gain as income effectively connected to a trade or business within the United States, subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the non-U.S. shareholder to file a U.S. federal income tax return.

The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder's country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN). All non-U.S. shareholders are urged to consult their tax advisors as to the tax consequences of an investment in a Fund.

TAX-EXEMPT SHAREHOLDERS. A tax-exempt shareholder could realize unrelated business taxable income ("UBTI") by virtue of its investment in a Fund due to such Fund's investments and if shares in such Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of Code
Section 514(b).

It is possible that a tax-exempt shareholder of a Fund will also recognize UBTI if the Fund recognizes "excess inclusion income" (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts
(CRTs) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs. All tax-exempt shareholders are urged to consult their tax advisors as to the tax consequences of an investment in a Fund.

TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

EACH SHAREHOLDER IS URGED AND ADVISED TO CONSULT SUCH SHAREHOLDER'S OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND INCLUDING, BUT NOT LIMITED TO, THE APPLICABILITY OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AFFECTING THE PARTICULAR SHAREHOLDER AND TO POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.


PORTFOLIO TRANSACTIONS

The Advisor and each Sub-Advisor are authorized to select brokers and dealers to effect securities transactions for the Funds. Each will seek to obtain the most favorable net results by taking into account various factors, including price, commission, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Advisor and each Sub-Advisor generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. The Advisor and each Sub-Advisor seek to select brokers or dealers that offer a Fund best price and execution or other services that benefit the Funds.

The Advisor and each Sub-Advisor may, consistent with the interests of the Funds, select brokers on the basis of the research services provided to the Advisor and the Sub-Advisor. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Advisor and each Sub-Advisor will be in addition to and not in lieu of the services required to be performed by the Advisor and the Sub-Advisor under the Advisory Agreement or applicable Sub-Advisory Agreement, respectively. If, in the judgment of the Advisor and each Sub-Advisor, a Fund or other accounts managed by the Advisor and the Sub-Advisor will be benefited by supplemental research services, the Advisor and the Sub-Advisor are authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Advisor and each Sub-Advisor will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that the Advisor or the Sub-Advisor will find all of such services of value in advising that Fund.

The Funds may execute brokerage or other agency transactions through brokers that may be deemed "affiliates" under the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, an affiliated broker is permitted to receive commissions that do not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the affiliated brokers and will review these procedures periodically.


It is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares made through broker-dealers, and in no event may the Advisor or a Sub-Advisor directly or indirectly compensate a broker for promoting Fund shares with payments from Fund portfolio transactions. In addition, notwithstanding anything to the contrary in the Advisory Agreement or any Sub-Advisory Agreement, neither the Advisor nor any Sub-Advisor may consider the sale of Fund shares in selecting among executing broker-dealers. The Funds may direct transactions to certain brokers in order to reduce brokerage commissions through a commission recapture program offered by Frank Russell Securities, Inc.

For the fiscal years ended September 30, 2007 and 2008 the Trust's portfolio turnover rates were as follows:

--------------------------------------------------------------------------------
                                                 PORTFOLIO TURNOVER RATE
                                                 -------------------------------
FUND                                             2007                    2008
--------------------------------------------------------------------------------
Value Opportunities Fund                         62%                     96%
--------------------------------------------------------------------------------
Diversified Small Cap Value Fund                 79%                     67%
--------------------------------------------------------------------------------
Clover Core Fixed Income Fund                    71%                     62%
--------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund           26%                     56%
--------------------------------------------------------------------------------
Short Duration Fixed Income Fund                 21%                     25%
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund                156%                    127%
--------------------------------------------------------------------------------
Small Cap Value Opportunities Fund               127%                    222%
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund                 24%                     39%
--------------------------------------------------------------------------------
Mid Cap Fund                                     193%                    157%
--------------------------------------------------------------------------------

For the period from its inception (December 3, 2007) through September 30, 2008, the portfolio turnover rate for the Premium Yield Equity Fund was as follows:

--------------------------------------------------------------------------------
                                                 PORTFOLIO TURNOVER RATE
                                                 -------------------------------
FUND                                             2008
--------------------------------------------------------------------------------
Premium Yield Equity Fund                        181%
--------------------------------------------------------------------------------

For the fiscal years ended December 31, 2007, and the period from January 1, 2008 through September 30, 2008, the International Growth Fund's portfolio turnover rates were as follows:

--------------------------------------------------------------------------------
                                                 PORTFOLIO TURNOVER RATE
                                                 -------------------------------
FUND                                             2007                    2008
--------------------------------------------------------------------------------
International Growth Fund                        91%                     35%
--------------------------------------------------------------------------------

The brokerage commissions paid by the Trust for the fiscal years ended September 30, 2006, 2007 and 2008 were as follows:

---------------------------------------------------------------------------------------------
                                   TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
                                   ----------------------------------------------------------
FUND                               2006               2007               2008
---------------------------------------------------------------------------------------------
Value Opportunities Fund           $272,121           $157,930           $496,584
---------------------------------------------------------------------------------------------
Diversified Small Cap Value Fund   $1,486,259         $811,199           $492,213
---------------------------------------------------------------------------------------------
Clover Core Fixed Income Fund      N/A                N/A                N/A
---------------------------------------------------------------------------------------------
Ultra Short Duration Fixed
Income Fund                        N/A                N/A                N/A
---------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund   N/A                N/A                N/A
---------------------------------------------------------------------------------------------
Small Cap Value Opportunities
Fund                               $551,410           $806,018           $812,822
---------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund  $154,645           $122,502           $131,592
---------------------------------------------------------------------------------------------
Sands Capital Select Growth Fund   $243,644           $187,632           $209,016
---------------------------------------------------------------------------------------------
Mid Cap Fund                       $85,385            $1,151,097         $1,456,517
---------------------------------------------------------------------------------------------

For the period from its inception (December 3, 2007) through September 30, 2008, the brokerage commissions paid by the Premium Yield Equity Fund were as follows:

--------------------------------------------------------------------------------------------
                                    TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
                                    --------------------------------------------------------
FUND                                2008
--------------------------------------------------------------------------------------------
Premium Yield Equity Fund           $101,639
--------------------------------------------------------------------------------------------

For the fiscal years ended December 31, 2006 and 2007, and the period from January 1, 2008 through September 30, 2008, the International Growth Fund paid the following brokerage commissions:

---------------------------------------------------------------------------------------------
                                   TOTAL AMOUNT OF BROKERAGE
                                   COMMISSIONS PAID
                                   ----------------------------------------------------------
FUND                               2006                2007              2008
---------------------------------------------------------------------------------------------
International Growth Fund          $22,137             $2,174            $8,509
---------------------------------------------------------------------------------------------

The brokerage commissions paid by the Trust to the Distributor for the fiscal years ended September 30, 2006, 2007 and 2008 were as follows:

---------------------------------------------------------------------------------------------
                                   TOTAL DOLLAR AMOUNT OF BROKERAGE
                                   COMMISSIONS PAID TO THE DISTRIBUTOR
                                   ----------------------------------------------------------
FUND                               2006               2007               2008
---------------------------------------------------------------------------------------------
Value Opportunities Fund           N/A                $12,446            $8,306
---------------------------------------------------------------------------------------------
Diversified Small Cap Value Fund   N/A                $3,964             $3,167
---------------------------------------------------------------------------------------------
Clover Core Fixed Income Fund      N/A                N/A                N/A
---------------------------------------------------------------------------------------------
Ultra Short Duration Fixed
Income Fund                        N/A                N/A                N/A
---------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund   N/A                N/A                N/A
---------------------------------------------------------------------------------------------
Sands Capital Select Growth Fund   N/A                N/A                N/A
---------------------------------------------------------------------------------------------
Small Cap Value Opportunities      N/A                N/A                $750
Fund
---------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund  N/A                $7,553             $21,793
---------------------------------------------------------------------------------------------
Mid Cap Fund                       N/A                $1,521             $2,709
---------------------------------------------------------------------------------------------

For the period from its inception (December 3, 2007) through September 30, 2008, the brokerage commissions paid to the Distributor by the Premium Yield Equity Fund were as follows:

--------------------------------------------------------------------------------------------
                                    TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID TO
                                    THE DISTRIBUTOR
                                    --------------------------------------------------------
FUND                                2008
--------------------------------------------------------------------------------------------
Premium Yield Equity Fund           $319
--------------------------------------------------------------------------------------------

For the fiscal years ended December 31, 2006 and 2007, and the period from January 1, 2008 through September 30, 2008, the International Growth Fund paid the following brokerage commissions to the Distributor:

--------------------------------------------------------------------------------------------
                                    TOTAL DOLLAR AMOUNT OF BROKERAGE
                                    COMMISSIONS PAID TO THE DISTRIBUTOR
                                    --------------------------------------------------------
FUND                                2006             2007               2008
--------------------------------------------------------------------------------------------
International Growth Fund           $0               $0                 $0
--------------------------------------------------------------------------------------------

The total amount of securities of regular Broker/Dealers held by each Fund for the fiscal year ended September 30, 2008 were as follows:

------------------------------------------------------------------------------------------------------------------
                                                                             TOTAL AMOUNT OF
                                                                             SECURITIES HELD BY
FUND                                        NAME OF BROKER/DEALER            FUND                 TYPE OF SECURITY
------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                    Bank of New York                 $5,030,026           Equity
------------------------------------------------------------------------------------------------------------------
                                            Citigroup Global Markets, Inc.   $4,466,565           Equity
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund      Citigroup Global Markets, Inc.   $1,453,106           Debt
------------------------------------------------------------------------------------------------------------------
                                            PNC Securities                   $989,984             Debt
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund            Citigroup Global Markets, Inc.   $484,369             Debt
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Clover Core Fixed Income Fund               Lehman Brothers                  $81,250              Debt
------------------------------------------------------------------------------------------------------------------
                                            Merrill Lynch                    $501,164             Debt
------------------------------------------------------------------------------------------------------------------


DISCLOSURE OF PORTFOLIO HOLDINGS

The Touchstone Funds have adopted policies and procedures for disclosing the Funds' portfolio holdings to any person requesting this information. These policies and procedures are monitored on an on-going basis by the Board of Trustees through periodic reporting by the Funds' Chief Compliance Officer. The Chief Compliance Officer will report any material violations immediately to the Board of Trustees and will report any immaterial violations to the Board at the next quarterly meeting. No compensation will be received by a Fund, the Advisor, or any other party in connection with the disclosure of information about portfolio securities.

The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

      1)    A request made by a Sub-Advisor for a Fund (or that portion of a
            Fund) that it manages;

      2) A request by executive officers of the Advisor for routine oversight and management purposes;

      3) For use in preparing and distributing routine shareholder reports, including disclosure to the Funds' independent registered public accounting firm, typesetter and printer. Routine shareholder reports are filed as of the end of each calendar quarter with the SEC within 60 days after the quarter end and routine shareholder reports are distributed to shareholders within 60 days after the six-month period. The Funds provide their full holdings to their registered public accounting firm annually, as of the end of their fiscal year, within one to ten business days after fiscal year end. The Funds provide their full holdings to their typesetter at least 30 days after the end of the calendar quarter. The Funds provide their full holdings to their printer at least 45 days after the six-month period.

      o The Funds (except the Sands Capital Select Growth Fund) provide their top ten holdings on their publicly available website and to market data agencies monthly, as of the end of a calendar month, at least seven business days after month end.

      o The Funds (except the Sands Capital Select Growth Fund) provide their full holdings on their publicly available website, and to market data agencies, their typesetter and printer, quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.

      o The Sands Capital Select Growth Fund provides its full holdings on its publicly available website and to market data agencies monthly, as of the end of a month, at least sixty days after month-end.

      o The Sands Capital Select Growth Fund provides its top five holdings on its publicly available website and to market data agencies quarterly, as of the end of a calendar quarter, at least seven business days after quarter end.

      o The Sands Capital Select Growth Fund provides its full holdings to its typesetter and printer quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.

You may access the public website at www.touchstoneinvestments.com.


Employees of the Advisor and the Funds' Sub-Advisor that are access persons under the Funds' Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics. In addition, custodians of the Funds' assets and the Funds' accounting services agent, each of whose agreements contains a confidentiality provision (which includes a duty not to trade on non-public information), have access to the current Fund holdings on a daily basis.

The Chief Compliance Officer is authorized to determine whether disclosure of a Fund's portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. Any conflict between the interests of shareholders and the interests of the Advisor, the Distributor, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

VOTING

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Voting rights are not cumulative. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Delaware statutory trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Trust's Prospectus or Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

DESCRIPTION OF SHARES

The Trust's Declaration of Trust authorizes the issuance of an unlimited number of Funds and shares of each Fund. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Upon liquidation, shares are entitled to a pro rata share in the net assets of the Fund, after taking into account additional distribution and shareholder servicing expenses attributable to the Class A, Class C and Class Z Shares. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. All consideration received by the Trust for shares of any portfolio or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a Delaware statutory trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor, each Sub-Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by a Fund), but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PROXY VOTING


The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Sub-Advisor(s). Generally, Sub-Advisors will vote such proxies in accordance with their respective proxy voting policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees may periodically review each Fund's proxy voting record. Form N-PX for each Fund (its voting record) will be available upon request by calling 1-800-543-0407 or by writing to the Trust at Touchstone Funds Group Trust, P.O. Box 5354, Cincinnati, OH 45201-5354. Each Fund's Form N-PX will also be available on the SEC's website at www.sec.gov and on the Touchstone website at www.touchstoneinvestments.com.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


As of January 6, 2009, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of each Fund. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers.

---------------------------------------------------------------------------------------------------------------
FUND                                     NAME AND ADDRESS                             PERCENTAGE OF FUND'S
                                         OF BENEFICIAL OWNER                          SHARES
---------------------------------------------------------------------------------------------------------------
Diversified Small Cap Value Fund Class   Charles Schwab & Co. Inc.                    28.64%*
Z                                        4500 Cherry Creek Dr.
                                         Denver, CO 80209
---------------------------------------------------------------------------------------------------------------
                                         UMB Bank NA                                  20.95%
                                         Cadence Design Systems Inc.
                                         P.O. Box 419784 Attn: 5500 Team
                                         Kansas City, MO 64141-6784
---------------------------------------------------------------------------------------------------------------
Diversified Small Cap Value Fund Class   NFS LLC FEBO                                 66.51%*
A                                        US Bank
                                         1555 N Rivercenter Driver
                                         Milwaukee, WI 53212
---------------------------------------------------------------------------------------------------------------
                                         UBS Financial Services Inc.                  7.89%
                                         Paul Mason
                                         Suite 605
                                         Dallas, TX 75243
---------------------------------------------------------------------------------------------------------------
Diversified Small Cap Value Fund Class   MLPF & S                                     42.42%*
C                                        For the Sole Benefit of its Customers
                                         4800 Deer Lake Dr. East-2nd Floor
                                         Jacksonville, FL  32246
---------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                 Fifth Third Bank Trustee                     14.81%
Class A                                  Western & Southern 401k Savings
                                         8515 East Orchard 2T2
                                         Centennial, CO 80111
---------------------------------------------------------------------------------------------------------------
                                         Charles Schwab & Co.                         9.44%
                                         101 Montgomery St
                                         San Francisco, CA 94104
---------------------------------------------------------------------------------------------------------------
                                         Pershing LLC                                 9.14%
                                         PO Box 2052
                                         Jersey City, NJ 07303
---------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                 MLPF & S                                     22.25%
Class C                                  For the Sole Benefit of its Customers
                                         4800 Deer Lake Dr. East-2nd Floor
                                         Jacksonville, FL 32246
---------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                 Bill and Melinda Gates Foundation            29.45%*
Class Z                                  William H. Gates III TR
---------------------------------------------------------------------------------------------------------------
                                         Charles Schwab & Co. Inc.                    10.15%
                                         4500 Cherry Creek
                                         Denver, CO 80209
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
FUND                                     NAME AND ADDRESS                             PERCENTAGE OF FUND'S
                                         OF BENEFICIAL OWNER                          SHARES
---------------------------------------------------------------------------------------------------------------
Clover Core Fixed Income Fund Class I    Charles Schwab & Co. Inc.                    15.34%
                                         4500 Cherry Creek Dr. S. Fl. 3
                                         Denver, CO 80209
---------------------------------------------------------------------------------------------------------------
                                         SEI Private Trust Co                         21.37%
                                         C/O HSBC
                                         One Freedom Valley Drive
                                         Oaks, PA  19456
---------------------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund   Charles Schwab & Co.                         80.41%*
Class Z                                  101 Montgomery St
                                         San Francisco, CA 94104
---------------------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund Class   Charles Schwab & Co.                         91.77%*
Z                                        101 Montgomery St
                                         San Francisco, CA 94101-4151
---------------------------------------------------------------------------------------------------------------
Sands Capital Select Growth Fund Class   Charles Schwab & Co. Inc.                    35.87%*
Z                                        For the Benefit of its Customers
                                         101 Montgomery St.
                                         San Francisco, CA 94104-4122
---------------------------------------------------------------------------------------------------------------
                                         Citigroup Global Markets Inc.                26.63%*
                                         333 West 34th Street, 3rd Floor
                                         New York, NY  10001
---------------------------------------------------------------------------------------------------------------
                                         TD Ameritrade Inc.                           6.66%
                                         PO Box 2226
                                         Omaha, NE 68103
---------------------------------------------------------------------------------------------------------------
Sands Capital Select Growth Fund Class   Charles Schwab & Co. Inc.                    12.30%
Y                                        4500 Cherry Creek Dr. S. Fl. 3
                                         Denver, CO 80209
---------------------------------------------------------------------------------------------------------------
                                         The Vanguard Fiduciary Trust Co.             34.17%*
                                         PO Box 2600 VM 613
                                         Valley Forge, PA  19482
---------------------------------------------------------------------------------------------------------------
                                         Saxon and Co                                 42.67%*
                                         PO Box 7780-1888
                                         Philadelphia, PA  19182
---------------------------------------------------------------------------------------------------------------
Mid Cap Fund Class Y                     Patterson & Co Omnibus Cash/Cash             80.47%*
                                         1525 West WT Harris Blvd
                                         Charlotte, NC  28288-0001
---------------------------------------------------------------------------------------------------------------
                                         Patterson & Co Omnibus Rein/Rein             14.84%
                                         1525 West WT Harris Blvd
                                         Charlotte, NC  28288-0001
---------------------------------------------------------------------------------------------------------------
Mid Cap Fund Class Z                     Charles Schwab & Co. Inc.                    13.16%
                                         4500 Cherry Creek Dr. S. Fl. 3
                                         Denver, CO 80209
---------------------------------------------------------------------------------------------------------------
                                         Strafe Co FAO                                8.24%
                                         PO Box 160
                                         Westerville, OH 43086
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
FUND                                     NAME AND ADDRESS                             PERCENTAGE OF FUND'S
                                         OF BENEFICIAL OWNER                          SHARES
---------------------------------------------------------------------------------------------------------------
Mid Cap Fund Class A                     Raymond James & Associates Inc.              16.22%
                                         FBO Raymond
                                         PO Box 14407
                                         Saint Petersburg, FL
---------------------------------------------------------------------------------------------------------------
                                         Raymond James & Associates Inc.              5.51%
                                         FBO Theresa A
                                         23 Murray Road
                                         Hicksville, NY 11801
---------------------------------------------------------------------------------------------------------------
                                         Raymond James & Associates Inc.              5.82%
                                         FBO Victoria J
                                         5902 Mount Eagle Dr.
                                         Alexandria, VA 22303
---------------------------------------------------------------------------------------------------------------
                                         Raymond James & Associates Inc.              5.69%
                                         FBO Katherine K
                                         PO Box 147
                                         Goodrich, MI 48438
---------------------------------------------------------------------------------------------------------------
                                         Raymond James & Associates Inc.              6.98%
                                         FBO Claes G
                                         2244 New College Lane
                                         Plano, TX 72025
---------------------------------------------------------------------------------------------------------------
                                         Raymond James & Associates Inc.              5.05%
                                         FBO Alexander J
                                         127 Thoreau Drive
                                         Shelton, CT 06484
---------------------------------------------------------------------------------------------------------------
                                         Raymond James & Associates Inc.              8.53%
                                         FBO Mark Longo
                                         803 Meadowview Lane
                                         Gates Mill, OH 44040
---------------------------------------------------------------------------------------------------------------
Mid Cap Fund Class C                     Raymond James & Associates Inc.              9.68%
                                         FBO John E
                                         1900 Tarpon LN
                                         Vero Beach, FL 32960
---------------------------------------------------------------------------------------------------------------
                                         National Financial Services Corp             5.95%
                                         For the Exclusive Benefit of Our
                                         Customers
                                         Neal Tiles
                                         50 Amalfi Drive
                                         Santa Monica, CA 90402
---------------------------------------------------------------------------------------------------------------
                                         Raymond James & Associates Inc.              10.22%
                                         FBO Beth Anne
                                         8144 Davington Drive
                                         Dublin, OH 43017
---------------------------------------------------------------------------------------------------------------
                                         LPL Financial Services                       12.27%
                                         9785 Towne Center Drive
                                         San Diego, CA 92121
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
FUND                                     NAME AND ADDRESS                             PERCENTAGE OF FUND'S
                                         OF BENEFICIAL OWNER                          SHARES
---------------------------------------------------------------------------------------------------------------
                                         Morgan Stanley                               6.05%
                                         Carol L
                                         11820 Berlin TPK
                                         Lovettsville, VA 20180
---------------------------------------------------------------------------------------------------------------
                                         Morgan Stanley                               20.35%
                                         Joan M Wall
                                         11820 Berlin TPK
                                         Lovettsville, VA 20180
---------------------------------------------------------------------------------------------------------------
Small Cap Value Opportunities Fund       Charles Schwab & Co. Inc.                    38.41%*
Class Z                                  4500 Cherry Creek Dr. S. Fl. 3
                                         Denver, CO 80209
---------------------------------------------------------------------------------------------------------------
                                         National Financial Services Corp             11.28%
                                         For the Exclusive Benefit of Our
                                         Customers
                                         4 Manhattanville Road
                                         Purchase, NY 10577
---------------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund        Charles Schwab & Co. Inc.                    30.11%*
Class A                                  4500 Cherry Creek Dr. S. Fl. 3
                                         Denver, CO 80209
---------------------------------------------------------------------------------------------------------------
                                         National Financial Services Corp             7.08%
                                         For the Exclusive Benefit of Our
                                         Customers
                                         100 Magellan Way
                                         Covington, KY  41015-1987
---------------------------------------------------------------------------------------------------------------
                                         MLPF & S                                     8.85%
                                         For the Sole Benefit of its
                                         Customers
                                         4800 Deer Lade Dr. East-2nd Floor
                                         Jacksonville, FL 32246
---------------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund        MLPF & S                                     60.49%*
Class C                                  For the Sole Benefit of its Customers
                                         4800 Deer Lade Dr. East-2nd Floor
                                         Jacksonville, FL 32246
---------------------------------------------------------------------------------------------------------------
Premium Yield Equity Fund Class A        Western & Southern Life Insurance            63.37%*
                                         400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
                                         Western & Southern Financial Group           33.86%*
                                         400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
Premium Yield Equity Fund Class C        Western & Southern Life Insurance            54.14%*
                                         400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
                                         First Clearing LLC                           5.23%
                                         365 Moffatt Road
                                         Mitchell, IN 47446
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
FUND                                     NAME AND ADDRESS                             PERCENTAGE OF FUND'S
                                         OF BENEFICIAL OWNER                          SHARES
---------------------------------------------------------------------------------------------------------------
                                         Hilliard Lyons                               6.66%
                                         Helen Tull
                                         8076 HWY 11
                                         Maysville, KY 41056
---------------------------------------------------------------------------------------------------------------
                                         MLPF & S                                     6.78%
                                         For the Sole Benefit of its
                                         Customers
                                         4800 Deer Lade Dr. East-2nd Floor
                                         Jacksonville, FL 32246
---------------------------------------------------------------------------------------------------------------
                                         John and Johanna Delor                       5.25%
                                         841 Walnut Street
                                         Milford, OH 45150
---------------------------------------------------------------------------------------------------------------
                                         Stephen Mallory                              8.40%
                                         415 Tranquil Lane
                                         Cynthiana, KY 41031
---------------------------------------------------------------------------------------------------------------

*May be deemed to control a class or Fund because it owned beneficially more than 25% of the outstanding shares as of January 6, 2009. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders.

As of January 6, 2009, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust and of each Fund (or class thereof).


CUSTODIAN

Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, is the Trust's custodian. BBH acts as the Trust's depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses money as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Trust's independent registered public accounting firm, Ernst & Young LLP audits the Trust's annual financial statements. Ernst & Young LLP is located at 312 Walnut Street Cincinnati, OH 45202.

LEGAL COUNSEL

Pepper Hamilton LLP, located at 3000 Two Logan Square, Eighteenth and Arch Streets, Philadelphia, Pennsylvania, 19103, serves as counsel to the Trust.

FINANCIAL STATEMENTS


The Financial Statements for the fiscal year ended September 30, 2008, including the Report of Ernst & Young LLP, independent registered public accounting firm, are included in the most recent Annual Report to Shareholders and are incorporated into this SAI by reference. The Annual Report may be obtained free of charge by calling the Trust at 1-800-543-0407 or by writing to Touchstone Funds Group Trust, P.O. Box 5354, Cincinnati, OH 45202. You may also obtain the Annual or Semi-Annual Reports, as well as other information about the Touchstone Funds Group Trust, from the EDGAR Database on the SEC's website at http://www.sec.gov.

APPENDIX A - DESCRIPTION OF CORPORATE BOND RATINGS

DESCRIPTION OF CORPORATE BOND RATINGS

DESCRIPTION OF MOODY'S LONG-TERM RATINGS

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA          Bonds which are rated Ba are judged to have speculative elements;
            their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S LONG-TERM RATINGS

Investment Grade
----------------

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade
-----------------

Debt rated 'BB', 'B', 'CCC', 'CC', and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC Debt rated 'CCC' has a current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC' rating.

C The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI Debt rated 'CI' is reserved for income bonds on which no interest is being paid.

D Debt is rated 'D' when the issue is in payment default, or the obligor has filed for bankruptcy. The 'D' rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

DESCRIPTION OF FITCH'S LONG-TERM RATINGS

Investment Grade Bond
---------------------

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A           Bonds considered to be investment grade and of high credit quality.
            The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade Bond
----------------------

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C           Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D:

            Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1 +, 1, and 2 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1, the highest rating category, reflect a "very strong" degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a satisfactory degree of safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's are judged by Moody's to be of "superior" quality and "strong" quality respectively on the basis of relative repayment capacity.

F-1+ (Exceptionally Strong) is the highest commercial paper rating Fitch assigns; paper rated F-1+ is regarded as having the strongest degree of assurance for timely payment. Paper rated F-1 (Very Strong) reflects an assurance of timely payment only slightly less in degree than paper rated F-1+. The rating F-2 (Good) reflects a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues rated F-1+ or F-1.

APPENDIX B - PROXY VOTING POLICIES

TURNER INVESTMENT PARTNERS, INC.

PROXY VOTING POLICY AND PROCEDURES


Turner Investment Partners, Inc., as well as its investment advisory affiliate, Turner Investment Management LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Securities Lending:

Turner will generally not vote nor seek to recall in order to vote shares on loan in connection with client administered securities lending programs, unless it determines that a vote is particularly significant. Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Turner voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Turner's control.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:

Andrew Mark, Director of Operations
  and Technology Administration
c/o Turner Investment Partners, Inc.
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312

Recordkeeping:

         Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

FORT WASHINGTON INVESTMENT ADVISORS, INC.

Fort Washington's policy is to vote proxies in the best interests of the Fund at all times. Fort Washington has adopted procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of the Fund in accordance with its fiduciary duties and SEC rules governing investment advisers. Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders. Specifically, proxy votes generally will be cast in favor of proposals that:

      o maintain or strengthen the shared interests of stockholders and management;

      o     increase shareholder value; and

      o     maintain or increase shareholder rights generally.

Proxy votes will generally be cast against proposals having the opposite effect of the above. Where Fort Washington perceives that a management proposal, if approved, would tend to limit or reduce the market value of the company's securities, it will generally vote against it. Fort Washington generally supports shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless such measures could have the effect of reducing shareholder rights or potential shareholder value. In cases where shareholder proposals challenge such actions, Fort Washington's voting position will generally favor not interfering with the directors' proper function in the interest of all shareholders.

Fort Washington may delegate its responsibilities under its proxy voting procedures to a third party, provided that Fort Washington retains final authority and fiduciary responsibility for proxy voting. Fort Washington has retained ISS to assist it in the proxy voting process and will use ISS's proxy voting guidelines as a resource in its proxy voting.

Fort Washington will review each proxy to assess the extent, if any, to which there may be a material conflict between it and the interests of the Fund. If Fort Washington determines that a potential conflict may exist, it will be reported to the Proxy Voting Committee. The Proxy Voting Committee is authorized to resolve any conflict in a manner that is in the collective best interests of the Fund (excluding a potential conflict). The Proxy Voting Committee may resolve a potential conflict in any of the following manners:

      o If the proposal is specifically addressed in the proxy voting procedures, Fort Washington may vote the proxy in accordance with these policies, provided that such pre-determined policy involves little discretion on Fort Washington's part;

      o Fort Washington may engage an independent third party to determine how the proxy should be voted;

      o Fort Washington may establish an ethical wall or other informational barriers between the person involved in the potential conflict and the persons making the voting decision in order to insulate the potential conflict from the decision maker.

FEDERATED CLOVER INVESTMENT ADVISORS

PROXY VOTING POLICIES

      Federated Clover Investment Advisors ("Federated Clover"), as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

      Federated Clover votes the proxies received by it on behalf of its client shareholders unless the client has specifically instructed it otherwise.

      Federated Clover shall vote proxies related to securities held by any client in a manner solely in the interest of the client. Federated Clover shall consider only those factors that relate to the client's investment, including how its vote will economically impact and affect the value of the client's investment. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer's board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. As part of the process, Federated Clover subscribes to an outside proxy consultant, Institutional Shareholder Services "ISS", and utilizes its data and analysis to augment the work done by Federated Clover's relevant analyst (i.e. the analyst responsible for that particular security). However, in voting on each and every issue, the relevant analyst will be ultimately responsible for voting proxies in the best interests of Federated Clover's clients and shall vote in a prudent, diligent fashion and only after a careful evaluation of the issue presented on the ballot.

      BACKGROUND

      Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

      Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

      RESPONSIBILITY

      Tracy Kern has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

      PROCEDURE

      Federated Clover has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

      VOTING PROCEDURES

      Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries), Federated Clover, through its relevant analysts, will be responsible for voting the proxies related to that account.

      All proxies and ballots will be logged in upon receipt and the materials, which include ISS's proxy voting recommendations, will be forwarded to the appropriate analyst for review. The analyst then votes the proxies which may or may not correspond to the ISS recommendations. In practice, the ISS recommendations correspond with most of Federated Clover's analysts' proxy voting decisions.

      Federated Clover has standard reasons for and against proposals, which have been approved by the Clover Compliance Department. After reviewing the proxy, the analyst will report how he/she wants to vote along with the rationale to be used when voting.

      Should an analyst respond with a new rationale, it will be approved by the Clover Compliance Department before the vote is cast.

      Proxies received will be voted promptly in a manner consistent with the Proxy Voting Policies and Procedures stated and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

      Records are kept on how each proxy is voted. Such records may be maintained by a third party proxy consultant that will provide a copy of the documents promptly upon request.

      On an ongoing basis, the analysts will monitor corporate management of issuers for securities they cover and for which are held in clients' accounts and where appropriate will communicate with the management of such issuers.

      Periodically, or at least annually, the Compliance Department will:

      Review our proxy voting process and verify that it is being implemented in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries);

      When requested by client, report to the client how each proxy sent to Company on behalf of the client was voted, by forwarding a copy of the completed ballot card or in some other written matter;

      Review the files to verify that records of the voting of the proxies have been properly maintained, which is keeping records on site for 2 years and off site in storage thereafter; and

      When requested, prepare a written report for a client regarding compliance with the Proxy Voting Policies and Procedures.

      Review the Proxy Voting Policies and Procedures to insure they are up-to-date.

      DISCLOSURE

      Federated Clover will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Federated Clover voted a client's proxies, and that clients may request a copy of these policies and procedures.

      Federated Clover has also sent a Proxy Voting Policy summary to all existing clients who have previously received Federated Clover's Disclosure Document; or Federated Clover may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

      CLIENT REQUESTS FOR INFORMATION

      All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Compliance Manager.

      In response to any request Federated Clover will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Federated Clover voted the client's proxy with respect to each proposal about which client inquired.

      VOTING GUIDELINES

      In the interest of good corporate governance and the best interest of our clients, the following general guidelines will be employed when voting corporate proxies on behalf of Federated Clover's clients. Federated Clover does, however, recognize that unusual circumstances may merit occasional deviation from these guidelines, but it expects those situations to be the rare exception to the following rules:

      Federated Clover will vote against the authorization of new stock options if the sum of the newly authorized option package and all existing options outstanding unreasonably dilute existing shares. While Federated Clover recognizes the incentive benefits that options can provide, Federated Clover believes that an excessively dilutive effort offsets the benefits.

      Federated Clover will favor the annual election of directors.

      Federated Clover will oppose the re-incorporation of domestic companies into other nations.

      Federated Clover will oppose shareholder resolutions that are motivated by the social beliefs of the resolution's sponsor rather than designed to maximize shareholder value or improve a company's governance practices.

      Federated Clover will vote to retain a company's current public auditor unless we have reason to believe the shareholder will benefit from an auditor change.

      Federated Clover will vote against the creation of so called "poison pills" and for shareholder resolutions calling for their removal.

      Federated Clover will generally favor shareholder proposals which separate the position of Board Chair and Chief Executive Officer.

      Federated Clover will vote in favor of shareholder proposals calling for the expensing of stock options, because failure to do so results in chronic overstatement of earnings, which is not helpful to shareholders.

      Federated Clover will vote in favor of shareholder proposals calling for the replacement of "super majority" vote thresholds with simple majority vote requirements.

      CONFLICTS OF INTEREST

      Where a client of Federated Clover is a publicly traded company in its own right, Federated Clover may be restricted from acquiring that company's securities for the client's benefit. Further, while Federated Clover believes that any particular proxy issues involving companies that engage Federated Clover, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, Clover Compliance will determine, by surveying the Firm's employees or otherwise, whether Federated Clover, an affiliate or any of their officers has a business, familial or personal relationship with the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such conflict of interest is found to exist, Federated Clover will ensure that any such conflict of interest does not influence Federated Clover's vote by adhering to all recommendations made by the outside proxy consultant that Federated Clover utilizes. Federated Clover will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

      RECORDKEEPING

      The proxy coordinator(s) shall retain the following proxy records in accordance with the SEC's five-year retention requirement. These policies and procedures and any amendments;

      Each proxy statement that Federated Clover receives;

      A record of each vote that Federated Clover casts;

      Any document Federated Clover Management, Inc. created that was material to making a decision how to vote proxies, or that memorializes that decision;

      A copy of each written request from a client for information on how Federated Clover voted such client's proxies, and a copy of any written response.

SANDS CAPITAL MANAGEMENT LLC

Proxy Voting Policy and Procedures
Implementation Date: November 2006
--------------------------------------------------------------------------------

ISSUE

Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser's proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

SCM votes proxies for a great majority of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.

POLICY

It is the policy of SCM to vote client proxies in the best interest of our clients. Proxies are an asset of a client account, which should be treated by SCM with the same care, diligence, and loyalty as any asset belonging to a client. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client's cost.

PROCEDURES FOR SCM'S RECEIPT OF CLASS ACTIONS

The following procedures outline SCM's receipt of "Class Action" documents from clients and custodians. It is SCM's position not to file these "Class Action" documents, but if received will follow these guidelines:

      If "Class Action" documents are received by SCM from the CLIENT, SCM will gather, at the client's request, any requisite information it has and forward to the client, to enable the client to file the "Class Action" at the client's discretion. SCM will not file "Class Actions" on behalf of any client.

PROXY COMMITTEE

SCM has established a Proxy Committee. The Proxy Committee consists of three permanent members (the Chief Operating Officer, Director of Client Services, Compliance Operations Manager) and one or more rotating members (Portfolio Managers). The Proxy Committee meets at least annually and as necessary to fulfill its responsibilities. A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business. The Director of Client Services acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.

The Proxy Committee is responsible for (i) the oversight and administration of proxy voting on behalf of the Adviser's clients, including developing, authorizing, implementing and updating the Adviser's proxy voting policies and procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by the Adviser. The Proxy Committee typically reviews reports on the Adviser's proxy voting activity at least annually and as necessary to fulfill its responsibilities.

The Proxy Committee has developed a set of criteria for evaluating proxy issues. These criteria and general voting guidelines are set forth in the Adviser's Proxy Voting Guidelines (the "Guidelines"), a copy of which is attached hereto as Attachment C. The Proxy Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the Adviser's evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted.

PROCEDURES FOR IDENTIFICATION AND VOTING OF PROXIES

These proxy voting procedures are designed to enable SCM to resolve material conflicts of interest with clients before voting their proxies.

      1. SCM shall maintain a list of all clients for which it votes proxies. The list will be maintained either in hard copy or electronically and updated by the Director of Client Services or a designee who will obtain proxy voting information from client agreements.

            As part of the account opening procedure, The Director of Client Services will note whether or not SCM is responsible for voting client proxies for the new client.

      2. In cases where SCM has been designated to vote client proxies, we shall work with the client to ensure that SCM is the designated party to receive proxy voting materials from companies or intermediaries.

      3. The Director of Client Services shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner.

      4. Prior to a proxy voting deadline, the appropriate Research Analyst will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines. In evaluating a proxy proposal, an analyst may consider information from many sources, including management of the company, shareholder groups and independent proxy research services.

      5. SCM Staff Members will reasonably try to assess any material conflicts between SCM's interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

      6. So long as there are no material conflicts of interest identified, SCM will vote proxies according to the policy. SCM may also elect to abstain from voting if it deems such abstinence in its clients' best interests. The rationale for "abstain" votes will be documented and the documentation will be maintained in the permanent file.

      7. Upon detection of a conflict of interest, the conflict will be brought to the attention of the Proxy Committee for resolution. See Conflicts of Interest section for additional information.

      8. SCM is not required to vote every client proxy and such should not necessarily be construed as a violation of SCM's fiduciary obligations. SCM shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client's best interest, such as when an adviser's analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client.

      9. The Director of Client Services and the Research Analyst will report any attempts by SCM's personnel to influence the voting of client proxies in a manner that is inconsistent with SCM's Proxy Policy, as well as, any attempts by persons or entitles outside SCM seeking to influence the voting of client proxies. Such report shall be made to SCM's CCO, or if the CCO is the person attempting to influence the voting, then to SCM's CEO.

      10. All proxy votes will be recorded and the following information will be maintained:

            o     The name of the issuer of the portfolio security;

            o     The exchange ticker symbol of the portfolio security;

            o The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security;

            o     The shareholder meeting date;

            o     The number of shares SCM is voting on firm-wide;

            o     A brief identification of the matter voted on;

            o Whether the matter was proposed by the issuer or by a security holder;

            o     Whether or not SCM cast its vote on the matter;

            o How SCM cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

            o     Whether SCM cast its vote with or against management; and

            o     Whether any client requested an alternative vote of its proxy.

In the event that SCM votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires SCM to vote a certain way on an issue, while SCM deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

CONFLICTS OF INTEREST

Although SCM has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that could exist in the future:

      o CONFLICT: SCM is retained by an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in SCM's client portfolios.

      o CONFLICT: SCM retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in SCM's client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

      o CONFLICT: SCM's Staff Members maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an SCM Staff Member may be a high-level executive of an issuer that is held in SCM's client portfolios. The spouse could attempt to influence SCM to vote in favor of management.

      o CONFLICT: SCM or a Staff Member(s) personally owns a significant number of an issuer's securities that are also held in SCM's client portfolios. For any number of reasons, a Staff Member(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The Staff Member(s) could oppose voting the proxies according to the policy and successfully influence SCM to vote proxies in contradiction to the policy.

RESOLUTION:

SCM realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its Staff Members to notify the Director of Client Services and/or the CCO of any material conflict that may impair SCM's ability to vote proxies in an objective manner. Upon such notification, the Director of Client Services and or the CCO will notify the Proxy Committee of the conflict.

In the event that the Proxy Committee determines that the SCM has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is "material" to that proposal. The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to the Adviser's conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then the Adviser may vote the proxy in accordance with the recommendation of the analyst.

In the event that the Proxy Committee determines that SCM has a material conflict of interest with respect to a proxy proposal, SCM will vote on the proposal in accordance with the determination of the Proxy Committee. Prior to voting on the proposal, the Adviser may (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client's consent as to how the Adviser will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy should be voted).

RECORDKEEPING

SCM must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. Director of Client Services will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:
-------------------------------------

      o Any request, whether written (including e-mail) or oral, received by any Staff Member of SCM, must be promptly reported to the Director of Client Services. All written requests must be retained in the permanent file.

      o The Director of Client Services will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client's request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

      o Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:
------------------------------------------------------

      o Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

            NOTE: SCM is permitted to rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies.

Proxy voting records:
---------------------

      o Documents prepared or created by SCM that were material to making a decision on how to vote, or that memorialized the basis for the decision.

      o Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company's management discussions, etc. that were material in the basis for the decision.

DISCLOSURE

      o SCM will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how clients may obtain information on how SCM voted their securities.

PROXY SOLICITATION

As a matter of practice, it is SCM's policy to not reveal or disclose to any client how SCM may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder's meeting.

The Director of Client Services is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any Staff Member accept any remuneration in the solicitation of proxies. The Director of Client Services shall handle all responses to such solicitations.

RESPONSIBILITY

The Director of Client Services is responsible for overseeing and implementing this policy.

                                  ATTACHMENT C

                             PROXY VOTING GUIDELINES
                             -----------------------

One of the primary factors SCM considers when determining the desirability of investing in a particular company is the quality and depth of its management. Accordingly, SCM believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, SCM will vote on most issues presented in a portfolio company proxy statement in accordance with the position of the company's management, unless SCM determines that voting in accordance with management's recommendation would adversely affect the investment merits of owning the stock. However, SCM will consider each issue on its own merits, and will not support the position of the company's management in any situation where, in SCM's judgment, it would not be in the best interests of the client to do so.

                            I. THE BOARD OF DIRECTORS

A. VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees are made on a CASE-BY-CASE basis, and may consider the following factors:

      o     Long-term corporate performance record relative to a market index;

      o     Composition of board and key board committees;

      o     Corporate governance provisions and takeover activity;

      o     Board decisions regarding executive pay;

      o     Director compensation;

B. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

C. VOTING FOR DIRECTOR NOMINEES IN CONTEST ELECTIONS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, and may consider the following factors:

      o long-term financial performance of the target company relative to its industry;

      o     management's track record;

      o     background to the proxy contest;

      o     qualifications of director nominees (both slates);

      o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

      o     stock ownership positions.

      o     Size of the Board

Proposals to limit the size of the Board should be evaluated on a CASE-BY-CASE basis.

                                  II. AUDITORS

RATIFYING AUDITORS

We generally vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

                           III. PROXY CONTEST DEFENSES

Cumulative Voting

We vote AGAINST proposals to eliminate cumulative voting.

We vote FOR proposals to permit cumulative voting.

                            IV. ANTI-TAKEOVER ISSUES

We generally oppose anti-takeover measures because they reduce shareholder rights. However, as with all proxy issues, we conduct and independent review of each anti-takeover proposal. On occasion, we may vote with management when it is concluded that the proposal is not onerous and would not harm clients' interests as shareholders. Anti-takeover issues include the following:

POISON PILLS

The "poison pill" entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control. Such a measure would make a potential takeover prohibitively expensive to the acquirer.

We review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

3) FAIR PRICE PROVISIONS

Fair price provisions attempt to ensure approximately equal treatment for all shareholders in the event of a full-scale takeover. Typically, such a provision requires would-be acquirers that have established threshold positions in target companies at given per-share prices to pay at least as much if they opt for complete control, unless certain conditions are met.

We vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

4) GREENMAIL

Proposals relating to the prohibition of "greenmail" are designed to disallow the repurchase of stock from a person or group owning 5% or more of the company's common stock, unless approved by the disinterested holders of two-thirds or more of the outstanding stock. They could also prevent the company from repurchasing any class of stock at a price more than 5% above the current fair market price, unless an offer is made to all shareholders.

We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

5) SUPERSTOCK

Another takeover defense is superstock, i.e., shares that give holders disproportionate voting rights. For example, one company proposed authorizing a class of preferred stock which "could be issued in a private placement with one or more institutional investors" and "could be designated as having voting rights which might dilute or limit the present voting rights of the holders of common stock...." The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.

We will review on case-by-case basis proposals that would authorize the creation of new classes of "superstock".

E. SUPERMAJORITY RULES

Supermajority provisions require approval by holders of minimum amounts of the common shares (usually 75% to 80%). While applied mainly to merger bids, supermajority rules also may be extended to cover substantive transfers of corporate assets, liquidations, reverse splits and removal of directors for reasons other than cause. A supermajority provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.

      a. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

      We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

      We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

      2. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR
      BYLAWS

      We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

      We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F. BOARD CLASSIFICATION

High on the agenda of defense-minded corporate executives are staggered terms for directors, whereby only some (typically one-third) of the directors are elected each year. The "staggered board" acts as a bar to unwelcome takeover bids. An aggressive, affluent acquirer would need two years to gain a working majority of directors at a company whose board members are elected to staggered three-year terms of office.

We vote AGAINST proposals to classify the board.

We vote FOR proposals to repeal classified boards and elect all directors annually.

                     IV. MISCELLANEOUS GOVERNANCE PROVISION

BUNDLED PROPOSALS

We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In this case where items are conditioned upon each other, we examine the benefits and costs of the packages items. In instances when the joint effect of the conditioned items is not in shareholder's best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

                              V. CAPITAL STRUCTURE

A. COMMON STOCK AUTHORIZATION

We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

B. DEBT RESTRUCTURING

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

                     VI. EXECUTIVE AND DIRECTOR COMPENSATION

In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, including stock option plans, with the view that viable compensation programs reward the creation of stockholder wealth.

                          VII. State of Incorporation

A. VOTING ON STATE TAKEOVER STATUTES

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

B. Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.

                   VIII. MERGERS AND CORPORATE RESTRUCTURINGS

A. MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis.

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a CASE-BY-CASE basis.

C. Spin-offs

Votes on spin-offs are considered on a CASE-BY-CASE basis.

D. Changing Corporate Name

We generally vote FOR changing the corporate name.

IX. Social and Environmental Issues

Consistent with its fiduciary duty to clients, SCM will vote on social issues with a view toward promoting good corporate citizenship. However, SCM realizes that it cannot require a portfolio company to go beyond applicable legal requirements or put itself in a non-competitive position. Social responsibility issues may include proposals regarding the following:

            o Ecological issues, including toxic hazards and pollution of the air and water;

            o Employment practices, such as the hiring of women and minority groups;

            o     Product quality and safety;

            o     Advertising practices;

            o Animal rights, including testing, experimentation and factory farming;

            o     Military and nuclear issues; and

            o International politics and operations, including the world debt crisis, infant formula, U.S. corporate activity in Northern Ireland, and the policy of apartheid in South Africa.

We review on a CASE-BY-CASE basis proposals regarding social or environmental issues.

MILLER/HOWARD INVESTMENTS PROXY VOTING POLICY

The Firm recognizes, as a matter of policy and as a fiduciary to our clients, that proxy voting is a valuable right of shareholders. Proxy voting is one of the best ways for an investor to communicate to a company his or her opinions on management's policies. Miller/Howard Investments supports voting proxies consistent with our financial, social, and environmental objectives. For more information regarding these objectives, please refer to our SRI (Socially Responsible Investing) policy.

Each proxy season, in addition to the "standard" issues placed on the ballot by management, there may be a number of other important issues put forward by shareholders in the form of shareholder resolutions. Shareholder resolutions can cover a wide range of issues, such as environmental performance, workplace diversity, the production of weapons, land mine clean up, genetically modified foods, labor standards, and management transparency. We actively support resolutions that target labor issues, human rights, compensation, and also those that decrease emissions and increase renewable energy sources. The primary goal of the shareholder resolution process is to engage management in a dialogue. We support the right of both shareholders and stakeholders to pursue such discussions.

PROXY ADMINISTRATION

In January 2008, Miller/Howard Investments enlisted the help of Broadridge Investor Communication Solutions, Inc. to administer electronic proxy voting. Using the services Broadridge provides, Miller/Howard Investments is capable of customizing proxy reports, ballot recommendations, and research tools. Because the issues related to proxy voting are complex and directly impact investment values, we have chosen Broadridge to facilitate voting SRI recommendations as provided by Glass Lewis.

Proxy voting responsibility will be determined at the opening of all new client relationships. For those clients who have retained proxy-voting authority, Miller/Howard Investments has no responsibility to receive, vote, or otherwise advise voting.

Miller/Howard Investments maintains relevant records, through EDGAR and Broadridge, including but not limited to, proxy reconciliation, ballots and research reports. Clients can receive a history of our proxy voting record upon request.

LIMITATIONS

The Firm will generally vote on all proxies it receives. However, Miller/Howard Investments may refrain from voting a proxy if the shares are no longer held by the client at the time of the meeting. Unsupervised securities, or securities held below the line, will also be excluded.

Miller/Howard Investments will vote differently from Glass Lewis recommendations if we believe such action is in the best interest of our clients and/or our unique objectives.

ANNUAL REVIEW OF PROXY POLICY

On an annual basis, Miller/Howard Investments will amend or update, as necessary, to remain consistent and current with our proxy practices. Client interests, compliance, and regulatory requirements will be reviewed and addressed.

DISCLOSURE:

Miller/Howard Investments discloses a summary of our proxy voting policy in our Form ADV Part II.

NAVELLIER & ASSOCIATES PROXY VOTING POLICY

Navellier's proxy voting policies and procedures are designed to ensure that proxies are voted in an appropriate manner. In the absence of specific voting guidelines from the Fund, Navellier will vote proxies in a manner that is in the best interests of the Fund, which may result in different voting results for proxies for the same issuer. Navellier shall consider only those factors that relate to the Fund's investment or dictated by the Fund's written instructions, including how its vote will economically impact and affect the value of the Fund's investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the Fund). Navellier has adopted specific voting policies for voting proxies with respect to routine issues, such as board of directors, reclassification of common stock and independent auditors. Navellier has adopted specific voting policies for voting non-routine issues, such as mergers and anti-greenmail provisions. The following are examples of Navellier's policies on specific matters involving routine and non-routine issues:

      o Navellier will generally vote for the election of directors (where no corporate governance issues are implicated).

      o Navellier will generally vote for proposals that maintain or increase the rights of shareholders.

      o Navellier will generally vote for management proposals for merger or reorganization if the transaction appears to offer fair value.

If the proxy includes a routine item that implicates corporate governance changes, a non-routine item where no specific policy applies or a conflict of interest where no specific policy applies, Navellier may engage ISS to determine how the proxies should be voted. If an actual or potential conflict is found to exist, written notification of the conflict will be given to the Fund describing Navellier's vote recommendation or requesting the Fund to vote the proxy directly. If the Fund has not responded before the response deadline, Navellier may engage a non-interested party to independently review Navellier's vote recommendation if the vote is in favor of Navellier's interest, cast its vote as recommended if the vote is against Navellier's interest or abstain from voting if Navellier determines this to be in the best interest of the Fund.

FEDERATED INVESTMENT MANAGEMENT COMPANY PROXY VOTING POLICY

PROXY VOTING POLICIES

Federated's general policy is to cast proxy votes in favor of proposals that Federated anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that Federated believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether Federated supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally Federated will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company's audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board's selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a "poison pill"). Federated will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally Federated will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted. Federated will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally Federated will vote: for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, Federated will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. Federated will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. Federated will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, Federated may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if Federated decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though Federated typically votes against such measures in other contexts.

Federated generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board. Federated believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, Federated will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), Federated will not vote proxies for such shares.

PROXY VOTING PROCEDURES

Federated has established a Proxy Voting Committee ("Proxy Committee"), to exercise all voting discretion granted to Federated by the Board in accordance with the proxy voting policies. Federated has hired Institutional Shareholder Services ("ISS") to obtain, vote, and record proxies in accordance with the Proxy Committee's directions. The Proxy Committee has supplied ISS with general guidelines that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these guidelines at any time or to vote contrary to the guidelines at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with Federated's general policy. ISS may vote any proxy as directed in the guidelines without further direction from the Proxy Committee and may make any determinations required to implement the guidelines. However, if the guidelines require case-by-case direction for a proposal, ISS shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS.

PART C. OTHER INFORMATION

ITEM 23.  EXHIBITS:


(a)(1) Registrant's Agreement and Declaration of Trust dated October 25, 1993 is herein incorporated by reference to Exhibit (a)(1) of Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (File No. 003-70958), filed with the Securities and Exchange Commission ("SEC") on November 24, 1998.

(a)(2) Certificate of Amendment of Agreement and Declaration of Trust of Corona Investment Trust dated December 11, 1993 is herein incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (File No. 003-70958), filed with the SEC on November 24, 1998.

(a)(3) Certificate of Amendment of Agreement and Declaration of Trust and Certificate of Trust of the Solon Funds dated June 13, 1994 is herein incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (File No. 003-70958), filed with the SEC on November 24, 1998.


(a)(4) Certificate of Amendment of Agreement and Declaration of Trust dated November 10, 1997 is herein incorporated by reference to Exhibit
            (1)(d) of Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (File No. 003-70958), filed with the SEC on December 17, 1997.


(a)(5) Amended and Restated Agreement and Declaration of Trust dated October 8, 1998 is herein incorporated by reference to Exhibit
            (a)(5) of Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (File No. 003-70958), filed with the SEC on November 24, 1998.

(a)(6) Certificate and Declaration of Trust dated December 10, 1998 is herein incorporated by reference to Exhibit (a)(6) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 003-70958), filed with the SEC on January 27, 1999.


(a)(7) Certificate of Amendment of Amended and Restated Agreement and Declaration of Trust dated March 24, 2004 is herein incorporated by reference to Exhibit (a)(7) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File Nos. 003-70958 and 811-08104), filed with the SEC on May 3, 2004.

(a)(8) Certificate of Amendment of Amended and Restated Agreement and Declaration of Trust dated November 17, 2006 is herein incorporated by reference to Exhibit (a)(8) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 003-70958 and 811-08104), filed with the SEC on February 1, 2007.

(b) Amended and Restated By-Laws of the Trust as revised November 18, 2004 are herein incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A (File Nos. 003-70958 and 811-08104), filed with the SEC on April 14, 2005.

(c) Instruments Defining Rights of Security Holders are herein incorporated by reference to Exhibit (c) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 19, 2007.

(d)(1) Investment Advisory Agreement between the Registrant and Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (6)(a) of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-14 (File Nos. 333-152093 and 811-08104), filed with the SEC on August 4, 2008.

(d)(2)(i) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Turner Investment Partners, Inc. dated February 17, 2006 is herein incorporated by reference to Exhibit (d)(2) of Post- Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.

(d)(2)(ii) Addendum to Sub-Advisory Agreement between Touchstone Advisors, Inc. and Turner Investment Partners, Inc. dated April 1, 2007 is herein incorporated by reference to Exhibit (d)(2)(ii) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 003-70958 and 811-08104), filed with the SEC on February 1, 2008.

(d)(2)(iii) Addendum to Sub-Advisory Agreement between Touchstone Advisors, Inc.
            and Turner Investment Partners, Inc. dated July 20, 2007 is herein incorporated by reference to Exhibit (d)(2)(iii) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 003-70958 and 811-08104), filed with the SEC on February 1, 2008.


(d)(2)(iv) Addendum to Sub-Advisory Agreement between Touchstone Advisors, Inc. and Turner Investment Partners, Inc. dated May 15, 2008 is filed herewith.

(d)(3) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Federated Investment Management Company dated December 1, 2008 is filed herewith.

(d)(4) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Federated Clover Investment Advisors, with respect to the Value Opportunities Fund, dated December 1, 2008 is filed herewith.

(d)(5) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Federated Clover Investment Advisors, with respect to the Diversified Small Cap Value Fund, dated December 1, 2008 is filed herewith.

(d)(6) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Sands Capital Management dated February 17, 2006 is herein incorporated by reference to Exhibit (d)(7) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.

(d)(7) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Miller/Howard Investments Inc. dated May 20, 2008 is herein incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 15, 2008.

(d)(8) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Navellier & Associates, Inc. dated September 29, 2008 is filed herewith.

(d)(9) Interim Sub-Advisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. dated October 1, 2008 is filed herewith.


(e)(1) Distribution Agreement between the Registrant and Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.

(e)(2) Form of Underwriter's Dealer Agreement is herein incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 1, 2007.

(f) Form of Touchstone Trustee Deferred Compensation Plan is herein incorporated by reference to Exhibit (f) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on March 12, 2007.


(g) Custodian Agreement between the Registrant and Brown Brother Harriman & Co. dated February 25, 2008 is filed herewith.


(h)(1) Form of Amended Administration Agreement between the Registrant and Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 1, 2007.


(h)(2) Amended Sub-Administration Agreement between Touchstone Advisors, Inc. and JPMorgan Chase Bank, N.A. is herein incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 003-70958 and 811-08104), filed with the SEC on February 1, 2008.

(h)(3) Addendum to Amended Sub-Administration Agreement between Touchstone Advisors, Inc. and JPMorgan Chase Bank, N.A. is herein incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 003-70958 and 811-08104), filed with the SEC on February 1, 2008.

(h)(4) Form of Transfer Agency Agreement between the Registrant and Integrated Investment Services, Inc. is herein incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 1, 2007.

(h)(5) Addendum to Transfer Agency Agreement between the Registrant and JPMorgan Chase Bank, N.A. is herein incorporated by reference to Exhibit (h)(6) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 003-70958 and 811-08104), filed with the SEC on February 1, 2008.

(h)(6) Amended Compliance Services Agreement among the Registrant, Touchstone Strategic Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust and JPMorgan Chase Bank, N.A. is herein incorporated by reference to Exhibit (h)(8) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 003-70958 and 811-08104), filed with the SEC on February 1, 2008.

(h)(7) Fidelity Bond Allocation Agreement dated April 1, 2008 is filed herewith.

(h)(8)(i)   Expense Limitation Agreement is filed herewith.

(h)(8)(ii) Amendment to Expense Limitation Agreement is herein incorporated by reference to Exhibit (h)(10)(ii) of Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 15, 2008..

(h)(9) Expense Limitation Agreement with regards to the Sands Capital Select Growth Fund is filed herewith.

(i)         Opinion and Consent of Counsel is filed herewith.

(j)         Consent of Ernst & Young is filed herewith.


(k)         Not Applicable.

(l)         Not Applicable.

(m)(1) Distribution and Shareholder Services Plan for Class A Shares is herein incorporated by reference to Exhibit (10)(a) of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-14 (File Nos. 333-152093 and 811-08104), filed with the SEC on August 4, 2008.

(m)(2) Distribution and Shareholder Services Plan for Class C Shares is herein incorporated by reference to Exhibit (10)(b) of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-14 (File Nos. 333-152093 and 811-08104), filed with the SEC on August 4, 2008.


(m)(3)      Shareholder Services Plan for Class Z Shares is filed herewith.

(n)(1) Amended and Restated Rule 18f-3 Multiple Class Plan is filed herewith.


(o)         Not Applicable.

(p)(1) Code of Ethics for the Registrant is herein incorporated by reference to Exhibit (p)(1) of Post- Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on January 30, 2006.

(p)(2) Code of Ethics for Touchstone Advisors, Inc. and Touchstone Securities, Inc. is herein incorporated by reference to Exhibit
            (p)(2) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.

(p)(3) Code of Ethics for Turner Investment Partners, Inc. is herein incorporated by reference to Exhibit (p)(3) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 5, 2004.


(p)(4) Code of Ethics for Federated Investment Management Company and Federated Clover Investment Advisors is filed herewith.

(p)(5) Code of Ethics for Sands Capital Management is herein incorporated by reference to Exhibit (p)(12) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 6, 2004.


(p)(6) Code of Ethics for Miller/Howard Investments, Inc. is filed herewith.


(p)(7) Code of Ethics for Navellier & Associates, Inc. is herein incorporated by reference to Exhibit (p)(8)(ii) of Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 15, 2008.


(q)(1) Powers of Attorney for Phillip R. Cox, Donald C. Siekmann, Robert E. Stautberg and Jill T. McGruder are herein incorporated by reference to Exhibit (q)(1) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.

(q)(2) Powers of Attorney for H. Jerome Lerner and John P. Zanotti are herein incorporated by reference to Exhibit (q)(2) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on March 12, 2007.

ITEM 24.

Not Applicable.

ITEM 25. INDEMNIFICATION:

      Article VII of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase with Trust assets insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

      Article VI of the By-Laws of the Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is and other amounts or was an agent of the Trust, against expenses, judgments, fines, settlement and other amounts actually and reasonable incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the best interests of the Trust. Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable in the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:

      TOUCHSTONE ADVISORS, INC. (the "Advisor") is a registered investment adviser that provides investment advisory services to the Touchstone Fund Complex.

      The following list sets forth the business and other connections of the directors and executive officers of the Advisor. Unless otherwise noted, the address of the corporations listed below is 303 Broadway, Cincinnati, Ohio 45202. *The address is 400 Broadway, Cincinnati, Ohio 45202.


(1)   Jill T. McGruder - CEO and Director Touchstone Advisors, Inc.

            (a) President and Chief Executive Officer-IFS Financial Services,
            Inc.
            (b) President and Chief Executive Officer-Integrity Life Insurance
            Co.
            (c) President and Chief Executive Officer, National Integrity Life Insurance Co.
            (d) Chief Executive Officer-Touchstone Fund Complex
            (e) Senior Vice President-Western & Southern Financial Group*
            (f) President-IFS Systems, Inc.
            (g) Senior Vice President-W&S Brokerage Services, Inc.*
            (h) Director - Western & Southern Financial Group*, Capital Analysts, Inc., IFS Financial Services, Inc., IFS Systems, Inc., Integrity Life Insurance Co., National Integrity Life Insurance Company, Touchstone Securities, Inc., Western & Southern Financial Group Distributors, Inc.*, LaRosa's, Inc., W&S Brokerage Services, Inc.*

(2) Brian E. Hirsch - Vice President & Chief Compliance Officer-Touchstone Advisors, Inc.

            (a) Senior Vice President-IFS Financial Services, Inc.
            (b) Vice President & Chief Compliance Officer-Touchstone Fund
            Complex
            (c) Director of Compliance of W&S Brokerage Services, Inc. (d) Chief Compliance Officer-MMA Praxis Funds, Inc.

(3)   Donald J. Wuebbling - Director & Chief Legal Officer-Touchstone Advisors,
      Inc.

            (a) Director-AM Concepts, Inc.*, Touchstone Securities, Inc., IFS Agency Services, Inc., W&S Financial Group Distributors, Inc.*, IFS Systems, Inc., Eagle Realty Investments, Inc.*, Insurance Profillment Solutions, LLC.*, Capital Analysts Inc., Integrity Life Insurance Company,* National Integrity Life Insurance Company,* WestAd Inc*, Server Vault Corp.*, Todd Investment Advisors, Inc.*, Eagle Realty Group, LLC.*, IFS Financial Services, Inc., Western & Southern Agency Services, Inc.*, Fort Washington Investment Advisors, Inc., W&S Brokerage Services, Inc.*, Columbus Insurance Company*, IIS Broadway*

            (b) Senior Vice President and General Counsel-Western & Southern Life Insurance Company

            (c) Senior Vice President -W&S Brokerage Services, Inc.*, Columbus Life Insurance Co.*

            (d) Secretary -Eagle Realty Group, LLC.*, IFS Financial Services, Inc., Western & Southern Agency Services, Inc.*, Fort Washington Investment Advisors, Inc., AM Concepts, Inc.*, Columbus Life Insurance Co.*

            (e) Assistant Secretary-Eagle Realty Investments, Inc*.

            (f) Vice President-AM Concepts, Inc.*

(4)   Richard K. Taulbee-Vice President-Touchstone Advisors, Inc.

            (a) Vice President-Capital Analysts, Inc., Eagle Realty Group, LLC.*, Eagle Realty Investments*, IFS Financial Services, Inc., IFS Fund Distributors, Inc., IFS Systems, Inc., IIS Broadway Corporation*, Integrity Life Insurance Company, National Integrity Life Insurance Company, Western & Southern Life Insurance Company*, Touchstone Securities, Inc., WestAd, Inc.*, W&S Brokerage Services, Inc.*, W&S Financial Group Distributors, Inc.*, Western & Southern Agency Service, Inc.*, IFS Agency Services, Inc.*

(5)   James J. Vance-Vice President & Treasurer-Touchstone Advisors, Inc.

            (a) Vice President & Treasurer-Western & Southern Life Insurance Company*, Fort Washington Investment Advisors, Inc., IFS Financial Services, Inc., IFS Agency Services, Inc., W&S Financial Group Distributors, Inc.*, IFS Systems, Inc., Touchstone Securities, Inc., Columbus Life Insurance Company*, Eagle Realty Group, LLC*, Eagle Realty Investments, Inc.*, Integrity Life Insurance Company, National Integrity Life Insurance Company, WestAd Inc.*, AM Concepts, Inc*.

            (b) Treasurer-W&S Brokerage Services, Inc.*, Fort Washington Capital Partners, LLC., Insurance Profillment Solutions*, Tristate Ventures, LLC.*

(6) Terrie A. Wiedenheft - Senior Vice President and Chief Financial Officer-Touchstone Advisors, Inc.

            (a) Senior Vice President and Chief Financial Officer-Fort Washington Investment Advisors, Inc., W&S Brokerage Services, Inc.*, IFS Financial Services, IFS Fund Distributors, Inc., and Touchstone Securities, Inc.

            (b) Treasurer & Controller-Touchstone Fund Complex

            (c) Treasurer of IFS Fund Distributors, Inc.

(7)   James N. Clark - Director-Touchstone Advisors, Inc.

            (a) Vice President, Director and Secretary-Western & Southern Mutual Holding Company*, Western & Southern Financial Group, Inc.*, Western & Southern Life Assurance Company*, Western-Southern Life Assurance Company.*

            (b) Director and Secretary-WestAd, Inc.*

            (c) Director-Columbus Life Insurance Company*, Eagle Realty Group, LLC.*, Eagle Realty Investments, Inc.*, IFS Agency Services, Inc., IFS Systems, Inc., Touchstone Securities, Inc., W&S Financial Group Distributors, Inc.*, Capital Analysts, Inc., AM Concepts*, IFS Financial Services, Western & Southern Agency Services, Inc.*, Lafayette Life Insurance Company*, Western & Southern Agency Services, Inc.

(8) William A. Dent-Senior Vice President - Product Management and Marketing-Touchstone Advisors, Inc.

            (a) Vice President-Touchstone Fund Complex

(9)   Gregory A. Harris-Vice President-Touchstone Advisors, Inc.

            (a) Vice President Fund Administration-Touchstone Fund Complex

(10)  Jeffrey K. Ringdahl-Vice President-Touchstone Advisors, Inc.

            (a) Vice President Product Management-Touchstone Fund Complex

(11)  Rhonda S. Malone-Secretary-Touchstone Advisors, Inc.

            (a) Secretary-Touchstone Securities, Inc., W&S Brokerage Services, Inc.*, W&S Financial Group Distributors, Inc.*, IFS Systems, Inc., IFS Fund Distributors, Inc., IFS Agency Services Inc.

            (b) Associate Counsel - Securities-Western & Southern Financial Group, Inc.*

(12)  Gene L. Needles - President- Touchstone Advisors, Inc.

            (a) Vice President-Touchstone Fund Complex


Fort Washington Investment Advisors, Inc.
-----------------------------------------

Fort Washington Investment Advisors, Inc. ("Fort Washington") is the interim investment sub-adviser for the Touchstone Short Duration Fixed Income and Touchstone Ultra Short Duration Fixed Income Funds. The principal address of Fort Washington is 303 Broadway, Suite 1200, Cincinnati, OH 45202. Fort Washington is an investment adviser registered under the Advisers Act. Except as stated below, no director, officer or partner of Fort Washington has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

      (1)   Maribeth S. Rahe, President and Director

            (a) Director of Todd Investment Advisors, Inc., 3160 National City Tower, Louisville, KY 40202, Capital Analysts Incorporated, Committee of 200/Foundation,Cincinnati USA Regional Chamber, Thunderbird School of Global Management, Advisory Council Center for Women's Business Research, Life Trustee, New York Landmarks conservancy; Life Trustee, Rush-Presbyterian-St. Luke's Medical center; Board Member, Consolidated Communications Illinois Holdings Inc.; Trustee & Treasurer, Cincinnati Arts Association; Advisory Board, Sisters of Notre Dame de Namur; Advisory Board, Xavier University; Advisory Board CincyTech USA; Member Economics Club of Chicago and New York, The Chicago Network; Member, Women's Economic Roundtable; Member Shared Civic Agenda, Cincinnati Chamber of Commerce Economics

            (b) Senior Vice President of The Western and Southern Life Insurance Company

            (c)   President of Tristate Ventures, LLC*

      (2)   Nicholas P. Sargen, Chief Investment Officer and Director

            (a)   Director of Todd Investment Advisors, Inc.

            (b) Senior Vice President & Chief Investment Officer of The Western and Southern Life Insurance Company, Columbus Life Insurance Company, Integrity Life Insurance Company and National Integrity Life Insurance Company

            (c)   Chief Investment Officer of Tristate Ventures, LLC*

            (d)   Director of Good Samaritan Hospital Foundation

            (e) Board of Trustees, Good Sam Hospital; Board Member, Xavier University

      (3)   John F. Barrett, Chairman and Director

            (a) President, Director and Chief Executive Officer of The Western and Southern Life Insurance Company, Western- Southern Life Assurance Company and Western & Southern Financial Group

            (b) Trustee of Touchstone Variable Series Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Strategic Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust.

            (c) A Director and Chairman of Columbus Life Insurance Company, Integrity Life Insurance Company and National Integrity Life Insurance Company.

            (d) A Director of Eagle Realty Group LLC, Eagle Realty Investments, Inc., Todd Investment Advisors, Inc., Capital Analysts, Inc., The Andersons, Convergys Corp. and Fifth Third Bancorp.

            (e)   Director, Chairman & CEO of WestAd, Inc.

            (f)   President & Director of Western & Southern Financial Fund

      (4)   Brendan M. White, Managing Director & Senior Portfolio Manager

            (a)   Director of The Friars Club

      (6)   James A. Markley, Managing Director

            (a)   Director, Sycamore National Bank

            (b)   Trustee, Corbett Foundation

      (7)   Roger M. Lanham - Managing Director & Manager

      (8)   John J. O'Connor, Managing Director

            (a)   Director of Friars Club Foundation and SC Ministry Foundation

            (b)   Investment Committee, Province of St John the Baptist

      (9)   Timothy J. Policinksi, Managing Director

      (10)  Michele Hawkins, Chief Compliance Officer & Vice President

            (a)   Investment Committee, Greater Cincinnati Foundation

      (11)  Donald J. Wuebbling - Secretary & Director See biography above

      (12)  Margaret C. Bell, Managing Director

      (13)  Robert L. Walker, Director

            (a) Director of Eagle Realty Group, LLC, Integrity Life Insurance Company, Todd Investment Advisors, Inc., Computer Services, Inc. and Tri-Health

            (b) Chief Financial Officer of The Western and Southern Life Insurance Company

      (14)  Richard Jandrain III - Managing Director

      (15) Terrie A. Wiedenheft, Senior Vice President and Chief Financial Officer - See biography above

      (16)  James J. Vance, Vice President & Treasurer - See biography above.

      (17)  Stephen A. Baker, Managing Director of Private Equity

            (a) Director of SeverVault Corp.*, Walnut Hills High School Alumni Foundation, Greater Cincinnati Rowing Foundation, Fortis Security Products, LLC, NeoGenesis Pharmaceuticals, CH Mack, Inc., TCI Medical, Inc., CoMeT Solutions, Inc. and Laboratory Partners, Inc.

            (b) Advisory Board, Oxford Bioscience Partners, Triathlon, Medical Ventures, Chrysalis Ventures

      (18)  Christopher L. Baucom, Managing Director of Private Equity

            (a)   Director of Biostart and Cincinnati Opera

      (19)  John P. Bessone, Vice President

      (20)  Paul D. Cohn, Vice President of Private Equity

      (21)  Rance G. Duke, Vice President and Sr. Portfolio Manager

            (a) Board Member, Spring Grove Cemetery, Bethesda Foundation, Bethesda, Inc. and YMCA of Greater Cincinnati

            (b)   Member, United Way, Red Cross Partnership Committee

      (22)  Thomas L. Finn, Vice President and Sr. Portfolio Manager

            (a)   Director of The Cincinnati Foundation for the Aged

      (23)  Mark A. Frietch, Managing Director/Investment Operations and
            Marketing

      (24)  John J. Goetz, Vice President and Sr. Portfolio Manager

      (25)  Daniel J. Kapusta, Vice President and Sr. Portfolio Manager

      (26)  Howard R. Lodge, Vice President and Sr. Portfolio Manager

      (27)  Bihag N. Patel, Vice President & Sr. Portfolio Manager

      (28)  David K. Robinson, Vice President

      (29)  Nancy E. Schultz, Vice President and Controller

            (a)   Vice President and Controller of IFS Financial Services, Inc.

      (30)  Charles A. Ulbricht, Vice President and Sr. Portfolio Manager

      (31)  Scott D. Weston, Vice President and Portfolio Manager

            (a)   Director of Cincinnati Children's Theatre

      (32)  Stephen Ball, Vice President

      (33)  Marty Flesher, Vice President

      (34)  Jeff Meek, Vice President and Senior Financial Officer

      (35)  Jonathan Niemeyer, VP Associate General Counsel

            (a) Board of Directors, The Pro Foundation Inc., Board of Advisors, David Pollack's Empower Foundation

Turner Investment Partners, Inc.
--------------------------------

Turner Investment Partners, Inc. ("Turner") is the investment sub-adviser for the Touchstone Healthcare & Biotechnology, Touchstone Mid Cap and the Touchstone Small Cap Value Opportunities Funds. The principal address of Turner is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. Turner is an investment adviser registered under the Advisers Act. Except as stated below, no director, officer or partner of Turner has been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of Turner advisory affiliates.


NAME AND POSITION                                           POSITION WITH
WITH COMPANY                     OTHER COMPANY              OTHER COMPANY
-----------------                -------------              -------------
Thomas R. Trala                  Turner Funds               President
Chief Financial and Operating
Officer, Secretary
                                 Turner Investment          Board Member & Chief
                                 Partners Pty. Ltd.         Operating Officer

                                 Turner Investment          Board Member,
                                 Management LLC             President & Chief
                                                            Operating Officer &
                                                            Treasurer

                                 Turner International Ltd.  Trustee

Mark D. Turner                   Turner Investment          Chairman
Vice Chairman of the Board;      Management LLC
President, Senior
Portfolio Manager                The Episcopal Academy      Trustee
                                 (Newtown Square, PA)

Robert E. Turner                 Turner Funds               Trustee
Chairman of the Board; Chief
Investment Officer; Chief        Turner Investment          Board Member
Executive Officer                Partners Pty. Ltd.

                                 Bradley University         Trustee
                                 Peoria, IL

                                 Turner International Ltd.  Trustee

Christopher K. McHugh            Philadelphia University    Trustee
Board Member, Vice President,
Senior Portfolio Manager


Sands Capital Management, LLC
-----------------------------

Sands Capital Management, LLC ("Sands Capital") is the sub-adviser for the Touchstone Sands Capital Select Growth Fund. The principal business address of Sands Capital is 1101 Wilson Blvd., Suite 2300, Arlington, VA 22209. Sands Capital is an investment adviser registered under the Advisers Act. No director, officer or partner of Sands Capital has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

Miller/Howard Investments, Inc.
-------------------------------

Miller/Howard Investments, Inc. ("Miller/Howard") is the investment sub-advisor for the Touchstone Premium Yield Fund. The principal address for Miller/Howard Investments is 324 Upper Byrdcliffe Rd., Woodstock, NY 12498. Miller/Howard Investments is a registered investment adviser under the Advisers Act. Except as stated below, no director, officer or partner has been engaged in any business or profession of a substantial nature during the past two fiscal years.


NAME AND POSITION                                          POSITION WITH
WITH COMPANY                    OTHER COMPANY              OTHER COMPANY
-----------------               -------------              -------------
Lowell G. Miller                Overlook Advisers, LLC     Pres., CIO, DOR
Helen Hamada                    Overlook Advisers, LLC     Managing Dir., CCO
Bryan J. Spratt                 Overlook Advisers, LLC     PM, RA
John E. Leslie III              Overlook Advisers, LLC     PM, RA
Lee S. Chun                     Overlook Advisers, LLC     Exec. VP, Operations
                                                           Client Srvcs. Manager


Overlook Advisors LLC is affiliated with Miller/Howard Investments and has the same owners. It was the General Partner for a hedge fund that has closed (12/31/07).

Navellier & Associates, Inc.
----------------------------

Navellier & Associates, Inc. ("Navellier") is a registered advisor providing sub-advisory services to the Touchstone International Growth Fund. The address of Navellier is One East Liberty Street, Third Floor, Reno, Nevada. No director, officer or partner of Navellier has been engaged in any other business or profession of a substantial nature during the past two fiscal years.


Federated Clover Investment Advisors
------------------------------------

Federated Clover Investment Advisors, a division of Federated Global Investment Management Corp. ("Federated Clover"), an SEC-registered advisor located at 400 Meridian Centre, Ste 200, Rochester, NY 14618, serves as sub-advisor to the Touchstone Diversified Small Cap Value and the Touchstone Value Opportunities Funds. No director, officer or partner has been engaged in any business or profession of a substantial nature during the past two fiscal years.

Federated Investment Management Company
---------------------------------------

Federated Investment Management Company ("Federated"), an SEC-registered investment adviser located at Federated Investors Tower, 1001 Liberty Avenue, 24th Floor, Pittsburgh, PA 15222-3779, serves as Sub-Advisor to the Touchstone Clover Core Fixed Income Fund. Except as stated below, no director, officer or partner has been engaged in any business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION                                            POSITION WITH
WITH COMPANY               OTHER COMPANY                     OTHER COMPANY
-----------------          -------------                     -------------

Mark D. Olsen              Mark D. Olson & Company, L.L.C    Principal
Director                   Wilson, Halbrook & Bayard, P.A    Partner


ITEM 27. PRINCIPAL UNDERWRITERS:

      (a) Touchstone Securities, Inc. acts as underwriter for the Touchstone Fund Complex.

      (b) The following are the directors and officers of the underwriter. Unless otherwise noted, the address of the persons named below is 303 Broadway, Cincinnati, Ohio 45202. *The address is 400 Broadway, Cincinnati, Ohio 45202.


                                POSITION WITH          POSITION WITH
            NAME                UNDERWRITER            REGISTRANT

      Gene L. Needles           President              Vice-President
      Jill T. McGruder          Director               Trustee/President
      James N. Clark*           Director               None
      Donald J. Wuebbling*      Director               None
      Patricia J. Wilson        Chief Compliance       None
                                Officer
      Richard K. Taulbee*       Vice President         None
      James J. Vance*           Treasurer              None
      Terrie A. Wiedenheft      Chief Financial        Controller/Treasurer
                                Officer
      Rhonda Malone             Secretary              None


      (c) None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

      (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3);(6);
(8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant's Custodian:

          Brown Brothers Harriman & Co.
          40 Water Street
          Boston, Massachusetts 02109

      (b) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D);(4);
(5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of the Registrant's Administrator and Sub-Administrator

          Touchstone Advisors, Inc.
          303 Broadway, Suite 1100
          Cincinnati, OH 45202

          JPMorgan
          303 Broadway, Suite 900
          Cincinnati, OH 45202

      (c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f),the required books and records are maintained at the principal offices of the Registrant's Advisers:

          Turner Investment Partners, Inc.
          1205 Westlakes Drive, Suite 100
          Berwyn, PA 19312

          Touchstone Advisors, Inc.
          303 Broadway, Suite 1100
          Cincinnati, OH  45202

          Federated Clover Investment Advisors
          400 Meridian Centre, Ste 200
          Rochester, NY 14618

          Federated Investment Management Company
          Federated Investors Tower, 1001 Liberty Avenue, 24th Floor Pittsburgh, PA 15222-3779

          Sands Capital Management, LLC
          1101 Wilson Blvd, Suite 2300
          Arlington, VA 22209


          Miller/Howard Investments, Inc.
          324 Upper Byrdcliffe Road
          Woodstock, NY, 12498

          Navellier & Associates, Inc.
          One East Liberty Street, Third Floor
          Reno, Nevada 89501


          Fort Washington Investment Advisors, Inc.
          303 Broadway, Suite 1200
          Cincinnati, OH 45202


ITEM 29. MANAGEMENT SERVICES:

None.

ITEM 30. UNDERTAKINGS:

None

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 41 to Registration Statement No. 002-80859 to be signed on its behalf by the undersigned, duly authorized, in the City of Cincinnati, State of Ohio on the 28th day of January, 2009.

                                          TOUCHSTONE FUNDS GROUP TRUST

                                          By: /S/ JILL T. MCGRUDER
                                          ------------------------
                                          Jill T. McGruder
                                          President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity on the date(s) indicated.


         *                        Trustee                       January 28, 2009
----------------------------
Phillip R. Cox


         *                        Trustee                       January 28, 2009
----------------------------
Robert E. Stautberg


         *                        Trustee                       January 28, 2009
----------------------------
Donald C. Siekmann

         *                        Trustee                       January 28, 2009
----------------------------
H. Jerome Lerner

         *                        Trustee                       January 28, 2009
----------------------------
John P. Zanotti


/S/ JILL T. MCGRUDER              Trustee and                   January 28, 2009
----------------------------      President
Jill T. McGruder


/S/ TERRIE A. WIEDENHEFT          Controller,                   January 28, 2009
----------------------------      Treasurer and
Terrie A. Wiedenheft              Principal Financial
                                  Officer



* By: /S/ JAY S. FITTON
      ----------------------
      Jay S. Fitton
      (Attorney-in-Fact Pursuant to Power of Attorney)

                                  EXHIBIT INDEX


(d)(2)(iv) Addendum to Sub-Advisory Agreement between Touchstone Advisors, Inc. and Turner Investment Partners, Inc. dated May 15, 2008 is filed herewith.

(d)(3) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Federated Investment Management Company dated December 1, 2008 is filed herewith.

(d)(4) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Federated Clover Investment Advisors, with respect to the Value Opportunities Fund, dated December 1, 2008 is filed herewith.

(d)(5) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Federated Clover Investment Advisors, with respect to the Diversified Small Cap Value Fund, dated December 1, 2008 is filed herewith.

(d)(8) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Navellier & Associates, Inc. dated September 29, 2008 is filed herewith.

(d)(9) Interim Sub-Advisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. dated October 1, 2008 is filed herewith.

(g) Custodian Agreement between the Registrant and Brown Brother Harriman & Co. dated February 25, 2008 is filed herewith.

(h)(7) Fidelity Bond Allocation Agreement dated April 1, 2008 is filed herewith.

(h)(8)(i)   Expense Limitation Agreement is filed herewith.

(h)(9) Expense Limitation Agreement with regards to the Sands Capital Select Growth Fund is filed herewith.

(i)         Opinion and Consent of Counsel is filed herewith.

(j)         Consent of Ernst & Young is filed herewith.

(m)(3)      Shareholder Services Plan for Class Z Shares is filed herewith.

(n)(1) Amended and Restated Rule 18f-3 Multiple Class Plan is filed herewith.

(p)(4) Code of Ethics for Federated Investment Management Company and Federated Clover Investment Advisors is filed herewith.

(p)(6) Code of Ethics for Miller/Howard Investments, Inc. is filed herewith.